OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2014 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (713) 626-1919

Date of fiscal year end:        12/31

Date of reporting period:        12/31/12

Item 1.	Reports to Stockholders.

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIBRA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Balanced-Risk Allocation Fund underperformed the Custom V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	10.98%
Series II Shares	10.64
MSCI World Index‚ (Broad Market Index)	15.83
Custom V.I. Balanced-Risk Allocation Index¡ (Style-Specific Index)	11.30

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ¡Invesco, IDC via FactSet Research Systems Inc.

How we invest

The Fund’s investment process, under normal conditions, is implemented with derivatives and other financially-linked instruments whose performance is expected to correspond to US and international equity, fixed income and commodity markets. The Fund invests in derivatives and other financially-linked instruments such as total return swaps, futures and exchange-traded funds. The Fund seeks to gain exposure to commodity markets primarily through investments in Invesco Cayman Commodity Fund IV Ltd. (“the Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

    Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, fixed income and commodity markets using a risk-balanced investment process. Our primary goal is to build a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of

Risk Allocation
By asset class
Asset Class	Risk Allocation	% of Net Assets as of 12/31/12*
Equity	40.29%	37.36%
Fixed Income	27.78	86.15
Commodities	31.83	31.59
*	Due to the use of leverage, the percentages may not equal 100%.

risk contributed by its exposure to equity, fixed income and commodity markets. We use a disciplined, three-step investment process that seeks to build a portfolio that may perform well in a variety of economic environments while attempting to limit the impact that poor performance from any single asset has on overall Fund performance.

    We begin the process by selecting representative assets for each asset class (equity, fixed income and commodity) from a universe of more than 50 assets. We consider three criteria when selecting assets:

■	Low correlation among the assets – We estimate long-term correlation among assets to build the Fund.
■	Theoretical basis for excess return – We analyze each asset’s expected excess return over cash (its risk premium).
■

Liquidity, transparency and flexibility – Our strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure.

    Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk/reward profile which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio monthly, or when new assets are added to the portfolio. Typically, the majority of the leverage in the Fund stems from its fixed income exposure, since it is the asset class that requires upsizing due to its generally lower risk profile.

    Finally, on a monthly basis, we actively adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the prevailing economic climate.

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the Fund’s strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role

Invesco V.I. Balanced-Risk Allocation Fund

as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund produced negative returns, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed its style-specific index as its defensive posture proved beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range-bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco V.I. Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-
Risk Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-
Risk Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-
Risk Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-
Risk Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 1/23/09; index data from 1/31/09

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (1/23/09)	14.92%
1 Year	10.98

Series II Shares
Inception (1/23/09)	14.61%
1 Year	10.64

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.24% and 1.49%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

[2]	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.02% for Invesco V.I. Balanced-Risk Allocation Fund.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Commodity-linked notes risk. The Fund’s and the Subsidiary’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund and the Subsidiary.

    Commodity risk. The Fund’s and the Subsidiary’s investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s and the Subsidiary’s performance are linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

    Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund and the Subsidiary.

    Credit risk. The issuer of instruments in which the Fund and the Subsidiary invest may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s and the Subsidiary’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund and the Subsidiary may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Exchange-traded funds risk. An investment by the Fund and the Subsidiary in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund and the Subsidiary indirectly bear their proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund and the Subsidiary may invest are leveraged. The more the Fund and the Subsidiary invest in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

    Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

    Foreign securities risk. The Fund’s and the Subsidiary’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest

Invesco V.I. Balanced-Risk Allocation Fund

rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Leverage risk. Leverage exists when the Fund and the Subsidiary purchase or sell an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund and the Subsidiary could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s and the Subsidiary’s liquidity, cause them to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve their intended objective.

    Liquidity risk. The Fund and the Subsidiary may hold illiquid securities that may be unable to sell at the preferred time or price and could lose their entire investment in such securities.

    Management risk. The investment techniques and risk analysis used by the Fund’s and the Subsidiary’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s and Subsidiary’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability and currency and interest rate fluctuations.

    Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

    Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act) and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

    Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

    The Custom V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, comprises 60% MSCI World Index and 40% Barclays U.S. Aggregate Index.

    The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2012

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–7.42%
U.S. Treasury Bills(a)	0.10%	01/10/13	$38,200,000	$38,199,788
U.S. Treasury Bills(a)	0.12%	01/10/13	14,300,000	14,299,920
U.S. Treasury Bills(a)(b)	0.11%	03/07/13	34,500,000	34,498,156
U.S. Treasury Bills(a)(b)	0.12%	03/07/13	13,550,000	13,549,276
Total U.S. Treasury Securities (Cost $100,538,761)				100,547,140

		Expiration Date

Commodity-Linked Securities–1.38%
Canadian Imperial Bank of Commerce Commodity Linked EMTN Notes U.S. Federal Funds Effective Rate minus 0.04% (linked to the Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index, multiplied by two)(c)		11/12/13	10,915,000	9,360,972
Cargill, Inc. Commodity Linked Notes one month LIBOR rate minus 0.1% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by two)(c)		11/20/13	10,015,000	9,286,955
Total Commodity-Linked Securities (Cost $20,930,000)				18,647,927

			Shares

Money Market Funds–85.04%
Government & Agency Portfolio–Institutional Class(d)			168,742,536	168,742,536
Invesco V.I. Money Market Fund–Series I(d)			20,440,310	20,440,310
Liquid Assets Portfolio–Institutional Class(d)			224,990,047	224,990,047
Premier Portfolio–Institutional Class(d)			187,491,706	187,491,706
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland)(d)			193,692,154	193,692,154
STIC Prime Portfolio–Institutional Class(d)			149,993,365	149,993,365
Treasury Portfolio–Institutional Class(d)			206,240,877	206,240,877
Total Money Market Funds (Cost $1,151,590,995)				1,151,590,995
TOTAL INVESTMENTS–93.84% (Cost $1,273,059,756)				1,270,786,062
OTHER ASSETS LESS LIABILITIES–6.16%				83,373,961
NET ASSETS–100.00%				$1,354,160,023

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was designated as collateral for swap agreements. See Note 1J and Note 4.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $18,647,927, which represented 1.38% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts and Swap Agreements at Period-End(a)
Long Futures Contracts		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australia 10 Year Bonds		1,490	March–2013	$191,020,896	$931,122
Brent Crude		244	February–2013	27,110,840	566,698
Canada 10 Year Bonds		1,161	March–2013	158,519,130	(169,121)
Dow Jones EURO STOXX 50 Index		2,600	March–2013	89,706,006	601
E-Mini S&P 500 Index		1,293	March–2013	91,809,465	332,032
Euro Bonds		973	March–2013	186,969,166	1,787,633
FTSE 100 Index		920	March–2013	87,422,220	(400,890)
Gas Oil		208	January–2013	19,281,600	(205,399)
Gasoline Reformulated Blendstock Oxygenate Blending		173	February–2013	20,066,512	317,196
Hang Seng Index		367	January–2013	53,684,103	196,786
Heating Oil		78	April–2013	9,813,586	58,713
Japan 10 Year Bonds		80	March–2013	132,472,622	(958,605)
LME Copper		379	May–2013	75,248,081	(1,143,881)
LME Primary Aluminum		103	January–2013	5,269,737	(152,982)
Long Gilt		1,098	March–2013	212,169,953	481,085
Russell 2000 Index Mini		912	March–2013	77,209,920	1,357,824
Silver		264	March–2013	39,899,640	(3,921,752)
Tokyo Stock Price Index		1,038	March–2013	103,082,075	9,070,990
U.S. Treasury 20 Year Bonds		657	March–2013	96,907,500	(1,263,288)
WTI Crude		138	June–2013	12,901,620	386,135
Total Futures Contracts					$7,270,897

Long Swap Agreements	Counterparty
Receive a return equal to the Dow Jones-UBS Gold Index and pay the product of (i) 0.15% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Bank of America, N.A.	216,500	December–2013	$46,884,352	$(1,010,124)
Receive a return equal to the Barclays Commodity Strategy 1635 Excess Return Index and pay the product of (i) 0.53% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Barclays Bank PLC	30,330	October–2013	19,860,290	(705,527)
Receive a return equal to the Barclays Gold Nearby Excess Return Index and pay the product of (i) 0.22% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Barclays Bank PLC	82,800	April–2013	32,844,118	(433,217)
Receive a return equal to the Goldman Sachs Alpha Basket B472 Excess Return Strategy and pay the product of (i) 0.60% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Goldman Sachs International	23,080	November–2013	12,993,033	(254,087)
Receive a return equal to the J.P. Morgan Bespoke Commodity 165 Index and pay the product of (i) 0.45% of the Notional Amount multiplied by (ii) days in the period divided by 365.	JPMorgan Chase Bank, N.A.	26,350	October–2013	18,282,249	(145,157)
Total Swap Agreements					$(2,548,112)

(a)	Futures collateralized by $73,306,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets

and Liabilities

December 31, 2012

Consolidated Statement of

Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $121,468,761)	$119,195,067
Investments in affiliated money market funds, at value and cost	1,151,590,995
Total investments, at value (Cost $1,273,059,756)	1,270,786,062
Foreign currencies, at value (Cost $111,705)	104,809
Receivable for:
Deposits with brokers for open futures contracts	73,306,000
Variation margin	2,706,946
Fund shares sold	12,051,164
Dividends	87,807
Investment for trustee deferred compensation and retirement plans	21,011
Other assets	1,216
Total assets	1,359,065,015

Liabilities:
Payable for:
Fund shares reacquired	653,633
Swap income payable	26,696
Accrued fees to affiliates	1,579,840
Accrued other operating expenses	59,048
Trustee deferred compensation and retirement plans	37,663
Unrealized depreciation on swap agreements	2,548,112
Total liabilities	4,904,992
Net assets applicable to shares outstanding	$1,354,160,023

Net assets consist of:
Shares of beneficial interest	$1,279,050,108
Undistributed net investment income	25,953,683
Undistributed net realized gain	46,714,178
Unrealized appreciation	2,442,054
$1,354,160,023

Net Assets:
Series I	$10,354,301
Series II	$1,343,805,722

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	818,584
Series II	106,898,470
Series I:
Net asset value per share	$12.65
Series II:
Net asset value per share	$12.57

Investment income:
Dividends from affiliated money market funds	$602,971
Interest	258,534
Total investment income	861,505

Expenses:
Advisory fees	7,226,293
Administrative services fees	1,566,467
Custodian fees	23,718
Distribution fees — Series II	1,936,502
Transfer agent fees	10,989
Trustees’ and officers’ fees and benefits	43,328
Other	85,338
Total expenses	10,892,635
Less: Fees waived	(3,473,065)
Net expenses	7,419,570
Net investment income (loss)	(6,558,065)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	199,459
Foreign currencies	1,486,147
Futures contracts	69,897,983
Swap agreements	8,010,685
79,594,274
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,846,119)
Foreign currencies	(8,710)
Futures contracts	4,324,553
Swap agreements	(4,006,652)
(1,536,928)
Net realized and unrealized gain	78,057,346
Net increase in net assets resulting from operations	$71,499,281

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$(6,558,065)	$(779,193)
Net realized gain	79,594,274	17,004,994
Change in net unrealized appreciation (depreciation)	(1,536,928)	(3,110,200)
Net increase in net assets resulting from operations	71,499,281	13,115,601

Distributions to shareholders from net investment income:
Series I	(77,493)	(136)
Series ll	(9,112,949)	(301,687)
Total distributions from net investment income	(9,190,442)	(301,823)

Distributions to shareholders from net realized gains:
Series l	(34,204)	(3,582)
Series ll	(4,174,439)	(14,743,368)
Total distributions from net realized gains	(4,208,643)	(14,746,950)

Share transactions-net:
Series l	5,276,102	4,242,158
Series ll	1,028,414,257	185,367,819
Net increase in net assets resulting from share transactions	1,033,690,359	189,609,977
Net increase in net assets	1,091,790,555	187,676,805

Net assets:
Beginning of year	262,369,468	74,692,663
End of year (includes undistributed net investment income of $25,953,683 and $8,294,288, respectively)	$1,354,160,023	$262,369,468

Notes to Consolidated Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

Invesco V.I. Balanced-Risk Allocation Fund

options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination

Invesco V.I. Balanced-Risk Allocation Fund

events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund may designate liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Effective May 15, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.72% and Series II shares to 0.97% of average daily net assets. Prior to May 15, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses to 0.62% and 0.87% of average net assets for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $3,473,065.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $187,367 for accounting and fund administrative services and reimbursed $1,379,100 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

Invesco V.I. Balanced-Risk Allocation Fund

significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,151,590,995	$—	$—	$1,151,590,995
U.S. Treasury Securities	—	100,547,140	—	100,547,140
Commodity-Linked Securities	—	18,647,927	—	18,647,927
	1,151,590,995	119,195,067	—	1,270,786,062
Futures Contracts*	7,270,897	—	—	7,270,897
Swap Agreements*	—	(2,548,112)	—	(2,548,112)
Total Investments	$1,158,861,892	$116,646,955	$—	$1,275,508,847

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts(a)	$1,330,917	$(5,426,187)
Swap agreements(b)	—	(2,548,112)
Interest rate risk
Futures contracts(a)	3,239,570	(2,430,744)
Market risk
Futures contracts(a)	11,094,356	(537,015)

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts*	Swap Agreements*
Realized Gain
Commodity risk	$11,391,432	$6,912,122
Interest rate risk	20,982,433	1,098,563
Market risk	37,524,118	—
Change in Unrealized Appreciation (Depreciation)
Commodity risk	$(2,917,490)	$(3,412,752)
Interest rate risk	(2,609,154)	(593,900)
Market risk	9,851,197	—
Total	$74,222,536	$4,004,033

*	The average notional value of futures contracts and swap agreements outstanding during the period was $1,035,089,836 and $98,904,647, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$9,385,414	$10,127,848
Long-term capital gain	4,013,671	4,920,925
Total distributions	$13,399,085	$15,048,773

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$54,821,421
Undistributed long-term gain	13,071,694
Net unrealized appreciation (depreciation) — investments	(2,273,694)
Net unrealized appreciation — other investments	9,525,654
Temporary book/tax differences	(35,160)
Shares of beneficial interest	1,279,050,108
Total net assets	$1,354,160,023

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swaps and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $21,317,147 and $12,072,384, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,379
Aggregate unrealized (depreciation) of investment securities	(2,282,073)
Net unrealized appreciation (depreciation) of investment securities	$(2,273,694)

Cost of investments is the same for financial statement and tax purposes.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign futures, swap income and net operating losses, on December 31, 2012, undistributed net investment income was increased by $33,407,902, undistributed net realized gain was decreased by $32,830,833 and shares of beneficial interest was decreased by $577,069. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	580,788	$7,112,873	258,487	$2,871,722
Series II	89,709,269	1,093,292,927	12,355,475	139,883,748

Issued as reinvestment of dividends:
Series I	8,809	111,428	—	—
Series II	1,056,225	13,287,315	1,398,239	15,045,054

Issued in connection with acquisitions:(b)
Series I	—	—	174,025	1,876,288
Series II	—	—	6,178,799	66,483,294

Reacquired:
Series I	(158,889)	(1,948,199)	(45,961)	(505,852)
Series II	(6,320,776)	(78,165,985)	(3,202,503)	(36,044,277)
Net increase in share activity	84,875,426	$1,033,690,359	17,116,561	$189,609,977

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco V.I. Global Multi-Asset Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a taxable exchange of 6,352,824 shares of the Fund for 5,245,904 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on April 29, 2011. The Target Fund’s net assets at that date of $68,359,582 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $73,364,971 and $141,724,553 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$(432,423)
Net realized/unrealized gains	14,147,497
Change in net assets resulting from operations	$13,715,074

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, and it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 11—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$11.53	$(0.07)	$1.34	$1.27	$(0.11)	$(0.04)	$(0.15)	$12.65	10.98%		$10,354	0.70	%(d)(e)	1.15	%(e)	(0.59	)%(e)	188%
Year ended 12/31/11(f)	13.09	(0.04)	1.28	1.24	(0.10)	(2.70)	(2.80)	11.53	11.00		4,472	0.71	(d)	1.22		(0.32)		142
Year ended 12/31/10(g)	12.00	0.10	1.15	1.25	(0.02)	(0.14)	(0.16)	13.09	10.57		17	0.89		1.29		0.88	(h)	444
Eleven months ended 12/31/09(i)	10.00	0.04	2.67	2.71	(0.25)	(0.46)	(0.71)	12.00	28.21		120	0.90	(j)(k)	1.46	(j)(k)	0.41	(h)(j)(k)	87
Series II
Year ended 12/31/12	11.49	(0.10)	1.33	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64		1,343,806	0.95	(d)(e)	1.40	(e)	(0.84	)(e)	188
Year ended 12/31/11(f)	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61		257,898	0.96	(d)	1.47		(0.57)		142
Year ended 12/31/10(g)	12.10	0.07	1.04	1.11	(0.02)	(0.14)	(0.16)	13.05	9.32		75	1.14		1.54		0.59	(h)	444
Eleven months ended 12/31/09(i)	10.00	0.05	2.74	2.79	(0.23)	(0.46)	(0.69)	12.10	27.86	(l)	110	1.15	(j)(k)	1.71	(j)(k)	0.44	(h)(j)(k)	87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.02% and 0.04% for the years ended December 31, 2012 and 2011, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $7,487 and $774,601 for Series I and Series II shares, respectively.
(f)	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Predecessor Fund’s Series I and Series II shares received Series I and Series II shares, respectively, of the Fund.
(g)	On June 1, 2010, the Class I and Class II shares of Invesco Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio were reorganized into Series I and Series II shares, respectively, of the Predecessor Fund.
(h)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expenses absorbed for the year ended December 31, 2010 and the eleven months ended December 31, 2009 was 0.48% and (0.15)% for Series I shares and 0.19% and (0.12)% for Series II shares, respectively.
(i)	Commencement date of January 23, 2009.
(j)	Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the underlying funds was 0.08% at December 31, 2009.
(k)	Annualized.
(l)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco V.I. Balanced-Risk Allocation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,054.10	$3.72	$1,021.52	$3.66	0.72%
Series II	1,000.00	1,052.40	5.00	1,020.26	4.93	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,013,671
Corporate Dividends Received Deduction*	4.93%
U.S. Treasury Obligations*	0.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains Distributions	$178,750

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Core Equity Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICEQ-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Core Equity Fund’s returns were positive with investments in the information technology (IT) and health care sectors delivering attractive results. The Fund lagged the broad market as measured by the S&P 500 Index, as well as its style-specific benchmark, the Russell 1000 Index. The financials and energy sectors were the largest detractors from the Fund’s relative results versus its style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.88%
Series II Shares	13.61
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 1000 Index¡ (Style-Specific Index)	16.42
Lipper VUF Large-Cap Core Funds Index♦ (Peer Group Index)	15.23

Source(s):	‚ Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
¡ Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

We seek to manage your Fund with the goal of achieving long-run realized investor returns exceeding those of passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak-to-peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets.

The Fund’s portfolio is composed of “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as bases to construct valuation models that help us assess a company’s intrinsic worth. Our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund

The year began with improving economic data in the US and a rally in the equity markets. However, the ongoing European debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

    With pressure from overseas, US economic data began to decelerate and indicators for manufacturing, employment, consumer spending and consumer confidence weakened over the summer. Despite these headwinds, corporate earnings were resilient, and the equity markets delivered strong results for the year. All sectors in the S&P 500 Index posted gains. The financials and consumer discretionary sectors were the leading performers, while the utilities and energy sectors lagged.

    The health care and IT sectors delivered attractive returns for the Fund during the reporting period and contained the Fund’s top contributors. The largest contributor to Fund results for the reporting period was Gilead, which had favorable news on several of its drug candidates. Its hepatitis-C drug candidate, in combination with an antiviral

Portfolio Composition

By sector
Health Care	22.3%
Information Technology	16.6
Financials	11.5
Energy	9.5
Industrials	8.0
Consumer Staples	7.2
Consumer Discretionary	5.2
Materials	4.3
Telecommunication Services	1.2
Utilities	1.0
Money Market Funds Plus Other Assets Less Liabilities	13.2

Top 10 Equity Holdings*

1. Kellogg Co.	2.4%
2. Novartis AG-ADR	2.3
3. General Electric Co.	2.1
4. Sanofi-ADR	2.1
5. Northern Trust Corp.	2.0
6. Roche Holding AG	2.0
7. American Express Co.	2.0
8. Berkshire Hathaway Inc.-Class A	2.0
9. Symantec Corp.	2.0
10. Microsoft Corp.	1.8

Top Five Industries*

1. Pharmaceuticals	14.6%
2. Communications Equipment	4.9
3. Oil and Gas Equipment and Services	4.6
4. Systems Software	3.8
5. Property and Casualty Insurance	3.8

Total Net Assets	$1.1 billion

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Core Equity Fund

drug, effectively suppressed the virus in previously untreated patients with genotype 1 hepatitis C, after 12 weeks of treatment. Additionally, Gilead’s single-tablet HIV combination drug, Stribild, received Food and Drug Administration approval. As it is Gilead’s first once-daily HIV regimen, Stribild is expected to generate significant revenue for the company. The company’s share price was up on the news, and we used the opportunity to trim our position in the stock.

    eBay was another strong contributor during the reporting period. The online auction site benefited from continued strength in its payments division, Paypal, as well as a rejuvenated core marketplace segment. In recent years, the company invested significantly to improve the customer experience in the traditional marketplace division. In our opinion, it now appears that those investments were wise, as growth in product listings, transactions and profits have accelerated.

    The Fund lagged the style-specific benchmark on a relative basis for the reporting period, which was partially due to companies that we did not own in the Fund, such as Apple, which did very well in the Russell 1000 Index.

    The energy and utilities sectors contained some of the largest individual detractors from Fund performance for the reporting period, including Weatherford International, an oil services firm, and Exelon, one of the largest nuclear power generators in the US. Weatherford has dealt with a series of tax reporting issues, which included a restatement of its financial results for the second consecutive year. As a result of these issues, the company’s chief financial officer departed in March, which we believe was a step in the right direction. We believe the company is currently undervalued and, in the long term, has an opportunity to improve margins and capital efficiency.

    Exelon’s stock declined due to weakness in power generation rates. Also, delays in the implementation of carbon emission regulation continued to weigh on the stock. Recently, the company closed its merger with Constellation Energy Group, making it the largest retail power provider in the US. The merger diversified Exelon’s earnings stream, but the deal was dilutive to shareholders. We eliminated this holding during the reporting period.

    During the year, we decreased our exposure to the more cyclical areas of the market, such as the consumer discretionary, energy and industrials sectors and increased our exposure to the more defensive consumer staples and health care sectors. We also added holdings in the materials sector. At the end of the reporting period, our largest overweight position relative to the Russell 1000 Index was in the health care sector, and the largest underweight position was in the consumer discretionary sector.

    Regardless of market conditions, our goal for Invesco V.I. Core Equity Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund delivers solid investment results with the potential for reduced risk and a smoother investor experience. As always, we would like to thank you for your continued investment in Invesco V.I. Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco V.I. Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Tyler Dann II Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Dann earned a BA from Princeton University.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (5/2/94)	7.53%
10 Years	7.25
5 Years	2.25
1 Year	13.88

Series II Shares
Inception (10/24/01)	5.19%
10 Years	6.99
5 Years	1.99
1 Year	13.61

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.89% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–86.79%
Aerospace & Defense–0.80%
Boeing Co. (The)	121,330	$9,143,429

Air Freight & Logistics–0.76%
FedEx Corp.	94,859	8,700,467

Application Software–1.52%
Adobe Systems Inc.(b)	460,372	17,346,817

Asset Management & Custody Banks–2.02%
Northern Trust Corp.	460,721	23,109,765

Biotechnology–1.26%
Gilead Sciences, Inc.(b)	195,467	14,357,051

Brewers–1.19%
Molson Coors Brewing Co.—Class B	317,802	13,598,748

Casinos & Gaming–1.16%
Las Vegas Sands Corp.	287,706	13,280,509

Communications Equipment–4.89%
Cisco Systems, Inc.	899,784	17,680,755
F5 Networks, Inc.(b)	122,471	11,898,058
QUALCOMM, Inc.	263,258	16,327,261
Telefonaktiebolaget LM Ericsson—ADR (Sweden)	991,139	10,010,504
		55,916,578

Construction Materials–0.56%
CRH PLC (Ireland)	305,495	6,336,644

Consumer Finance–1.97%
American Express Co.	391,839	22,522,906

Department Stores–1.52%
Macy’s, Inc.	446,002	17,402,998

Diversified Banks–1.16%
U.S. Bancorp	415,308	13,264,938

Diversified Chemicals–0.41%
Dow Chemical Co. (The)	145,802	4,712,321

Electric Utilities–0.99%
Duke Energy Corp.	177,824	11,345,171

Electronic Manufacturing Services–1.72%
TE Connectivity Ltd. (Switzerland)	527,911	19,596,056

Environmental & Facilities Services–1.34%
Waste Management, Inc.	455,011	15,352,071

Food Retail–1.24%
Kroger Co. (The)	546,554	14,221,335

General Merchandise Stores–1.12%
Target Corp.	215,368	12,743,325

	Shares	Value
Gold–0.94%
Agnico-Eagle Mines Ltd. (Canada)	72,960	$3,827,482
Kinross Gold Corp. (Canada)	713,950	6,939,594
		10,767,076

Health Care Equipment–1.98%
Baxter International Inc.	149,682	9,977,802
Covidien PLC	219,399	12,668,098
		22,645,900

Heavy Electrical Equipment–0.69%
ABB Ltd. (Switzerland)	377,886	7,839,104

Home Improvement Retail–1.36%
Lowe’s Cos., Inc.	437,609	15,543,872

Household Products–1.18%
Procter & Gamble Co. (The)	198,622	13,484,448

Industrial Conglomerates–2.14%
General Electric Co.	1,164,909	24,451,440

Industrial Gases–1.52%
Air Products & Chemicals, Inc.	206,853	17,379,789

Industrial Machinery–0.95%
Illinois Tool Works Inc.	178,076	10,828,802

Insurance Brokers–1.49%
Marsh & McLennan Cos., Inc.	493,879	17,024,009

Integrated Oil & Gas–1.99%
Exxon Mobil Corp.	203,078	17,576,401
Occidental Petroleum Corp.	67,868	5,199,367
		22,775,768

Internet Software & Services–1.24%
eBay Inc.(b)	277,888	14,177,846

Investment Banking & Brokerage–0.81%
Charles Schwab Corp. (The)	641,912	9,217,856

Life Sciences Tools & Services–2.79%
Agilent Technologies, Inc.	426,567	17,463,653
Thermo Fisher Scientific, Inc.	225,474	14,380,732
		31,844,385

Managed Health Care–1.67%
Humana Inc.	115,519	7,928,069
WellPoint, Inc.	182,833	11,138,186
		19,066,255

Multi-Line Insurance–0.35%
American International Group, Inc.(b)	114,579	4,044,639

Office Services & Supplies–0.45%
Pitney Bowes Inc.	480,125	5,108,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Oil & Gas Equipment & Services–4.64%
Cameron International Corp.(b)	168,876	$9,534,739
Halliburton Co.	333,073	11,554,302
National Oilwell Varco Inc.	246,146	16,824,079
Weatherford International Ltd.(b)	1,348,534	15,090,096
		53,003,216

Oil & Gas Exploration & Production–2.88%
Anadarko Petroleum Corp.	129,379	9,614,153
EOG Resources, Inc.	75,411	9,108,895
Pioneer Natural Resources Co.	132,824	14,157,710
		32,880,758

Packaged Foods & Meats–3.54%
Danone S.A. (France)	202,978	13,405,085
Kellogg Co.	485,229	27,100,040
		40,505,125

Paper Products–0.84%
International Paper Co.	241,225	9,610,404

Pharmaceuticals–14.61%
Eli Lilly & Co.	181,906	8,971,604
GlaxoSmithKline PLC—ADR (United Kingdom)	304,162	13,221,922
Johnson & Johnson	259,326	18,178,753
Merck & Co., Inc.	398,608	16,319,012
Novartis AG—ADR (Switzerland)	415,613	26,308,303
Pfizer Inc.	722,979	18,132,313
Roche Holding AG (Switzerland)	112,441	22,885,764
Sanofi—ADR (France)	494,956	23,451,015
Teva Pharmaceutical Industries Ltd.—ADR (Israel)	522,528	19,511,195
		166,979,881

	Shares	Value
Property & Casualty Insurance–3.75%
Berkshire Hathaway Inc.—Class A(b)	168	$22,522,080
Progressive Corp. (The)	965,472	20,371,459
		42,893,539

Railroads–0.83%
Union Pacific Corp.	75,663	9,512,352

Semiconductors–3.51%
Analog Devices, Inc.	471,838	19,845,506
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,047,823	20,245,718
		40,091,224

Systems Software–3.76%
Microsoft Corp.	775,295	20,723,635
Symantec Corp.(b)	1,185,454	22,298,390
		43,022,025

Wireless Telecommunication Services–1.25%
Vodafone Group PLC (United Kingdom)	5,678,918	14,285,678
Total Common Stocks & Other Equity Interests (Cost $810,813,277)		991,935,050

Money Market Funds–13.15%
Liquid Assets Portfolio—Institutional Class(c)	75,124,768	75,124,768
Premier Portfolio—Institutional Class(c)	75,124,768	75,124,768
Total Money Market Funds (Cost $150,249,536)		150,249,536
TOTAL INVESTMENTS–99.94% (Cost $961,062,813)		1,142,184,586
OTHER ASSETS LESS LIABILITIES–0.06%		683,666
NET ASSETS–100.00%		$1,142,868,252

Investment Abbreviations:

ADR	— American Depositary Receipts

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $810,813,277)	$991,935,050
Investments in affiliated money market funds, at value and cost	150,249,536
Total investments, at value (Cost $961,062,813)	1,142,184,586
Foreign currencies, at value (Cost $984,860)	999,731
Receivable for:
Fund shares sold	453,930
Dividends	1,661,479
Investment for trustee deferred compensation and retirement plans	157,128
Other assets	191
Total assets	1,145,457,045

Liabilities:
Payable for:
Fund shares reacquired	1,295,685
Accrued fees to affiliates	753,329
Accrued other operating expenses	66,493
Trustee deferred compensation and retirement plans	473,286
Total liabilities	2,588,793
Net assets applicable to shares outstanding	$1,142,868,252

Net assets consist of:
Shares of beneficial interest	$1,048,093,051
Undistributed net investment income	16,728,501
Undistributed net realized gain (loss)	(103,096,174)
Unrealized appreciation	181,142,874
$1,142,868,252

Net Assets:
Series I	$1,033,655,095
Series II	$109,213,157

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	34,294,761
Series II	3,657,866
Series I:
Net asset value per share	$30.14
Series II:
Net asset value per share	$29.86

Investment income:
Dividends (net of foreign withholding taxes of $743,769)	$25,141,842
Dividends from affiliated money market funds	192,408
Total investment income	25,334,250

Expenses:
Advisory fees	7,136,331
Administrative services fees	3,051,190
Custodian fees	88,853
Distribution fees — Series II	206,896
Transfer agent fees	75,719
Trustees’ and officers’ fees and benefits	66,441
Other	96,331
Total expenses	10,721,761
Less: Fees waived	(194,333)
Net expenses	10,527,428
Net investment income	14,806,822

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $337,458)	45,411,768
Foreign currencies	70,306
45,482,074
Change in net unrealized appreciation of:
Investment securities	90,930,163
Foreign currencies	63,552
90,993,715
Net realized and unrealized gain	136,475,789
Net increase in net assets resulting from operations	$151,282,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$14,806,822	$10,888,692
Net realized gain	45,482,074	71,682,330
Change in net unrealized appreciation (depreciation)	90,993,715	(73,048,607)
Net increase in net assets resulting from operations	151,282,611	9,522,415

Distributions to shareholders from net investment income:
Series I	(10,258,120)	(11,312,225)
Series ll	(825,074)	(326,851)
Total distributions from net investment income	(11,083,194)	(11,639,076)

Share transactions-net:
Series l	(189,370,062)	(252,642,206)
Series ll	49,735,579	16,379,401
Net increase (decrease) in net assets resulting from share transactions	(139,634,483)	(236,262,805)
Net increase (decrease) in net assets	564,934	(238,379,466)

Net assets:
Beginning of year	1,142,303,318	1,380,682,784
End of year (includes undistributed net investment income of $16,728,501 and $10,643,071, respectively)	$1,142,868,252	$1,142,303,318

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Core Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Core Equity Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $194,333.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $276,254 for accounting and fund administrative services and reimbursed $2,774,936 for services provided by insurance companies.

Invesco V.I. Core Equity Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $48,707,144 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,057,186,593	$84,997,993	$—	$1,142,184,586

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $244,203 and securities sales of $1,719,492, which resulted in net realized gains of $337,458.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Core Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$11,083,194	$11,639,076

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$17,183,033
Net unrealized appreciation — investments	176,558,181
Net unrealized appreciation — other investments	21,101
Temporary book/tax differences	(454,532)
Capital loss carryforward	(98,532,582)
Shares of beneficial interest	1,048,093,051
Total net assets	$1,142,868,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $41,259,112 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$98,532,582	$—	$98,532,582

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $455,535,753 and $598,504,283, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$194,268,309
Aggregate unrealized (depreciation) of investment securities	(17,710,128)
Net unrealized appreciation of investment securities	$176,558,181

Cost of investments for tax purposes is $965,626,405.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements, on December 31, 2012, undistributed net investment income was increased by $2,361,802 and undistributed net realized gain (loss) was decreased by $2,361,802. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	633,084	$18,165,623	1,178,162	$31,786,139
Series II	2,065,035	59,301,631	1,071,003	28,747,134

Issued as reinvestment of dividends:
Series I	343,081	10,258,120	459,287	11,312,225
Series II	27,836	825,074	13,368	326,851

Reacquired:
Series I	(7,514,023)	(217,793,805)	(10,589,116)	(295,740,570)
Series II	(363,524)	(10,391,126)	(461,543)	(12,694,584)
Net increase (decrease) in share activity	(4,808,511)	$(139,634,483)	(8,328,839)	$(236,262,805)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$26.72	$0.37	$3.34	$3.71	$(0.29)	$30.14	13.88%	$1,033,655	0.88	%(d)	0.90	%(d)	1.29	%(d)	44%
Year ended 12/31/11	27.03	0.24	(0.28)	(0.04)	(0.27)	26.72	(0.06)	1,091,171	0.87		0.89		0.86		35
Year ended 12/31/10	24.92	0.22	2.14	2.36	(0.25)	27.03	9.56	1,345,658	0.87		0.89		0.87		47
Year ended 12/31/09	19.75	0.19	5.39	5.58	(0.41)	24.92	28.30	1,456,822	0.88		0.90		0.96		21
Year ended 12/31/08	29.11	0.33	(9.11)	(8.78)	(0.58)	19.75	(30.14)	1,330,161	0.89		0.90		1.26		36
Series II
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	29.86	13.61	109,213	1.13	(d)	1.15	(d)	1.04	(d)	44
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	26.51	(0.29)	51,132	1.12		1.14		0.61		35
Year ended 12/31/10	24.75	0.15	2.12	2.27	(0.20)	26.82	9.25	35,025	1.12		1.14		0.62		47
Year ended 12/31/09	19.62	0.14	5.34	5.48	(0.35)	24.75	27.98	34,275	1.13		1.15		0.71		21
Year ended 12/31/08	28.88	0.26	(9.02)	(8.76)	(0.50)	19.62	(30.32)	23,885	1.14		1.15		1.01		36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $1,085,797 and $82,759 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,079.00	$4.55	$1,020.76	$4.42	0.87%
Series II	1,000.00	1,077.60	5.85	1,019.51	5.69	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDDI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Diversified Dividend Fund delivered positive returns and outperformed its broad market and style-specific benchmarks, the S&P 500 Index and the Russell 1000 Value Index, respectively. The Fund’s absolute returns were largely driven by investments in financials and consumer staples stocks. All sectors of the Fund posted gains, but select holdings in the consumer discretionary and utilities sectors detracted from results versus the Russell 1000 Value Index for the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	18.72%
Series II Shares	18.37
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 1000 Value Index¡ (Style-Specific Index)	17.51
Russell 1000 Index¡ (Former Style-Specific Index)*	16.42
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	15.92
Lipper VUF Large-Cap Core Funds Index♦ (Former Peer Group Index)*	15.23

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Invesco, Russell via FactSet Research Systems Inc.;♦Lipper Inc.

*	During the reporting period, the Fund has elected to use the Russell 1000 Value Index as its style-specific index rather than the Russell 1000 Index, and to use the Lipper VUF Large-Cap Value Funds Index as its peer group index rather than the Lipper VUF Large-Cap Core Funds Index. This is because the Russell 1000 Value Index and the Lipper VUF Large-Cap Value Funds Index more closely reflect the performance of the types of securities in which the Fund invests.

How we invest

Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. The Fund may serve as a foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay dividends, and the Fund pays an annual dividend to shareholders. We manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.

    We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe our process may provide a good combination of dividend income, price appreciation and capital preservation.

    We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:

■	A stock reaches its fair valuation (target price).
■	A company’s fundamental business prospects deteriorate.
■	A more attractive investment opportunity presents itself.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in the equity markets. However, the ongoing European debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

    With pressure from overseas, US economic data began to decelerate and indicators for manufacturing, employment, consumer spending and consumer confidence weakened over the summer. Despite these headwinds, corporate earnings were resilient, and the financial markets delivered strong results for the year. All sectors in the S&P 500 Index posted gains for the year. The financials and consumer discretionary sectors were the leading performers, while the utilities and energy sectors lagged.

    The Fund’s investments in the financials sector contributed the most to absolute Fund performance for the year. Many of the Fund’s bank holdings performed well, including SunTrust. The company’s operating results showed continued improvement in credit metrics and modest loan growth, particularly in residential mortgages and commercial and industrial accounts. Profitability metrics improved over the reporting period but lagged those of its peers.

    Another top contributor to Fund performance was building-products company Masco. Masco’s stock appreciated as a variety of housing-related indicators strengthened; pending home sales improved, expected housing starts increased and the percentage of seriously

Portfolio Composition
By sector
Consumer Staples	23.1%
Financials	22.0
Utilities	11.8
Industrials	10.8
Consumer Discretionary	10.6
Health Care	7.3
Information Technology	4.6
Materials	2.1
Energy	1.8
Telecommunications Services	0.9
Money Market Funds Plus Other Assets Less Liabilities	5.0

Top 10 Equity Holdings*

1. SunTrust Banks, Inc.	3.4%
2. General Mills, Inc.	3.2
3. Heineken N.V. (Netherlands)	3.0
4. Kimberly-Clark Corp.	2.5
5. Raytheon Co.	2.4
6. Pentair Ltd.	2.2
7. Procter & Gamble Co. (The)	2.2
8. General Dynamics Corp.	2.2
9. Zions Bancorp.	2.2
10. Masco Corp.	2.1

Top Five Industries*

1. Regional Banks	8.9%
2. Packaged Foods & Meats	7.4
3. Electric Utilities	7.3
4. Household Products	4.7
5. Aerospace & Defense	4.6

Total Net Assets	$344.0 million

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Diversified Dividend Fund

delinquent loans declined. We originally invested in Masco in the late stages of the last economic downturn when the housing market’s collapse severely impacted the company’s sales and stock price. Our long-term view was that the company could improve returns on capital via restructuring initiatives to reduce costs, and at the same time, improve organic growth with market share gains from new product introductions. The company’s restructuring has progressed, and key businesses such as paints and plumbing have rebounded while cabinets and installation continue to lag.

    While most of our consumer discretionary holdings posted gains, some investments in this sector detracted from results relative to the Russell 1000 Value Index. One such investment was International Game Technology. The gaming equipment manufacturer has under-earned in recent years due to the lackluster slot machine replacement cycle, which was exacerbated by the economic downturn and casino operators’ constrained balance sheets. Although the slot machine replacement cycle has recently improved, competitive pressures remain heightened as evidenced by pricing pressure and lower game yields. We eliminated the holding from the Fund before the close of the reporting period.

    Exelon was among the largest detractors from Fund performance during the year. Faced with continued weak power and commodity markets, Exelon cut and deferred approximately $2.0 billion of long-term capital investment projects in order to preserve the balance sheet.1 Management discussed additional balance sheet actions that may be necessary if commodity prices remain below long-term trends.

    Our investment process focuses on investing in companies that we believe have a higher normalized earnings power than what is reflected in current valuations. Our fundamental research gives us the conviction to go against the consensus viewpoint when supported by our analysis. At this point in the earnings recovery cycle, our investment team is particularly focused on defensible businesses with operating profit margin sustainability and prudent capital allocation. Our positioning reflects this as the Fund, at the close of the reporting period, was overweight in the consumer staples sector while it was underweight some cyclical sectors such as energy. We see attractive total return opportunities in consumer staples, which is the largest sector weighting for the Fund, and where management teams are returning cash to shareholders via dividends and stock buybacks. We are also more confident in the durability of margins due to productivity measures and product innovations in recent years. In contrast, we are underweight more cyclical sectors, such as energy, where we believe earnings, operating leverage and margins are potentially at risk.

    Overall, we believe companies have done an admirable job of managing their businesses through a myriad of economic and business challenges. This has been demonstrated by the relatively strong recovery in corporate profits since the lows of the most recent recession when compared to the modest recovery in gross domestic product growth. Longer-term, we believe global debt-deleveraging remains the most pressing issue affecting economic growth. While consumers and corporations have made significant progress in improving their balance sheets, globally, governments have been much slower to address this issue.

    We encourage investors to recognize the progress the private sector has made with regard to profitability since the economic downturn. Although risks remain, we believe there are pockets of value opportunities to pursue. We remain focused on a long-term total return strategy that emphasizes capital appreciation, current income and capital preservation over a full market cycle. This approach has served our investors well over the years, and we believe our Fund may serve as a cornerstone in your portfolio.

    We are grateful for the opportunity to help investors achieve their financial goals and we thank you for your investment in Invesco V.I. Diversified Dividend Fund.

1	Source: Exelon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Diversified Dividend
Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland

Jonathan Harrington Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Dividend Fund. He joined Invesco in 2001. Mr. Harrington earned a BA in history and philosophy from Dartmouth College and an MBA from Kellogg School of Management, Northwestern University

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund has elected to use the Russell 1000 Value Index as its style-specific index rather than the Russell 1000 Index, and to use the Lipper VUF Large-Cap Value Funds

Index as its peer group index rather than the Lipper VUF Large-Cap Core Funds Index. This is because the Russell 1000 Value Index and the Lipper VUF Large-Cap Value Funds Index more closely reflect the performance of the types of securities in which the Fund invests.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (3/1/90)	7.13%
10 Years	5.84
5 Years	0.79
1 Year	18.72

Series II Shares
Inception (6/5/00)	2.89%
10 Years	5.56
5 Years	0.53
1 Year	18.37

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–94.99%
Aerospace & Defense–4.56%
General Dynamics Corp.	109,068	$7,555,140
Raytheon Co.	141,043	8,118,435
		15,673,575

Air Freight & Logistics–0.99%
United Parcel Service, Inc.–Class B	46,207	3,406,842

Apparel Retail–0.59%
TJX Cos., Inc. (The)	48,027	2,038,746

Apparel, Accessories & Luxury Goods–0.48%
Columbia Sportswear Co.	30,673	1,636,711

Asset Management & Custody Banks–2.46%
Federated Investors, Inc.–Class B	256,252	5,183,978
Legg Mason, Inc.	127,482	3,278,837
		8,462,815

Auto Parts & Equipment–1.62%
Johnson Controls, Inc.	182,039	5,588,597

Brewers–3.01%
Heineken N.V. (Netherlands)	155,118	10,342,506

Building Products–2.07%
Masco Corp.	427,327	7,119,268

Consumer Finance–0.75%
Capital One Financial Corp.	44,476	2,576,495

Data Processing & Outsourced Services–1.74%
Automatic Data Processing, Inc.	105,203	5,997,623

Distillers & Vintners–0.33%
Treasury Wine Estates (Australia)	227,094	1,119,607

Drug Retail–1.88%
Walgreen Co.	175,052	6,478,675

Electric Utilities–7.28%
American Electric Power Co., Inc.	160,642	6,856,201
Duke Energy Corp.	65,193	4,159,313
Entergy Corp.	56,063	3,574,016
Exelon Corp.	190,607	5,668,652
Pepco Holdings, Inc.	158,138	3,101,086
PPL Corp.	59,504	1,703,600
		25,062,868

Food Distributors–2.04%
Sysco Corp.	221,242	7,004,522

Gas Utilities–1.28%
AGL Resources Inc.	110,059	4,399,058

General Merchandise Stores–2.04%
Target Corp.	118,776	7,027,976

	Shares	Value
Health Care Equipment–2.92%
Medtronic, Inc.	92,767	$3,805,302
Stryker Corp.	113,983	6,248,548
		10,053,850

Hotels, Resorts & Cruise Lines–1.92%
Accor S.A. (France)	64,045	2,296,371
Marriott International Inc.–Class A	115,561	4,306,958
		6,603,329

Household Products–4.74%
Kimberly-Clark Corp.	103,164	8,710,137
Procter & Gamble Co. (The)	111,962	7,601,100
		16,311,237

Housewares & Specialties–1.30%
Newell Rubbermaid Inc.	200,042	4,454,935

Industrial Machinery–2.22%
Pentair Ltd.	155,067	7,621,543

Integrated Oil & Gas–1.82%
Exxon Mobil Corp.	17,818	1,542,148
Total S.A. (France)	91,041	4,710,092
		6,252,240

Integrated Telecommunication Services–0.88%
AT&T Inc.	90,005	3,034,069

Investment Banking & Brokerage–1.86%
Charles Schwab Corp. (The)	446,391	6,410,175

Life & Health Insurance–2.97%
Lincoln National Corp.	119,482	3,094,584
Prudential Financial, Inc.	48,856	2,605,491
StanCorp Financial Group, Inc.	123,532	4,529,918
		10,229,993

Motorcycle Manufacturers–0.69%
Harley-Davidson, Inc.	48,516	2,369,521

Movies & Entertainment–1.35%
Time Warner Inc.	96,752	4,627,648

Multi-Utilities–3.21%
Dominion Resources, Inc.	66,031	3,420,406
PG&E Corp.	54,832	2,203,150
Sempra Energy	76,217	5,406,834
		11,030,390

Office Services & Supplies–1.00%
Avery Dennison Corp.	98,195	3,428,969

Packaged Foods & Meats–7.36%
Campbell Soup Co.	195,291	6,813,703
General Mills, Inc.	272,236	11,001,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Packaged Foods & Meats–(continued)
Kraft Foods Group, Inc.	53,679	$2,440,784
Mead Johnson Nutrition Co.	21,876	1,441,410
Mondelez International Inc.–Class A	142,883	3,639,230
		25,336,184

Paper Packaging–0.58%
Sonoco Products Co.	66,698	1,982,932

Paper Products–1.55%
International Paper Co.	134,143	5,344,257

Personal Products–1.04%
L’Oreal S.A. (France)	25,714	3,590,494

Pharmaceuticals–4.38%
Bristol-Myers Squibb Co.	51,280	1,671,215
Eli Lilly & Co.	119,860	5,911,495
Johnson & Johnson	90,814	6,366,062
Novartis AG (Switzerland)	17,761	1,123,432
		15,072,204

Property & Casualty Insurance–1.36%
Travelers Cos., Inc. (The)	65,132	4,677,780

Regional Banks–8.90%
Cullen/Frost Bankers, Inc.	31,806	1,726,112
Fifth Third Bancorp	350,311	5,321,224
M&T Bank Corp.	45,307	4,461,380
SunTrust Banks, Inc.	413,481	11,722,186
Zions Bancorp.	345,750	7,399,050
		30,629,952

Restaurants–0.62%
Brinker International, Inc.	68,855	2,133,816

Semiconductors–1.92%
Linear Technology Corp.	43,130	1,479,359
Texas Instruments Inc.	166,017	5,136,566
		6,615,925

	Shares	Value

Soft Drinks–0.95%
Coca-Cola Co. (The)	90,484	$3,280,045

Specialized REIT’s–1.97%
Weyerhaeuser Co.	243,300	6,768,606

Systems Software–0.92%
Microsoft Corp.	117,901	3,151,494

Thrifts & Mortgage Finance–1.70%
Capitol Federal Financial Inc.	2,685	31,388
Hudson City Bancorp, Inc.	717,040	5,829,535
		5,860,923

Tobacco–1.74%
Altria Group, Inc.	136,068	4,275,257
Philip Morris International Inc.	20,577	1,721,060
		5,996,317
Total Common Stocks & Other Equity Interests (Cost $290,412,166)		326,804,712

Money Market Funds–4.89%
Liquid Assets Portfolio–Institutional Class(b)	8,409,764	8,409,764
Premier Portfolio–Institutional Class(b)	8,409,764	8,409,764
Total Money Market Funds (Cost $16,819,528)		16,819,528
TOTAL INVESTMENTS–99.88% (Cost $307,231,694)		343,624,240
OTHER ASSETS LESS LIABILITIES–0.12%		423,574
NET ASSETS–100.00%		$344,047,814

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $290,412,166)	$326,804,712
Investments in affiliated money market funds, at value and cost	16,819,528
Total investments, at value (Cost $307,231,694)	343,624,240
Receivable for:
Investments sold	646,267
Fund shares sold	49,565
Dividends	506,262
Investment for trustee deferred compensation and retirement plans	32,887
Other assets	249
Total assets	344,859,470

Liabilities:
Payable for:
Investments purchased	79,996
Fund shares reacquired	251,867
Foreign currency contracts outstanding	173,753
Accrued fees to affiliates	181,883
Accrued other operating expenses	47,752
Trustee deferred compensation and retirement plans	76,405
Total liabilities	811,656
Net assets applicable to shares outstanding	$344,047,814

Net assets consist of:
Shares of beneficial interest	$387,981,829
Undistributed net investment income	8,646,796
Undistributed net realized gain (loss)	(88,799,167)
Unrealized appreciation	36,218,356
$344,047,814

Net Assets:
Series I	$271,407,160
Series II	$72,640,654

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	16,613,425
Series II	4,460,637
Series I:
Net asset value per share	$16.34
Series II:
Net asset value per share	$16.28

Investment income:
Dividends (net of foreign withholding taxes of $87,421)	$9,908,604
Dividends from affiliated money market funds	26,319
Total investment income	9,934,923

Expenses:
Advisory fees	1,720,406
Administrative services fees	592,000
Custodian fees	7,519
Distribution fees — Series II	175,503
Transfer agent fees	21,410
Trustees’ and officers’ fees and benefits	34,326
Other	(80,579)
Total expenses	2,470,585
Less: Fees waived	(26,686)
Net expenses	2,443,899
Net investment income	7,491,024

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $5,372)	15,502,829
Foreign currencies	134,344
Foreign currency contracts	267,509
15,904,682
Change in net unrealized appreciation (depreciation) of:
Investment securities	33,929,096
Foreign currencies	(72,893)
Foreign currency contracts	(173,753)
33,682,450
Net realized and unrealized gain	49,587,132
Net increase (decrease) in net assets resulting from operations	$57,078,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$7,491,024	$6,566,239
Net realized gain	15,904,682	23,687,705
Change in net unrealized appreciation (depreciation)	33,682,450	(41,148,119)
Net increase (decrease) in net assets resulting from operations	57,078,156	(10,894,175)

Distributions to shareholders from net investment income:
Series I	(5,387,849)	(2,886,405)
Series ll	(1,277,732)	(680,347)
Total distributions from net investment income	(6,665,581)	(3,566,752)

Share transactions–net:
Series l	(22,261,163)	85,833,062
Series ll	(6,378,324)	19,990,978
Net increase (decrease) in net assets resulting from share transactions	(28,639,487)	105,824,040
Net increase in net assets	21,773,088	91,363,113

Net assets:
Beginning of year	322,274,726	230,911,613
End of year (includes undistributed net investment income of $8,646,796 and $6,604,125, respectively)	$344,047,814	$322,274,726

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund, formerly Invesco V.I. Dividend Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Diversified Dividend Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Diversified Dividend Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.77% and Series II shares to 1.02% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.67% and 0.92% of average daily net assets for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $26,686.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of

Invesco V.I. Diversified Dividend Fund

the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $84,586 for accounting and fund administrative services and reimbursed $507,414 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$320,441,738	$23,182,502	$—	$343,624,240
Foreign Currency Contracts*	—	(173,753)	—	(173,753)
Total Investments	$320,441,738	$23,008,749	$—	$343,450,487

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$—	$(173,753)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Foreign currency contracts outstanding.

Invesco V.I. Diversified Dividend Fund

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain
Currency risk	$267,509
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(173,753)
Total	$93,756

*	The average notional value of foreign currency contracts outstanding during the period was $6,433,207.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/15/2013	State Street Bank	EUR	6,815,305	USD	8,819,754	$8,993,507	$(173,753)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $507,670 and securities sales of $19,770, which resulted in net realized gains of $5,372.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Diversified Dividend Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$6,665,581	$3,566,752

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$8,719,256
Net unrealized appreciation — investments	35,413,971
Net unrealized appreciation (depreciation) — other investments	(437)
Temporary book/tax differences	(72,460)
Capital loss carryforward	(87,994,345)
Shares of beneficial interest	387,981,829
Total net assets	$344,047,814

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $14,474,166 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$36,133,758	$—	$36,133,758
December 31, 2017	51,860,587	—	51,860,587
	$87,994,345	$—	$87,994,345

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $34,730,703 and $61,148,387, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$45,138,303
Aggregate unrealized (depreciation) of investment securities	(9,724,332)
Net unrealized appreciation of investment securities	$35,413,971

Cost of investments for tax purposes is $308,210,269.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair funds settlements, on December 31, 2012, undistributed net investment income was increased by $1,217,228 and undistributed net realized gain (loss) was decreased by $1,217,228. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Diversified Dividend Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,577,471	$24,311,856	600,069	$8,253,518
Series II	610,747	9,439,806	243,810	3,335,950

Issued as reinvestment of dividends:
Series I	336,320	5,387,849	195,688	2,886,405
Series II	79,958	1,277,732	46,157	680,347

Issued in connection with acquisitions:(b)
Series I	—	—	8,156,451	124,094,426
Series II	—	—	2,222,881	33,755,005

Reacquired:
Series I	(3,376,184)	(51,960,868)	(3,485,401)	(49,401,287)
Series II	(1,116,302)	(17,095,862)	(1,246,445)	(17,780,324)
Net increase (decrease) in share activity	(1,887,990)	$(28,639,487)	6,733,210	$105,824,040

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all of the net assets of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 10,379,332 shares of the Fund for 11,415,021 shares outstanding of Invesco V.I. Financial Services Fund and 5,444,017 shares outstanding of Invesco V.I. Select Dimensions Dividend Growth Fund as of the close of business on April 29, 2011. Series I and Series II shares of the Target Funds were exchanged for Series I and Series II shares of the Fund based on the relative net asset value of each Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. Invesco V.I. Financial Services Fund’s net assets at that date of $67,820,291, including $7,630,530 of unrealized appreciation and Invesco V.I. Select Dimensions Dividend Growth Fund’s net assets at that date of $90,029,140, including $12,545,232 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $235,469,889 and $393,319,320 immediately after the acquisition.
The	pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$6,976,767
Net realized/unrealized gains (losses)	(6,722,411)
Change in net assets resulting from operations	$254,356

The	combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts.

Invesco V.I. Diversified Dividend Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$14.04	$0.35	$2.27	$2.62	$(0.32)	$16.34	18.72%	$271,407	0.67	%(d)	0.68	%(d)	2.29	%(d)	11%
Year ended 12/31/11	14.24	0.31	(0.27)	0.04	(0.24)	14.04	0.20	253,850	0.66		0.67		2.24		38
Year ended 12/31/10	13.13	0.21	1.14	1.35	(0.24)	14.24	10.48	179,518	0.68		0.79		1.59		78
Year ended 12/31/09	10.78	0.20	2.37	2.57	(0.22)	13.13	24.30	192,279	0.67		0.67		1.80		44
Year ended 12/31/08	17.01	0.25	(6.41)	(6.16)	(0.07)	10.78	(36.35)	184,579	0.63		0.63		1.72		61
Series II
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92	(d)	0.93	(d)	2.04	(d)	11
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91		0.92		1.99		38
Year ended 12/31/10	13.09	0.19	1.12	1.31	(0.20)	14.20	10.20	51,394	0.93		1.04		1.34		78
Year ended 12/31/09	10.75	0.17	2.36	2.53	(0.19)	13.09	23.94	64,463	0.92		0.92		1.55		44
Year ended 12/31/08	16.98	0.21	(6.38)	(6.17)	(0.06)	10.75	(36.46)	59,030	0.88		0.88		1.47		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $265,015 and $70,201 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Dividend Fund, (formerly known as Invesco V.I. Dividend Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,087.40	$3.78	$1,021.52	$3.66	0.72%
Series II	1,000.00	1,086.00	5.09	1,020.26	4.93	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Income Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDIN-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Diversified Income Fund outperformed its style-specific index, the Barclays U.S. Credit Index. Security selection was the primary contributor to the Fund’s outperformance relative to its style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	10.71%
Series II Shares	10.38
Barclays U.S. Aggregate Index ‚ (Broad Market Index)	4.21
Barclays U.S. Credit Index■ (Style-Specific Index)	9.37
Lipper VUF Corporate Debt BBB-Rated Funds Index■ (Peer Group Index)	7.05

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in corporate bonds, US government securities, including US government agency mortgage-backed securities (MBS), and securities issued by foreign governments, their agencies or instrumentalities. Up to 50% of the Fund’s total assets may be invested in foreign securities, including up to 15% in securities of issuers located in developing markets, and up to 35% may be invested in lower quality, high yield debt securities (junk bonds). The Fund can also invest in derivative instruments, specifically credit default swaps, credit default swap indices, interest rate futures and forward foreign currency contracts.

Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Their recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

    Our sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The Fund’s general liquidity needs.

Market conditions and your Fund

During 2012, most major segments of the US bond market produced positive performance, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment progress while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low.

    Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties with the slowing global economies, the US presidential election, the pending “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from start to finish.

    The low yields provided by US Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand in the segments of the bond market that provided relative value and higher yields than comparable-maturity US Treasuries in return for the additional risks they carry. In lieu of significant rate declines, US bond market returns for 2012 were supported by demand for riskier assets . such as corporate bonds and MBS.

    With this economic and market environment as a backdrop, the Fund generated positive returns for the reporting period and outperformed its style-specific benchmark. Outperformance from asset allocation and sector selection decisions was broad based but was mainly attributed to our consistent overweight allocation to investment-grade financials and a sustained underweight position to the government-related segments of the style-specific benchmark credit index, the Barclays U.S. Credit Index. Off-bench-

Portfolio Composition
By security type

US Dollar Denominated Bonds and Notes	85.8%
US Treasury Securities	9.3
Asset-Backed Securities	1.8
Preferred Stocks	1.3
Municipal Obligations	0.8
US Government Sponsored
Mortgage-Backed Securities	0.8
Non-US Dollar Denominated Bonds and Notes	0.2
Common Stocks and Other Equity Interests	0.1
Other Assets Less Liabilities	-0.1

Top 10 Fixed Income Issuers*

1. US Treasury	9.1%
2. Citigroup Inc.	2.5
3. Morgan Stanley	2.1
4. Bank of America Corp.	2.1
5. COX Communications Inc.	1.5
6. Hutchison Whampoa International Ltd.	1.3
7. EPR Properties	1.2
8. JM Smucker Co. (The)	1.2
9. Goldman Sachs Group, Inc. (The)	1.2
10. Prudential Financial, Inc.	1.2

Total Net Assets	$23.0 million

Total Number of Holdings*	562

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excludes US Treasury Bills

Invesco V.I. Diversified Income Fund

mark allocations to high yield corporate bonds and emerging market debt were maintained within ranges of 10% to 15% and 5% to 10% of market value, respectively. These allocations were also notable contributors to the positive relative performance of the Fund as each of those markets outperformed US investment-grade corporate bonds during the year.

Security selection was another valuable element of our active management throughout the year as it contributed positively to relative return within each of the major credit market sectors represented in the Fund. This was most remarkable within the financials sector where a diverse selection of banks, insurers and other financial companies were managed to meaningfully outperform the style-specific benchmark. Also within the context of security selection, our focus on the lower end of the investment-grade quality spectrum was a beneficial strategy as lower quality credit outperformed higher quality credit in 2012.

Throughout the year, we used several strategies to help modulate the overall credit risk of the Fund and manage liquidity needs. Our allocations to US Treasuries and cash as well as our limited use of credit default swaps (notional value of less than 5% of the Fund) as hedges against credit market volatility were small detractors from relative return for the year. Although the credit default swaps helped dampen portfolio volatility in May when credit markets were most unsettled, they dragged on relative returns during the second half of the year as credit markets recovered.

The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund’s duration and yield curve positioning were maintained close to the style-specific benchmark on average, but the timing of changes and degree of variance from the benchmark created a negligible positive contribution to relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Thank you for your investment in Invesco V.I. Diversified Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

John Craddock Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined
Invesco in 1999. Mr. Craddock earned a BS in mechanical engineering from Clemson University and an MBA with a concentration in finance from Georgia Institute of Technology’s Dupree School of Management.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. Diversified Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (5/5/93)	4.55%
10 Years	4.35
5 Years	4.07
1 Year	10.71

Series II Shares
Inception (3/14/02)	4.15%
10 Years	4.09
5 Years	3.80
1 Year	10.38

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.46% and 1.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco V.I. Diversified Income Fund

Invesco V.I. Diversified Income Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2012

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–85.80%
Advertising–0.13%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$2,000	$2,071
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	1,000	1,065
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	25,000	26,101
		29,237

Aerospace & Defense–0.47%
BE Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	3,000	3,195
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	15,000	17,100
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes, 2.25%, 11/15/22	60,000	59,069
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	5,000	5,462
7.13%, 03/15/21	10,000	10,925
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	10,000	10,750
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	2,000	2,090
		108,591

Agricultural Products–0.36%
Ingredion Inc.,
Sr. Unsec. Global Notes, 1.80%, 09/25/17	45,000	44,878
Sr. Unsec. Notes, 6.63%, 04/15/37	30,000	37,155
		82,033

Air Freight & Logistics–0.13%
United Parcel Service Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/42	30,000	29,415

Airlines–2.33%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 03/15/11-10/14/11; Cost $9,181)(b)(c)	10,000	10,800
American Airlines Pass Through Trust,
Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	38,603	40,364
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	76,053	79,286
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	2,936	3,033
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	102,893	119,484
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	10,877	12,052
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	13,318	13,717

	Principal Amount	Value
Airlines–(continued)
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	$3,000	$3,030
Delta Air Lines Pass Through Trust,
Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	34,513	39,884
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	5,000	5,244
Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	52,160	56,985
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	5,000	5,225
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	12,979	14,325
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	60,000	64,537
UAL Pass Through Trust,
Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	31,788	36,795
Series 2009-2A, Sr. Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	23,920	27,553
US Airways Pass Through Trust,
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	1,000	1,092
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	1,000	1,071
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	1,000	1,040
		535,517

Alternative Carriers–0.19%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	10,000	11,025
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	12,000	13,860
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	4,000	4,280
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 8.63%, 07/15/20	2,000	2,235
9.38%, 04/01/19	10,000	11,250
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	2,000	2,105
		44,755

Aluminum–0.04%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	10,000	10,081

Apparel Retail–0.21%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	7,000	7,613
Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	12,000	13,747
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	14,000	14,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Apparel Retail–(continued)
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	$10,000	$12,350
		48,620

Apparel, Accessories & Luxury Goods–0.27%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	14,000	15,470
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	20,000	20,800
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	8,000	8,620
7.63%, 05/15/20	15,000	16,537
		61,427

Application Software–0.01%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	2,000	2,100

Asset Management & Custody Banks–0.24%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	45,000	50,554
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	5,000	5,275
		55,829

Auto Parts & Equipment–0.11%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	14,000	15,120
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/22	3,000	3,075
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	8,000	8,000
		26,195

Automobile Manufacturers–0.06%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	10,000	12,750

Automotive Retail–0.44%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	95,000	100,966

Biotechnology–0.02%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	5,000	5,438

Brewers–1.23%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/16	125,000	132,682
4.13%, 01/15/15	90,000	96,280
Heineken NV (Netherlands), Sr. Notes, 1.40%, 10/01/17(b)	55,000	54,946
		283,908

Broadcasting–1.70%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	20,000	21,800

	Principal Amount	Value
Broadcasting–(continued)
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	$2,000	$2,090
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	6,000	6,285
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	10,000	10,125
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	30,000	32,807
Sr. Unsec. Notes, 8.38%, 03/01/39(b)	75,000	116,102
9.38%, 01/15/19(b)	140,000	193,336
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	2,000	2,110
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	4,000	4,000
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/15/19(b)	2,000	2,065
		390,720

Building Products–0.69%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	15,000	14,850
Building Materials Corp. of America, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	18,000	19,957
Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	15,000	15,197
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	3,000	3,341
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	23,000	25,875
Owens Corning Inc., Sr. Unsec. Gtd. Global Notes, 4.20%, 12/15/22	40,000	40,862
Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	8,000	8,800
Sr. Unsec. Gtd. Notes, 9.38%, 04/15/17(b)	5,000	5,450
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	12,000	13,455
Sr. Unsec. Notes, 9.75%, 01/15/18	10,000	11,338
		159,125

Cable & Satellite–2.26%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 5.88%, 09/15/22	2,000	2,020
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	25,000	25,608
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 4.63%, 07/15/17	10,000	10,475
5.88%, 07/15/22	5,000	5,400
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	2,000	2,020
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	4,000	4,430
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	5,000	5,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	$8,000	$8,700
7.50%, 04/01/21	15,000	16,463
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	8,000	8,300
7.25%, 10/15/20(b)	10,000	10,850
NBCUniversal Media LLC,
Sr. Unsec. Global Notes, 2.10%, 04/01/14	35,000	35,627
5.95%, 04/01/41	35,000	43,008
Time Warner Cable, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	55,000	68,895
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	38,000	44,327
ViaSat Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	6,000	6,300
Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	5,000	5,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	200,000	217,547
		520,945

Casinos & Gaming–0.67%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	10,000	10,900
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	10,000	7,450
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	8,000	8,060
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	1,000	979
Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	2,000	1,975
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	7,000	7,490
Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	2,000	2,140
Sr. Sec. Gtd. PIK Global Notes, 10.75%, 01/15/17	10,137	11,049
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	25,000	26,812
6.63%, 12/15/21	5,000	5,013
Sr. Unsec. Gtd. Notes, 6.75%, 10/01/20(b)	2,000	2,045
7.75%, 03/15/22	15,000	16,050
8.63%, 02/01/19(b)	2,000	2,235
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	10,000	10,600
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.48%, 02/01/14(b)(d)	7,000	6,921
Sr. Sec. Notes, 9.13%, 02/01/15(b)	13,000	13,114

	Principal Amount	Value
Casinos & Gaming–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes, 5.38%, 03/15/22	$20,000	$21,275
		154,108

Coal & Consumable Fuels–0.19%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	2,000	2,170
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	20,000	21,750
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	14,000	14,910
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	4,000	4,330
		43,160

Communications Equipment–0.07%
Avaya Inc.,
Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	10,000	9,400
9.00%, 04/01/19(b)	3,000	3,045
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	4,000	3,580
		16,025

Computer & Electronics Retail–0.07%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	15,000	16,500

Computer Storage & Peripherals–0.07%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes,
7.00%, 11/01/21	5,000	5,388
7.75%, 12/15/18	10,000	11,025
		16,413

Construction & Engineering–0.40%
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	12,000	12,720
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	3,000	3,180
MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	3,000	3,086
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	25,000	26,000
URS Corp., Sr. Unsec. Notes, 5.00%, 04/01/22(b)	45,000	46,485
		91,471

Construction & Farm Machinery & Heavy Trucks–1.01%
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 0.70%, 11/06/15	85,000	84,935
CNH Capital LLC, Sr. Unsec. Gtd. Notes, 3.88%, 11/01/15(b)	2,000	2,070
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	8,000	7,960
Deere & Co., Sr. Unsec. Notes, 3.90%, 06/09/42	65,000	66,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
John Deere Capital Corp., Sr. Unsec. Global Notes, 0.88%, 04/17/15	$30,000	$30,107
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	5,000	5,638
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	6,000	5,820
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	2,000	2,110
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	25,000	26,656
		231,685

Construction Materials–0.45%
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	80,000	83,839
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	19,000	20,520
		104,359

Consumer Finance–1.51%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/20	2,000	2,460
8.00%, 11/01/31	35,000	44,450
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.25%, 09/20/22	200,000	210,994
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	2,000	2,110
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	5,000	5,537
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	75,000	81,658
		347,209

Data Processing & Outsourced Services–0.39%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	30,000	31,474
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	17,000	18,594
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	9,000	9,045
Sr. Sec. Gtd. Notes,
6.75%, 11/01/20(b)	15,000	15,263
7.38%, 06/15/19(b)	9,000	9,383
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	5,000	5,381
		89,140

Department Stores–0.06%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	15,000	13,856

Distillers & Vintners–0.07%
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes,
4.63%, 03/01/23	2,000	2,100
7.25%, 05/15/17	10,000	11,750
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	2,000	2,303
		16,153

	Principal Amount	Value
Diversified Banks–3.65%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	$25,000	$25,507
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	200,000	203,241
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	75,000	74,927
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	70,000	71,319
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	45,000	49,101
ING Bank N.V. (Netherlands), Unsec. Sub. Notes, 5.13%, 05/01/15(b)	100,000	104,580
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	10,000	10,507
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	130,000	130,703
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	55,000	59,614
VTB Bank OJSC Via VTB Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.55%, 10/13/20(b)	100,000	111,365
		840,864

Diversified Capital Markets–0.52%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	100,000	118,509

Diversified Chemicals–0.37%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 3.00%, 11/15/22	85,000	85,231

Diversified Metals & Mining–1.58%
BHP Billition Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/19	125,000	159,410
FMG Resources Pty. Ltd. (Australia), Sr. Unsec.
Gtd. Notes,
6.38%, 02/01/16(b)	7,000	7,280
6.88%, 04/01/22(b)	9,000	9,270
7.00%, 11/01/15(b)	7,000	7,420
Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	1,000	610
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	80,000	84,289
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	70,000	70,137
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 5.30%, 10/25/42(b)	25,000	25,119
		363,535

Diversified REIT’s–1.17%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(b)	180,000	194,145
Liberty Property L.P., Sr. Unsec. Global Notes, 3.38%, 06/15/23	75,000	74,394
		268,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Drug Retail–1.12%
CVS Caremark Corp., Sr. Unsec. Global Notes, 2.75%, 12/01/22	$60,000	$60,600
CVS Pass-Through Trust, Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	166,991	197,519
		258,119

Electric Utilities–2.81%
Appalachian Power Co., Sr. Unsec. Floating Rate Notes, 0.69%, 08/16/13(d)	50,000	50,063
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	100,000	106,744
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	100,000	103,059
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	25,000	0
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	60,000	61,948
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	25,000	25,175
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	100,000	121,443
PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	45,000	61,320
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	50,000	52,103
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	55,000	65,642
		647,497

Electrical Components & Equipment–0.07%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	5,000	5,175
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	5,000	5,188
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	5,000	5,462
		15,825

Electronic Components–0.25%
Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	55,000	57,597

Electronic Manufacturing Services–0.04%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	10,000	10,250

Environmental & Facilities Services–0.31%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	3,000	3,128
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	65,000	68,320
		71,448

Forest Products–0.04%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	10,000	9,100

	Principal Amount	Value
Gas Utilities–0.15%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	$8,000	$7,950
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	5,000	5,463
Sr. Unsec. Notes, 7.38%, 03/15/20	20,000	21,750
		35,163

General Merchandise Stores–0.12%
Dollar General Corp., Sr. Unsec. Gtd. Global Notes, 4.13%, 07/15/17	25,000	26,375

Gold–2.92%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes,
2.90%, 05/30/16	65,000	68,319
3.85%, 04/01/22	35,000	37,217
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	50,000	57,030
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	5,000	5,125
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	200,000	195,460
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.13%, 09/01/21	75,000	77,415
6.88%, 09/01/41	75,000	77,641
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	35,000	38,942
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	110,000	113,811
		670,960

Health Care Distributors–0.56%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	120,000	129,409

Health Care Equipment–0.08%
Biomet Inc.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	2,000	2,130
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	5,000	5,000
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	2,000	1,935
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	10,000	8,925
		17,990

Health Care Facilities–0.35%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	5,000	5,475
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	30,000	31,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Health Care Facilities–(continued)
HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	$13,000	$14,235
7.75%, 09/15/22	13,000	14,332
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	7,000	6,895
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	2,000	2,035
Sr. Unsec. Notes, 6.75%, 02/01/20(b)	7,000	7,245
		81,342

Health Care Services–1.65%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	125,000	134,674
Sr. Unsec. Gtd. Notes, 2.65%, 02/15/17(b)	100,000	104,082
Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	35,000	36,597
Orlando Lutheran Towers Inc., Bonds, 8.00%, 07/01/17	100,000	99,760
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	5,000	5,300
		380,413

Health Care Technology–0.07%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	15,000	16,388

Homebuilding–0.40%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	5,000	5,056
8.13%, 06/15/16	15,000	16,125
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	9,000	9,799
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	12,000	11,835
Sr. Unsec. Gtd. Notes, 11.88%, 10/15/15	2,000	2,185
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	10,000	11,275
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	10,000	10,937
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	3,000	3,293
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	4,000	4,130
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	12,000	12,825
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	3,000	3,424
		90,884

Hotels, Resorts & Cruise Lines–1.17%
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	5,000	5,050
Carnival Corp., Sr. Unsec. Gtd Global Notes, 1.88%, 12/15/17	45,000	45,113

	Principal Amount	Value
Hotels, Resorts & Cruise Line–(continued)
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	$2,000	$2,223
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
5.25%, 11/15/22	25,000	26,500
7.50%, 10/15/27	13,000	14,787
Wyndham Worldwide Corp., Sr. Unsec. Notes,
5.63%, 03/01/21	100,000	110,299
7.38%, 03/01/20	55,000	66,169
		270,141

Household Products–0.14%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	25,000	26,563
Reynolds Group Holdings Inc., Sr. Sec. Gtd. Notes, 5.75%, 10/15/20(b)	5,000	5,181
		31,744

Housewares & Specialties–0.03%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	5,000	5,213
Spectrum Brands Escrow Corp., Sr. Unsec. Notes, 6.38%, 11/15/20(b)	2,000	2,135
		7,348

Independent Power Producers & Energy Traders–0.22%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 10/15/17	25,000	29,000
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	8,000	8,880
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	9,000	9,990
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	2,000	2,150
		50,020

Industrial Conglomerates–1.40%
General Electric Co., Sr. Unsec. Global Notes, 2.70%, 10/09/22	35,000	35,695
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes,
5.75%, 09/11/19(b)	100,000	119,048
7.63%, 04/09/19(b)	130,000	167,315
		322,058

Industrial Machinery–0.74%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	3,000	3,116
Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec. Notes, 8.38%, 05/15/19(b)	2,000	2,065
Pentair Finance S.A., Sr. Unsec. Gtd. Notes,
1.35%, 12/01/15(b)	110,000	110,182
3.15%, 09/15/22(b)	55,000	54,660
		170,023

Insurance Brokers–0.62%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	3,000	3,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Insurance Brokers–(continued)
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	$100,000	$135,399
Onex USI Acquisition Corp., Sr. Unsec. Notes, 7.75%, 01/15/21(b)	5,000	5,019
		143,515

Integrated Oil & Gas–0.34%
Northern Tier Energy LLC/Northern Tier Finance Corp., Sr. Sec. Gtd. Notes, 7.13%, 11/15/20(b)	2,000	2,070
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	65,000	75,950
		78,020

Integrated Telecommunication Services–2.07%
AT&T Inc., Sr. Unsec. Global Notes,
1.70%, 06/01/17	60,000	60,947
2.50%, 08/15/15	60,000	62,634
2.95%, 05/15/16	35,000	37,025
4.45%, 05/15/21	15,000	17,394
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	90,000	96,284
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	161,000	168,383
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	30,000	34,113
		476,780

Internet Retail–0.26%
Amazon.com Inc., Sr. Unsec. Global Notes, 2.50%, 11/29/22	60,000	58,949

Investment Banking & Brokerage–5.07%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(e)	115,000	131,388
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
5.13%, 01/15/15	50,000	53,751
5.25%, 07/27/21	55,000	62,901
5.75%, 01/24/22	100,000	118,016
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	45,000	47,390
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes,
6.00%, 01/14/20(b)	105,000	113,254
7.30%, 08/01/14(b)	110,000	118,605
Morgan Stanley,
Sr. Unsec. Global Notes, 6.38%, 07/24/42	80,000	94,332
Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	230,000	243,581
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	130,000	147,411
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	35,000	36,859
		1,167,488

	Principal Amount	Value
Leisure Facilities–0.02%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	$5,000	$5,325

Leisure Products–0.08%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	17,000	17,404

Life & Health Insurance–2.73%
MetLife Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/42	110,000	110,487
Sr. Unsec. Notes, 6.75%, 06/01/16	55,000	65,222
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	165,000	177,774
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	130,000	158,925
Series D, Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	90,000	114,959
		627,367

Life Sciences Tools & Services–0.62%
Life Technologies Corp., Sr. Unsec. Notes, 6.00%, 03/01/20	120,000	141,974

Managed Health Care–1.35%
Cigna Corp.,
Sr. Unsec. Global Notes, 5.38%, 02/15/42	40,000	46,519
Sr. Unsec. Notes,
4.50%, 03/15/21	45,000	50,481
5.88%, 03/15/41	35,000	42,267
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	35,000	35,147
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 2.75%, 02/15/23	60,000	60,648
Sr. Unsec. Notes, 5.95%, 02/15/41	60,000	76,187
		311,249

Marine–0.01%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	3,000	2,820

Movies & Entertainment–0.18%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	15,000	16,650
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	2,000	2,035
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	8,000	8,380
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	13,000	14,365
		41,430

Multi-Line Insurance–1.17%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	180,000	233,329
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	10,000	11,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	$15,000	$17,025
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	5,000	7,302
		269,219

Office Services & Supplies–0.11%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	2,000	2,165
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	25,000	24,125
		26,290

Oil & Gas Drilling–0.24%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	2,000	2,160
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	8,000	8,560
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	40,000	43,810
		54,530

Oil & Gas Equipment & Services–0.12%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	7,000	7,499
Gulfmark Offshore Inc., Sr. Unsec. Notes, 6.38%, 03/15/22(b)	5,000	5,162
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	15,000	15,075
		27,736

Oil & Gas Exploration & Production–3.42%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 04/15/21	9,000	9,607
6.13%, 07/15/22	2,000	2,165
Anadarko Petroleum Corp., Sr. Unsec. Global Notes,
5.75%, 06/15/14	95,000	101,456
5.95%, 09/15/16	50,000	57,571
Sr. Unsec. Notes, 7.63%, 03/15/14	15,000	16,180
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	60,000	65,308
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	8,000	8,380
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
7.63%, 11/15/22	7,000	7,402
8.25%, 09/01/21	13,000	14,202
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	5,000	5,463
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	5,000	5,231
6.63%, 08/15/20	10,000	10,800
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	11,000	12,100

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	$15,000	$16,856
EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	45,000	51,420
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	7,000	7,420
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	12,000	11,670
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	2,000	2,013
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	12,000	12,750
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	2,000	2,185
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	9,000	9,602
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	2,000	2,169
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	5,000	5,388
Pemex Project Funding Master Trust (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	65,000	82,724
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes,
3.50%, 02/06/17	70,000	73,486
5.75%, 01/20/20	40,000	45,616
6.88%, 01/20/40	45,000	57,455
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
6.50%, 11/15/20	15,000	16,612
8.63%, 10/15/19	15,000	17,100
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	5,000	5,338
Sr. Unsec. Notes, 5.38%, 10/01/22	7,000	7,560
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	2,000	2,105
5.75%, 06/01/21	10,000	10,750
SM Energy Co., Sr. Unsec. Global Notes,
6.50%, 11/15/21	4,000	4,300
6.63%, 02/15/19	12,000	12,870
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	8,000	8,630
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	5,000	5,425
		787,309

Oil & Gas Refining & Marketing–0.73%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	6,000	6,285
Petronas Capital Ltd. (Malaysia), Sr. Unsec. Gtd. Notes, 5.25%, 08/12/19(b)	100,000	119,360
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	3,000	3,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	$2,000	$2,205
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	30,000	37,084
		168,144

Oil & Gas Storage & Transportation–1.71%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	5,000	5,113
Atlas Pipeline Escrow LLC, Sr. Sec. Notes, 6.63%, 10/01/20(b)	5,000	5,250
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	18,000	19,395
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	3,000	3,075
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	35,000	34,398
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	10,000	11,562
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	60,000	68,610
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	70,000	88,223
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	5,000	5,194
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
5.50%, 02/15/23	5,000	5,444
6.25%, 06/15/22	5,000	5,519
6.50%, 08/15/21	15,000	16,462
Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	15,000	15,953
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	5,000	5,481
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	15,000	16,500
Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	2,000	2,190
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	5,000	5,300
Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	75,000	79,387
		393,056

Other Diversified Financial Services–7.34%
Bank of America Corp.,
Sr. Unsec. Global Notes,
3.70%, 09/01/15	25,000	26,518
4.50%, 04/01/15	240,000	255,939
6.50%, 08/01/16	130,000	150,996
Sr. Unsec. Notes, 5.88%, 01/05/21	35,000	42,031

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Citigroup Inc.,
Sr. Unsec. Global Notes,
6.01%, 01/15/15	$150,000	$163,872
6.13%, 05/15/18	65,000	78,017
Sr. Unsec. Notes, 6.38%, 08/12/14	255,000	276,017
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(f)	65,000	65,682
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	100,000	118,656
ING US Inc. (Netherlands), Sr. Unsec. Gtd. Notes, 5.50%, 07/15/22(b)	90,000	97,459
JPMorgan Chase & Co., Sr. Unsec. Global Notes,
3.25%, 09/23/22	50,000	51,688
3.45%, 03/01/16	25,000	26,625
4.75%, 05/01/13	15,000	15,201
5.60%, 07/15/41	95,000	119,142
Merrill Lynch & Co., Inc., Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	200,000	200,765
		1,688,608

Packaged Foods & Meats–1.91%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	7,000	7,333
JM Smucker Co. (The), Sr. Unsec. Gtd. Global Notes., 3.50%, 10/15/21	265,000	282,371
Mondelez International Inc., Sr. Unsec. Global Notes,
2.63%, 05/08/13	70,000	70,518
6.50%, 02/09/40	50,000	67,413
Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	11,000	12,127
		439,762

Paper Packaging–0.20%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	10,000	10,725
Rock-Tenn Co., Sr. Unsec. Gtd. Notes, 4.00%, 03/01/23(b)	35,000	35,365
		46,090

Paper Products–0.36%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	2,000	2,070
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	5,000	5,488
International Paper Co., Sr. Unsec. Global Notes,
4.75%, 02/15/22	35,000	39,540
6.00%, 11/15/41	20,000	23,731
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	12,000	12,750
		83,579

Personal Products–0.30%
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	60,000	58,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Personal Products–(continued)
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	$10,000	$11,400
		69,931

Pharmaceuticals–1.23%
AbbVie Inc., Sr. Unsec. Gtd. Notes, 1.20%, 11/06/15(b)	180,000	181,258
Watson Pharmaceuticals Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	100,000	101,387
		282,645

Property & Casualty Insurance–1.08%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	160,000	200,401
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	40,000	48,581
		248,982

Railroads–1.04%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	20,000	22,293
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	55,000	65,142
Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	135,000	151,563
		238,998

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	5,000	5,488

Regional Banks–1.91%
Fifth Third Bancorp,
Sr. Unsec. Notes, 3.50%, 03/15/22	70,000	73,572
Unsec. Sub. Notes, 4.50%, 06/01/18	55,000	61,204
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	35,000	41,529
PNC Preferred Funding Trust III, Jr. Unsec. Sub. Variable Rate Notes, 8.70%(b)(d)(e)	200,000	204,500
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	30,000	32,700
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	5,000	5,550
Unsec. Sub. Global Notes, 5.13%, 06/15/17	20,000	19,800
		438,855

Research & Consulting Services–0.05%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	10,000	10,725

Residential REIT’s–0.50%
Essex Portfolio L.P., Unsec. Gtd. Notes, 3.63%, 08/15/22(b)	115,000	115,622

Retail REIT’s–0.39%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	90,000	90,080

	Principal Amount	Value
Semiconductor Equipment–0.20%
Amkor Technology Inc.,
Sr. Unsec. Global Notes, 6.63%, 06/01/21	$9,000	$9,045
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	15,000	15,637
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	20,000	21,400
		46,082

Semiconductors–0.12%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	25,000	27,438

Soft Drinks–0.15%
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	35,000	34,754

Sovereign Debt–1.52%
Mexico Government International Bond (Mexico),
Sr. Unsec. Global Notes, 3.63%, 03/15/22	150,000	163,924
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	60,000	80,700
Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	100,000	105,900
		350,524

Specialized Finance–2.20%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	11,000	11,715
Aircastle Ltd.,
Sr. Unsec. Global Notes,
6.75%, 04/15/17	17,000	18,360
7.63%, 04/15/20	4,000	4,500
Sr. Unsec. Notes, 6.25%, 12/01/19(b)	2,000	2,095
CIT Group Inc.,
Sr. Unsec. Global Notes,
4.25%, 08/15/17	5,000	5,188
5.00%, 08/15/22	5,000	5,387
5.25%, 03/15/18	13,000	14,040
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	10,000	10,900
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	70,000	71,867
International Lease Finance Corp.,
Sr. Sec. Gtd. Notes, 6.50%, 09/01/14(b)	115,000	122,834
Sr. Unsec. Global Notes,
4.88%, 04/01/15	45,000	46,744
5.88%, 04/01/19	10,000	10,547
5.88%, 08/15/22	10,000	10,637
8.63%, 09/15/15	5,000	5,631
8.75%, 03/15/17	27,000	31,236
Sr. Unsec. Notes, 8.25%, 12/15/20	10,000	11,950
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	110,000	123,112
		506,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Specialized REIT’s–2.94%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	$90,000	$95,688
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	245,000	282,944
Felcor Lodging L.P., Sr. Sec. Notes, 5.63%, 03/01/23(b)	2,000	2,013
HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	25,000	26,529
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	5,000	5,544
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	10,000	11,025
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	5,000	5,450
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	5,000	5,456
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	75,000	77,737
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.00%, 02/15/18	65,000	64,998
4.75%, 06/01/21	90,000	98,834
		676,218

Specialty Chemicals–0.25%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	2,000	2,085
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	15,000	16,538
RPM International Inc., Sr. Unsec. Global Notes, 3.45%, 11/15/22	40,000	39,642
		58,265

Specialty Stores–0.17%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	10,000	11,050
Staples Inc., Sr. Unsec. Global Notes, 9.75%, 01/15/14	25,000	27,203
		38,253

Steel–1.18%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
6.13%, 06/01/18	55,000	56,705
6.75%, 02/25/22	3,000	3,149
7.25%, 03/01/41	60,000	55,809
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	6,000	6,435
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	9,000	9,563
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	3,000	3,180
Sr. Unsec. Notes, 7.00%, 02/01/18	6,000	6,360
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	55,000	59,509

	Principal Amount	Value
Steel–(continued)
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	$65,000	$70,746
		271,456

Systems Software–0.04%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-12/16/10; Cost $13,163)(b)	13,000	9,555

Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	2,000	2,115

Tobacco–0.47%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	95,000	107,795

Trading Companies & Distributors–0.06%
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	5,000	5,400
United Rentals North America Inc.,
Sr. Sec. Gtd. Notes, 5.75%, 07/15/18(b)	2,000	2,165
Sr. Unsec. Global Notes, 8.25%, 02/01/21	5,000	5,663
		13,228

Trucking–0.22%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	17,000	18,870
9.75%, 03/15/20	2,000	2,320
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	12,000	13,230
7.38%, 01/15/21	10,000	11,050
7.50%, 10/15/18	2,000	2,220
Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	3,000	3,262
		50,952

Wireless Telecommunication Services–1.31%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	3,000	3,236
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	25,000	25,687
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	120,000	136,050
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20	13,000	13,942
7.88%, 09/01/18	5,000	5,422
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	5,000	5,263
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes,
6.88%, 11/15/28	14,000	14,647
6.90%, 05/01/19	5,000	5,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Nextel Corp.,
Sr. Unsec. Global Notes,
6.00%, 11/15/22	$10,000	$10,300
7.00%, 08/15/20	3,000	3,293
11.50%, 11/15/21	2,000	2,730
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	8,000	9,400
9.00%, 11/15/18(b)	7,000	8,680
Sr. Unsec. Notes, 8.38%, 08/15/17	5,000	5,825
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	50,000	52,625
		302,563
Total U.S. Dollar Denominated Bonds and Notes (Cost $18,131,474)		19,748,414

U.S. Treasury Securities–9.28%
U.S. Treasury Bills–0.22%
0.18%, 11/14/13(f)(g)	50,000	49,938

U.S. Treasury Notes–5.58%
2.00%, 04/30/16	160,000	168,345
1.00%, 08/31/16	250,000	254,800
3.63%, 02/15/21	600,000	704,282
2.00%, 02/15/22	55,000	56,877
1.75%, 05/15/22	100,000	100,866
		1,285,170

U.S. Treasury Bonds–3.48%
4.75%, 02/15/41	375,000	516,147
2.75%, 08/15/42	25,000	24,100
4.25%, 05/15/39	100,000	127,418
4.50%, 08/15/39	100,000	132,341
		800,006
Total U.S. Treasury Securities (Cost $1,896,147)		2,135,114

Asset-Backed Securities–1.80%
Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 04/25/47	7,396	7,371
Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.63%, 09/26/34(b)(d)	63,581	60,481
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	80,000	83,608
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.24%, 10/15/44(d)	110,000	117,305
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(d)	142,855	145,483
Total Asset-Backed Securities (Cost $373,370)		414,248

	Shares	Value
Preferred Stocks–1.34%
Diversified Banks–0.92%
CoBank ACB, Series F, 6.25% Pfd.(b)	2,000	$209,312
Royal Bank of Scotland PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	135	3,228
		212,540

Multi-Line Insurance–0.05%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	440	12,632

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	95	2,534

Regional Banks–0.10%
Zions Bancorp., Series C, 9.50% Pfd.	920	23,810

Reinsurance–0.24%
Reinsurance Group of America, Inc., Unsec. Sub. 6.20% Variable Rate Pfd.(d)	2,000	54,220

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	75	3,541
Total Preferred Stocks (Cost $295,123)		309,277

	Principal Amount
Municipal Obligations–0.81%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Lease RB, 7.05%, 12/01/44	$55,000	68,899
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17	65,000	58,603
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57	50,000	59,557
Total Municipal Obligations (Cost $169,523)		187,059

U.S. Government Sponsored Mortgage-Backed Securities–0.80%
Federal Home Loan Mortgage Corp. (FHLMC)–0.29%
Pass Through Ctfs.,
6.50%, 05/01/16 to 08/01/32	6,438	7,372
6.00%, 05/01/17 to 12/01/31	37,314	41,275
5.50%, 09/01/17	15,485	16,657
		65,304

Federal National Mortgage Association (FNMA)–0.40%
Pass Through Ctfs.,
7.00%, 02/01/16 to 09/01/32	15,019	17,256
6.50%, 05/01/16 to 09/01/31	4,960	5,501
5.00%, 11/01/18	18,099	19,672
7.50%, 04/01/29 to 10/01/29	40,396	43,898
8.00%, 04/01/32	5,749	6,439
		92,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–0.11%
Pass Through Ctfs.,
7.50%, 06/15/23	$ 7,294	$8,527
8.50%, 11/15/24	5,547	6,505
7.00%, 07/15/31 to 08/15/31	1,939	2,312
6.50%, 11/15/31 to 03/15/32	4,738	5,618
6.00%, 11/15/32	1,859	2,100
		25,062
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $167,948)		183,132

Non-U.S. Dollar Denominated Bonds & Notes–0.23%(h)
Casinos & Gaming–0.05%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD 12,000	12,587

Distillers & Vintners–0.18%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)	EUR 50,000	40,242
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $64,205)		52,829

	Shares	Value
Common Stocks & Other Equity Interests–0.01%
Broadcasting–0.00%
Adelphia Communications Corp.(i)	900	$702
Adelphia Recovery Trust Series ACC-1(i)	87,412	87
		789

Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $6,004)(b)(j)	28	2,754
Total Common Stocks & Other Equity Interests (Cost $28,185)		3,543
TOTAL INVESTMENTS–100.07% (Cost $21,125,975)		23,033,616
OTHER ASSETS LESS LIABILITIES–(0.07)%		(16,238)
NET ASSETS–100.00%		$23,017,378

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
Conv.	– Convertible
Deb.	– Debentures
EUR	– Euro
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $5,430,180, which represented 23.59% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2012 was $10,800, which represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $21,125,975)	$23,033,616
Foreign currencies, at value (Cost $7,615)	7,660
Receivable for:
Investments sold	302,821
Fund shares sold	1,233
Dividends and interest	278,017
Premiums paid on swap agreements	17,417
Investment for trustee deferred compensation and retirement plans	51,414
Other assets	369
Total assets	23,692,547

Liabilities:
Payable for:
Fund shares reacquired	14,374
Amount due custodian	530,149
Swap agreements	83
Foreign currency contracts	1,130
Variation margin	2,094
Accrued fees to affiliates	7,016
Accrued other operating expenses	44,744
Trustee deferred compensation and retirement plans	60,003
Unrealized depreciation on swap agreements	15,576
Total liabilities	675,169
Net assets applicable to shares outstanding	$23,017,378

Net assets consist of:
Shares of beneficial interest	$29,303,928
Undistributed net investment income	915,244
Undistributed net realized gain (loss)	(9,087,248)
Unrealized appreciation	1,885,454
$23,017,378

Net Assets:
Series I	$22,740,737
Series II	$276,641

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,476,892
Series II	42,546
Series I:
Net asset value per share	$6.54
Series II:
Net asset value per share	$6.50

Investment income:
Interest	$1,145,251
Dividends	5,959
Dividends from affiliated money market funds	587
Total investment income	1,151,797

Expenses:
Advisory fees	140,005
Administrative services fees	90,017
Custodian fees	12,745
Distribution fees — Series II	633
Transfer agent fees	8,544
Trustees’ and officers’ fees and benefits	21,771
Professional services fees	47,768
Other	26,923
Total expenses	348,406
Less: Fees waived and expenses reimbursed	(173,431)
Net expenses	174,975
Net investment income	976,822

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	487,730
Foreign currencies	(12)
Foreign currency contracts	3,433
Futures contracts	(16,437)
Swap agreements	(20,124)
454,590
Change in net unrealized appreciation (depreciation) of:
Investment securities	919,652
Foreign currencies	266
Foreign currency contracts	(3,513)
Futures contracts	19,927
Swap agreements	(15,576)
920,756
Net realized and unrealized gain	1,375,346
Net increase in net assets resulting from operations	$2,352,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$976,822	$1,098,197
Net realized gain	454,590	567,811
Change in net unrealized appreciation (depreciation)	920,756	(87,842)
Net increase in net assets resulting from operations	2,352,168	1,578,166

Distributions to shareholders from net investment income:
Series I	(1,073,630)	(1,215,874)
Series ll	(11,794)	(10,587)
Total distributions from net investment income	(1,085,424)	(1,226,461)

Share transactions-net:
Series l	(845,476)	(1,245,046)
Series ll	36,977	(8,207)
Net increase (decrease) in net assets resulting from share transactions	(808,499)	(1,253,253)
Net increase (decrease) in net assets	458,245	(901,548)

Net assets:
Beginning of year	22,559,133	23,460,681
End of year (includes undistributed net investment income of $915,244 and $1,034,647, respectively)	$23,017,378	$22,559,133

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Diversified Income Fund

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions

Invesco V.I. Diversified Income Fund

related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs

Invesco V.I. Diversified Income Fund

(such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Over $250 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $140,005 and reimbursed Fund expenses of $33,426.

Invesco V.I. Diversified Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $40,017 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$100,052	$210,014	$2,754	$312,820
U.S. Treasury Securities	—	2,135,114	—	2,135,114
U.S. Government Sponsored Securities	—	183,132	—	183,132
Corporate Debt Securities	—	19,450,719	0	19,450,719
Foreign Sovereign Debt Securities	—	350,524	—	350,524
Asset Backed Securities	—	414,248	—	414,248
Municipal Obligations	—	187,059	—	187,059
	$100,052	$22,930,810	$2,754	$23,033,616
Foreign Currency Contracts*	—	(1,109)	—	(1,109)
Futures Contracts*	(5,550)	—	—	(5,550)
Swap Agreements*	—	(15,576)	—	(15,576)
Total Investments	$94,502	$22,914,125	$2,754	$23,011,381

*	Unrealized appreciation (depreciation).

Invesco V.I. Diversified Income Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(15,576)
Currency risk
Foreign currency contracts(a)	—	(1,130)
Interest rate risk
Futures contracts(b)	$5,358	$(10,908)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Unrealized depreciation on swap agreements and Foreign currency contracts.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts*	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(20,124)
Currency risk	—	3,433	—
Interest rate risk	(16,437)	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(15,576)
Currency risk	—	(3,513)	—
Interest rate risk	19,927	—	—
Total	$3,490	$(80)	$(35,700)

*	The average notional value of futures contracts, foreign currency contracts and swap agreements outstanding during the period was $5,914,522, $43,268 and $595,833, respectively.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	3	March-2013	$487,781	$(10,858)
U.S. Treasury 5 Year Notes	24	March-2013	2,985,938	(50)
Subtotal			$3,473,719	$(10,908)

Short Contracts
U.S. Treasury 10 Year Notes	8	March-2013	$(1,062,250)	$5,358
Total				$(5,550)

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/08/13	RBC Capital Markets Corp.	EUR	26,000	USD	33,209	$34,318	$(1,109)

Closed Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Realized Gain (Loss)
	Counterparty	Deliver		Receive
02/08/13	RBC Capital Markets Corp.	EUR	6,000	USD	7,663	$7,684	$(21)
Total foreign currency contracts							$(1,130)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Invesco V.I. Diversified Income Fund

Open Credit Default Swap Agreements
Counterpary	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Value Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Citigroup Inc.	Buy	(1.00)%	06/20/17	1.17%	$250,000	$17,417	$(15,576)

(a)	Implied credit spreads represent the current level as of December 31, 2012 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,085,424	$1,226,461

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$969,121
Net unrealized appreciation — investments	1,868,533
Net unrealized appreciation (depreciation) — other investments	(15,527)
Temporary book/tax differences	(53,877)
Capital loss carryforward	(9,054,800)
Shares of beneficial interest	29,303,928
Total net assets	$23,017,378

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddle loss deferrals.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Diversified Income Fund

The Fund utilized $482,894 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$1,695,708	$—	$1,695,708
December 31, 2017	7,359,092	—	7,359,092
	$9,054,800	$—	$9,054,800

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $13,618,027 and $13,943,699, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,354,182 and $2,030,815, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,950,736
Aggregate unrealized (depreciation) of investment securities	(82,203)
Net unrealized appreciation of investment securities	$1,868,533

Cost of investments for tax purposes is $21,165,083.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown reclasses, on December 31, 2012, undistributed net investment income was decreased by $10,801 and undistributed net realized gain (loss) was increased by $10,801. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	384,940	$2,485,982	348,442	$2,182,267
Series II	8,680	55,663	5,383	33,498

Issued as reinvestment of dividends:
Series I	166,713	1,073,630	198,025	1,215,874
Series II	1,842	11,794	1,730	10,587

Reacquired:
Series I	(680,152)	(4,405,088)	(746,622)	(4,643,187)
Series II	(4,745)	(30,480)	(8,507)	(52,292)
Net increase (decrease) in share activity	(122,722)	$(808,499)	(201,549)	$(1,253,253)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$6.19	$0.27	$0.39	$0.66	$(0.31)	$6.54	10.71%	$22,741	0.75	%(d)	1.49	%(d)	4.19	%(d)	66%
Year ended 12/31/11	6.10	0.29	0.13	0.42	(0.33)	6.19	7.02	22,333	0.75		1.46		4.71		59
Year ended 12/31/10	5.88	0.31	0.28	0.59	(0.37)	6.10	10.05	23,229	0.75		1.36		5.03		87
Year ended 12/31/09	5.87	0.35	0.29	0.64	(0.63)	5.88	10.89	24,299	0.74		1.48		5.91		200
Year ended 12/31/08	7.80	0.50	(1.74)	(1.24)	(0.69)	5.87	(15.59)	24,070	0.75		1.31		6.83		35
Series II
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00	(d)	1.74	(d)	3.94	(d)	66
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00		1.71		4.46		59
Year ended 12/31/10	5.85	0.29	0.28	0.57	(0.35)	6.07	9.70	232	1.00		1.61		4.78		87
Year ended 12/31/09	5.83	0.34	0.29	0.63	(0.61)	5.85	10.70	291	0.99		1.73		5.66		200
Year ended 12/31/08	7.74	0.48	(1.72)	(1.24)	(0.67)	5.83	(15.78)	409	1.00		1.56		6.58		35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $23,081 and $253 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Diversified Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,049.50	$3.86	$1,021.37	$3.81	0.75%
Series II	1,000.00	1,047.70	5.15	1,020.11	5.08	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	5.42%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Income Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIEWSP-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Equally-Weighted S&P 500 Fund performed generally in line with its style-specific benchmark, the S&P 500 Equal Weight Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	17.09%
Series II Shares	16.82
S&P 500 Index‚ (Broad Market Index)	16.00
S&P 500 Equal Weight Index‚ (Style-Specific Index)	17.65
Lipper VUF Multi-Cap Core Funds Index■ (Peer Group Index)	15.33

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index (the S&P 500). The S&P 500 is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, the same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500. Changes are not the result of any stock selection model.

The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures.

At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year-end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

    The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500. On an absolute basis, the Fund posted positive returns for the reporting period. Sectors that contributed the most to overall Fund performance were the consumer discretionary, health care, financials and industrials sectors. The telecommunication services and utilities sectors contributed the least to the Fund’s overall performance. In addition, the Fund’s allocation to Equally Weighted S&P 500 futures contracts was a slight contributor to Fund performance.

    In the consumer discretionary sector, several stocks were strong contributors for the reporting period, including, Pulte Group, Whirlpool and Expedia. Meritage Homes (not a Fund holding) announced that it had selected Whirlpool as the exclusive appliance provider to the builder’s wide range of homes, including first-time, move-up, luxury and active-adult. Whirlpool will provide Jenn-Air, KitchenAid, Maytag and Whirlpool brand appliances to Meritage Homes’ communities throughout the southern and western states.2

Portfolio Composition
By sector

Consumer Discretionary	14.7%
Financials	14.0
Information Technology	12.1
Industrials	10.5
Health Care	9.1
Energy	7.5
Consumer Staples	7.1
Materials	5.5
Utilities	5.3
Telecommunication Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	12.8

Top 10 Equity Holdings*

1. NYSE Euronext	0.2%
2. Ford Motor Co.	0.2
3. Cliffs Natural Resources Inc.	0.2
4. Western Digital Corp.	0.2
5. Delphi Automotive PLC	0.2
6. Seagate Technology PLC	0.2
7. Jabil Circuit, Inc.	0.2
8. Bank of America Corp.	0.2
9. FLIR Systems, Inc.	0.2
10. CBS Corp.-Class B	0.2

Total Net Assets	$71.3 million

Total Number of Holdings*	501

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Equally-Weighted S&P 500 Fund

    Also contributing to Fund performance were telecommunications company Sprint Nextel and financial giant Bank of America. During the reporting period, Sprint Nextel acquired Clearwire, (not a Fund holding) a wireless high speed Inter-net service provider.

    Several stocks delivering negative performance during the reporting period included information technology companies Advanced Micro Devices and Hewlett Packard. Hewlett Packard struggled during the reporting period due to a year of management upheavals and disappointing earnings, mostly tied to the company writing down approximately $8.8 billion of its acquisition of Autonomy (not a Fund holding).

    Also detracting from performance were Apollo Group and Alpha Natural Resources. (We sold Alpha Natural Resources before the close of the reporting period.) Alpha Natural Resources, a coal producer, was hampered as increased use of natural gas for power generation hurt demand for coal.

    At the close of the year, central banks around the globe remained accommodative and market valuations remained attractive from an historical perspective. That said, underlying issues plaguing markets over the past several years such as high sovereign debt levels across the developed markets (particularly in Europe) have not been resolved, and could continue to weigh on global economic growth and add to market volatility.

    We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

1	Source: Lipper Inc.
2	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BBA from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BBA from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500 Fund. She joined Invesco in 1998.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (11/9/94)	9.79%
10 Years	9.59
5 Years	4.29
1 Year	17.09

Series II Shares
Inception (7/24/00)	6.58%
10 Years	9.31
5 Years	4.02
1 Year	16.82

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30,

2012). Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.51% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco

Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.

The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–99.38%
Advertising–0.40%
Interpublic Group of Cos., Inc. (The)	12,816	$141,232
Omnicom Group Inc.	2,839	141,837
		283,069

Aerospace & Defense–2.20%
Boeing Co. (The)	1,886	142,129
General Dynamics Corp.	2,069	143,320
Honeywell International Inc.	2,269	144,013
L-3 Communications Holdings, Inc.	1,854	142,054
Lockheed Martin Corp.	1,569	144,803
Northrop Grumman Corp.	2,091	141,310
Precision Castparts Corp.	758	143,580
Raytheon Co.	2,429	139,813
Rockwell Collins, Inc.	2,477	144,087
Textron Inc.	5,757	142,716
United Technologies Corp.	1,745	143,107
		1,570,932

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	5,156	141,223

Air Freight & Logistics–0.80%
C.H. Robinson Worldwide, Inc.	2,270	143,509
Expeditors International of Washington, Inc.	3,654	144,516
FedEx Corp.	1,549	142,074
United Parcel Service, Inc.–Class B	1,916	141,267
		571,366

Airlines–0.20%
Southwest Airlines Co.	13,709	140,380

Aluminum–0.19%
Alcoa Inc.	15,983	138,732

Apparel Retail–1.17%
Abercrombie & Fitch Co.–Class A	2,985	143,190
Gap, Inc. (The)	4,441	137,849
Limited Brands, Inc.	2,770	130,356
Ross Stores, Inc.	2,626	142,198
TJX Cos., Inc. (The)	3,278	139,151
Urban Outfitters, Inc.(b)	3,618	142,405
		835,149

Apparel, Accessories & Luxury Goods–0.79%
Coach, Inc.	2,448	135,888
Fossil, Inc.(b)	1,540	143,374
Ralph Lauren Corp.	930	139,426
VF Corp.	942	142,214
		560,902

Application Software–0.99%
Adobe Systems Inc.(b)	3,716	140,019
Autodesk, Inc.(b)	4,082	144,299

	Shares	Value
Application Software–(continued)
Citrix Systems, Inc.(b)	2,148	$141,231
Intuit Inc.	2,321	138,099
Salesforce.com, Inc.(b)	837	140,700
		704,348

Asset Management & Custody Banks–1.81%
Ameriprise Financial, Inc.	2,281	142,859
Bank of New York Mellon Corp. (The)	5,650	145,205
BlackRock, Inc.	692	143,043
Franklin Resources, Inc.	1,099	138,144
Invesco Ltd.(c)	5,486	143,130
Legg Mason, Inc.	5,569	143,235
Northern Trust Corp.	2,964	148,674
State Street Corp.	3,073	144,462
T. Rowe Price Group Inc.	2,183	142,179
		1,290,931

Auto Parts & Equipment–0.64%
BorgWarner, Inc.(b)	2,101	150,474
Delphi Automotive PLC (United Kingdom)(b)	4,077	155,945
Johnson Controls, Inc.	4,953	152,057
		458,476

Automobile Manufacturers–0.23%
Ford Motor Co.	12,585	162,976

Automotive Retail–0.80%
AutoNation, Inc.(b)	3,635	144,310
AutoZone, Inc.(b)	390	138,228
CarMax, Inc.(b)	3,982	149,484
O’Reilly Automotive, Inc.(b)	1,560	139,495
		571,517

Biotechnology–0.96%
Alexion Pharmaceuticals, Inc.(b)	1,495	140,246
Amgen Inc.	1,565	135,091
Biogen Idec Inc.(b)	923	135,376
Celgene Corp.(b)	1,759	138,451
Gilead Sciences, Inc.(b)	1,881	138,159
		687,323

Brewers–0.19%
Molson Coors Brewing Co.–Class B	3,245	138,854

Broadcasting–0.61%
CBS Corp.–Class B	4,010	152,580
Discovery Communications, Inc.–Class A(b)	2,296	145,750
Scripps Networks Interactive–Class A	2,406	139,356
		437,686

Building Products–0.20%
Masco Corp.	8,636	143,876

Cable & Satellite–0.80%
Cablevision Systems Corp.–Class A	9,638	143,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Cable & Satellite–(continued)
Comcast Corp.–Class A	3,823	$142,904
DIRECTV(b)	2,803	140,598
Time Warner Cable Inc.	1,484	144,230
		571,724

Casinos & Gaming–0.39%
International Game Technology	9,658	136,854
Wynn Resorts Ltd.	1,227	138,025
		274,879

Coal & Consumable Fuels–0.38%
CONSOL Energy Inc.	4,145	133,055
Peabody Energy Corp.	5,046	134,274
		267,329

Communications Equipment–1.42%
Cisco Systems, Inc.	7,033	138,198
F5 Networks, Inc.(b)	1,544	150,000
Harris Corp.	2,899	141,935
JDS Uniphase Corp.(b)	11,094	150,213
Juniper Networks, Inc.(b)	7,130	140,247
Motorola Solutions, Inc.	2,584	143,877
QUALCOMM, Inc.	2,334	144,755
		1,009,225

Computer & Electronics Retail–0.37%
Best Buy Co., Inc.	11,586	137,294
GameStop Corp.–Class A	5,077	127,382
		264,676

Computer Hardware–0.58%
Apple Inc.	274	146,036
Dell Inc.	13,393	135,671
Hewlett-Packard Co.	9,447	134,620
		416,327

Computer Storage & Peripherals–1.04%
EMC Corp.(b)	5,650	142,945
NetApp, Inc.(b)	4,234	142,051
SanDisk Corp.(b)	3,273	142,572
Seagate Technology PLC	5,052	153,985
Western Digital Corp.	3,696	157,043
		738,596

Construction & Engineering–0.60%
Fluor Corp.	2,446	143,678
Jacobs Engineering Group, Inc.(b)	3,378	143,802
Quanta Services, Inc.(b)	5,156	140,707
		428,187

Construction & Farm Machinery & Heavy Trucks–1.00%
Caterpillar Inc.	1,568	140,461
Cummins Inc.	1,313	142,264
Deere & Co.	1,624	140,346
Joy Global Inc.	2,266	144,525

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
PACCAR Inc.	3,180	$143,768
		711,364

Construction Materials–0.20%
Vulcan Materials Co.	2,707	140,899

Consumer Electronics–0.40%
Garmin Ltd.(d)	3,433	140,135
Harman International Industries, Inc.	3,319	148,160
		288,295

Consumer Finance–0.79%
American Express Co.	2,465	141,688
Capital One Financial Corp.	2,458	142,392
Discover Financial Services	3,532	136,159
SLM Corp.	8,337	142,813
		563,052

Data Processing & Outsourced Services–1.76%
Automatic Data Processing, Inc.	2,433	138,705
Computer Sciences Corp.	3,527	141,256
Fidelity National Information Services, Inc.	3,936	137,012
Fiserv, Inc.(b)	1,752	138,460
MasterCard, Inc.–Class A	289	141,980
Paychex, Inc.	4,144	129,044
Total System Services, Inc.	6,361	136,253
Visa Inc.–Class A	951	144,153
Western Union Co. (The)	10,642	144,838
		1,251,701

Department Stores–0.78%
JC Penney Co., Inc.(d)	6,658	131,229
Kohl’s Corp.	3,188	137,020
Macy’s, Inc.	3,668	143,125
Nordstrom, Inc.	2,675	143,113
		554,487

Distillers & Vintners–0.59%
Beam Inc.	2,287	139,713
Brown-Forman Corp.–Class B	2,207	139,592
Constellation Brands, Inc.–Class A(b)	3,956	140,003
		419,308

Distributors–0.20%
Genuine Parts Co.	2,234	142,038

Diversified Banks–0.61%
Comerica Inc.	4,874	147,877
U.S. Bancorp	4,448	142,069
Wells Fargo & Co.	4,214	144,035
		433,981

Diversified Chemicals–1.01%
Dow Chemical Co. (The)	4,465	144,309
E. I. du Pont de Nemours and Co.	3,168	142,465
Eastman Chemical Co.	2,159	146,920
FMC Corp.	2,459	143,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Chemicals–(continued)
PPG Industries, Inc.	1,074	$145,366
		722,960

Diversified Metals & Mining–0.20%
Freeport-McMoRan Copper & Gold Inc.	4,135	141,417

Diversified REIT’s–0.20%
Vornado Realty Trust	1,806	144,624

Diversified Support Services–0.39%
Cintas Corp.	3,359	137,383
Iron Mountain Inc.	4,515	140,191
		277,574

Drug Retail–0.39%
CVS Caremark Corp.	2,836	137,121
Walgreen Co.	3,799	140,601
		277,722

Education Services–0.19%
Apollo Group, Inc.–Class A(b)	6,637	138,846

Electric Utilities–2.56%
American Electric Power Co., Inc.	3,260	139,137
Duke Energy Corp.	2,189	139,658
Edison International	3,117	140,857
Entergy Corp.	2,203	140,441
Exelon Corp.	4,709	140,046
FirstEnergy Corp.	3,426	143,070
NextEra Energy, Inc.	2,009	139,003
Northeast Utilities	3,610	141,079
Pepco Holdings, Inc.	7,178	140,760
Pinnacle West Capital Corp.	2,752	140,297
PPL Corp.	4,852	138,913
Southern Co. (The)	3,252	139,218
Xcel Energy, Inc.	5,185	138,491
		1,820,970

Electrical Components & Equipment–0.80%
Eaton Corp. PLC	2,657	144,010
Emerson Electric Co.	2,699	142,939
Rockwell Automation, Inc.	1,697	142,531
Roper Industries, Inc.	1,269	141,468
		570,948

Electronic Components–0.40%
Amphenol Corp.–Class A	2,233	144,475
Corning Inc.	11,059	139,565
		284,040

Electronic Equipment & Instruments–0.21%
FLIR Systems, Inc.	6,861	153,069

Electronic Manufacturing Services–0.62%
Jabil Circuit, Inc.	7,942	153,201
Molex Inc.	5,231	142,963
TE Connectivity Ltd. (Switzerland)	3,879	143,989
		440,153

	Shares	Value
Environmental & Facilities Services–0.59%
Republic Services, Inc.	4,795	$140,638
Stericycle, Inc.(b)	1,497	139,625
Waste Management, Inc.	4,161	140,392
		420,655

Fertilizers & Agricultural Chemicals–0.60%
CF Industries Holdings, Inc.	677	137,539
Monsanto Co.	1,566	148,222
Mosaic Co. (The)	2,514	142,368
		428,129

Food Distributors–0.20%
Sysco Corp.	4,398	139,241

Food Retail–0.60%
Kroger Co. (The)	5,313	138,244
Safeway Inc.(d)	7,879	142,531
Whole Foods Market, Inc.	1,577	144,028
		424,803

Footwear–0.21%
NIKE, Inc.–Class B	2,880	148,608

Gas Utilities–0.39%
AGL Resources Inc.	3,522	140,775
ONEOK, Inc.	3,255	139,151
		279,926

General Merchandise Stores–0.99%
Big Lots, Inc.(b)	5,131	146,028
Dollar General Corp.(b)	3,186	140,471
Dollar Tree, Inc.(b)	3,615	146,624
Family Dollar Stores, Inc.	2,121	134,493
Target Corp.	2,308	136,564
		704,180

Gold–0.21%
Newmont Mining Corp.	3,153	146,425

Health Care Distributors–0.78%
AmerisourceBergen Corp.	3,221	139,083
Cardinal Health, Inc.	3,300	135,894
McKesson Corp.	1,421	137,780
Patterson Cos. Inc.	4,196	143,629
		556,386

Health Care Equipment–2.54%
Baxter International Inc.	2,118	141,186
Becton, Dickinson and Co.	1,796	140,429
Boston Scientific Corp.(b)	24,638	141,176
C.R. Bard, Inc.	1,451	141,821
CareFusion Corp.(b)	4,974	142,157
Covidien PLC	2,440	140,885
Edwards Lifesciences Corp.(b)	1,534	138,321
Intuitive Surgical, Inc.(b)	261	127,986
Medtronic, Inc.	3,336	136,843
St. Jude Medical, Inc.	3,951	142,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Stryker Corp.	2,504	$137,269
Varian Medical Systems, Inc.(b)	1,966	138,092
Zimmer Holdings, Inc.	2,077	138,453
		1,807,407

Health Care Facilities–0.21%
Tenet Healthcare Corp.(b)	4,560	148,063

Health Care Services–0.78%
DaVita HealthCare Partners Inc.(b)	1,280	141,478
Express Scripts Holding Co.(b)	2,550	137,700
Laboratory Corp. of America Holdings(b)	1,603	138,852
Quest Diagnostics Inc.	2,360	137,517
		555,547

Health Care Supplies–0.20%
DENTSPLY International Inc.	3,517	139,308

Health Care Technology–0.20%
Cerner Corp.(b)	1,808	140,373

Home Entertainment Software–0.19%
Electronic Arts Inc.(b)	9,104	132,281

Home Furnishings–0.20%
Leggett & Platt, Inc.	5,299	144,239

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	2,250	139,163
Lowe’s Cos., Inc.	4,054	143,998
		283,161

Homebuilding–0.62%
D.R. Horton, Inc.	7,415	146,669
Lennar Corp.–Class A	3,743	144,742
PulteGroup Inc.(b)	8,116	147,386
		438,797

Homefurnishing Retail–0.19%
Bed Bath & Beyond Inc.(b)	2,399	134,128

Hotels, Resorts & Cruise Lines–0.81%
Carnival Corp.	3,702	136,122
Marriott International Inc.–Class A	3,867	144,123
Starwood Hotels & Resorts Worldwide, Inc.	2,584	148,218
Wyndham Worldwide Corp.	2,779	147,871
		576,334

Household Appliances–0.20%
Whirlpool Corp.	1,394	141,839

Household Products–0.77%
Clorox Co. (The)	1,851	135,530
Colgate-Palmolive Co.	1,319	137,888
Kimberly-Clark Corp.	1,641	138,550
Procter & Gamble Co. (The)	1,996	135,509
		547,477

Housewares & Specialties–0.20%
Newell Rubbermaid Inc.	6,358	141,593

	Shares	Value
Human Resource & Employment Services–0.21%
Robert Half International, Inc.	4,697	$149,459

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	1,440	142,229
Wal-Mart Stores, Inc.	2,032	138,643
		280,872

Independent Power Producers & Energy Traders–0.39%
AES Corp. (The)	13,007	139,175
NRG Energy, Inc.	6,073	139,618
		278,793

Industrial Conglomerates–0.59%
3M Co.	1,513	140,482
Danaher Corp.	2,562	143,216
General Electric Co.(e)	6,461	135,616
		419,314

Industrial Gases–0.60%
Air Products & Chemicals, Inc.	1,691	142,078
Airgas, Inc.	1,569	143,234
Praxair, Inc.	1,305	142,832
		428,144

Industrial Machinery–2.00%
Dover Corp.	2,187	143,708
Flowserve Corp.	982	144,157
Illinois Tool Works Inc.	2,335	141,991
Ingersoll-Rand PLC	2,934	140,715
Pall Corp.	2,318	139,683
Parker Hannifin Corp.	1,672	142,220
Pentair Ltd.	2,912	143,125
Snap-on Inc.	1,792	141,550
Stanley Black & Decker Inc.	1,958	144,833
Xylem, Inc.	5,219	141,435
		1,423,417

Industrial REIT’s–0.20%
Prologis, Inc.	3,979	145,194

Insurance Brokers–0.39%
Aon PLC	2,485	138,166
Marsh & McLennan Cos., Inc.	4,083	140,741
		278,907

Integrated Oil & Gas–0.98%
Chevron Corp.	1,294	139,933
Exxon Mobil Corp.	1,585	137,182
Hess Corp.	2,718	143,945
Murphy Oil Corp.	2,353	140,121
Occidental Petroleum Corp.	1,833	140,426
		701,607

Integrated Telecommunication Services–0.95%
AT&T Inc.	4,107	138,447
CenturyLink Inc.	3,575	139,854
Frontier Communications Corp.(d)	30,369	129,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc.	3,159	$136,690
Windstream Corp.(d)	15,874	131,437
		676,407

Internet Retail–0.99%
Amazon.com, Inc.(b)	560	140,711
Expedia, Inc.	2,368	145,514
Netflix Inc.(b)(d)	1,496	138,799
Priceline.com Inc.(b)	227	140,996
TripAdvisor Inc.(b)	3,351	140,608
		706,628

Internet Software & Services–1.01%
Akamai Technologies, Inc.(b)	3,585	146,662
eBay Inc.(b)	2,773	141,479
Google Inc.–Class A(b)	198	140,471
VeriSign, Inc.(b)	3,890	151,010
Yahoo! Inc.(b)	7,112	141,529
		721,151

Investment Banking & Brokerage–0.83%
Charles Schwab Corp. (The)	10,179	146,170
E*TRADE Financial Corp.(b)	16,770	150,091
Goldman Sachs Group, Inc. (The)	1,169	149,118
Morgan Stanley	7,766	148,486
		593,865

IT Consulting & Other Services–0.98%
Accenture PLC–Class A	1,988	132,202
Cognizant Technology Solutions Corp.–Class A(b)	1,925	142,546
International Business Machines Corp.	728	139,448
SAIC, Inc.	11,967	135,467
Teradata Corp.(b)	2,350	145,442
		695,105

Leisure Products–0.38%
Hasbro, Inc.(d)	3,777	135,595
Mattel, Inc.	3,781	138,460
		274,055

Life & Health Insurance–1.40%
Aflac, Inc.	2,624	139,387
Lincoln National Corp.	5,523	143,045
MetLife, Inc.	4,387	144,508
Principal Financial Group, Inc.	5,077	144,796
Prudential Financial, Inc.	2,743	146,284
Torchmark Corp.	2,761	142,661
Unum Group	6,706	139,619
		1,000,300

Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.	3,504	143,454
Life Technologies Corp.(b)	2,824	138,602
PerkinElmer, Inc.	4,444	141,052
Thermo Fisher Scientific, Inc.	2,175	138,721
Waters Corp.(b)	1,598	139,218
		701,047

	Shares	Value
Managed Health Care–1.20%
Aetna Inc.	3,064	$141,863
Cigna Corp.	2,634	140,814
Coventry Health Care, Inc.	3,142	140,856
Humana Inc.	2,113	145,015
UnitedHealth Group Inc.	2,584	140,156
WellPoint, Inc.	2,388	145,477
		854,181

Metal & Glass Containers–0.41%
Ball Corp.	3,156	141,231
Owens-Illinois, Inc.(b)	6,956	147,954
		289,185

Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	2,920	142,613

Movies & Entertainment–0.80%
News Corp.–Class A	5,736	146,497
Time Warner Inc.	2,986	142,820
Viacom Inc.–Class B	2,636	139,023
Walt Disney Co. (The)	2,869	142,848
		571,188

Multi-Line Insurance–1.02%
American International Group, Inc.(b)	4,116	145,295
Assurant, Inc.	4,043	140,292
Genworth Financial Inc.–Class A(b)	20,071	150,733
Hartford Financial Services Group, Inc. (The)	6,561	147,229
Loews Corp.	3,436	140,017
		723,566

Multi-Sector Holdings–0.20%
Leucadia National Corp.	6,027	143,382

Multi-Utilities–2.75%
Ameren Corp.	4,748	145,859
CenterPoint Energy, Inc.	7,101	136,694
CMS Energy Corp.	5,812	141,697
Consolidated Edison, Inc.	2,489	138,239
Dominion Resources, Inc.	2,728	141,310
DTE Energy Co.	2,307	138,535
Integrys Energy Group, Inc.	2,642	137,965
NiSource Inc.	5,783	143,939
PG&E Corp.	3,447	138,501
Public Service Enterprise Group Inc.	4,647	142,198
SCANA Corp.	3,060	139,658
Sempra Energy	1,952	138,475
TECO Energy, Inc.	8,383	140,499
Wisconsin Energy Corp.	3,769	138,888
		1,962,457

Office Electronics–0.19%
Xerox Corp.	20,042	136,686

Office REIT’s–0.20%
Boston Properties, Inc.	1,342	141,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Office Services & Supplies–0.40%
Avery Dennison Corp.	4,108	$143,452
Pitney Bowes Inc.(d)	13,080	139,171
		282,623

Oil & Gas Drilling–1.21%
Diamond Offshore Drilling, Inc.	2,072	140,813
Ensco PLC–Class A (United Kingdom)	2,434	144,287
Helmerich & Payne, Inc.	2,602	145,738
Nabors Industries Ltd.(b)	10,172	146,985
Noble Corp.	4,124	143,598
Rowan Cos. PLC–Class A(b)	4,439	138,808
		860,229

Oil & Gas Equipment & Services–1.22%
Baker Hughes Inc.	3,399	138,815
Cameron International Corp.(b)	2,625	148,208
FMC Technologies, Inc.(b)	3,440	147,335
Halliburton Co.	4,183	145,108
National Oilwell Varco Inc.	2,153	147,158
Schlumberger Ltd.	2,027	140,451
		867,075

Oil & Gas Exploration & Production–3.38%
Anadarko Petroleum Corp.	1,872	139,108
Apache Corp.	1,812	142,242
Cabot Oil & Gas Corp.	2,985	148,474
Chesapeake Energy Corp.(d)	8,404	139,674
ConocoPhillips	2,421	140,394
Denbury Resources Inc.(b)	8,768	142,042
Devon Energy Corp.	2,690	139,988
EOG Resources, Inc.	1,173	141,687
EQT Corp.	2,464	145,327
Marathon Oil Corp.	4,532	138,951
Newfield Exploration Co.(b)	5,422	145,201
Noble Energy, Inc.	1,396	142,029
Pioneer Natural Resources Co.	1,356	144,536
QEP Resources Inc.	4,708	142,511
Range Resources Corp.	2,248	141,242
Southwestern Energy Co.(b)	4,242	141,725
WPX Energy Inc.(b)	8,991	133,786
		2,408,917

Oil & Gas Refining & Marketing–0.79%
Marathon Petroleum Corp.	2,223	140,049
Phillips 66	2,612	138,697
Tesoro Corp.	3,199	140,916
Valero Energy Corp.	4,186	142,826
		562,488

Oil & Gas Storage & Transportation–0.61%
Kinder Morgan Inc.	4,142	146,337
Spectra Energy Corp.	5,137	140,651
Williams Cos., Inc. (The)	4,436	145,235
		432,223

	Shares	Value
Other Diversified Financial Services–0.62%
Bank of America Corp.	13,203	$153,155
Citigroup Inc.	3,714	146,926
JPMorgan Chase & Co.	3,262	143,430
		443,511

Packaged Foods & Meats–2.70%
Campbell Soup Co.(d)	3,925	136,943
ConAgra Foods, Inc.	4,633	136,674
Dean Foods Co.(b)	8,455	139,592
General Mills, Inc.	3,369	136,141
H.J. Heinz Co.	2,362	136,240
Hershey Co. (The)	1,886	136,207
Hormel Foods Corp.	4,491	140,164
JM Smucker Co. (The)	1,605	138,415
Kellogg Co.	2,462	137,503
Kraft Foods Group, Inc.	2,996	136,228
McCormick & Co., Inc.	2,168	137,733
Mead Johnson Nutrition Co.	2,121	139,753
Mondelez International Inc.–Class A	5,366	136,672
Tyson Foods, Inc.–Class A	7,109	137,915
		1,926,180

Paper Packaging–0.41%
Bemis Co., Inc.	4,283	143,309
Sealed Air Corp.	8,630	151,111
		294,420

Paper Products–0.41%
International Paper Co.	3,669	146,173
MeadWestvaco Corp.	4,611	146,953
		293,126

Personal Products–0.39%
Avon Products, Inc.	9,909	142,293
Estee Lauder Cos. Inc. (The)–Class A	2,292	137,199
		279,492

Pharmaceuticals–2.53%
Abbott Laboratories(b)	2,425	76,145
Abbott Laboratories	2,137	139,973
AbbVie Inc.(b)	1,996	68,183
Allergan, Inc.	1,524	139,797
Bristol-Myers Squibb Co.	4,268	139,094
Eli Lilly & Co.	2,922	144,113
Forest Laboratories, Inc.(b)	3,912	138,172
Hospira, Inc.(b)	4,387	137,050
Johnson & Johnson	1,975	138,448
Merck & Co., Inc.	3,208	131,336
Mylan Inc.(b)	4,994	137,235
Perrigo Co.	1,340	139,400
Pfizer Inc.	5,551	139,219
Watson Pharmaceuticals, Inc.(b)	1,591	136,826
		1,804,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Property & Casualty Insurance–1.57%
ACE Ltd.	1,768	$141,086
Allstate Corp. (The)	3,476	139,631
Berkshire Hathaway Inc.–Class B(b)	1,566	140,470
Chubb Corp. (The)	1,834	138,137
Cincinnati Financial Corp.	3,525	138,039
Progressive Corp. (The)	6,655	140,421
Travelers Cos., Inc. (The)	1,903	136,673
XL Group PLC	5,750	144,095
		1,118,552

Publishing–0.59%
Gannett Co., Inc.	7,901	142,297
McGraw-Hill Cos., Inc. (The)	2,587	141,432
Washington Post Co. (The)–Class B	382	139,510
		423,239

Railroads–0.59%
CSX Corp.	7,065	139,392
Norfolk Southern Corp.	2,276	140,748
Union Pacific Corp.	1,123	141,184
		421,324

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	7,275	144,772

Regional Banks–2.04%
BB&T Corp.	4,937	143,716
Fifth Third Bancorp	9,706	147,434
First Horizon National Corp.	14,861	147,273
Huntington Bancshares Inc.	22,678	144,913
KeyCorp	17,162	144,504
M&T Bank Corp.	1,426	140,418
PNC Financial Services Group, Inc.	2,501	145,833
Regions Financial Corp.	20,850	148,452
SunTrust Banks, Inc.	5,160	146,286
Zions Bancorp.	6,781	145,113
		1,453,942

Research & Consulting Services–0.39%
Dun & Bradstreet Corp. (The)	1,734	136,379
Equifax Inc.	2,635	142,606
		278,985

Residential REIT’s–0.61%
Apartment Investment & Management Co.–Class A	5,464	147,856
AvalonBay Communities, Inc.	1,053	142,776
Equity Residential	2,517	142,638
		433,270

Restaurants–0.98%
Chipotle Mexican Grill, Inc.(b)	503	149,622
Darden Restaurants, Inc.	3,006	135,480
McDonald’s Corp.	1,571	138,578
Starbucks Corp.	2,617	140,324
Yum! Brands, Inc.	2,057	136,585
		700,589

	Shares	Value
Retail REIT’s–0.40%
Kimco Realty Corp.	7,241	$139,896
Simon Property Group, Inc.	906	143,230
		283,126

Security & Alarm Services–0.40%
ADT Corp. (The)	3,043	141,469
Tyco International Ltd.	4,892	143,091
		284,560

Semiconductor Equipment–0.80%
Applied Materials, Inc.	12,610	144,258
KLA-Tencor Corp.	2,960	141,370
Lam Research Corp.(b)	3,840	138,739
Teradyne, Inc.(b)	8,440	142,552
		566,919

Semiconductors–2.57%
Advanced Micro Devices, Inc.(b)	58,452	140,285
Altera Corp.	4,251	146,404
Analog Devices, Inc.	3,377	142,037
Broadcom Corp.–Class A	4,357	144,696
First Solar, Inc.(b)	4,290	132,475
Intel Corp.	6,807	140,428
Linear Technology Corp.	4,176	143,237
LSI Corp.(b)	20,696	146,528
Microchip Technology Inc.	4,417	143,950
Micron Technology, Inc.(b)	20,424	129,692
NVIDIA Corp.	11,085	136,235
Texas Instruments Inc.	4,538	140,406
Xilinx, Inc.	3,948	141,733
		1,828,106

Soft Drinks–0.97%
Coca-Cola Co. (The)	3,708	134,415
Coca-Cola Enterprises, Inc.	4,510	143,102
Dr. Pepper Snapple Group, Inc.	3,129	138,239
Monster Beverage Corp.(b)	2,614	138,229
PepsiCo, Inc.	1,990	136,176
		690,161

Specialized Consumer Services–0.19%
H&R Block, Inc.	7,471	138,736

Specialized Finance–1.05%
CME Group Inc.	2,725	138,185
IntercontinentalExchange Inc.(b)	1,091	135,077
Moody’s Corp.	2,899	145,877
NASDAQ OMX Group, Inc. (The)	5,769	144,283
NYSE Euronext	5,956	187,852
		751,274

Specialized REIT’s–1.61%
American Tower Corp.	1,821	140,709
HCP, Inc.	3,160	142,769
Health Care REIT, Inc.	2,398	146,973
Host Hotels & Resorts Inc.	9,128	143,036
Plum Creek Timber Co., Inc.	3,296	146,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized REIT’s–(continued)
Public Storage	996	$144,380
Ventas, Inc.	2,228	144,196
Weyerhaeuser Co.	5,111	142,188
		1,150,495

Specialty Chemicals–1.01%
Ecolab Inc.	1,980	142,362
International Flavors & Fragrances Inc.	2,126	141,464
LyondellBasell Industries N.V.–Class A	2,596	148,206
Sherwin-Williams Co. (The)	942	144,898
Sigma-Aldrich Corp.	1,923	141,494
		718,424

Specialty Stores–0.58%
PetSmart, Inc.	2,016	137,774
Staples, Inc.	11,946	136,184
Tiffany & Co.	2,404	137,845
		411,803

Steel–0.83%
Allegheny Technologies, Inc.	4,911	149,098
Cliffs Natural Resources Inc.	4,113	158,597
Nucor Corp.	3,303	142,623
United States Steel Corp.	5,856	139,783
		590,101

Systems Software–1.19%
BMC Software, Inc.(b)	3,476	137,858
CA, Inc.	6,390	140,452
Microsoft Corp.	5,210	139,263
Oracle Corp.	4,371	145,642
Red Hat, Inc.(b)	2,781	147,282
Symantec Corp.(b)	7,478	140,661
		851,158

Thrifts & Mortgage Finance–0.39%
Hudson City Bancorp, Inc.	17,484	142,145
People’s United Financial Inc.	11,466	138,624
		280,769

Tires & Rubber–0.21%
Goodyear Tire & Rubber Co. (The)(b)	10,774	148,789

	Shares	Value
Tobacco–0.75%
Altria Group, Inc.	4,212	$132,341
Lorillard, Inc.	1,169	136,387
Philip Morris International Inc.	1,591	133,071
Reynolds American Inc.	3,275	135,684
		537,483

Trading Companies & Distributors–0.42%
Fastenal Co.	3,253	151,883
W.W. Grainger, Inc.	733	148,337
		300,220

Trucking–0.20%
Ryder System, Inc.	2,816	140,603

Wireless Telecommunication Services–0.59%
Crown Castle International Corp.(b)	1,962	141,578
MetroPCS Communications, Inc.(b)	13,899	138,156
Sprint Nextel Corp.(b)	25,171	142,720
		422,454
Total Common Stocks & Other Equity Interests (Cost $34,340,162)		70,829,680

Money Market Funds–0.83%
Liquid Assets Portfolio–Institutional Class(f)	296,881	296,881
Premier Portfolio–Institutional Class(f)	296,882	296,882
Total Money Market Funds (Cost $593,763)		593,763
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.21% (Cost $34,933,925)		71,423,443

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.52%
Liquid Assets Portfolio–Institutional Class (Cost $1,085,087)(f)(g)	1,085,087	1,085,087
TOTAL INVESTMENTS–101.73% (Cost $36,019,012)		72,508,530
OTHER ASSETS LESS LIABILITIES–(1.73)%		(1,232,236)
NET ASSETS–100.00%		$71,276,294

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of this security was out on loan at December 31, 2012.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 5.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $34,244,615)*	$70,686,550
Investments in affiliates, at value (Cost $1,774,397)	1,821,980
Total investments, at value (Cost $36,019,012)	72,508,530
Receivable for:
Investments sold	143,685
Variation margin	14,440
Fund shares sold	3,429
Dividends	71,099
Investment for trustee deferred compensation and retirement plans	12,338
Total assets	72,753,521

Liabilities:
Payable for:
Investments purchased	144,328
Fund shares reacquired	55,572
Amount due custodian	73,864
Collateral upon return of securities loaned	1,085,087
Accrued fees to affiliates	58,831
Accrued other operating expenses	42,600
Trustee deferred compensation and retirement plans	16,945
Total liabilities	1,477,227
Net assets applicable to shares outstanding	$71,276,294

Net assets consist of:
Shares of beneficial interest	$25,770,153
Undistributed net investment income	1,188,219
Undistributed net realized gain	7,826,080
Unrealized appreciation	36,491,842
$71,276,294

Net Assets:
Series I	$34,914,155
Series II	$36,362,139

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	1,915,031
Series II	2,022,699
Series I:
Net asset value per share	$18.23
Series II:
Net asset value per share	$17.98

*	At December 31, 2012, securities with an aggregate value of $1,080,902 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $1,296)	$1,617,459
Dividends from affiliates (includes securities lending income of $1,104)	5,784
Total investment income	1,623,243

Expenses:
Advisory fees	90,774
Administrative services fees	199,845
Custodian fees	59,615
Distribution fees — Series II	98,475
Transfer agent fees	2,175
Trustees’ and officers’ fees and benefits	23,679
Professional services fees	38,894
Other	32,339
Total expenses	545,796
Less: Fees waived and expenses reimbursed	(95,583)
Net expenses	450,213
Net investment income	1,173,030

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	9,604,743
Futures contracts	79,231
9,683,974
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,172,802
Futures contracts	(3,573)
1,169,229
Net realized and unrealized gain	10,853,203
Net increase in net assets resulting from operations	$12,026,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,173,030	$1,215,626
Net realized gain	9,683,974	10,927,207
Change in net unrealized appreciation (depreciation)	1,169,229	(12,112,953)
Net increase in net assets resulting from operations	12,026,233	29,880

Distributions to shareholders from net investment income:
Series I	(624,483)	(694,111)
Series ll	(555,223)	(682,257)
Total distributions from net investment income	(1,179,706)	(1,376,368)

Distributions to shareholders net realized gain:
Series I	(4,763,390)	—
Series ll	(5,162,134)	—
Total distributions from net realized gain	(9,925,524)	—

Share transactions-net:
Series l	(1,430,456)	(6,950,303)
Series ll	(5,735,184)	(13,497,863)
Net increase (decrease) in net assets resulting from share transactions	(7,165,640)	(20,448,166)
Net increase (decrease) in net assets	(6,244,637)	(21,794,654)

Net assets:
Beginning of year	77,520,931	99,315,585
End of year (includes undistributed net investment income of $1,188,219 and $1,220,027, respectively)	$71,276,294	$77,520,931

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund, formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Equally-Weighted S&P 500 Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Equally-Weighted S&P 500 Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.37% and Series II shares to 0.62% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including

Invesco V.I. Equally-Weighted S&P 500 Fund

litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $90,774 and reimbursed Fund expenses of $4,809.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $149,845 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$72,508,530	$—	$—	$72,508,530
Futures*	2,324	—	—	2,324
Total Investments	$72,510,854	$—	$—	$72,510,854

*	Unrealized appreciation.

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended December 31, 2012.

	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 12/31/12	Dividend Income
Invesco Ltd.	$156,802	$9,327	$(67,346)	$46,803	$(2,456)	$143,130	$4,020

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 5—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Futures contracts(a)	$2,324	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain
Equity risk	$79,231
Change in Unrealized Appreciation (Depreciation)
Equity risk	(3,573)
Total	$75,658

*	The average notional value of futures outstanding during the period was $638,106.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	8	March-2013	$568,040	$2,324

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,179,706	$1,376,368
Long-term capital gain	9,925,524	—
Total distributions	$11,105,230	$1,376,368

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$2,093,872
Undistributed long-term gain	8,555,409
Net unrealized appreciation — investments	34,872,333
Temporary book/tax differences	(15,473)
Shares of beneficial interest	25,770,153
Total net assets	$71,276,294

Invesco V.I. Equally-Weighted S&P 500 Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and REIT.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $17,075,720 and $34,480,088, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,472,398
Aggregate unrealized (depreciation) of investment securities	(600,065)
Net unrealized appreciation of investment securities	$34,872,333

Cost of investments for tax purposes is $37,636,197.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on December 31, 2012, undistributed net investment income was decreased by $25,132 and undistributed net realized gain was increased by $25,132. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	20,002	$390,107	15,291	$301,389
Series II	58,484	1,111,155	70,617	1,284,479

Issued as reinvestment of dividends:
Series I	302,180	5,387,873	42,093	694,111
Series II	325,034	5,717,357	41,882	682,257

Reacquired:
Series I	(371,514)	(7,208,436)	(418,313)	(7,945,803)
Series II	(655,598)	(12,563,696)	(820,784)	(15,464,599)
Net increase (decrease) in share activity	(321,412)	$(7,165,640)	(1,069,214)	$(20,448,166)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$18.33	$0.33	$2.73	$3.06	$(0.37)	$(2.79)	$(3.16)	$18.23	17.09%	$34,914	0.46	%(d)	0.59	%(d)	1.69	%(d)	23%
Year ended 12/31/11	18.78	0.29	(0.40)	(0.11)	(0.34)	—	(0.34)	18.33	(0.36)	35,998	0.37		0.51		1.50		21
Year ended 12/31/10	15.69	0.26	3.07	3.33	(0.24)	—	(0.24)	18.78	21.51	43,669	0.35		0.40		1.59		21
Year ended 12/31/09	11.61	0.22	4.75	4.97	(0.34)	(0.55)	(0.89)	15.69	45.08	43,553	0.37	(e)	0.37	(e)	1.72	(e)	13
Year ended 12/31/08	25.37	0.32	(8.73)	(8.41)	(0.45)	(4.90)	(5.35)	11.61	(40.02)	36,814	0.31	(e)	0.31	(e)	1.70	(e)	32
Series II
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71	(d)	0.84	(d)	1.44	(d)	23
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62		0.76		1.25		21
Year ended 12/31/10	15.49	0.22	3.03	3.25	(0.21)	—	(0.21)	18.53	21.19	55,646	0.60		0.65		1.34		21
Year ended 12/31/09	11.45	0.19	4.69	4.88	(0.29)	(0.55)	(0.84)	15.49	44.79	57,578	0.62	(e)	0.62	(e)	1.47	(e)	13
Year ended 12/31/08	25.08	0.27	(8.63)	(8.36)	(0.37)	(4.90)	(5.27)	11.45	(40.19)	46,447	0.56	(e)	0.56	(e)	1.45	(e)	32

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,255 and $39,390 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equally-Weighted S&P 500 Fund, (formerly known as Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,085.00	$2.97	$1,022.29	$2.88	0.57%
Series II	1,000.00	1,083.70	4.28	1,021.03	4.15	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$9,925,524
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Global Core Equity Fund underperformed the MSCI World Index and the Lipper VUF Global Core Funds Index. Stock selection during the volatile fiscal year was a hindrance to the Fund’s performance. Stock selection within the energy, financials and utilities sectors contributed positively to Fund performance, while holdings in the consumer discretionary, consumer staples, industrials and health care sectors detracted during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.75%
Series II Shares	13.41
MSCI World Index‚ (Broad Market/Style-Specific Index)	15.83
Lipper VUF Global Core Funds Index¡ (Peer Group Index)	20.64

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ¡Lipper Inc.

How we invest

The Fund invests primarily in stocks of mid- and large-cap global companies with a record of stable earnings and strong balance sheets that are offering attractive valuations relative to the broad market and peers. We take a bottom-up, research-driven approach. We begin with a universe of global equity securities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines a company’s implied return, price/book ratio and price/ earnings ratio. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of company profitability. The most attractive stocks from the valuation screen that have also successfully passed rigorous fundamental research are candidates for inclusion in the portfolio.

    At the portfolio level, we seek to achieve appropriate diversification relative to the style-specific index and take a long-term investment horizon in evaluating companies, resulting in relatively low portfolio turnover. We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, and not on projections of country or sector performance.

    Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued

accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012. During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    The Fund stayed true to its process and benefited from its quality orientation in stock selection. During the year, select holdings in the energy, financials and utilities sectors contributed to Fund performance. In the energy sector, one of the leading performers was Valero Energy, a US-based petroleum refining company.

    Also contributing to Fund performance was consumer discretionary sector holding Porsche. The German luxury manufacturer was the top contributor for the

Portfolio Composition
By country

United States	41.6%
Japan	12.0
United Kingdom	10.5
France	6.3
Germany	4.0
Australia	3.5
Switzerland	3.1
Hong Kong	2.5
Canada	2.3
Norway	2.3
Countries each less than 2.0% of portfolio	9.9
Money Market Funds Plus Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*

1. Corning Inc.	3.1%
2. Western Digital Corp.	2.6
3. ACE Ltd.	2.4
4. Chevron Corp.	2.2
5. Asahi Group Holdings, Ltd.	2.0
6. Barclays PLC	1.9
7. Imperial Tobacco Group PLC	1.9
8. DeNA Co., Ltd.	1.8
9. Royal Dutch Shell PLC-Class A	1.8
10. JPMorgan Chase & Co.	1.8

Top Five Industries*

1. Diversified Banks	9.1%
2. Integrated Oil & Gas	8.2
3. Pharmaceuticals	5.5
4. Integrated Telecommunication Services	4.5
5. Oil & Gas Exploration & Production	3.3

Total Net Assets	$95.5 million

Total Number of Holdings*	116

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Core Equity Fund

fourth quarter and a main contributor for the fiscal year. The company’s strong performance came on the back of its progress in a longstanding ownership saga with Volkswagen (not a Fund holding), positive legal rulings mitigating outstanding litigation expense risks and strong performance of Volkswagen shares of which Porsche owns a significant stake. We believe the stock remains undervalued with excess litigation risk priced in, despite the positive legal rulings.

    From a geographic perspective, Fund returns were aided by holdings in Australia, Canada and Germany.

    The largest detractors from Fund performance came from the consumer discretionary, consumer staples, industrials, health care and information technology (IT) sectors. Within the IT sector, Hewlett Packard was one of the largest detractors for the year. The company struggled due to a year of management upheavals and disappointing earnings, mostly tied to its writing down approximately $8.8 billion of its acquisition of Autonomy (not a Fund holding).

    Geographically, the UK, US and Japan were the weakest performing markets for the Fund, accounting for the majority of the underperformance for the year. Japan-based Yamada Denki and Nippon Telegraph and Telephone were some of the Fund’s larger detractors for the year. Holdings in Spain also weighed on Fund returns.

    Shifts in sector and country weights, which are driven by our bottom-up stock selection approach, were relatively minor during the year. At the end of the reporting period, the Fund remained overweight in the energy and materials sectors, and underweight in the consumer discretionary, consumer staples and industrials sectors.

    From a geographic perspective, the Fund maintained an overweight exposure to Japan and a meaningful underweight position in the US – positions that were in place throughout 2012. The Fund’s underweight position in the US was a detractor from Fund performance for the year relative to its style-specific benchmark.

    Global markets ended 2012 on a strong note, with the MSCI World Index generating positive returns in six of the last seven months of the year.1 Accommodative monetary policy from global central banks is likely to continue, and market valuations remain attractive from a historic perspective. That said, underlying issues plaguing markets over the past several years such as high sovereign debt levels across the developed markets (particularly within Europe) have not been resolved, and could continue to weigh on global economic growth and add to market volatility.

    Regardless of the macroeconomic environment, the Fund’s bottom-up approach to stock selection continues to provide us with attractive investment opportunities.

    Our focus on building portfolios with above-average profitability and valuation characteristics has not generated satisfactory returns for the full year, but we are encouraged by progress in the third and fourth quarters and continue to believe we are positioned well for the long term. We caution investors against making investment decisions based on short-term performance.

    We welcome any new investors who joined the Fund during the year, and to all of our shareholders we say thank you for your continued investment in Invesco V.I. Global Core Equity Fund.

1	Source: MSCI

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund.
She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

W. Lindsay Davidson Portfolio manager, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 1984.
Mr. Davidson earned an economics degree from Edinburgh University.

E. Sargent McGowan Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund.
He joined Invesco in 2002. Mr. McGowan earned a BS in commerce from the University of Virginia and an MBA in investment management from the University of North Carolina.

Anuja Singha Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund.
She joined Invesco in 1998. Ms. Singha earned a BA in economics from Mills College and a PhD in economics from Emory University.

Stephen Thomas Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund.
He joined Invesco in 2000. Mr. Thomas earned a BBA in banking and finance and an MBA from the University of Mississippi.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (1/2/97)	4.13%
10 Years	4.57
5 Years	-4.83
1 Year	13.75

Series II Shares
10 Years	4.31%
5 Years	-5.07
1 Year	13.41

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund. Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Share class returns will differ from the predecessor fund because of different expenses.

Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Equity securities risk. In general, prices of equity securities are more volatile than those of fixed income securities. Investing in securities of small- and mid-sized companies involves greater risks than is customarily associated with investing in larger, more established companies.

    Value investing risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

    Foreign and emerging markets risk. Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. In addition, the Fund’s investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the US dollar may affect the value of the Fund’s investments.

    Geographic concentration risk. Because the Fund has a significant level of investment issuers in the developed countries of Western Europe and Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.

    Investing in European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

    Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

    The Lipper VUF Global Core Funds Index is an unmanaged index considered representative of global core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–97.98%
Australia–3.53%
Australia & New Zealand Banking Group Ltd.	33,696	$883,169
Macquarie Group Ltd.	35,496	1,321,575
Telstra Corp. Ltd.	256,842	1,171,341
		3,376,085

Brazil–0.87%
Banco do Brasil S.A.	10,200	129,862
Companhia Paranaense de Energia–Copel–Class B–Preference Shares	8,200	126,074
PDG Realty S.A. Empreendimentos e Participacoes	39,600	65,335
Petroleo Brasileiro S.A.–ADR	9,950	193,727
Telefonica Brasil S.A.–Preference Shares	5,300	127,554
Vale S.A.–ADR	8,984	188,305
		830,857

Canada–2.34%
Barrick Gold Corp.	35,557	1,247,199
Toronto-Dominion Bank (The)	11,726	989,274
		2,236,473

China–1.26%
China Agri-Industries Holdings Ltd.	168,000	94,484
China Communications Construction Co. Ltd.–Class H	155,000	152,216
China Construction Bank Corp.–Class H	235,000	191,540
China Minsheng Banking Corp., Ltd.–Class H	111,500	131,834
China Mobile Ltd.	26,000	304,582
CNOOC Ltd.	100,000	219,591
KWG Property Holding Ltd.	138,500	105,024
		1,199,271

France–6.33%
BNP Paribas S.A.	23,171	1,305,538
Bouygues S.A.	34,874	1,027,884
Sanofi	13,125	1,244,193
Total S.A.	26,991	1,396,405
Vallourec S.A.	20,642	1,075,512
		6,049,532

Germany–3.96%
Deutsche Lufthansa AG	67,585	1,269,804
Porsche Automobil Holding SE–Preference Shares	20,688	1,685,089
Salzgitter AG	15,864	826,334
		3,781,227

Hong Kong–2.46%
Cheung Kong (Holdings) Ltd.	57,000	882,358
First Pacific Co. Ltd.	58,000	64,040
Standard Chartered PLC	55,205	1,399,761
		2,346,159

	Shares	Value
India–0.63%
Tata Motors Ltd.–ADR	6,641	$190,730
WisdomTree India Earnings Fund–ETF	21,100	408,707
		599,437

Indonesia–0.12%
PT Telekomunikasi Indonesia Persero Tbk	119,000	110,189

Italy–1.03%
Eni S.p.A.	40,056	987,751

Japan–12.01%
Asahi Group Holdings, Ltd.	88,000	1,863,469
DeNA Co., Ltd.(a)	53,000	1,740,375
JSR Corp.	47,500	896,177
Mitsubishi Corp.	45,500	873,429
Mitsubishi UFJ Financial Group, Inc.	220,000	1,182,281
Nippon Telegraph & Telephone Corp.	26,200	1,099,104
Nippon Yusen Kabushiki Kaisha	296,000	695,707
Nissan Motor Co., Ltd.	153,700	1,456,902
Seven & I Holdings Co., Ltd.	28,700	806,247
Yamada Denki Co., Ltd.(a)	22,190	854,575
		11,468,266

Mexico–0.18%
America Movil S.A.B. de C.V.–Series L	144,700	167,600

Norway–2.28%
Statoil ASA	32,797	822,707
Yara International ASA	27,235	1,351,345
		2,174,052

Poland–0.17%
KGHM Polska Miedz S.A.	2,657	165,350

Russia–0.60%
Magnitogorsk Iron & Steel Works–REGS–GDR(b)	19,078	84,657
Rosneft Oil Co.–REGS–GDR(b)	23,572	212,838
Sberbank of Russia–ADR	11,229	139,579
Sistema JSFC–REGS–GDR(b)	6,727	136,299
		573,373

South Africa–0.72%
Sasol Ltd.	3,949	171,930
Standard Bank Group Ltd.	10,783	153,008
Steinhoff International Holdings Ltd.	64,080	210,024
Tiger Brands Ltd.	3,915	151,176
		686,138

South Korea–1.52%
Dongbu Insurance Co., Ltd.	3,566	154,403
Hyundai Department Store Co., Ltd.	444	66,541
Hyundai Mipo Dockyard Co., Ltd.	1,135	137,064
Hyundai Mobis	914	249,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
South Korea-(continued)
KT&G Corp.	2,362	$180,166
POSCO	386	126,942
Samsung Electronics Co., Ltd.	192	276,389
Shinhan Financial Group Co., Ltd.	3,984	145,755
SK Telecom Co., Ltd.–ADR(a)	7,021	111,142
		1,447,741

Spain–1.66%
Iberdrola S.A.	145,525	811,165
Telefonica S.A.	57,323	778,049
		1,589,214

Switzerland–3.09%
ABB Ltd.	46,561	965,891
Swisscom AG	2,317	998,376
Zurich Insurance Group AG	3,713	991,903
		2,956,170

Taiwan–0.49%
Hon Hai Precision Industry Co., Ltd.	43,000	132,583
Powertech Technology Inc.	48,300	79,278
TPK Holding Co. Ltd.	4,000	71,459
Unimicron Technology Corp.	97,000	103,457
Wistron Corp.	78,750	82,068
		468,845

Thailand–0.30%
Bangkok Bank PCL–NVDR	25,600	164,391
PTT PCL	11,500	126,193
		290,584

Turkey–0.12%
Asya Katilim Bankasi AS(c)	93,818	116,919

United Arab Emirates–0.17%
Dragon Oil PLC	17,455	158,229

United Kingdom–10.52%
Barclays PLC	416,585	1,799,473
BHP Billiton PLC	42,316	1,487,375
Eurasian Natural Resources Corp.	17,215	82,845
Gazprom OAO–ADR	12,365	118,566
GlaxoSmithKline PLC	36,656	796,080
Imperial Tobacco Group PLC	45,925	1,773,878
National Grid PLC	80,615	923,655
Rio Tinto PLC	22,926	1,336,324
Royal Dutch Shell PLC–Class A	49,076	1,734,558
		10,052,754

United States–41.62%
3M Co.	11,167	1,036,855
ACE Ltd.	28,640	2,285,472
Apache Corp.	8,480	665,680
Archer-Daniels-Midland Co.	51,112	1,399,958
Bank of America Corp.	91,369	1,059,880

	Shares	Value
United States-(continued)
Best Buy Co., Inc.	38,110	$451,604
Chevron Corp.	19,255	2,082,236
Cisco Systems, Inc.	86,009	1,690,077
Coach, Inc.	21,372	1,186,360
ConocoPhillips	21,967	1,273,866
Corning Inc.	233,092	2,941,621
Energen Corp.	18,535	835,743
Energizer Holdings, Inc.	11,235	898,575
GameStop Corp.–Class A(a)	60,761	1,524,493
General Dynamics Corp.	22,684	1,571,321
Gilead Sciences, Inc.(c)	21,463	1,576,457
Hewlett-Packard Co.	45,290	645,383
Johnson & Johnson	22,856	1,602,206
JPMorgan Chase & Co.	39,020	1,715,709
Merck & Co., Inc.	39,716	1,625,973
Microsoft Corp.	31,566	843,759
NASDAQ OMX Group, Inc. (The)	46,557	1,164,391
Oracle Corp.	48,753	1,624,450
Phillips 66	12,759	677,503
PNC Financial Services Group, Inc.	18,960	1,105,558
Stryker Corp.	15,437	846,256
Valero Energy Corp.	40,981	1,398,272
WellPoint, Inc.	24,611	1,499,302
Western Digital Corp.	59,380	2,523,056
		39,752,016
Total Common Stocks & Other Equity Interests (Cost $84,626,350)		93,584,232

Money Market Funds–1.73%
Liquid Assets Portfolio–Institutional Class(d)	828,898	828,898
Premier Portfolio–Institutional Class(d)	828,899	828,899
Total Money Market Funds (Cost $1,657,797)		1,657,797
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.71% (Cost $86,284,147)		95,242,029

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.44%
Liquid Asset Portfollio–Institutional Class (Cost $3,288,967)(d)(e)	3,288,967	3,288,967
TOTAL INVESTMENTS–103.15% (Cost $89,573,114)		98,530,996
OTHER ASSETS LESS LIABILITIES–(3.15)%		(3,013,116)
NET ASSETS–100.00%		$95,517,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2012.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $433,794, which represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $84,626,350)*	$93,584,232
Investments in affiliated money market funds, at value and cost	4,946,764
Total investments, at value (Cost $89,573,114)	98,530,996
Foreign currencies, at value (Cost $89,977)	90,475
Receivable for:
Investments sold	214,894
Fund shares sold	33,467
Dividends	127,279
Investment for trustee deferred compensation and retirement plans	14,897
Total assets	99,012,008

Liabilities:
Payable for:
Fund shares reacquired	70,071
Collateral upon return of securities loaned	3,288,967
Accrued fees to affiliates	59,976
Accrued foreign taxes	6,204
Accrued other operating expenses	48,269
Trustee deferred compensation and retirement plans	20,641
Total liabilities	3,494,128
Net assets applicable to shares outstanding	$95,517,880

Net assets consist of:
Shares of beneficial interest	$113,624,186
Undistributed net investment income	1,835,915
Undistributed net realized gain (loss)	(28,902,526)
Unrealized appreciation	8,960,305
$95,517,880

Net Assets:
Series I	$74,516,707
Series II	$21,001,173

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,884,353
Series II	2,791,333
Series I:
Net asset value per share	$7.54
Series II:
Net asset value per share	$7.52

*	At December 31, 2012, securities with an aggregate value of $3,167,330 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $173,154)	$2,817,394
Dividends from affiliated money market funds (includes securities lending income of $67,619)	70,249
Total investment income	2,887,643

Expenses:
Advisory fees	647,124
Administrative services fees	239,657
Custodian fees	50,227
Distribution fees — Series II	52,944
Transfer agent fees	10,391
Trustees’ and officers’ fees and benefits	24,560
Other	74,229
Total expenses	1,099,132
Less: Fees waived	(73,605)
Net expenses	1,025,527
Net investment income	1,862,116

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on sale of foreign investments of $4,829)	2,643,428
Foreign currencies	(3,297)
2,640,131
Change in net unrealized appreciation of:
Investment securities (net of change in estimated tax on foreign investments held of $6,474)	7,887,588
Foreign currencies	2,613
7,890,201
Net realized and unrealized gain	10,530,332
Net increase in net assets resulting from operations	$12,392,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,862,116	$2,393,049
Net realized gain (loss)	2,640,131	(355,461)
Change in net unrealized appreciation (depreciation)	7,890,201	(21,936,920)
Net increase (decrease) in net assets resulting from operations	12,392,448	(19,899,332)

Distributions to shareholders from net investment income:
Series I	(1,863,526)	(1,439,970)
Series ll	(494,180)	(353)
Total distributions from net investment income	(2,357,706)	(1,440,323)

Share transactions-net:
Series l	(11,435,424)	49,857,625
Series ll	(2,948,706)	26,620,164
Net increase (decrease) in net assets resulting from share transactions	(14,384,130)	76,477,789
Net increase (decrease) in net assets	(4,349,388)	55,138,134

Net assets:
Beginning of year	99,867,268	44,729,134
End of year (includes undistributed net investment income of $1,835,915 and $2,339,630, respectively)	$95,517,880	$99,867,268

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund, formerly Invesco Van Kampen V.I. Global Value Equity Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations),

Invesco V.I. Global Core Equity Fund

individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Global Core Equity Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Global Core Equity Fund

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I to 0.94% and Series II to 1.19% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $73,605.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $189,657 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $15,810,089 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$3,376,085	$—	$3,376,085
Brazil	382,032	448,825	—	830,857
Canada	2,236,473	—	—	2,236,473
China	—	1,199,271	—	1,199,271
France	1,075,512	4,974,020	—	6,049,532
Germany	1,269,804	2,511,423	—	3,781,227
Hong Kong	—	2,346,159	—	2,346,159
India	599,437	—	—	599,437
Indonesia	—	110,189	—	110,189

Invesco V.I. Global Core Equity Fund

	Level 1	Level 2	Level 3	Total
Italy	$—	$987,751	$—	$987,751
Japan	2,669,716	8,798,550	—	11,468,266
Mexico	167,600	—	—	167,600
Norway	—	2,174,052	—	2,174,052
Poland	—	165,350	—	165,350
Russia	—	573,373	—	573,373
South Africa	—	686,138	—	686,138
South Korea	111,142	1,336,599	—	1,447,741
Spain	—	1,589,214	—	1,589,214
Switzerland	—	2,956,170	—	2,956,170
Taiwan	—	468,845	—	468,845
Thailand	—	290,584	—	290,584
Turkey	—	116,919	—	116,919
United Arab Emirates	—	158,229	—	158,229
United Kingdom	—	10,052,754	—	10,052,754
United States	44,698,780	—	—	44,698,780
	$53,210,496	$45,320,500	$—	$98,530,996

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$2,357,706	$1,440,323

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,854,781
Net unrealized appreciation — investments	8,783,307
Net unrealized appreciation (depreciation) — other investments	2,423
Temporary book/tax differences	(18,866)
Capital loss carryforward	(28,727,951)
Shares of beneficial interest	113,624,186
Total net assets	$95,517,880

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Invesco V.I. Global Core Equity Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $2,743,345 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$10,809,976	$—	$10,809,976
December 31, 2017	17,917,975	—	17,917,975
	$28,727,951	$—	$28,727,951

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Global Dividend Growth Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $21,845,472 and $36,805,512, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,061,913
Aggregate unrealized (depreciation) of investment securities	(5,278,606)
Net unrealized appreciation of investment securities	$8,783,307

Cost of investments for tax purposes is $89,747,689.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2012, undistributed net investment income was decreased by $8,125 and undistributed net realized gain (loss) was increased by $8,125. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	379,696	$2,734,062	882,041	$6,843,913
Series II	17,582	121,039	282,903	1,950,278

Issued as reinvestment of dividends:
Series I	258,823	1,863,526	180,447	1,439,970
Series II	68,695	493,916	—	—

Issued in connection with acquisitions:(b)
Series I	—	—	7,111,889	58,977,691
Series II	—	—	3,419,989	28,363,525

Reacquired:
Series I	(2,247,672)	(16,033,012)	(2,359,534)	(17,403,949)
Series II	(497,808)	(3,563,661)	(501,562)	(3,693,639)
Net increase (decrease) in share activity	(2,020,684)	$(14,384,130)	9,016,173	$76,477,789

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Global Dividend Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Invesco V.I. Global Dividend Growth Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 10,531,878 shares of the Fund for 8,939,065 shares outstanding of Invesco V.I. Global Dividend Growth Fund as of the close of business on April 29, 2011. Each class of Invesco V.I. Global Dividend Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco V.I. Global Dividend Growth Fund to the net asset value of the Fund at the close of business on April 29, 2011. Invesco V.I. Global Dividend Growth Fund’s net assets at that date of $87,341,216, including $17,111,954 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $48,932,340. The net assets immediately after the acquisition were $136,273,556.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$2,803,054
Net realized/unrealized gains (losses)	(15,663,166)
Change in net assets resulting from operations	$(12,860,112)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$6.80	$0.14	$0.79	$0.93	$(0.19)	$—	$(0.19)	$7.54	13.75%	$74,517	1.00	%(d)	1.08	%(d)	1.98	%(d)	23%
Year ended 12/31/11	7.87	0.20	(1.02)	(0.82)	(0.25)	—	(0.25)	6.80	(10.89)	78,125	0.97		1.00		2.70		62
Year ended 12/31/10	7.24	0.15	0.62	0.77	(0.14)	—	(0.14)	7.87	10.95	44,717	1.12		1.15		2.04		130
Year ended 12/31/09	6.75	0.22	0.77	0.99	(0.50)	—	(0.50)	7.24	15.99	45,972	1.15	(e)	1.20	(e)	3.33	(e)(f)	79
Year ended 12/31/08	16.46	0.30	(5.71)	(5.41)	(0.35)	(3.95)	(4.30)	6.75	(40.15)	48,610	1.11	(e)	1.11	(e)	2.69	(e)	93
Series II
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	—	(0.17)	7.52	13.41	21,001	1.25	(d)	1.33	(d)	1.73	(d)	23
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	—	(0.23)	6.79	(11.12)	21,742	1.22		1.25		2.45		62
Year ended 12/31/10(g)	6.52	0.07	1.27	1.34	—	—	—	7.86	20.55	12	1.40	(h)	1.45	(h)	1.76	(h)	130

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excluded the value of securities purchased of $68,458,544 and sold of $8,561,566 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $75,408 and $21,178 for Series I and Series II, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009 and 2008, respectively.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense absorbed was 3.28% for the year ended December 31, 2009.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Core Equity Fund, (formerly known as Invesco Van Kampen V.I. Global Value Equity Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,124.30	$5.77	$1,019.70	$5.49	1.08%
Series II	1,000.00	1,122.50	7.10	1,018.45	6.75	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	27%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIGHC-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Global Health Care Fund’s returns compared favorably to the broad market as measured by the MSCI World Index, as well as to the Fund’s style-specific benchmark, the MSCI World Health Care Index. The Fund’s relative results were largely attributable to holdings in the pharmaceuticals industry, which outperformed those of the MSCI World Health Care Index. The Fund’s relative overweight position in the health care facilities industry also had a positive impact on relative results. Health care supplies and health care technology stocks detracted from both relative and absolute performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	20.90%
Series II Shares	20.60
MSCI World Index‚ (Broad Market Index)	15.83
MSCI World Health Care Index¡ (Style-Specific Index)	17.54
Lipper VUF Health/Biotechnology Funds Classification Average¡ (Peer Group)	23.89

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ¡Lipper Inc.

How we invest

We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.

In selecting securities for the Fund, we first screen the global investment universe. Stocks of at least $200 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. We use a research-oriented, bottom-up investment approach, focusing on company fundamentals in an effort to uncover future growth prospects that are not yet appreciated by the market.

In analyzing specific industries for possible investment, we ordinarily look for several of the following characteristics: above-average growth and demand; scientific and medical advances; below-average reimbursement risk; and high barriers to entry.

In analyzing specific companies for possible investment, we ordinarily look for several of the following characteristics: leading companies with defensible franchises; companies in the midst of a new product cycle; value-added and/or niche-oriented products and/or services; companies exhibiting sustainable revenue growth; the potential to expand profit margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; and a capable management team.

Stock selection is then further refined by valuation analysis. In general, we target stocks trading at compelling valuations based on one or more of the following parameters: price-to-earnings (P/E); P/E ratio versus expected earnings per share growth rate; enterprise value to earnings-before-interest-depreciation-and-taxes; discounted cash flow analysis; and sum of parts analysis.

The resulting target portfolio consists of 50 to 80 individual securities with exposure across most subsectors of health care and diversified by region. Additionally, position size is limited in an effort to maximize risk-adjusted returns.

    We may consider selling a security when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals deteriorate.
■	A company no longer meets our investment criteria.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the

Portfolio Composition

By country

United States	65.2%
Switzerland	9.6
Ireland	4.2
Germany	3.8
United Kingdom	3.5
France	2.9
Countries Each Less Than 2% of Portfolio	5.8
Money Market Funds
Plus Other Assets Less Liabilities	5.0

Top 10 Equity Holdings*

1. Pfizer Inc.	4.6%
2. Roche Holding AG	4.5
3. Novartis AG-ADR	4.2
4. Johnson & Johnson	4.1
5. Abbott Laboratories	3.7
6. Gilead Sciences, Inc.	3.2
7. Sanofi-ADR	2.9
8. Bayer AG	2.8
9. Shire PLC-ADR	2.6
10. GlaxoSmithKline PLC-ADR	2.4

Top Five Industries*

1. Pharmaceuticals	40.3%
2. Biotechnology	20.6
3. Health Care Equipment	7.4
4. Managed Health Care	7.0
5. Health Care Facilities	6.7

Total Net Assets	$161.7 million

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Health Care Fund

“fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

    The top individual contributor to the Fund’s return for the year was Gilead. During the reporting period, the company received favorable news on several of its drug candidates. The company’s shares soared on news that its hepatitis-C drug candidate, in combination with an antiviral drug, effectively suppressed the virus in previously untreated patients with genotype 1 hepatitis C, after 12 weeks of treatment. Additionally, Gilead’s single-tablet HIV combination drug, Stribild, received Food and Drug Administration (FDA) approval. As it is Gilead’s first once-daily HIV regimen, Stribild is expected to generate significant revenue for the company. Shares were up on the news, and we used the opportunity to trim our position in the stock.

    Thermo Fisher Scientific was another strong contributor. Thermo Fisher is a laboratory supplier that makes and sells scientific instruments and laboratory equipment, diagnostic products and consumables to clients in the life sciences, health care and environmental industries. The company’s revenues and earnings were strong, as reduced spending by government and academic customers was largely offset by stronger sales among its pharmaceutical and biotechnology clients. We trimmed our position in the stock during the year.

    The Fund’s largest detractor was Allscripts, a health care information technology provider that develops clinical software for hospitals and physicians’ offices. In April, the company reported a drop in earnings from the prior quarter and reduced its growth outlook for the remainder of the year. The earnings release coincided with the departure of the company’s chief executive officer (CEO) and a number of other key executives. These combined events sent shares sharply lower. Following the steep price declines, shares were relatively flat for the remainder of the reporting period, and we sold our position.

    Another detractor was Dendreon, which develops and markets novel cancer therapeutics. The company currently only has one product on the market, Provenge, for the treatment of prostate cancer. Provenge is essentially a cellular vaccine against cancer, and the first drug of its kind to gain FDA approval. However, since hitting the market in 2010, sales of the drug have fallen short of expectations due to its high cost and potential reimbursement issues from health care insurers. The company has also faced a number of other issues, including a CEO change and a restructuring of its sales force and manufacturing facilities. We eliminated this position during the year.

    The Fund held derivative instruments in the form of currency forward contracts in order to hedge its European currency exposure. The net cumulative effect of these derivative contracts was minimal during the fiscal year.

    During the reporting period, we maintained an underweight position in large-cap pharmaceuticals versus the style-specific benchmark; however, over the course of the year we took steps to increase our exposure to the industry. We believe these stocks warrant a higher allocation as they are currently undervalued and we are attracted to their higher yields and improving earnings growth.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust product portfolios, compelling pipelines and the view that many of these companies could be targets of ongoing consolidation. We are primarily focused on companies with new product cycles, less reimbursement risk and less competition.

    At the end of the reporting period, the Fund was primarily invested in US stocks; however, we took steps to increase our non-US exposure during the year. The Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which have fewer patent expiration concerns than their US counterparts.

    As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Health Care Fund.
He joined Invesco in 2005. Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (5/21/97)	7.31%
10 Years	7.75
5 Years	3.82
1 Year	20.90

Series II Shares
10 Years	7.48%
5 Years	3.57
1 Year	20.60

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Health care sector risk. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–94.96%
Biotechnology–20.60%
Actelion Ltd. (Switzerland)(b)	32,678	$1,568,195
Alexion Pharmaceuticals, Inc.(b)	25,906	2,430,242
Algeta ASA (Norway)(b)	35,566	998,475
Amarin Corp. PLC–ADR (Ireland)(b)	134,921	1,091,511
ARIAD Pharmaceuticals, Inc.(b)	86,031	1,650,075
Biogen Idec Inc.(b)	23,529	3,450,998
BioMarin Pharmaceutical Inc.(b)	63,249	3,115,013
Celgene Corp.(b)	30,582	2,407,109
Cepheid, Inc.(b)	42,255	1,428,642
Elan Corp. PLC–ADR (Ireland)(b)	149,309	1,524,445
Gilead Sciences, Inc.(b)	69,341	5,093,096
Incyte Corp.(b)	60,007	996,716
Infinity Pharmaceuticals, Inc.(b)	28,549	999,215
Medivation Inc.(b)	42,556	2,177,165
Onyx Pharmaceuticals, Inc.(b)	36,039	2,722,026
Prothena Corp. PLC (Ireland)(b)	3,641	26,688
Vertex Pharmaceuticals Inc.(b)	38,878	1,630,543
		33,310,154

Drug Retail–2.15%
CVS Caremark Corp.	37,058	1,791,754
Raia Drogasil S.A. (Brazil)	148,860	1,679,327
		3,471,081

Health Care Distributors–3.38%
Cardinal Health, Inc.	39,100	1,610,138
McKesson Corp.	39,793	3,858,329
		5,468,467

Health Care Equipment–7.38%
Baxter International Inc.	39,552	2,636,536
CareFusion Corp.(b)	56,767	1,622,401
Covidien PLC	43,681	2,522,141
Hologic, Inc.(b)	80,437	1,611,153
Olympus Corp. (Japan)(b)	98,500	1,909,271
Wright Medical Group, Inc.(b)	78,064	1,638,564
		11,940,066

Health Care Facilities–6.70%
HCA Holdings, Inc.	104,722	3,159,463
Health Management Associates Inc.–Class A(b)	210,513	1,961,981
Rhoen-Klinikum AG (Germany)	84,234	1,704,293
Tenet Healthcare Corp.(b)	54,261	1,761,854
Universal Health Services, Inc.–Class B	46,462	2,246,438
		10,834,029

Health Care Services–3.45%
Express Scripts Holding Co.(b)	40,201	2,170,854
HMS Holdings Corp.(b)	50,689	1,313,859

	Shares	Value
Health Care Services–(continued)
Innovacare Inc. (Acquired 12/21/05; Cost $521,344)(b)(c)	122,652	$480,796
Quest Diagnostics Inc.	27,611	1,608,893
		5,574,402

Health Care Technology–0.94%
Cerner Corp.(b)	19,599	1,521,666

Life Sciences Tools & Services–3.12%
Agilent Technologies, Inc.	5,993	245,354
Life Technologies Corp.(b)	48,713	2,390,834
Thermo Fisher Scientific, Inc.	37,863	2,414,902
		5,051,090

Managed Health Care–6.96%
Aetna Inc.	49,605	2,296,711
Health Net Inc.(b)	97,156	2,360,891
Humana Inc.	24,925	1,710,603
Qualicorp S.A. (Brazil)(b)(c)	109,000	1,132,168
UnitedHealth Group Inc.	69,333	3,760,622
		11,260,995

Pharmaceuticals–40.28%
Abbott Laboratories	90,865	5,951,658
Allergan, Inc.	19,621	1,799,834
Bayer AG (Germany)	47,416	4,500,864
Eli Lilly & Co.	51,178	2,524,099
Endo Health Solutions Inc.(b)	73,656	1,934,943
GlaxoSmithKline PLC–ADR (United Kingdom)	90,730	3,944,033
Hikma Pharmaceuticals PLC (United Kingdom)	135,378	1,694,745
Jazz Pharmaceuticals PLC(b)	29,797	1,585,200
Johnson & Johnson	94,500	6,624,450
MAP Pharmaceuticals Inc.(b)	54,176	851,105
Nippon Shinyaku Co., Ltd. (Japan)	116,000	1,308,059
Novartis AG–ADR (Switzerland)	106,327	6,730,499
Pfizer Inc.	293,603	7,363,563
Pharmstandard–GDR (Russia)(b)(c)	23,450	396,057
Roche Holding AG (Switzerland)	35,416	7,208,422
Sanofi–ADR (France)	97,623	4,625,378
Shire PLC–ADR (Ireland)	44,793	4,129,019
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	52,460	1,958,856
		65,130,784
Total Common Stocks & Other Equity Interests (Cost $129,351,149)		153,562,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value
Money Market Funds–5.45%
Liquid Assets Portfolio–Institutional Class(d)	4,407,783	$4,407,783
Premier Portfolio–Institutional Class(d)	4,407,784	4,407,784
Total Money Market Funds (Cost $8,815,567)		8,815,567
TOTAL INVESTMENTS–100.41% (Cost $138,166,716)		162,378,301
OTHER ASSETS LESS LIABILITIES–(0.41)%		(657,389)
NET ASSETS–100.00%		$161,720,912

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $2,009,021, which represented 1.24% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $129,351,149)	$153,562,734
Investments in affiliated money market funds, at value and cost	8,815,567
Total investments, at value (Cost $138,166,716)	162,378,301
Receivable for:
Fund shares sold	125,766
Dividends	196,772
Investment for trustee deferred compensation and retirement plans	27,068
Other assets	180,298
Total assets	162,908,205

Liabilities:
Payable for:
Investments purchased	811,549
Fund shares reacquired	78,036
Foreign currency contracts outstanding	65,583
Accrued fees to affiliates	124,257
Accrued other operating expenses	46,690
Trustee deferred compensation and retirement plans	61,178
Total liabilities	1,187,293
Net assets applicable to shares outstanding	$161,720,912

Net assets consist of:
Shares of beneficial interest	$137,167,667
Undistributed net investment income	828,130
Undistributed net realized gain (loss)	(420,671)
Unrealized appreciation	24,145,786
$161,720,912

Net Assets:
Series I	$128,898,360
Series II	$32,822,552

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,136,594
Series II	1,601,962
Series I:
Net asset value per share	$21.00
Series II:
Net asset value per share	$20.49

Investment income:
Dividends (net of foreign withholding taxes of $154,786)	$2,695,996
Dividends from affiliated money market funds	14,412
Total investment income	2,710,408

Expenses:
Advisory fees	1,163,410
Administrative services fees	433,602
Custodian fees	24,613
Distribution fees — Series II	77,787
Transfer agent fees	42,830
Trustees’ and officers’ fees and benefits	27,037
Other	64,905
Total expenses	1,834,184
Less: Fees waived	(14,713)
Net expenses	1,819,471
Net investment income	890,937

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $90,157)	14,641,311
Foreign currencies	(12,365)
Foreign currency contracts	248,552
14,877,498
Change in net unrealized appreciation (depreciation) of:
Investment securities	13,198,082
Foreign currencies	(4,887)
Foreign currency contracts	(402,003)
12,791,192
Net realized and unrealized gain	27,668,690
Net increase in net assets resulting from operations	$28,559,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$890,937	$(24,801)
Net realized gain	14,877,498	6,460,361
Change in net unrealized appreciation (depreciation)	12,791,192	(1,376,719)
Net increase in net assets resulting from operations	28,559,627	5,058,841

Share transactions-net:
Series l	(8,466,440)	(14,012,631)
Series ll	(296,116)	373,177
Net increase (decrease) in net assets resulting from share transactions	(8,762,556)	(13,639,454)
Net increase (decrease) in net assets	19,797,071	(8,580,613)

Net assets:
Beginning of year	141,923,841	150,504,454
End of year (includes undistributed net investment income (loss) of $828,130 and $(50,444), respectively)	$161,720,912	$141,923,841

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of

Invesco V.I. Global Health Care Fund

Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in

Invesco V.I. Global Health Care Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $14,713.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $383,602 for services provided by insurance companies.

Invesco V.I. Global Health Care Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $963 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $12,233,982, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$137,797,629	$24,099,876	$480,796	$162,378,301
Foreign Currency Contracts*	—	(65,583)	—	(65,583)
Total Investments	$137,797,629	$24,034,293	$480,796	$162,312,718

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$—	$(65,583)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Invesco V.I. Global Health Care Fund

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain
Currency risk	$248,552
Change in Unrealized Appreciation (Depreciation)
Currency risk	(402,003)
Total	$(153,451)

*	The average notional value of foreign currency contracts outstanding during the period was $5,680,621.

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
01/11/2013	Citibank Capital	CHF	3,520,000	USD	3,800,393	$3,845,656	$(45,263)
01/11/2013	Citibank Capital	EUR	2,000,000	USD	2,618,780	2,639,100	(20,320)
Total open foreign currency contracts							$(65,583)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $577,504 and securities sales of $458,140, which resulted in net realized gains of $90,157.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Global Health Care Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

There were no ordinary income or long term capital gain distributions paid during the years ended December 31, 2012 and 2011.

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$886,031
Net unrealized appreciation — investments	24,211,585
Net unrealized appreciation (depreciation) — other investments	(216)
Temporary book/tax differences	(57,901)
Capital loss carryforward	(486,254)
Shares of beneficial interest	137,167,667
Total net assets	$161,720,912

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $14,484,259 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$486,254	$—	$486,254

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $62,117,275 and $71,911,309, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$28,698,879
Aggregate unrealized (depreciation) of investment securities	(4,487,294)
Net unrealized appreciation of investment securities	$24,211,585

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, undistributed net investment income was decreased by $12,363 and undistributed net realized gain (loss) was increased by $12,363. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Health Care Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,403,027	$27,821,446	1,299,440	$23,576,064
Series II	202,373	3,873,007	275,720	4,760,125

Reacquired:
Series I	(1,856,473)	(36,287,886)	(2,157,315)	(37,588,695)
Series II	(216,297)	(4,169,123)	(251,096)	(4,386,948)
Net increase (decrease) in share activity	(467,370)	$(8,762,556)	(833,251)	$(13,639,454)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$17.37	$0.12 (d)	$3.51	$3.63	$—	$—	$—	$21.00	20.90%	$128,898	1.12	%(e)	1.13	%(e)	0.63	%(d)(e)	43%
Year ended 12/31/11	16.71	0.00	0.66	0.66	—	—	—	17.37	3.95	114,476	1.11		1.12		0.03		42
Year ended 12/31/10	15.87	(0.03)	0.87	0.84	—	—	—	16.71	5.29	124,441	1.11		1.12		(0.18)		16
Year ended 12/31/09	12.47	(0.01)	3.46	3.45	(0.05)	—	(0.05)	15.87	27.67	143,648	1.13		1.14		(0.05)		45
Year ended 12/31/08	24.06	0.07 (f)	(7.16)	(7.09)	—	(4.50)	(4.50)	12.47	(28.62)	128,563	1.12		1.13		0.34	(f)	67
Series II
Year ended 12/31/12	16.99	0.07 (d)	3.43	3.50	—	—	—	20.49	20.60	32,823	1.37	(e)	1.38	(e)	0.38	(d)(e)	43
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	—	—	16.99	3.72	27,448	1.36		1.37		(0.22)		42
Year ended 12/31/10	15.60	(0.07)	0.85	0.78	—	—	—	16.38	5.00	26,063	1.36		1.37		(0.43)		16
Year ended 12/31/09	12.26	(0.04)	3.40	3.36	(0.02)	—	(0.02)	15.60	27.39	26,722	1.38		1.39		(0.30)		45
Year ended 12/31/08	23.82	0.02 (f)	(7.08)	(7.06)	—	(4.50)	(4.50)	12.26	(28.78)	19,886	1.37		1.38		0.09	(f)	67

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include special cash dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.01) and (0.02)% and $(0.06) and (0.27)% for Series I and Series II shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $124,006 and $31,115 for Series I and Series II shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts- Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% and $(0.03) and (0.17)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,072.00	$5.82	$1,019.52	$5.67	1.12%
Series II	1,000.00	1,071.10	7.13	1,018.25	6.95	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGRE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Global real estate equities benefited from slow economic growth and investors’ search for yield during the year ended December 31, 2012. In most markets across the globe, supply of new real estate remained limited, which has been positive for existing supply. The asset class, represented by the FTSE EPRA/NAREIT Developed Real Estate Index, was among the top performers during 2012, easily surpassing the broad equity market as measured by the MSCI World Index. Similarly, Invesco V.I. Global Real Estate Fund delivered strong double digit returns over the year and performed in line with its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	28.12%
Series II Shares	27.85
MSCI World Index‚ (Broad Market Index)	15.83
FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	28.65
Lipper VUF Real Estate Funds Classification Average¿ (Peer Group)	17.15

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Invesco, Bloomberg L.P.; ¿Lipper Inc.

How we invest

Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a global fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying US and non-US property types we believe may benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams and flexible balance sheets.
■	Attractive valuations relative to peer investment alternatives.

We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding when:

■	Relative valuation falls below desired levels.
■	Risk/return relationships change significantly.
■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by headline economic data. Asian economies, which are mainly export-driven, were similarly affected with sharp corrections mid-year.

    Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth, while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the US and European central banks’ monetary easing announcements.

    Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the US presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the MSCI World Index had positive returns.1 Given this slow-growth, low-yield environment, global real estate

Portfolio Composition
By country

United States	43.4%
Hong Kong	11.6
Japan	10.9
Australia	8.2
Singapore	5.2
United Kingdom	5.1
Canada	4.2
France	4.0
Countries each less than 2.0% of portfolio	4.2
Money Market Funds Plus Other Assets Less Liabilities	3.2

Top 10 Equity Holdings*

1. Simon Property Group, Inc.	3.9%
2. AvalonBay Communities, Inc.	3.3
3. Mitsui Fudosan Co., Ltd.	2.9
4. Unibail-Rodamco S.E.	2.5
5. Sumitomo Realty & Development Co., Ltd.	2.5
6. Sun Hung Kai Properties Ltd.	2.3
7. Prologis, Inc.	2.3
8. Westfield Group	2.3
9. Health Care REIT, Inc.	2.3
10. Macerich Co. (The)	2.3

Total Net Assets	$301.2 million

Total Number of Holdings*	107

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Real Estate Fund

equities rallied for much of the year, delivering double-digit performance that easily outpaced MSCI World Index broad markets.

    The Fund performed in line with its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, for the year. Relative to this benchmark, top contributors to Fund performance included security selection in Canada, the UK and Japan. Conversely, security selection in the US detracted from the Fund’s relative performance. Cash, although only a minor portion of Fund assets, also hurt relative performance given the rally in global real estate equities.

    Top individual contributors during the year included large-cap Japanese developers Mitsui Fudosan and Sumitomo Realty & Development. Mitsui Fudosan is Japan’s largest real estate developer with projects around the world in virtually all sectors, including residential, retail, industrial, office and lodging. Sumitomo operates in four business segments, including property leasing and management, development and sales, construction and remodeling, and real estate brokerage.

    Top individual detractors from the Fund’s performance included US apartment real estate investment trusts (REITs) UDR and BRE Properties. UDR has been repositioning its portfolio toward more supply-constrained coastal markets and BRE Properties is focused on communities on the West Coast. However, we sold the position in BRE Properties as a result of less favorable value and opportunities for growth relative to peers. The apartment REIT sector lagged other sectors as a result of improvement in the single-family housing market. We believed apartment REITs offered favorable forward cash-flow growth and the potential for favorable results from growing development pipelines.

    At the end of 2012 and relative to our style-specific benchmark, we were modestly overweight in France, Hong Kong, Norway, Japan and Finland. Conversely, we were underweight in the US, Switzerland, Canada, the Netherlands and Belgium. We generally maintained our bias toward companies with higher quality assets, supply-constrained markets and flexible, generally less leveraged balance sheets with longer-term debt maturities. We continued to maintain a well-diversified portfolio across all property types and global economic regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager and chief investment officer (CIO) of Invesco’s real estate securities investments team, is lead manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1990. Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund.
He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2000. Mr.
Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund.
He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (3/31/98)	8.71%
10 Years	11.57
5 Years	0.49
1 Year	28.12

Series II Shares
10 Years	11.32%
5 Years	0.26
1 Year	27.85

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results;

current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Concentration risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic Securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

    US government obligations risk. The Fund may invest in obligations issued by US Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The MSCI World Index® is an unmanaged index considered representative of stocks of developed countries.

    The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–96.76%
Australia–8.17%
Centro Retail Australia	1,299,133	$3,079,233
CFS Retail Property Trust	1,846,450	3,703,828
Dexus Property Group	1,327,126	1,408,720
Goodman Group	552,607	2,516,806
GPT Group	973,273	3,765,043
Stockland	860,692	3,176,706
Westfield Group	628,861	6,946,778
		24,597,114

Austria–0.31%
Conwert Immobilien Invest S.E.	70,849	916,008

Canada–4.18%
Allied Properties REIT	60,600	2,014,507
Boardwalk REIT	36,692	2,385,146
Canadian Apartment Properties REIT	89,400	2,242,430
Chartwell Seniors Housing REIT	253,600	2,776,903
Primaris Retail REIT	55,600	1,506,638
RioCan REIT	59,900	1,662,984
		12,588,608

China–0.56%
China Resources Land Ltd.	212,000	582,965
Country Garden Holdings Co.(a)	1,065,288	570,123
Sino-Ocean Land Holdings Ltd.	691,500	527,919
		1,681,007

Finland–0.36%
Sponda Oyj	228,533	1,089,832

France–4.01%
Gecina S.A.	13,108	1,462,378
Klepierre	36,283	1,461,809
Mercialys S.A.	35,718	811,551
Societe Immobiliere de Location pour I’Industrie et le Commerce	6,890	756,431
Unibail-Rodamco S.E.	31,009	7,588,036
		12,080,205

Germany–1.23%
Deutsche Wohnen AG	82,562	1,524,038
GSW Immobilien AG	51,360	2,169,983
		3,694,021

Hong Kong–11.62%
Hang Lung Properties Ltd.	296,000	1,186,898
Henderson Land Development Co. Ltd.	508,000	3,618,978
Hongkong Land Holdings Ltd.	513,000	3,607,833
Hysan Development Co. Ltd.	369,000	1,784,634
Kerry Properties Ltd.	538,400	2,812,321
Link REIT (The)	215,000	1,075,385

	Shares	Value
Hong Kong–(continued)
New World Development Co. Ltd.	720,000	$1,130,043
Shimao Property Holdings Ltd.	1,177,500	2,264,358
Sino Land Co. Ltd.	1,591,600	2,882,697
Sun Hung Kai Properties Ltd.	465,000	7,018,824
Swire Properties Ltd.	523,400	1,760,270
Wharf Holdings Ltd. (The)	741,000	5,863,462
		35,005,703

Japan–10.91%
Activia Properties, Inc.	162	1,012,150
Frontier Real Estate Investment Corp.	101	879,020
GLP J-REIT	977	745,561
Industrial & Infrastructure Fund Investment Corp.	64	476,588
Japan Real Estate Investment Corp.	280	2,743,516
Japan Retail Fund Investment Corp.	499	914,092
Kenedix Realty Investment Corp.	268	929,890
Mitsubishi Estate Co. Ltd.	202,000	4,822,673
Mitsui Fudosan Co., Ltd.	361,000	8,807,929
Nippon Building Fund Inc.	209	2,151,435
Sumitomo Realty & Development Co., Ltd.	224,000	7,433,049
Tokyu Land Corp.	267,000	1,949,232
		32,865,135

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/09; Cost $0)(a)(b)	3,053,090	0

Netherlands–0.32%
Corio N.V.	20,853	948,273

Norway–0.25%
Norwegian Property ASA	490,999	756,051

Singapore–5.21%
CapitaCommercial Trust	1,208,000	1,670,064
Capitaland Ltd.	1,237,000	3,795,335
CapitaMall Trust	1,068,000	1,871,610
CapitaMalls Asia Ltd.	1,531,000	2,462,918
City Developments Ltd.	53,000	565,392
Global Logistic Properties Ltd.	1,013,000	2,329,538
Keppel Land Ltd.	467,000	1,561,168
Suntec REIT	1,044,000	1,439,078
		15,695,103

Sweden–1.12%
Castellum AB	136,070	1,934,908
Fabege AB	58,207	589,289
Wihlborgs Fastigheter AB	54,595	857,985
		3,382,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United Kingdom–5.10%
Big Yellow Group PLC	114,779	$659,697
British Land Co. PLC	337,860	3,141,880
Derwent London PLC	30,057	1,033,675
Great Portland Estates PLC	300,046	2,397,811
Hammerson PLC	242,394	1,953,543
Land Securities Group PLC	267,692	3,620,147
Shaftesbury PLC	169,064	1,574,526
Unite Group PLC	219,757	986,621
		15,367,900

United States–43.41%
Acadia Realty Trust	74,856	1,877,389
Alexandria Real Estate Equities, Inc.	46,978	3,256,516
American Tower Corp.	17,600	1,359,953
AvalonBay Communities, Inc.	72,221	9,792,445
Boston Properties, Inc.	34,720	3,673,723
Brookfield Office Properties, Inc.	100,096	1,710,112
CBL & Associates Properties, Inc.	67,000	1,421,070
CubeSmart	142,560	2,077,099
DCT Industrial Trust Inc.	404,526	2,625,374
DDR Corp.	370,499	5,802,014
DiamondRock Hospitality Co.	157,746	1,419,714
Digital Realty Trust, Inc.	46,320	3,144,665
Duke Realty Corp.	234,435	3,251,613
Equity Residential	81,535	4,620,588
Essex Property Trust, Inc.	44,124	6,470,785
General Growth Properties, Inc.	174,524	3,464,301
HCP, Inc.	14,472	653,845
Health Care REIT, Inc.	112,769	6,911,612
Healthcare Realty Trust, Inc.	63,835	1,532,678

	Shares	Value
United States–(continued)
Host Hotels & Resorts Inc.	401,618	$6,293,354
Hudson Pacific Properties Inc.	42,400	892,944
Kilroy Realty Corp.	69,617	3,297,757
Macerich Co. (The)	116,318	6,781,339
Pebblebrook Hotel Trust	61,270	1,415,337
Piedmont Office Realty Trust Inc.-Class A	71,600	1,292,380
Post Properties, Inc.	39,600	1,978,020
Prologis, Inc.	192,320	7,017,757
Public Storage	12,100	1,754,016
Retail Opportunity Investments Corp.	111,927	1,439,381
Senior Housing Properties Trust	64,299	1,520,028
Simon Property Group, Inc.	75,006	11,857,699
SL Green Realty Corp.	38,088	2,919,445
Starwood Hotels & Resorts Worldwide, Inc.	13,364	766,559
UDR, Inc.	228,155	5,425,526
Ventas, Inc.	104,358	6,754,050
Vornado Realty Trust	53,200	4,260,256
		130,731,344
Total Common Stocks & Other Equity Interests (Cost $232,768,378)		291,398,486

Money Market Funds–2.65%
Liquid Assets Portfolio–Institutional Class(c)	3,989,140	3,989,140
Premier Portfolio–Institutional Class(c)	3,989,141	3,989,141
Total Money Market Funds (Cost $7,978,281)		7,978,281
TOTAL INVESTMENTS–99.41% (Cost $240,746,659)		299,376,767
OTHER ASSETS LESS LIABILITIES–0.59%		1,775,772
NET ASSETS–100.00%		$301,152,539

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2012 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the Year ended December 31, 2012

Assets:
Investments, at value (Cost $232,768,378)	$291,398,486
Investments in affiliated money market funds, at value and cost	7,978,281
Total investments, at value (Cost $240,746,659)	299,376,767
Foreign currencies, at value (Cost $62,080)	63,764
Receivable for:
Investments sold	228,894
Fund shares sold	947,969
Dividends	1,133,587
Investment for trustee deferred compensation and retirement plans	25,201
Total assets	301,776,182

Liabilities:
Payable for:
Fund shares reacquired	278,242
Accrued fees to affiliates	245,373
Accrued other operating expenses	53,597
Trustee deferred compensation and retirement plans	46,431
Total liabilities	623,643
Net assets applicable to shares outstanding	301,152,539

Net assets consist of:
Shares of beneficial interest	$274,875,259
Undistributed net investment income	4,703,048
Undistributed net realized gain (loss)	(37,049,186)
Unrealized appreciation	58,623,418
$301,152,539

Net Assets:
Series I	$176,933,271
Series II	$124,219,268

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	11,434,154
Series II	8,220,382
Series I:
Net asset value per share	$15.47
Series II:
Net asset value per share	$15.11

Investment income:
Dividends (net of foreign withholding taxes of $418,923)	$7,628,949
Dividends from affiliated money market funds	8,172
Total investment income	7,637,121

Expenses:
Advisory fees	1,858,213
Administrative services fees	667,621
Custodian fees	137,869
Distribution fees — Series II	228,382
Transfer agent fees	35,883
Trustees’ and officers’ fees and benefits	29,965
Other	85,423
Total expenses	3,043,356
Less: Fees waived	(7,785)
Net expenses	3,035,571
Net investment income	4,601,550

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	10,778,978
Foreign currencies	1,504
10,780,482
Change in net unrealized appreciation (depreciation) of:
Investment securities	44,292,477
Foreign currencies	(6,213)
44,286,264
Net realized and unrealized gain	55,066,746
Net increase in net assets resulting from operations	$59,668,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$4,601,550	$3,235,829
Net realized gain	10,780,482	969,937
Change in net unrealized appreciation (depreciation)	44,286,264	(19,892,528)
Net increase (decrease) in net assets resulting from operations	59,668,296	(15,686,762)

Distributions to shareholders from net investment income:
Series I	(897,653)	(5,627,461)
Series ll	(457,553)	(2,275,433)
Total distributions from net investment income	(1,355,206)	(7,902,894)

Share transactions-net:
Series l	5,417,318	19,582,854
Series ll	40,819,507	35,133,330
Net increase in net assets resulting from share transactions	46,236,825	54,716,184
Net increase in net assets	104,549,915	31,126,528

Net assets:
Beginning of year	196,602,624	165,476,096
End of year (includes undistributed net investment income of $4,703,048 and $(1,251,973), respectively)	$301,152,539	$196,602,624

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Real Estate Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Global Real Estate Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating

Invesco V.I. Global Real Estate Fund

expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $7,785.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $64,471 for accounting and fund administrative services and reimbursed $603,150 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Real Estate Fund

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $45,993,906 and from Level 2 to Level 1 of $986,621, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$24,597,114	$—	$24,597,114
Austria	—	916,008	—	916,008
Canada	12,588,608	—	—	12,588,608
China	—	1,681,007	—	1,681,007
Finland	—	1,089,832	—	1,089,832
France	—	12,080,205	—	12,080,205
Germany	—	3,694,021	—	3,694,021
Hong Kong	—	35,005,703	—	35,005,703
Japan	8,938,160	23,926,975	—	32,865,135
Malta	—	—	0	0
Netherlands	—	948,273	—	948,273
Norway	—	756,051	—	756,051
Singapore	—	15,695,103	—	15,695,103
Sweden	—	3,382,182	—	3,382,182
United Kingdom	986,621	14,381,279	—	15,367,900
United States	138,709,625	—	—	138,709,625
Total Investments	$161,223,014	$138,153,753	$0	$299,376,767

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,355,206	$7,902,894

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$13,476,328
Net unrealized appreciation — investments	43,623,272
Net unrealized appreciation (depreciation) — other investments	(6,690)
Temporary book/tax differences	(43,424)
Capital loss carryforward	(30,772,206)
Shares of beneficial interest	274,875,259
Total net assets	$301,152,539

Invesco V.I. Global Real Estate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law.

The Fund utilized $7,235,515 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$8,150,861	$—	$8,150,861
December 31, 2017	22,621,345	—	22,621,345
	$30,772,206	$—	$30,772,206

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $167,399,476 and $122,614,925, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,557,545
Aggregate unrealized (depreciation) of investment securities	(934,273)
Net unrealized appreciation of investment securities	$43,623,272

Cost of investments for tax purposes is $ 255,753,495.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2012, undistributed net investment income was increased by $2,708,677 and undistributed net realized gain (loss) was decreased by $2,708,677. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	2,803,154	$39,088,897	4,052,616	$55,794,931
Series II	3,738,406	51,495,783	3,043,981	39,999,065

Issued as reinvestment of dividends:
Series I	61,273	897,653	496,249	5,627,461
Series II	31,952	457,553	204,994	2,275,433

Reacquired:
Series I	(2,489,915)	(34,569,232)	(3,169,118)	(41,839,538)
Series II	(802,159)	(11,133,829)	(551,566)	(7,141,168)
Net increase in share activity	3,342,711	$46,236,825	4,077,156	$54,716,184

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$12.14	$0.27	$3.14	$3.41	$(0.08)	$—	$(0.08)	$15.47	28.12%	$176,933	1.14	%(d)	1.14	%(d)	1.94	%(d)	51%
Year ended 12/31/11	13.58	0.24	(1.16)	(0.92)	(0.52)	—	(0.52)	12.14	(6.51)	134,254	1.14		1.14		1.77		47
Year ended 12/31/10	12.14	0.35	1.74	2.09	(0.65)	—	(0.65)	13.58	17.51	131,462	1.20		1.20		2.82		87
Year ended 12/31/09	9.23	0.26	2.65	2.91	—	—	—	12.14	31.53	128,224	1.26		1.26		2.59		72
Year ended 12/31/08	21.88	0.44	(10.35)	(9.91)	(1.08)	(1.66)	(2.74)	9.23	(44.65)	82,582	1.17		1.17		2.51		62
Series II
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	—	(0.06)	15.11	27.85	124,219	1.39	(d)	1.39	(d)	1.69	d)	51
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	—	(0.51)	11.87	(6.73)	62,349	1.39		1.39		1.52		47
Year ended 12/31/10	11.93	0.32	1.70	2.02	(0.64)	—	(0.64)	13.31	17.24	34,014	1.45		1.45		2.57		87
Year ended 12/31/09	9.10	0.24	2.59	2.83	—	—	—	11.93	31.10	11,786	1.45		1.51		2.40		72
Year ended 12/31/08	21.66	0.36	(10.19)	(9.83)	(1.07)	(1.66)	(2.73)	9.10	(44.72)	4,203	1.42		1.42		2.26		62

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $156,409 and $91,353 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,116.60	$6.01	$1,019.46	$5.74	1.13%
Series II	1,000.00	1,115.80	7.34	1,018.20	7.00	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Annual Report to Shareholders ■ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGOV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Government Securities Fund outperformed the Fund’s style-specific index, the Barclays U.S. Government Bond Index. Sector allocation decisions were the main contributor to outperformance versus the style-specific benchmark for the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	2.47%
Series II Shares	2.22
Barclays U.S. Aggregate Index‚ (Broad Market Index)	4.21
Barclays U.S. Government Bond Index■ (Style-Specific Index)	2.02
Lipper VUF General U.S. Government Funds Index■ (Peer Group Index)	3.42

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in corporate bonds, US government securities, including US government agency mortgage-backed securities, and securities issued by foreign governments, their agencies or instrumentalities. Up to 50% of the Fund’s total assets may be invested in foreign securities, including up to 15% in securities of issuers located in developing markets, and up to 35% in lower quality, high yield debt securities. The Fund can also invest in derivative instruments, specifically credit default swaps, credit default swap indices, interest rate futures and forward foreign currency contracts.

    Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

During 2012, most major segments of the US bond market produced positive performances, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment progress while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve (the Fed), along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low.

    Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties with the slowing global economies, the US Presidential election, the pending “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from start to finish.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for the segments of the bond market that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks they carry. In lieu of significant rate declines, US bond market returns for 2012 were supported by demand for riskier assets such as corporate bonds and mortgage-backed securities (MBS).

    Sector allocation decisions that incorporated a significant underweight position to US Treasuries and overweight exposure to higher-coupon agency debentures were advantageous for the Fund as non-Treasury sectors of the government bond market outperformed other bond sectors during the year. Likewise, allocations to off-benchmark Treasury Inflation-Protected Securities as well as short-average-life agency collateralized mortgage obligations and agency MBS benefited total return versus the style-specific index and contributed to a higher-than-index average portfolio yield-to-maturity for the reporting period. Our security selection decisions across the

Portfolio Composition
By security type

US Government Sponsored Mortgage-Backed Securities	72.1%
US Government Sponsored Agency Securities	19.8
US Treasury Securities	12.3
Foreign Bonds	2.7
Corporate Bonds and Notes	1.1
Money Market Funds Plus Other Assets Less Liabilities	-8.0

Top 10 Fixed Income Issuers*

1. Federal National Mortgage Association	22.2%
2. Federal Home Loan Mortgage Corp.	16.6
3. Fannie Mae REMICs	13.1
4. Freddie Mac REMICs	11.4
5. Federal Home Loan Bank	8.9
6. US Treasury Notes	8.2
7. Ginnie Mae REMICs	7.1
8. Government National Mortgage Association	4.0
9. Federal Agricultural Mortgage Corp.	3.2
10. Federal Farm Credit Bank	2.8

Total Net Assets	$1.1 billion

Total Number of Holdings*	892

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Government Securities Fund

maturity, coupon, vintage and issuer strata of the residential MBS market were also helpful for the Fund’s relative returns. Among agency MBS, an emphasis on 30-year, fixed-rate lower-coupon securities contributed to Fund returns as these securities benefited from favorable prepayment trends as well as a very positive market environment where demand exceeded available supply, especially following the Fed’s September announcement of “QE3”, an open-ended, bond purchasing program for lower coupon agency MBS.

    The Fund also benefited from incremental income earned by engaging in mortgage dollar roll activity in the to-be-announced market, which involves the selling of an MBS to a financial institution with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy was subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund’s duration and yield curve positioning were maintained close to the style-specific benchmark on average, but the timing of changes and degree of variance from the benchmark were negligible detractors to relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    We thank you for your investment in Invesco V.I. Government Securities Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (5/5/93)	5.07%
10 Years	4.27
5 Years	5.53
1 Year	2.47

Series II Shares
Inception (9/19/01)	4.38%
10 Years	4.01
5 Years	5.25
1 Year	2.22

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.70% and 0.95%,

respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions,

regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Reverse purchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2012

	Principal Amount	Value
U.S. Government Sponsored Mortgage-Backed Securities–72.05%
Collateralized Mortgage Obligations–33.90%
Fannie Mae REMICs,
4.00%, 07/25/18 to 07/25/40	$13,996,515	$14,907,158
4.50%, 07/25/19 to 07/25/27	6,043,126	6,206,751
5.00%, 08/25/19 to 09/25/37	17,488,644	18,229,038
4.25%, 12/25/19 to 02/25/37	10,366,605	11,018,739
3.00%, 07/25/22 to 09/25/36	14,724,706	15,171,041
2.50%, 03/25/26	4,320,481	4,503,399
7.00%, 09/18/27	812,867	954,033
6.50%, 01/25/30 to 03/25/32	2,557,579	2,938,915
3.50%, 12/25/31	1,400,778	1,422,853
4.75%, 07/25/33	2,741,026	2,788,279
5.75%, 10/25/35	943,882	1,065,260
0.51%, 05/25/36(a)	10,619,707	10,667,941
0.71%, 03/25/37 to 05/25/41(a)	15,448,849	15,543,510
0.98%, 06/25/37(a)	8,148,163	8,257,943
0.61%, 06/25/38(a)	11,680,536	11,737,157
6.58%, 06/25/39(a)	8,725,488	10,421,744
0.76%, 02/25/41(a)	9,153,596	9,222,710
0.73%, 11/25/41(a)	3,365,246	3,396,745
Fannie Mae Whole Loan, 5.50%, 07/25/34	203,195	203,529
Federal Home Loan Bank,
5.07%, 10/20/15	1,410,849	1,514,075
5.46%, 11/27/15	19,793,148	21,355,758
5.77%, 03/23/18	3,206,715	3,535,185
Freddie Mac REMICs,
0.85%, 03/15/13	945,664	945,854
4.16%, 07/15/17	2,053	2,053
3.77%, 09/15/17	151,079	151,732
3.84%, 09/15/17	325,120	327,414
4.00%, 12/15/17 to 03/15/38	11,688,118	12,052,292
5.00%, 02/15/18 to 09/15/32	8,710,893	9,169,305
4.50%, 07/15/18 to 10/15/36	5,730,409	5,848,519
3.00%, 10/15/18 to 04/15/26	11,563,947	12,031,865
3.75%, 10/15/18	3,816,317	3,930,519
4.25%, 01/15/19	768,320	785,668
3.50%, 05/15/22 to 12/15/27	1,279,722	1,308,143
0.61%, 04/15/28 to 06/15/37(a)	15,565,867	15,669,037
5.25%, 08/15/32	3,049,220	3,084,364
5.50%, 02/15/33	2,787	2,786
0.71%, 12/15/35 to 03/15/40(a)	11,452,209	11,580,162
0.51%, 03/15/36(a)	9,885,883	9,946,043
5.75%, 05/15/36	606,242	627,331
0.56%, 11/15/36(a)	11,177,050	11,222,216
1.07%, 11/15/39(a)	3,879,424	3,923,685
0.66%, 03/15/40to 02/15/42(a)	26,374,950	26,628,052

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Ginnie Mae REMICs,
6.00%, 01/16/25	$2,144,133	$2,417,530
4.50%, 01/16/31 to 11/20/34	35,981,520	37,078,506
4.75%, 09/20/32	1,294,247	1,342,743
4.00%, 04/16/33 to 02/20/38	15,753,440	16,419,401
5.76%, 08/20/34(a)	3,117,880	3,562,663
5.00%, 08/16/35	573,960	593,212
5.85%, 01/20/39(a)	9,550,035	11,117,334
1.01%, 09/16/39(a)	4,378,779	4,482,853
4.51%, 07/20/41(a)	2,807,255	3,185,732
		384,498,777

Federal Home Loan Mortgage Corp. (FHLMC)–14.20%
Pass Through Ctfs.,
6.00%, 09/01/13 to 07/01/38	4,374,009	4,796,481
7.00%, 07/01/14 to 12/01/37	9,844,254	11,565,589
6.50%, 04/01/15 to 12/01/35	9,339,299	10,650,403
8.00%, 07/01/15 to 09/01/36	9,919,104	12,217,941
5.00%, 07/01/18 to 01/01/40	5,191,520	5,674,059
10.50%, 08/01/19	2,148	2,372
4.50%, 09/01/20 to 08/01/41	23,840,208	26,234,012
8.50%, 09/01/20 to 08/01/31	831,427	994,947
10.00%, 03/01/21	46,145	54,271
9.00%, 06/01/21 to 06/01/22	319,721	366,304
7.50%, 09/01/22 to 08/01/36	3,515,230	4,216,086
5.50%, 12/01/22 to 11/01/39	2,700,731	2,944,295
3.50%, 08/01/26	2,437,515	2,612,001
3.00%, 05/01/27	3,046,868	3,268,845
7.05%, 05/20/27	238,485	274,243
6.03%, 10/20/30	1,705,511	1,949,155
Pass Through Ctfs., ARM
2.93%, 09/01/35 to 07/01/36(a)	23,966,406	25,505,655
2.66%, 10/01/36(a)	5,443,583	5,815,097
2.94%, 10/01/36(a)	478,526	513,793
3.01%, 11/01/37(a)	3,656,852	3,945,865
5.32%, 01/01/38(a)	207,203	219,258
Pass Through Ctfs., TBA
3.00%, 01/01/43(b)	12,200,000	12,758,532
3.50%, 01/01/43(b)(c)	23,000,000	24,464,454
		161,043,658

Federal National Mortgage Association (FNMA)–19.95%
Pass Through Ctfs.,
6.50%, 05/01/13 to 11/01/37	11,142,169	12,408,986
10.00%, 09/01/13	1,966	1,977
7.50%, 12/01/13 to 08/01/37	12,179,065	14,723,717
6.00%, 01/01/14 to 10/01/38	9,526,057	10,519,150
7.00%, 01/15/14 to 06/01/36	13,811,261	15,635,470
8.00%, 02/01/14 to 11/01/37	9,306,643	11,202,844
8.50%, 09/01/15 to 08/01/37	3,980,964	4,808,141
5.00%, 11/01/17 to 03/01/40	3,300,051	3,652,849
4.50%, 04/01/19 to 08/01/41	21,865,840	24,186,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., (continued)
5.50%, 03/01/21 to 05/01/35	$5,512,158	$6,053,773
6.75%, 07/01/24	887,260	1,026,508
6.95%, 10/01/25	26,095	29,711
3.50%, 03/01/27 to 08/01/27	20,530,211	22,080,015
3.00%, 05/01/27 to 08/01/27	10,030,393	10,701,489
Pass Through Ctfs., ARM
2.50%, 10/01/34(a)	4,905,592	5,273,185
2.33%, 05/01/35(a)	982,859	1,046,232
2.82%, 03/01/38(a)	195,750	207,912
Pass Through Ctfs., Balloon
3.84%, 04/01/18	6,543,592	7,337,981
Pass Through Ctfs., TBA
3.00%, 01/01/43(b)(c)	45,000,000	47,165,625
3.50%, 01/01/43(b)	24,000,000	25,594,687
4.00%, 01/01/43(b)(c)	2,500,000	2,680,469
		226,337,037

Government National Mortgage Association (GNMA)–4.00%
Pass Through Ctfs.,
6.50%, 02/20/13 to 01/15/37	9,322,038	10,727,608
6.75%, 08/15/13	1,042	1,059
7.50%, 10/15/14 to 10/15/35	5,184,260	6,058,104
11.00%, 10/15/15	1,211	1,220
9.00%, 10/20/16 to 12/20/16	65,435	66,208
7.00%, 04/15/17 to 01/15/37	3,319,147	3,887,326
8.00%, 05/15/17 to 01/15/37	2,957,130	3,618,751
10.50%, 09/15/17 to 11/15/19	2,764	2,783
8.50%, 12/15/17 to 01/15/37	534,313	593,322
10.00%, 06/15/19	21,862	23,914
6.00%, 09/15/20 to 08/15/33	1,403,252	1,573,742
5.00%, 02/15/25	565,621	630,161
6.95%, 08/20/25 to 08/20/27	569,030	672,268
6.38%, 10/20/27 to 04/20/28	584,499	655,956
6.10%, 12/20/33	7,120,912	8,297,411
3.50%, 10/20/42	8,155,205	8,591,173
		45,401,006
Total U.S. Government Sponsored Mortgage- Backed Securities (Cost $796,821,755)		817,280,478

U.S. Government Sponsored Agency Securities–19.85%
Federal Agricultural Mortgage Corp.–3.16%
Sec. Gtd. Notes, 5.13%, 04/19/17(d)	14,000,000	16,531,971
Sr. Unsec. Notes, 2.00%, 07/27/16	4,000,000	4,200,534
Unsec. Medium-Term Notes,
1.25%, 12/06/13	8,000,000	8,079,318
0.85%, 08/11/14	7,000,000	7,059,001
		35,870,824

Federal Deposit Insurance Co. (FDIC)–0.07%
Series 2010-S1, Class 1A, Gtd. Notes, 0.76%, 02/25/48 (Acquired 03/05/10; Cost $800,747)(a)(d)	800,747	802,820

	Principal Amount	Value
Federal Farm Credit Bank (FFCB)–2.77%
Bonds,
1.63%, 11/19/14	$4,800,000	$4,921,161
1.50%, 11/16/15	11,000,000	11,342,404
1.05%, 03/28/16	7,000,000	7,121,549
5.43%, 06/07/24	2,885,000	3,813,792
Medium-Term Notes,
5.75%, 12/07/28	3,100,000	4,255,397
		31,454,303

Federal Home Loan Bank (FHLB)–6.54%
Global Bonds, 0.50%, 11/20/15	5,800,000	5,820,150
Unsec. Bonds,
2.50%, 06/13/14	13,000,000	13,414,943
3.13%, 03/11/16	20,000,000	21,661,023
1.50%, 10/12/17	4,800,000	4,953,771
4.50%, 09/13/19	5,000,000	6,033,004
3.38%, 06/12/20	6,220,000	7,065,858
Unsec. Global Bonds, 0.25%, 01/16/15	7,630,000	7,624,074
Series 1, Unsec. Global Bonds, 1.00%, 06/21/17	7,500,000	7,605,506
		74,178,329

Federal Home Loan Mortgage Corp. (FHLMC)–2.41%
Unsec. Global Notes,
1.00%, 03/08/17	6,500,000	6,599,192
1.25%, 08/01/19	4,800,000	4,803,217
1.25%, 10/02/19	10,000,000	9,974,608
Series 1, Unsec. Global Notes, 0.75%, 01/12/18	6,000,000	5,973,501
		27,350,518

Federal National Mortgage Association (FNMA)–2.23%
Unsec. Global Notes,
0.38%, 12/21/15	5,300,000	5,295,958
2.25%, 03/15/16	5,000,000	5,291,897
2.38%, 04/11/16	1,100,000	1,168,224
0.88%, 08/28/17	7,250,000	7,287,040
0.88%, 10/26/17	6,200,000	6,226,679
		25,269,798

Financing Corp. (FICO)–0.35%
Sec. Bonds, 9.80%, 04/06/18	700,000	1,004,470
Series E, Sec. Bonds, 9.65%, 11/02/18	1,985,000	2,922,276
		3,926,746

Tennessee Valley Authority (TVA)–2.32%
Global Bonds, 4.88%, 12/15/16	13,553,000	15,778,930
Sr. Unsec. Global Notes, 5.50%, 07/18/17	7,042,000	8,535,494
Unsec. Global Notes, 1.88%, 08/15/22	2,000,000	1,988,267
		26,302,691
Total U.S. Government Sponsored Agency Securities (Cost $220,049,397)		225,156,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount		Value
U.S. Treasury Securities–12.33%
U.S. Treasury Bonds–2.26%
8.75%, 05/15/20	$3,500,000		$5,374,938
7.88%, 02/15/21	1,100,000		1,655,598
7.50%, 11/15/24	4,370,000		6,958,032
7.63%, 02/15/25	550,000		886,730
5.38%, 02/15/31	3,800,000		5,420,021
4.25%, 05/15/39(e)	3,685,000		4,695,349
4.38%, 11/15/39	500,000		649,593
			25,640,261

U.S. Treasury Notes–8.20%
2.00%, 01/31/16	1,200,000		1,259,392
1.00%, 03/31/17	7,000,000		7,126,521
0.63%, 05/31/17	8,000,000		8,013,370
2.75%, 05/31/17(e)	10,000,000		10,935,519
2.38%, 07/31/17(e)	10,000,000		10,783,989
0.75%, 12/31/17	7,000,000		7,012,889
1.38%, 12/31/18	3,000,000		3,078,255
1.00%, 11/30/19	10,000,000		9,901,647
3.63%, 02/15/20	2,000,000		2,336,310
2.13%, 08/15/21	2,700,000		2,838,935
2.00%, 11/15/21	8,300,000		8,614,296
2.00%, 02/15/22	7,000,000		7,238,851
1.75%, 05/15/22	13,750,000		13,869,002
			93,008,976

U.S. Treasury Inflation-Indexed Notes and Bonds–1.87%
Bonds, 0.75%, 02/15/42	7,370,784	(f)	8,069,057
Notes,
0.13%, 04/15/17	5,092,200	(f)	5,452,423
0.13%, 07/15/22	7,041,300	(f)	7,640,529
			21,162,009
Total U.S. Treasury Securities (Cost $132,897,931)			139,811,246

	Principal Amount	Value
Foreign Bonds–2.72%
Collateralized Mortgage Obligations–2.30%
La Hipotecaria S.A. de C.V. (Panama), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 3.00%, 09/08/39 (Acquired 11/05/10; Cost $25,818,450)(a)(d)	$24,990,636	$26,052,738

Sovereign Debt–0.42%
Israel Government Agency for International Development (AID) Bond, Gtd. Bonds, 5.13%, 11/01/24	3,800,000	4,834,219
Total Foreign Bonds (Cost $29,606,100)		30,886,957

Corporate Bonds and Notes–1.08%
Private Export Funding Corp., Sec. Gtd. Notes,
1.38%, 02/15/17	5,000,000	5,132,874
2.13%, 07/15/16	5,000,000	5,272,824
4.30%, 12/15/21	1,540,000	1,846,128
Total Corporate Bonds and Notes (Cost $11,525,474)		12,251,826

	Shares
Money Market Funds–2.30%
Government & Agency Portfolio–Institutional Class (Cost $26,041,432)(g)	26,041,432	26,041,432
TOTAL INVESTMENTS–110.33% (Cost $1,216,942,089)		1,251,427,968
OTHER ASSETS LESS LIABILITIES–(10.33)%		(117,133,519)
NET ASSETS–100.00%		$1,134,294,449

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduit
Sec.	– Secured
Sr.	– Senior
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(b)	Security purchased on a forward commitment basis.
(c)	Security is subject to dollar roll transactions. See Note 1I.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $43,387,529, which represented 3.83% of the Fund’s Net Assets.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	Principal amount of security and interest payments are adjusted for inflation.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $1,190,900,657)	$1,225,386,536
Investments in affiliated money market funds, at value and cost	26,041,432
Total investments, at value (Cost $1,216,942,089)	1,251,427,968
Receivable for:
Investments sold	1,246
Fund shares sold	295,679
Dividends and interest	4,032,894
Principal paydowns	446,200
Investment for trustee deferred compensation and retirement plans	77,866
Other assets	17,189
Total assets	1,256,299,042

Liabilities:
Payable for:
Investments purchased	119,605,206
Fund shares reacquired	716,173
Variation margin	440,761
Accrued fees to affiliates	879,661
Accrued other operating expenses	133,382
Trustee deferred compensation and retirement plans	229,410
Total liabilities	122,004,593
Net assets applicable to shares outstanding	$1,134,294,449

Net assets consist of:
Shares of beneficial interest	$1,074,437,523
Undistributed net investment income	29,658,894
Undistributed net realized gain (loss)	(3,221,060)
Unrealized appreciation	33,419,092
$1,134,294,449

Net Assets:
Series I	$873,211,611
Series II	$261,082,838

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	70,427,420
Series II	21,247,460
Series I:
Net asset value per share	$12.40
Series II:
Net asset value per share	$12.29

Investment income:
Interest	$25,745,884
Dividends from affiliated money market funds	4,459
Total investment income	25,750,343

Expenses:
Advisory fees	5,544,463
Administrative services fees	3,203,848
Custodian fees	58,852
Distribution fees — Series II	687,286
Transfer agent fees	36,921
Trustees’ and officers’ fees and benefits	67,964
Other	215,915
Total expenses	9,815,249
Less: Fees waived	(1,316,203)
Net expenses	8,499,046
Net investment income	17,251,297

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	13,436,023
Futures contracts	6,125,828
19,561,851
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,848,654)
Futures contracts	(2,407,945)
(8,256,599)
Net realized and unrealized gain	11,305,252
Net increase in net assets resulting from operations	$28,556,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$17,251,297	$24,664,503
Net realized gain	19,561,851	50,868,064
Change in net unrealized appreciation (depreciation)	(8,256,599)	23,149,702
Net increase in net assets resulting from operations	28,556,549	98,682,269

Distributions to shareholders from net investment income:
Series I	(27,559,188)	(36,635,024)
Series ll	(7,996,672)	(1,001,427)
Total distributions from net investment income	(35,555,860)	(37,636,451)

Share transactions-net:
Series l	(91,925,900)	(145,217,239)
Series ll	(32,126,913)	253,038,769
Net increase (decrease) in net assets resulting from share transactions	(124,052,813)	107,821,530
Net increase (decrease) in net assets	(131,052,124)	168,867,348

Net assets:
Beginning of year	1,265,346,573	1,096,479,225
End of year (includes undistributed net investment income of $29,658,894 and $35,365,149, respectively)	$1,134,294,449	$1,265,346,573

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Government Securities Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Government Securities Fund

H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks – The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.60% and Series II shares to 0.85% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Invesco V.I. Government Securities Fund

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $1,316,203.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $284,481 for accounting and fund administrative services and reimbursed $2,919,367 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$26,041,432	$—	$—	$26,041,432
U.S. Treasury Securities	—	139,811,246	—	139,811,246
U.S. Government Sponsored Securities	—	1,042,436,507	—	1,042,436,507
Corporate Debt Securities	—	12,251,826	—	12,251,826
Foreign Debt Securities	—	26,052,738	—	26,052,738
Foreign Sovereign Debt Securities	—	4,834,219	—	4,834,219
	26,041,432	1,225,386,536	—	1,251,427,968
Futures Contracts*	(1,066,787)	—	—	(1,066,787)
Total Investments	$24,974,645	$1,225,386,536	$—	$1,250,361,181

*	Unrealized appreciation (depreciation).

Invesco V.I. Government Securities Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$1,445,461	$(2,512,248)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts*
Realized Gain
Interest rate risk	$6,125,828
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	$(2,407,945)
Total	$3,717,883

*	The average notional value of futures contracts outstanding during the period was $554,413,699.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	539	March–2013	$118,832,656	$36,290
U.S. Treasury 10 Year Notes	660	March–2013	87,635,625	(202,480)
U.S. Ultra Bonds	667	March–2013	108,450,031	(2,309,768)
Subtotal				$(2,475,958)

Short Contracts
U.S. Treasury 5 Year Notes	256	March–2013	$31,850,000	$44,109
U.S. Treasury 30 Year Bonds	618	March–2013	91,155,000	1,365,062
Subtotal				$1,409,171
Total				$(1,066,787)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

Invesco V.I. Government Securities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$35,555,860	$37,636,451

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$29,879,025
Net unrealized appreciation – investments	34,043,871
Temporary book/tax differences	(220,131)
Capital loss carryforward	(3,845,839)
Shares of beneficial interest	1,074,437,523
Total net assets	$1,134,294,449

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,339,076 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,845,839	$—	$3,845,839

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Government Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $1,421,434,502 and $1,467,040,674, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $78,999,016 and $109,486,209, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,858,593
Aggregate unrealized (depreciation) of investment securities	(2,814,722)
Net unrealized appreciation of investment securities	$34,043,871

Cost of investments for tax purposes is $1,217,384,097.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses) and dollar rolls, on December 31, 2012, undistributed net investment income was increased by $12,598,308 and undistributed net realized gain (loss) was decreased by $12,598,308. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Government Securities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	9,955,734	$124,521,467	10,663,153	$128,843,040
Series II	4,230,588	52,978,846	5,300,488	64,070,452

Issued as reinvestment of dividends:
Series I	2,220,724	27,559,188	3,158,192	36,635,024
Series II	649,608	7,996,671	86,854	1,001,427

Issued in connection with acquisitions:(b)
Series I	—	—	2,587,718	30,250,210
Series II	—	—	22,298,634	259,005,451

Reacquired:
Series I	(19,390,637)	(244,006,555)	(28,160,963)	(340,945,513)
Series II	(7,462,478)	(93,102,430)	(5,875,436)	(71,038,561)
Net increase (decrease) in share activity	(9,796,461)	$(124,052,813)	10,058,640	$107,821,530

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco Van Kampen V.I. Government Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 24,886,352 shares of the Fund for 32,516,244 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on April 29, 2011. The Target Fund’s net assets at that date of $289,255,661, including $4,992,514 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,059,348,706. The net assets of the Fund subsequent to the acquisition were $1,348,604,367. The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$28,166,317
Net realized/unrealized gains	72,785,041
Change in net assets resulting from operations	$100,951,358

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, and it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. Government Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total Return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$12.49	$0.19	$0.12	$0.31	$(0.40)	$—	$(0.40)	$12.40	2.47%	$873,212	0.65	%(d)	0.76	%(d)	1.49	%(d)	118%
Year ended 12/31/11	12.00	0.25	0.67	0.92	(0.43)	—	(0.43)	12.49	7.91	970,029	0.63		0.75		2.03		85
Year ended 12/31/10	11.95	0.24	0.41	0.65	(0.60)	—	(0.60)	12.00	5.40	1,072,405	0.73		0.75		1.98		61
Year ended 12/31/09	13.05	0.45	(0.43)	0.02	(0.65)	(0.47)	(1.12)	11.95	(0.01)	1,192,967	0.73		0.75		3.47		55
Year ended 12/31/08	12.06	0.50	0.96	1.46	(0.47)	—	(0.47)	13.05	12.22	1,591,799	0.73		0.76		3.96		109
Series II
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	—	(0.38)	12.29	2.22	261,083	0.90	(d)	1.01	(d)	1.24	(d)	118
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	—	(0.41)	12.39	7.63	295,318	0.88		1.00		1.78		85
Year ended 12/31/10	11.88	0.22	0.40	0.62	(0.58)	—	(0.58)	11.92	5.10	24,074	0.98		1.00		1.73		61
Year ended 12/31/09	12.97	0.41	(0.43)	(0.02)	(0.60)	(0.47)	(1.07)	11.88	(0.26)	14,462	0.98		1.00		3.22		55
Year ended 12/31/08	11.99	0.46	0.97	1.43	(0.45)	—	(0.45)	12.97	11.98	20,362	0.98		1.01		3.71		109

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $929,411 and $274,915 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,006.20	$3.53	$1,021.62	$3.56	0.70%
Series II	1,000.00	1,005.10	4.79	1,020.36	4.82	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	8.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. High Yield Fund outperformed its style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s issuer selection.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	17.17%
Series II Shares	16.96
Barclays U.S. Aggregate Index‚ (Broad Market Index)	4.21
Barclays U.S. Corporate High Yield 2% Issuer Cap Index■ (Style-Specific Index)	15.78
Lipper VUF High Current Yield Bond Funds Classification Average■ (Peer Group)	14.09

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. Although we principally invest in junk bonds, we tend to underweight the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but we do not expect these instruments to be a substantial part of our portfolio. We may invest up to 25% of total assets in foreign securities. We may also invest up to 15% of the Fund’s total assets in securities of issuers located in developing markets.

The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.

Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account market opportunities.

  Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Availability of a better relative value opportunity.

Market conditions and your Fund

The high yield market depends heavily on the underlying health of the economy, principally in the US and, secondarily, in Europe. During the reporting period, growth remained slow as deleveraging and caution constrained economic activity and job creation. The situation in Europe stabilized as the European Central Bank (ECB) announced new measures to support eurozone economies.

    After the ECB announced its long-term refinancing operations in late 2011, European-driven volatility subsided until May, when it spiked again, resulting in further action from the ECB in the form of an unlimited commitment to sovereign debt through the outright monetary transactions program. The US Federal Reserve (the Fed) enacted its own monetary easing policy through a third round of quantitative easing, under which the Fed committed to purchase mortgage-backed securities.

Portfolio Composition
By credit quality

A	0.7%
BBB	4.0
BB	31.1
B	45.6
CCC	9.8
CC	0.0
Non-Rated	6.3
Cash	2.5

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the credit-worthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under “Rating Resources” on the homepage.

Top 10 Fixed Income Issuers*

1. International Lease Finance Corp.	1.8%
2. Intelsat Jackson Holdings S.A.	1.4
3. MGM Resorts International**	1.4
4. Sprint Nextel Corp.	1.3
5. HCA, Inc.	1.2
6. CIT Group Inc.	1.2
7. First Data Corp.	1.1
8. Ally Financial Inc.	1.1
9. FMG Resources Pty. Ltd.	1.0
10. USG Corp.	0.9

Top Five Industries*

1. Oil & Gas Exploration & Production	7.2%
2. Casinos & Gaming	6.5
3. Wireless Telecommunication Services	5.1
4. Specialized Finance	4.2
5. Cable & Satellite	3.8

Total Net Assets	$114.5 million

Total Number of Holdings*	439

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
**	Excludes the impact of credit default swap contracts.

Invesco V.I. High Yield Fund

    The high yield market began the year with solid monthly returns until May, when there was a short-lived sell-off triggered by US economic data, the potential for a “hard landing” in China and heightened European concerns. The market picked up in June and rallied through the end of the year as sovereign risks and fears of weaker economic data subsided. Technicals were good as there was strong investor demand driven by a search for yield. This was met by a record amount of new issuance1, particularly in the second half of the year. Much of the new issuance was refinancing, due to reduced volatility and low yields, as well as dividend deals heading into the new year. Investor concerns picked up again toward the end of the year with the US election and looming “fiscal cliff” that threatened the economy unless a deal was reached between the White House and Congress. Spreads tightened early in the year and widened by 90 basis points (bps) amid the May sell-off.1 Spreads gradually tightened throughout the rest of 2012 and ended the year 190 bps tighter than when the year began.1 (A basis point is one one-hundredth of a percentage point.)

    Defaults in the high yield bond market remained muted during 2012. The par-weighted high yield default rate for the year was 1.14%, well below the long-term average of 4.2%.2 Very low defaults are to be expected after periods of high defaults and recession.

    The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index (the Fund’s style-specific index), generated a positive total return for the year ended December 31, 2012. Likewise, the Fund generated positive returns for the year and outperformed its style-specific index. At the close of the year, and within the high yield market, we continued to be underweight lower rated securities as the risk/return profile was not favorable. We also were underweight higher rated securities because we saw investment grade managers dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

    The main contributor to the Fund’s outperformance was our security selection, particularly in the building materials, non-captive diversified and food and beverage sectors. Further amplifying our relative returns was our overweight exposure to the building materials and property and casualty sectors, which were strong index performers. Moreover, we underweighted the electric and media non-cable sectors, which were relative underperformers. Finally, we held some off-index names that performed well for the Fund.

    The main detractor from Fund performance was our cash position. Since the Fund’s style-specific index does not hold cash, any cash held during a period of market appreciation will result in negative relative performance. Our overall sector allocations detracted slightly from our performance during the year as well. While most of our issuer selection helped performance, we did have some sectors in which our selection underperformed that of the style-specific benchmark – specifically, technology and banking. Finally, our underweight exposure to home construction and our avoidance of the non-captive consumer sector hurt our relative performance as these sectors outperformed the broader market.

    At the close of the reporting period, we remained generally positive in our assessment of high yield securities. High yield bonds have historically performed well in low-growth environments, like the one in which we find ourselves today. If and when growth picks up, and rates start to rise, the economy will likely be stronger, resulting in high yield issuers being better positioned to service their debt.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: JPMorgan Chase

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opin- ions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (5/1/98)	4.29%
10 Years	9.60
5 Years	8.81
1 Year	17.17

Series II Shares
Inception (3/26/02)	8.11%
10 Years	9.36
5 Years	8.54
1 Year	16.96

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.

Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

    The Lipper VUF High Current Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Current Yield Bond Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2012

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–87.11%
Advertising–0.11%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$75,000	$77,625
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	45,000	47,925
		125,550

Aerospace & Defense–0.97%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	100,000	106,500
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	345,000	393,300
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/18	165,000	180,262
7.13%, 03/15/21	95,000	103,788
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	240,000	258,000
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	65,000	67,925
		1,109,775

Airlines–2.50%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 10/13/11-11/29/11; Cost $489,200)(b)(c)	600,000	648,000
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	237,108	247,185
Continental Airlines Pass Through Trust,
Series 2000-2, Class B, Sec. Pass Through Ctfs., 8.31%, 04/02/18	43,436	46,259
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	179,400	185,342
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	51,446	59,742
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	126,893	140,614
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	120,000	121,200
Delta Air Lines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	338,762	351,890
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	85,000	89,144
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	125,000	130,625
UAL Pass Through Trust,
Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	111,331	113,001

	Principal Amount	Value
Airlines–(continued)
Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	$117,616	$136,141
Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	175,340	192,983
US Airways Pass Through Trust,
Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	204,459	195,259
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	60,000	65,512
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	60,000	64,275
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	75,000	78,000
		2,865,172

Alternative Carriers–1.46%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	395,000	435,487
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	285,000	329,175
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	170,000	181,900
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 07/01/19	230,000	251,275
8.63%, 07/15/20	105,000	117,338
9.38%, 04/01/19	85,000	95,625
Sr. Unsec. Gtd. Notes,
7.00%, 06/01/20(b)	250,000	263,125
		1,673,925

Aluminum–0.84%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	950,630	958,354

Apparel Retail–1.55%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	390,000	424,125
Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	365,000	418,153
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	535,000	569,775
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	145,000	158,594
8.50%, 06/15/19	100,000	123,500
Sr. Unsec. Gtd. Notes,
6.63%, 04/01/21	40,000	46,200
7.00%, 05/01/20	25,000	28,937
		1,769,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–2.40%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	$475,000	$524,875
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	780,000	811,200
Levi Strauss & Co., Sr. Unsec. Global Notes,
6.88%, 05/01/22	310,000	334,025
7.63%, 05/15/20	525,000	578,813
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	505,000	499,003
		2,747,916

Application Software–0.07%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	80,000	84,000

Auto Parts & Equipment–0.63%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	415,000	448,200
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/22	155,000	158,875
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	110,000	119,625
		726,700

Automobile Manufacturers–0.88%
Chrysler Group LLC/CG Co-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	450,000	493,875
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	405,000	516,375
		1,010,250

Automotive Retail–0.05%
Penske Automotive Group Inc., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 10/01/22(b)	50,000	51,875

Biotechnology–0.20%
Grifols Inc. (Spain), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	70,000	77,700
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	90,000	17,269
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	125,000	135,937
		230,906

Broadcasting–0.98%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	170,000	185,300
Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Notes,
6.50%, 11/15/22(b)	90,000	94,050
Series B, Sr. Unsec. Gtd. Notes,
6.50%, 11/15/22(b)	240,000	251,400
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	360,000	364,500

	Principal Amount	Value
Broadcasting–(continued)
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	$50,000	$52,750
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	135,000	135,000
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/15/19(b)	40,000	41,300
		1,124,300

Building Products–3.21%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	310,000	306,900
Building Materials Corp. of America,
Sr. Unsec. Gtd. Notes,
7.50%, 03/15/20(b)	105,000	116,419
Sr. Unsec. Notes,
6.88%, 08/15/18(b)	305,000	332,831
Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	535,000	542,022
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	120,000	133,650
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	770,000	866,250
10.00%, 12/01/18	90,000	102,150
Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	70,000	77,000
Sr. Unsec. Gtd. Notes, 9.38%, 04/15/17(b)	130,000	141,700
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	365,000	409,256
8.38%, 10/15/18(b)	25,000	27,937
Sr. Unsec. Notes, 9.75%, 01/15/18	545,000	617,894
		3,674,009

Cable & Satellite–3.47%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 5.88%, 09/15/22	60,000	60,600
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 4.63%, 07/15/17	460,000	481,850
5.88%, 07/15/22	110,000	118,800
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	70,000	70,700
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	270,000	299,025
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	80,000	91,600
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	655,000	712,313
7.50%, 04/01/21	390,000	428,025
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	270,000	280,125
7.25%, 10/15/20(b)	190,000	206,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	$400,000	$405,000
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	410,000	453,667
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	230,000	241,500
Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	120,000	126,000
		3,975,355

Casinos & Gaming–5.39%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	345,000	376,050
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	265,000	197,425
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	215,000	216,613
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	274,000	241,120
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	125,000	122,344
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	155,000	156,550
Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	45,000	44,438
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	335,000	358,450
10.75%, 01/15/17	393,335	428,735
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	95,000	73,625
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	95,000	100,759
Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	393,000	421,492
6.63%, 12/15/21	75,000	75,188
Sr. Unsec. Gtd. Notes, 6.75%, 10/01/20(b)	45,000	46,013
7.75%, 03/15/22	855,000	914,850
Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	195,000	217,913
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	340,000	360,400
Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.48%, 02/01/14(b)(d)	630,000	622,912
Sr. Sec. Notes, 9.13%, 02/01/15(b)	374,000	377,272

	Principal Amount	Value
Casinos & Gaming–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes, 5.38%, 03/15/22	$260,000	$276,575
7.75%, 08/15/20	475,000	542,687
		6,171,411

Coal & Consumable Fuels–1.09%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	75,000	81,375
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/01/17	35,000	38,063
8.25%, 04/01/20	385,000	418,687
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	570,000	607,050
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	95,000	102,837
		1,248,012

Communications Equipment–0.64%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	505,000	474,700
9.00%, 04/01/19(b)	110,000	111,650
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	170,000	152,150
		738,500

Computer & Electronics Retail–0.53%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	550,000	605,000

Computer Storage & Peripherals–0.55%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	585,000	630,337

Construction & Engineering–1.14%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	585,000	620,100
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	660,000	686,400
		1,306,500

Construction & Farm Machinery & Heavy Trucks–1.29%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	215,000	254,506
CNH Capital LLC, Sr. Unsec. Gtd. Notes, 3.88%, 11/01/15(b)	70,000	72,450
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	235,000	233,825
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	95,000	96,069
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	180,000	202,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	$225,000	$218,250
Terex Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	30,000	31,950
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	60,000	63,300
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	290,000	309,212
		1,482,512

Construction Materials–1.17%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	495,000	538,958
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	695,000	750,600
U.S. Concrete Inc., Sr. Sec. Gtd. Conv. Notes, 9.50%, 08/31/15(b)	40,000	50,200
		1,339,758

Consumer Finance–1.39%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	970,000	1,193,100
8.00%, 11/01/31	76,000	96,520
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	85,000	89,675
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	195,000	215,962
		1,595,257

Data Processing & Outsourced Services–2.05%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	770,000	842,187
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	330,000	331,650
Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	810,000	824,175
7.38%, 06/15/19(b)	135,000	140,738
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	65,000	69,956
7.63%, 11/15/20	123,000	135,300
		2,344,006

Department Stores–0.28%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	350,000	323,313

Distillers & Vintners–0.32%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)	305,000	198,250

	Principal Amount	Value
Distillers & Vintners–(continued)
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 03/01/23	$50,000	$52,500
7.25%, 05/15/17	61,000	71,675
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	40,000	46,050
		368,475

Diversified Banks–0.22%
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	150,000	130,125
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	120,000	126,083
		256,208

Diversified Chemicals–0.03%
Olin Corp., Sr. Unsec. Notes, 5.50%, 08/15/22	30,000	31,200

Diversified Metals & Mining–1.35%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	250,000	260,000
6.88%, 04/01/22(b)	280,000	288,400
7.00%, 11/01/15(b)	235,000	249,100
8.25%, 11/01/19(b)	300,000	321,750
Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	145,000	88,450
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	295,000	342,122
		1,549,822

Electric Utilities–0.00%
LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14(c)	262,000	0
Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	275,000	0
		0

Electrical Components & Equipment–0.39%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	215,000	222,525
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	150,000	155,625
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	65,000	71,012
		449,162

Electronic Manufacturing Services–0.47%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	530,000	543,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Environmental & Facilities Services–0.19%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	$100,000	$104,250
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	125,000	118,750
		223,000

Food Retail–0.10%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	205,000	116,850

Forest Products–0.21%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	260,000	236,600
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17 (Acquired 10/14/10; Cost $30,000)(b)(c)	30,000	4,650
		241,250

Gas Utilities–1.41%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	350,000	391,563
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	523,000	519,731
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	154,000	168,245
Sr. Unsec. Notes, 7.38%, 03/15/20	490,000	532,875
		1,612,414

Gold–0.15%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	170,000	174,250

Health Care Equipment–0.37%
Biomet Inc., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	130,000	138,450
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	135,000	135,000
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	35,000	33,863
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	130,000	116,025
		423,338

Health Care Facilities–2.43%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	210,000	229,950
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	935,000	970,062
Sr. Unsec. Notes, 7.19%, 11/15/15	155,000	172,050

	Principal Amount	Value
Health Care Facilities–(continued)
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 11/01/24	$130,000	$133,250
7.25%, 10/01/18	171,000	187,245
7.75%, 09/15/22	76,000	83,790
8.13%, 02/15/20	90,000	99,675
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	325,000	320,125
Tenet Healthcare Corp., Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	25,000	25,438
Sr. Unsec. Global Notes, 8.00%, 08/01/20	310,000	335,575
Sr. Unsec. Notes,6.75%, 02/01/20(b)	215,000	222,525
		2,779,685

Health Care Services–0.34%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	140,000	148,050
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	230,000	243,800
		391,850

Health Care Technology–0.36%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	380,000	415,150

Homebuilding–2.89%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	260,000	262,925
8.13%, 06/15/16	300,000	322,500
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	325,000	353,844
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	465,000	458,606
Sr. Unsec. Gtd. Notes, 11.88%, 10/15/15	70,000	76,475
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/22	105,000	115,369
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	435,000	490,462
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	360,000	393,750
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	140,000	153,650
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	145,000	149,712
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	365,000	390,094
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	120,000	136,950
		3,304,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–0.40%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	$90,000	$95,400
7.25%, 03/15/18	115,000	130,813
7.50%, 10/15/27	205,000	233,187
		459,400

Household Products–0.67%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	350,000	371,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes, 7.13%, 04/15/19	335,000	362,637
Sr. Sec. Gtd. Notes, 5.75%, 10/15/20(b)	30,000	31,088
		765,600

Housewares & Specialties–0.20%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	180,000	187,650
Spectrum Brands Escrow Corp., Sr. Unsec. Notes, 6.38%, 11/15/20(b)	35,000	37,363
		225,013

Independent Power Producers & Energy Traders–1.47%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	340,000	383,350
8.00%, 10/15/17	190,000	220,400
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	346,000	384,060
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	370,000	410,700
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	80,000	86,000
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	185,105	202,228
		1,686,738

Industrial Conglomerates–0.00%
Indalex Holding Corp., Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	230,000	0

Industrial Machinery–0.33%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	135,000	140,231
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	25,000	26,938
Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec. Notes, 8.38%, 05/15/19(b)	45,000	46,463
SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	145,000	162,581
		376,213

	Principal Amount	Value
Insurance Brokers–0.28%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	$130,000	$134,225
Onex USI Acquisition Corp., Sr. Unsec. Notes, 7.75%, 01/15/21(b)	185,000	185,694
		319,919

Integrated Oil & Gas–0.06%
Northern Tier Energy LLC/ Northern Tier Finance Corp., Sr. Sec. Gtd. Notes, 7.13%, 11/15/20(b)	65,000	67,275

Internet Software & Services–0.05%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	50,000	55,750

Leisure Facilities–0.10%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	110,000	117,150

Leisure Products–0.49%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	550,000	563,062

Marine–0.19%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	115,000	108,100
Stena AB (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	105,000	104,606
		212,706

Movies & Entertainment–1.19%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	364,000	404,040
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	60,000	61,050
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	445,000	466,137
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	387,000	427,635
		1,358,862

Multi-Line Insurance–2.13%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	380,000	495,900
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	255,000	262,172
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	190,000	219,688
Sr. Unsec. Global Notes, 5.95%, 10/15/36	90,000	103,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	$495,000	$561,825
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	545,000	795,957
		2,438,598

Office Services & Supplies–0.26%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	35,000	37,888
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	265,000	255,725
		293,613

Oil & Gas Drilling–0.31%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	40,000	43,200
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	290,000	310,300
		353,500

Oil & Gas Equipment & Services–0.81%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	195,000	208,894
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	560,000	562,800
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	145,000	155,104
		926,798

Oil & Gas Exploration & Production–7.19%
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	375,000	392,812
6.75%, 11/01/20	95,000	102,600
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	95,000	100,463
8.25%, 09/01/21	305,000	333,212
Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	225,000	237,938
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	100,000	109,250
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	185,000	193,556
6.63%, 08/15/20	365,000	394,200
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	370,000	407,000
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	265,000	286,200
7.13%, 04/01/21	85,000	96,156
7.38%, 10/01/20	95,000	107,706
8.25%, 10/01/19	130,000	146,088

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	$340,000	$360,400
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	615,000	598,087
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	195,000	196,219
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	390,000	414,375
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	45,000	49,163
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	470,000	501,431
Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	94,000	99,640
OGX Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 8.38%, 04/01/22(b)	200,000	167,162
8.50%, 06/01/18(b)	260,000	236,589
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/19	200,000	219,000
6.50%, 11/15/20	505,000	559,287
8.63%, 10/15/19	100,000	114,000
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	185,000	197,488
Sr. Unsec. Notes, 5.38%, 10/01/22	285,000	307,800
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	65,000	68,413
5.75%, 06/01/21	340,000	365,500
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	240,000	258,000
6.50%, 01/01/23	85,000	91,375
6.63%, 02/15/19	140,000	150,150
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	160,000	172,600
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	190,000	206,150
		8,240,010

Oil & Gas Refining & Marketing–0.75%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	150,000	157,125
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	295,000	295,000
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	95,000	101,650
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	120,000	125,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	$160,000	$176,400
		855,275

Oil & Gas Storage & Transportation–3.22%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	145,000	148,263
5.88%, 04/15/21	235,000	250,863
6.13%, 07/15/22	105,000	113,663
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/20(b)	200,000	210,000
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	575,000	619,562
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	120,000	123,000
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	385,000	445,156
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,
Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	360,000	391,950
6.25%, 06/15/22	410,000	452,537
6.50%, 08/15/21	120,000	131,700
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	475,000	522,500
Sr. Unsec. Gtd. Notes, 5.25%, 05/01/23(b)	65,000	67,275
6.38%, 08/01/22(b)	90,000	98,550
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	105,000	111,300
		3,686,319

Other Diversified Financial Services–0.15%
Citigroup, Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	175,000	176,838

Packaged Foods & Meats–0.97%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	395,000	413,762
Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	465,000	512,662
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	205,000	188,088
		1,114,512

Paper Packaging–0.23%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	250,000	268,125

	Principal Amount	Value
Paper Products–0.49%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	$35,000	$36,225
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	225,000	246,938
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	265,000	281,562
		564,725

Personal Products–0.40%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	400,000	456,000

Pharmaceuticals–0.03%
Endo Health Solutions Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	30,000	32,250

Publishing–0.03%
MediMedia USA Inc., Sr. Unsec. Sub. Notes, 11.38%, 11/15/14(b)	30,000	28,800

Real Estate Services–0.21%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	215,000	235,963

Regional Banks–1.41%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	75,000	77,625
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	700,000	763,000
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	215,000	238,650
Unsec. Sub. Global Notes, 5.13%, 06/15/17	545,000	539,550
		1,618,825

Research & Consulting Services–0.26%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	160,000	171,600
Sr. Unsec. Gtd. Notes, 6.00%, 11/15/22(b)	125,000	130,625
		302,225

Semiconductor Equipment–1.12%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	415,000	417,075
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	390,000	406,575
Sr. Unsec. Notes, 6.38%, 10/01/22(b)	50,000	49,625
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	380,000	406,600
		1,279,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Semiconductors–0.78%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	$125,000	$137,188
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	565,000	563,587
10.75%, 08/01/20	175,000	188,562
		889,337

Specialized Finance–4.21%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	425,000	452,625
Aircastle Ltd., Sr. Unsec. Global Notes, 6.75%, 04/15/17	640,000	691,200
7.63%, 04/15/20	185,000	208,125
Sr. Unsec. Notes, 6.25%, 12/01/19(b)	40,000	41,900
CIT Group Inc., Sr. Unsec. Global Notes, 4.25%, 08/15/17	125,000	129,688
5.00%, 08/15/22	280,000	301,700
5.25%, 03/15/18	550,000	594,000
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	285,000	310,650
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	200,000	232,375
Sr. Unsec. Global Notes, 5.75%, 05/15/16	65,000	68,510
5.88%, 04/01/19	90,000	94,922
5.88%, 08/15/22	555,000	590,381
6.25%, 05/15/19	100,000	107,469
8.63%, 09/15/15	215,000	242,144
8.75%, 03/15/17	285,000	329,709
Sr. Unsec. Notes, 8.25%, 12/15/20	360,000	430,200
		4,825,598

Specialized REIT’s–0.89%
Felcor Lodging L.P., Sr. Sec. Notes, 5.63%, 03/01/23(b)	80,000	80,500
Host Hotels & Resorts L.P., Sr. Unsec. Global Notes, 5.25%, 03/15/22	230,000	255,012
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	205,000	226,013
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	260,000	283,400
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	155,000	169,144
		1,014,069

Specialty Chemicals–0.73%
Ashland Inc., Sr. Unsec.Gtd. Notes, 4.75%, 08/15/22(b)	85,000	88,612

	Principal Amount	Value
Specialty Chemicals–(continued)
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	$165,000	$149,325
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	360,000	396,900
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	195,000	205,725
		840,562

Specialty Stores–0.39%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	365,000	403,325
Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	40,000	44,400
		447,725

Steel–0.63%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.75%, 02/25/22	120,000	125,975
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	320,000	340,000
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	100,000	106,000
Sr. Unsec. Notes, 7.00%, 02/01/18	140,000	148,400
		720,375

Systems Software–0.27%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-12/06/10; Cost $415,650)(b)	415,000	305,025

Technology Distributors–0.28%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	305,000	322,538

Tires & Rubber–0.35%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	350,000	395,500

Trading Companies & Distributors–0.46%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/22(b)	55,000	58,713
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	195,000	210,600
United Rentals North America Inc., Sr. Sec. Gtd. Notes, 5.75%, 07/15/18(b)	30,000	32,475
Sr. Unsec. Global Notes, 8.25%, 02/01/21	195,000	220,837
		522,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Trucking–1.79%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	$670,000	$743,700
9.75%, 03/15/20	70,000	81,200
Sr. Unsec. Gtd. Notes, 4.88%, 11/15/17(b)	50,000	50,875
HDTFS Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/15/20(b)	20,000	21,000
6.25%, 10/15/22(b)	115,000	123,337
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	260,000	286,650
7.38%, 01/15/21	500,000	552,500
7.50%, 10/15/18	170,000	188,700
		2,047,962

Wireless Telecommunication Services–4.86%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	115,000	124,056
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	870,000	893,925
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	200,000	220,500
Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)	255,000	275,400
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	350,000	375,375
7.88%, 09/01/18	190,000	206,031
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	190,000	199,975
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	405,000	423,731
6.90%, 05/01/19	230,000	251,275
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22	250,000	257,500
7.00%, 08/15/20	125,000	137,188
11.50%, 11/15/21	125,000	170,625
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	135,000	158,625
9.00%, 11/15/18(b)	285,000	353,400
Sr. Unsec. Notes, 8.38%, 08/15/17	340,000	396,100
VimpelCom (Russia), Unsec. Loan Participation Notes, 7.75%, 02/02/21(b)	400,000	464,000
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	625,000	657,812
		5,565,518
Total U.S. Dollar Denominated Bonds and Notes (Cost $93,815,301)		99,768,991

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–5.30%(f)
Apparel, Accessories & Luxury Goods–0.38%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	315,000	$438,470

Broadcasting–0.57%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	235,000	327,887
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	165,000	238,927
Polish Television Holding B.V. (Poland), Sr. Sec. Notes, 11.25%, 05/15/17(b)(g)	EUR	60,000	86,685
			653,499

Cable & Satellite–0.28%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	140,000	188,410
Ono Finance II PLC (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 11.13%, 07/15/19(b)	EUR	100,000	128,312
			316,722

Casinos & Gaming–1.15%
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	109,510
REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	390,000	427,090
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	220,000	380,714
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	380,000	398,585
			1,315,899

Construction Materials–0.32%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	$138,372
Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	155,000	224,447
			362,819

Distillers & Vintners–0.08%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)	EUR	115,000	92,556

Diversified Chemicals–0.14%
Kerling PLC (United Kingdom), Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	130,000	165,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Food Retail–0.24%
R&R Ice Cream PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	190,000	$277,321

Health Care Technology–0.24%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	200,000	270,873

Investment Banking & Brokerage–0.30%
Boparan Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	230,000	343,216

Leisure Facilities–0.55%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	180,000	238,086
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	300,000	396,809
			634,895

Metal & Glass Containers–0.14%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	105,000	157,239

Multi-Sector Holdings–0.35%
KM Germany Holdings GmbH (Germany), Sr. Sec. Notes, 8.75%, 12/15/20(b)	EUR	155,000	215,243
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	110,000	188,123
			403,366

Other Diversified Financial Services–0.19%
Boats Investments B.V. (Netherlands), Sr. Sec. PIK Medium-Term Mortgage Euro Notes, 11.00%, 03/31/17	EUR	90,786	66,130
TVN Finance Corp II AB (Poland), Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	100,000	146,453
			212,583

Tires & Rubber–0.12%
Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	100,000	142,495

Wireless Telecommunication Services–0.25%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	100,000	144,474
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	100,000	138,867
			283,341
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,984,833)			6,070,384

	Shares	Value
Preferred Stocks–1.95%
Automobile Manufacturers–0.14%
General Motors Co., Series B, $2.38 Conv. Pfd.	3,580	$157,985

Consumer Finance–0.29%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)	336	330,026

Diversified Banks–0.29%
Royal Bank of Scotland PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	13,950	333,545

Industrial REIT’s–0.07%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	3,020	80,543

Multi-Line Insurance–0.56%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	22,455	644,683

Regional Banks–0.50%
Zions Bancorp., Series C, 9.50% Pfd.	22,210	574,795

Tires & Rubber–0.10%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	2,490	117,553
Total Preferred Stocks (Cost $1,932,812)		2,239,130

	Principal Amount

Senior Secured Floating Rate Interest Loans–0.96%
Insurance Brokers–0.43%
Onex Corp., 11/29/13(h)(i)	$490,000	489,593

Specialty Chemicals–0.53%
PolyOne Corp., 12/10/13(h)(i)	615,000	615,000
Total Senior Secured Floating Rate Interest Loans (Cost $1,105,000)		1,104,593

	Shares

Common Stocks & Other Equity Interests–0.68%
Automobile Manufacturers–0.27%
General Motors Co.(j)(k)	4,888	140,921
General Motors Co., Wts. expiring 07/10/16(j)(k)	4,443	86,639
General Motors Co., Wts. expiring 07/10/19(j)(k)	4,443	55,493
Motors Liquidation Co. GUC Trust(k)	1,227	25,914
		308,967

Broadcasting–0.01%
Adelphia Communications Corp.(l)	—	2,558
Adelphia Recovery Trust Series ACC-1(l)	318,570	319
Adelphia Recovery Trust Series Arahova(l)	109,170	3,275
		6,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Shares	Value
Construction Materials–0.16%
U.S. Concrete, Inc.(k)	20,786	$188,114

Integrated Telecommunication Services–0.15%
Hawaiian Telcom Holdco Inc., Wts. expiring 10/28/15(k)	1,527	9,162
Largo Ltd. (Luxembourg), Class A(k)	17,563	16,221
Largo Ltd. (Luxembourg), Class B(k)	158,069	145,989
		171,372

Paper Products–0.07%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $184,908)(b)(m)	860	84,570

Publishing–0.00%
Reader’s Digest Association Inc. (The) (China), Wts. expiring 02/19/14(k)	669	0

Semiconductors–0.02%
Magnachip Semiconductor Corp. (South Korea)(k)	1,372	21,842
Total Common Stocks & Other Equity Interests (Cost $2,604,842)		781,017

	Principal Amount	Value
U.S. Treasury Bills–0.16%(n)
0.13%, 05/30/13 (Cost $179,906)	$180,000	$179,926

	Shares
Money Market Funds–3.19%
Liquid Assets Portfolio–Institutional Class(o)	1,824,378	1,824,378
Premier Portfolio–Institutional Class(o)	1,824,378	1,824,378
Total Money Market Funds (Cost $3,648,756)		3,648,756
TOTAL INVESTMENTS–99.35% (Cost $109,271,450)		113,792,797
OTHER ASSETS LESS LIABILITIES–0.65%		740,073
NET ASSETS–100.00%		$114,532,870

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $34,161,554, which represented 29.83% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2012 was $652,650, which represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(i)	All or a portion of this holding is subject to unfunded loan commitments. See Note 7.
(j)	Acquired as part of the General Motors reorganization.
(k)	Non-income producing security.
(l)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $105,622,694)	$110,144,041
Investments in affiliated money market funds, at value and cost	3,648,756
Total investments, at value (Cost $109,271,450)	113,792,797
Cash	6,657
Foreign currencies, at value (Cost $164,064)	164,223
Receivable for:
Fund shares sold	222,806
Dividends and interest	1,851,537
Unrealized appreciation on swap agreements	22,663
Investment for trustee deferred compensation and retirement plans	46,499
Total assets	116,107,182

Liabilities:
Payable for:
Investments purchased	1,105,000
Fund shares reacquired	98,630
Foreign currency contracts	151,756
Accrued fees to affiliates	91,025
Accrued other operating expenses	48,234
Trustee deferred compensation and retirement plans	57,299
Premiums received on swap agreements	22,368
Total liabilities	1,574,312
Net assets applicable to shares outstanding	$114,532,870

Net assets consist of:
Shares of beneficial interest	$112,867,863
Undistributed net investment income	6,700,457
Undistributed net realized gain (loss)	(9,430,736)
Unrealized appreciation	4,395,286
$114,532,870

Net Assets:
Series I	$93,528,951
Series II	$21,003,919

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	16,673,172
Series II	3,756,149
Series I:
Net asset value per share	$5.61
Series II:
Net asset value per share	$5.59

Investment income:
Interest (net of foreign withholding taxes of $300)	$7,492,878
Dividends	222,294
Dividends from affiliated money market funds	12,710
Total investment income	7,727,882

Expenses:
Advisory fees	700,730
Administrative services fees	314,860
Custodian fees	17,787
Distribution fees — Series II	31,930
Transfer agent fees	26,282
Trustees’ and officers’ fees and benefits	25,426
Other	82,866
Total expenses	1,199,881
Less: Fees waived	(285,628)
Net expenses	914,253
Net investment income	6,813,629

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,513,518
Foreign currencies	(20,922)
Foreign currency contracts	614,620
Swap agreements	116,498
2,223,714
Change in net unrealized appreciation (depreciation) of:
Investment securities	8,800,473
Foreign currencies	12,069
Foreign currency contracts	(627,418)
Swap agreements	5,224
8,190,348
Net realized and unrealized gain	10,414,062
Net increase in net assets resulting from operations	$17,227,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$6,813,629	$5,596,509
Net realized gain	2,223,714	1,988,968
Change in net unrealized appreciation (depreciation)	8,190,348	(7,882,234)
Net increase (decrease) in net assets resulting from operations	17,227,691	(296,757)

Distributions to shareholders from net investment income:
Series I	(4,674,624)	(4,229,022)
Series ll	(868,824)	(46,712)
Total distributions from net investment income	(5,543,448)	(4,275,734)

Share transactions–net:
Series l	(23,701,208)	55,281,125
Series ll	14,630,099	4,911,560
Net increase (decrease) in net assets resulting from share transactions	(9,071,109)	60,192,685
Net increase in net assets	2,613,134	55,620,194

Net assets:
Beginning of year	111,919,736	56,299,542
End of year (includes undistributed net investment income of $6,700,457 and $5,493,549, respectively)	$114,532,870	$111,919,736

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. High Yield Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for

Invesco V.I. High Yield Fund

material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount

Invesco V.I. High Yield Fund

of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks — The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating

Invesco V.I. High Yield Fund

expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $285,628.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $264,860 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,063,625	$520,708	$84,570	$6,668,903
U.S. Treasury Securities	—	179,926	—	179,926
Corporate Debt Securities	—	100,873,584	0	100,873,584
Foreign Debt Securities	—	6,070,384	—	6,070,384
	$6,063,625	$107,644,602	$84,570	$113,792,797
Foreign Currency Contracts*	—	(150,498)	—	(150,498)
Swap Agreements*	—	22,663	—	22,663
Total Investments	$6,063,625	$107,516,767	$84,570	$113,664,962

*	Unrealized appreciation (depreciation).

Invesco V.I. High Yield Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$22,663	$—
Currency risk
Foreign currency contracts(b)	—	(151,756)
	$22,663	$(151,756)

(a)	Value is disclosed on the Statement of Assets and Liabilities as Unrealized appreciation on swap agreements.
(b)	Value is disclosed on the Statement of Assets and Liabilities as Foreign currency contracts.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$116,498
Currency risk	614,620	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$5,224
Currency risk	(627,418)	—
Total	$(12,798)	$121,722

*	The average notional value of foreign currency contracts and swap agreements during the period was $6,384,064 and $2,713,750, respectively.

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/08/13	RBC Capital Markets Corp.	EUR	3,817,000	USD	4,887,590	$5,038,088	$(150,498)

Closed Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Realized Gain (Loss)
	Counterparty	Deliver		Receive
02/08/13	RBC Capital Markets Corp.	EUR	368,000	USD	470,032	$471,290	$(1,258)
Total foreign currency contracts							$(151,756)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	MGM Resorts International	Sell	5.00%	06/20/17	4.98%	$365,000	$(22,368)	$22,663

(a)	Implied credit spreads represent the current level as of December 31, 2012 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that

Invesco V.I. High Yield Fund

provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Unfunded Loan Commitments

As of December 31, 2012, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Onex Corp.	Bridge Loan	$490,000	$489,593
PolyOne Corp.	Bridge Loan	615,000	615,000
		$1,105,000	$1,104,593

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$5,543,448	$4,275,734

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$6,752,095
Net unrealized appreciation — investments	4,480,313
Net unrealized appreciation — other investments	24,437
Temporary book/tax differences	(51,639)
Capital loss carryforward	(9,540,199)
Shares of beneficial interest	112,867,863
Total net assets	$114,532,870

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and foreign currency transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,644,627 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$7,705,781	$—	$7,705,781
December 31, 2017	1,834,418	—	1,834,418
Total capital loss carryforward	$9,540,199	$—	$9,540,199

*	Capital loss carryforward as of the date listed above is reduced for limitation, if any, to the extent required by the Internal Revenue Service.

Invesco V.I. High Yield Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $63,744,978 and $59,038,553, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,416,831
Aggregate unrealized (depreciation) of investment securities	(2,936,518)
Net unrealized appreciation of investment securities	$4,480,313

Cost of investments for tax purposes is $109,312,484.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and swap income, on December 31, 2012, undistributed net investment income was decreased by $63,273 and undistributed net realized gain (loss) was increased by $63,273. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	5,101,039	$27,750,130	11,649,443	$59,272,659
Series II	3,502,236	19,021,718	1,343,316	6,766,855

Issued as reinvestment of dividends:
Series I	864,071	4,674,624	814,841	4,229,022
Series II	160,789	868,262	9,000	46,711

Issued in connection with acquisitions:(b)
Series I	—	—	6,239,174	32,616,526
Series II	—	—	1,983	10,369

Reacquired:
Series I	(10,440,518)	(56,125,962)	(7,984,170)	(40,837,082)
Series II	(972,464)	(5,259,881)	(381,629)	(1,912,375)
Net increase (decrease) in share activity	(1,784,847)	$(9,071,109)	11,691,958	$60,192,685

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco Van Kampen V.I. High Yield Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 6,241,157 shares of the Fund for 2,940,652 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $32,626,895 including $1,685,415 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $63,972,559. The net assets immediately after the acquisition were $96,599,454.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$6,329,832
Net realized/unrealized gains (losses)	(4,990,283)
Change in net assets resulting from operations	$1,339,549

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco V.I. High Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$5.04	$0.33	$0.53	$0.86	$(0.29)	$5.61	17.17%	$93,529	0.79	%(d)	1.04	%(d)	6.10	%(d)	58%
Year ended 12/31/11	5.35	0.35	(0.29)	0.06	(0.37)	5.04	0.96	106,557	0.83		1.06		6.84		71
Year ended 12/31/10	5.22	0.43	0.26	0.69	(0.56)	5.35	13.57	55,803	0.95		1.17		8.04		102
Year ended 12/31/09	3.69	0.47	1.47	1.94	(0.41)	5.22	52.79	60,649	0.95		1.22		10.29		125
Year ended 12/31/08	5.74	0.49	(2.00)	(1.51)	(0.54)	3.69	(25.69)	39,918	0.95		1.22		9.19		85
Series II
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04	(d)	1.29	(d)	5.85	(d)	58
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08		1.31		6.59		71
Year ended 12/31/10	5.22	0.42	0.26	0.68	(0.55)	5.35	13.27	497	1.20		1.42		7.79		102
Year ended 12/31/09	3.68	0.46	1.48	1.94	(0.40)	5.22	52.77	464	1.20		1.47		10.04		125
Year ended 12/31/08	5.72	0.47	(1.99)	(1.52)	(0.52)	3.68	(26.00)	374	1.20		1.47		8.94		85

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $99,345 and $12,772 for Series I and Series II, respectively.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. High Yield Securities Fund (the “Target Fund”) in exchange for shares of the Fund.

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around March 2013. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,087.60	$4.15	$1,021.17	$4.01	0.79%
Series II	1,000.00	1,085.50	5.45	1,019.91	5.28	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	2.51%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Securities Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. High Yield Securities Fund out-performed its style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s issuer selection.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	18.86%
Series II Shares	18.50
Barclays U.S. Corporate High Yield 2% Issuer Cap Index‚ (Broad Market/Style-Specific Index)	15.78

Source: ‚Lipper Inc.

How we invest

We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. Although we principally invest in junk bonds, we tend to underweight the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but we do not expect these instruments to be a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities. We also may invest up to 15% of the Fund’s total assets in securities of issuers located in developing markets.

The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.

Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account market opportunities.

Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Availability of a better relative value opportunity.

Market conditions and your Fund

The high yield market depends heavily on the underlying health of the economy, principally in the US and, secondarily, in Europe. During the reporting period, growth remained slow as deleveraging and caution constrained economic activity and job creation. The situation in Europe stabilized as the European Central Bank (ECB) announced new measures to support eurozone economies.

    After the ECB announced its long-term refinancing operations in late 2011, European-driven volatility subsided until May, when it spiked again, resulting in further action from the ECB in the form of an unlimited commitment to sovereign debt through the outright monetary transactions program. The US Federal Reserve (the Fed) enacted its own monetary easing policy through a third round of quantitative easing, under which the Fed committed to purchase mortgage-backed securities.

    The high yield market began the year with solid monthly returns until May, when there was a short-lived sell-off triggered by US economic data, the potential for a “hard landing” in China and heightened European concerns. The market

Portfolio Composition
By credit quality
A	0.9%
BBB	4.2
BB	34.3
B	43.7
CCC	10.9
Non-Rated	5.1
Cash	0.9

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under “Rating Resources” on the homepage.

Top 10 Fixed Income Issuers*

1. MGM Resorts International	1.6%
2. Intelsat Jackson Holdings S.A.	1.5
3. International Lease Finance Corp.	1.5
4. HCA, Inc.	1.2
5. First Data Corp.	1.1
6. CIT Group Inc.	1.1
7. American International Group Inc.	1.1
8. Amkor Technology Inc.	1.1
9. Sprint Nextel Corp.	1.0
10. Hertz Corp. (The)	1.0

Top Five Industries*

1. Casinos & Gaming	6.9%
2. Oil & Gas Exploration & Production	6.3
3. Wireless Telecommunication Services	6.1
4. Multi-Line Insurance	4.0
5. Specialized Finance	3.8

Total Net Assets	$26.3 million

Total Number of Holdings*	367

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. High Yield Securities Fund

picked up in June and rallied through the end of the year as sovereign risks and fears of weaker economic data subsided. Technicals were good as there was strong investor demand driven by a search for yield. This was met by a record amount of new issuance1, particularly in the second half of the year. Much of the new issuance was refinancing, due to reduced volatility and low yields, as well as dividend deals heading into the new year. Investor concerns picked up again toward the end of the year with the US election and looming fiscal cliff” that threatened the economy unless a deal was reached between the White House and Congress. Spreads tightened early in the year and widened by 90 basis points (bps) amid the May sell-off.1 Spreads gradually tightened throughout the rest of 2012 and ended the year 190 bps tighter than when the year began.1 (A basis point is one one-hundredth of a percentage point.)

    Defaults in the high yield bond market remained muted during 2012. The par-weighted high yield default rate for the year was 1.14%, well below the long-term average of 4.2%.2 Very low defaults are to be expected after periods of high defaults and recession.

    The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index (the Fund’s style-specific index), generated a positive total return for the year ended December 31, 2012. Likewise, the Fund generated positive returns for the year and outperformed its style-specific index. At the close of the year, and within the high yield market, we continued to be underweight lower rated securities as the risk/return profile was not favorable. We also were underweight higher rated securities because we saw managers of investment grade bond funds dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

    The main contributor to the Fund’s outperformance was our security selection, particularly in the building materials, non-captive diversified, and food and beverage sectors. We also benefited from sector selection, particularly our overweight exposure to the building materials, property and casualty, and wireless sectors which were strong performers. Moreover, we underweighted the electric and media non-cable sectors, which were relative underperformers. Finally, we held some off-index names that performed well for the Fund.

    The main detractor from Fund performance was our cash position. Since the index does not hold cash, any cash held during a period of market appreciation will result in negative relative performance for the Fund. While most of our issuer selection helped performance, we did have some sectors in which our selection underperformed that of our style-specific benchmark – specifically, technology and paper. Similarly, some of our sector allocations detracted, namely our underweight exposure to home construction and our avoidance of the non-captive consumer sector, both of which outperformed the broader market.

    At the close of the reporting period, we remained generally positive in our assessment of high yield securities. High yield bonds have historically performed well in low-growth environments, like the one in which we find ourselves today. If and when growth picks up, and rates start to rise, the economy will likely be stronger, resulting in high yield issuers being better positioned to service their debt.

    Thank you for investing in Invesco V.I. High Yield Securities Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: JPMorgan Chase

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (3/9/84)	4.55%
10 Years	9.25
5 Years	8.23
1 Year	18.86

Series II Shares
Inception (6/5/00)	0.11%
10 Years	8.99
5 Years	7.98
1 Year	18.50

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment High Yield Portfolio, advised by Morgan Stanley Investment Advisors Inc., were reorganized into Series I and Series II shares, respectively, of Invesco V.I. High Yield Securities Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.67% and 1.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

continued from next page

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. High Yield Securities Fund

Invesco V.I. High Yield Securities Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Fixed-income securities risk. Principal risks of investing in the Fund are associated with its fixed-income securities investments that are rated below investment grade. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

    Lower rated securities (junk bonds) risk. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Public bank loans risk. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on previous page

Invesco V.I. High Yield Securities Fund

Schedule of Investments

December 31, 2012

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–90.22%
Advertising–0.12%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$20,000	$20,700
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	10,000	10,650
		31,350

Aerospace & Defense–1.26%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	25,000	26,625
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	90,000	102,600
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	35,000	38,237
7.13%, 03/15/21	80,000	87,400
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	55,000	59,125
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	15,000	15,675
		329,662

Airlines–2.73%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 03/15/11-10/18/11; Cost $115,450)(b)(c)	130,000	140,400
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	85,001	88,613
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	102,747	106,151
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	97,889	108,474
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	25,000	25,250
Delta Air Lines Pass Through Trust,
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	30,000	31,462
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	40,000	41,800
UAL Pass Through Trust, Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	66,629	73,334
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	72,413	69,154
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	10,000	10,919
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	10,000	10,712
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	10,000	10,400
		716,669

	Principal Amount	Value
Alternative Carriers–1.50%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	$85,000	$93,712
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	90,000	103,950
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	40,000	42,800
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes,
8.13%, 07/01/19	35,000	38,237
8.63%, 07/15/20	25,000	27,938
9.38%, 04/01/19	45,000	50,625
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	35,000	36,838
		394,100

Aluminum–0.50%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	130,000	131,056

Apparel Retail–1.49%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	90,000	97,875
Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	95,000	108,835
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	115,000	122,475
Limited Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	15,000	16,406
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	40,000	46,200
		391,791

Apparel, Accessories & Luxury Goods–2.78%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	110,000	121,550
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	190,000	197,600
Levi Strauss & Co.,
Sr. Unsec. Global Notes,
6.88%, 05/01/22	30,000	32,325
7.63%, 05/15/20	165,000	181,912
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	200,000	197,625
		731,012

Application Software–0.08%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	20,000	21,000

Auto Parts & Equipment–0.73%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	100,000	108,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Auto Parts & Equipment–(continued)
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/22	$40,000	$41,000
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	40,000	43,500
		192,500

Automobile Manufacturers–0.47%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	97,000	123,675

Biotechnology–0.31%
Grifols Inc. (Spain), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	30,000	33,300
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	30,000	5,756
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	40,000	43,500
		82,556

Broadcasting–1.01%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	45,000	49,050
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	20,000	20,900
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	50,000	52,375
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	90,000	91,125
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	10,000	10,550
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	30,000	30,000
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/15/19(b)	10,000	10,325
		264,325

Building Products–3.24%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	80,000	79,200
Building Materials Corp. of America, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	95,000	105,331
Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	105,000	106,378
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	30,000	33,413
Nortek Inc.,
Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	140,000	157,500
10.00%, 12/01/18	65,000	73,775
Ply Gem Industries Inc.,
Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	70,000	77,000
Sr. Unsec. Gtd. Notes, 9.38%, 04/15/17(b)	30,000	32,700
USG Corp.,
Sr. Unsec. Gtd. Notes,
7.88%, 03/30/20(b)	80,000	89,700
8.38%, 10/15/18(b)	10,000	11,175

	Principal Amount	Value
Building Products–(continued)
Sr. Unsec. Notes, 9.75%, 01/15/18	$75,000	$85,031
		851,203

Cable & Satellite–2.89%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 5.88%, 09/15/22	15,000	15,150
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 4.63%, 07/15/17	115,000	120,462
5.88%, 07/15/22	20,000	21,600
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	15,000	15,150
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	75,000	83,063
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	25,000	28,625
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	240,000	261,000
7.50%, 04/01/21	10,000	10,975
Sr. Unsec. Gtd. Notes,
6.63%, 12/15/22(b)	105,000	108,937
7.25%, 10/15/20(b)	10,000	10,850
ViaSat Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	50,000	52,500
Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	30,000	31,500
		759,812

Casinos & Gaming–5.74%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	90,000	98,100
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	85,000	63,325
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	55,000	55,413
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	65,000	57,200
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	20,000	19,575
Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	10,000	9,875
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	60,000	64,200
10.75%, 01/15/17	101,016	110,107
Sr. Sec. Gtd. Notes,
7.63%, 01/15/16(b)	10,000	10,700
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes,
6.63%, 07/15/15	65,000	69,713
Sr. Unsec. Gtd. Notes,
6.75%, 10/01/20(b)	105,000	107,362
7.75%, 03/15/22	240,000	256,800
Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	80,000	89,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	$75,000	$79,500
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.48%, 02/01/14(b)(d)	75,000	74,156
Sr. Sec. Notes, 9.13%, 02/01/15(b)	128,000	129,120
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes,
5.38%, 03/15/22	60,000	63,825
7.75%, 08/15/20	130,000	148,525
		1,506,896

Coal & Consumable Fuels–0.94%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	20,000	21,700
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	95,000	103,313
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	115,000	122,475
		247,488

Communications Equipment–0.57%
Avaya Inc.,
Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	100,000	94,000
9.00%, 04/01/19(b)	25,000	25,375
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	35,000	31,325
		150,700

Computer & Electronics Retail–0.54%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	130,000	143,000

Computer Storage & Peripherals–0.54%
Seagate HDD Cayman,
Sr. Unsec. Gtd. Global Notes,
7.00%, 11/01/21	105,000	113,137
7.75%, 12/15/18	25,000	27,563
		140,700

Construction & Engineering–1.58%
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	115,000	121,900
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	30,000	31,800
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	250,000	260,000
		413,700

Construction & Farm Machinery & Heavy Trucks–1.66%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	75,000	88,781
CNH Capital LLC, Sr. Unsec. Gtd. Notes, 3.88%, 11/01/15(b)	15,000	15,525

	Principal Amount	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	$95,000	$94,525
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	50,000	56,375
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	65,000	63,050
Terex Corp.,
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	10,000	10,650
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	15,000	15,825
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	85,000	90,631
		435,362

Construction Materials–1.11%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	100,000	108,880
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	170,000	183,600
		292,480

Consumer Finance–1.34%
Ally Financial Inc.,
Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	75,000	91,031
8.00%, 03/15/20	140,000	172,200
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	20,000	21,100
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	60,000	66,450
		350,781

Data Processing & Outsourced Services–2.02%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	160,000	175,000
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	85,000	85,425
Sr. Sec. Gtd. Notes,
6.75%, 11/01/20(b)	145,000	147,537
7.38%, 06/15/19(b)	60,000	62,550
SunGard Data Systems Inc.,
Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	30,000	32,288
7.63%, 11/15/20	25,000	27,500
		530,300

Department Stores–0.23%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	65,000	60,044

Distillers & Vintners–0.62%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)	100,000	65,000
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes,
4.63%, 03/01/23	10,000	10,500
7.25%, 05/15/17	65,000	76,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Distillers & Vintners–(continued)
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	$10,000	$11,513
		163,388

Diversified Banks–0.21%
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	50,000	43,375
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	10,000	10,507
		53,882

Diversified Metals & Mining–1.26%
FMG Resources Pty. Ltd. (Australia),
Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	90,000	93,600
6.88%, 04/01/22(b)	80,000	82,400
7.00%, 11/01/15(b)	10,000	10,600
Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	45,000	27,450
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	115,973
		330,023

Electrical Components & Equipment–0.32%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	55,000	56,925
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	25,000	27,313
		84,238

Electronic Manufacturing Services–0.39%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	100,000	102,500

Environmental & Facilities Services–0.21%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	20,000	20,850
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	35,000	33,250
		54,100

Forest Products–0.30%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	85,000	77,350
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17 (Acquired 10/14/10; Cost $10,000)(b)(c)	10,000	1,550
		78,900

Gas Utilities–0.73%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	40,000	39,750
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	55,000	60,088
Sr. Unsec. Notes, 7.38%, 03/15/20	85,000	92,437
		192,275

	Principal Amount	Value
Gold–0.16%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	$40,000	$41,000

Health Care Equipment–0.32%
Biomet Inc.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	20,000	21,300
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	35,000	35,000
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	10,000	9,675
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	20,000	17,850
		83,825

Health Care Facilities–2.17%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	50,000	54,750
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	245,000	254,187
HealthSouth Corp.,
Sr. Unsec. Gtd. Notes,
5.75%, 11/01/24	20,000	20,500
7.25%, 10/01/18	54,000	59,130
7.75%, 09/15/22	31,000	34,177
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	70,000	68,950
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	5,000	5,088
Sr. Unsec. Global Notes, 8.00%, 08/01/20	20,000	21,650
Sr. Unsec. Notes, 6.75%, 02/01/20(b)	50,000	51,750
		570,182

Health Care Services–0.20%
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	50,000	53,000

Health Care Technology–0.52%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	125,000	136,563

Homebuilding–2.88%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	60,000	60,675
8.13%, 06/15/16	100,000	107,500
K. Hovnanian Enterprises Inc.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	195,000	192,319
Sr. Unsec. Gtd. Notes, 11.88%, 10/15/15	15,000	16,388
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	85,000	95,837
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	90,000	98,437
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	30,000	32,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Homebuilding–(continued)
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	$35,000	$36,137
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	77,000	82,294
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	30,000	34,238
		756,750

Hotels, Resorts & Cruise Lines–0.45%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	7,000	7,779
Royal Caribbean Cruises Ltd.,
Sr. Unsec. Global Notes,
5.25%, 11/15/22	55,000	58,300
7.25%, 03/15/18	15,000	17,062
7.50%, 10/15/27	30,000	34,125
		117,266

Household Products–0.52%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	80,000	85,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Notes, 5.75%, 10/15/20(b)	50,000	51,813
		136,813

Housewares & Specialties–0.24%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	50,000	52,125
Spectrum Brands Escrow Corp., Sr. Unsec. Notes, 6.38%, 11/15/20(b)	10,000	10,675
		62,800

Independent Power Producers & Energy Traders–1.44%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	155,000	174,762
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	74,000	82,140
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes,
7.63%, 01/15/18	90,000	99,900
Sr. Unsec. Gtd. Notes,
6.63%, 03/15/23(b)	20,000	21,500
		378,302
Industrial Machinery–0.43%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	30,000	31,162
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	10,000	10,775
Mcron Finance Sub LLC/Mcron Finance Corp., Sr. Sec. Notes, 8.38%, 05/15/19(b)	10,000	10,325
SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	55,000	61,669
		113,931

	Principal Amount	Value
Insurance Brokers–0.17%
Onex USI Acquisition Corp., Sr. Unsec. Notes, 7.75%, 01/15/21(b)	$45,000	$45,169

Integrated Oil & Gas–0.06%
Northern Tier Energy LLC/ Northern Tier Finance Corp., Sr. Sec. Gtd. Notes, 7.13%, 11/15/20(b)	15,000	15,525

Internet Software & Services–0.26%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	60,000	66,900

Leisure Facilities–0.10%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	25,000	26,625

Leisure Products–0.55%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	140,000	143,325

Marine–0.26%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	30,000	28,200
Stena AB (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	40,000	39,850
		68,050

Movies & Entertainment–1.48%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	85,000	94,350
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	15,000	15,262
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	110,000	115,225
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	148,000	163,540
		388,377

Multi-Line Insurance–3.53%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	215,000	280,575
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	45,000	46,266
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	85,000	98,281
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	230,000	261,050
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	165,000	240,978
		927,150

Office Services & Supplies–0.21%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	20,000	21,650
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	35,000	33,775
		55,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Oil & Gas Drilling–0.30%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	$9,000	$9,720
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	65,000	69,550
		79,270

Oil & Gas Equipment & Services–0.94%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	45,000	48,206
Gulfmark Offshore Inc., Sr. Unsec. Notes, 6.38%, 03/15/22(b)	25,000	25,813
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	125,000	125,625
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	45,000	48,136
		247,780

Oil & Gas Exploration & Production–6.33%
Berry Petroleum Co., Sr. Unsec. Notes,
6.38%, 09/15/22	40,000	41,900
6.75%, 11/01/20	35,000	37,800
Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes,
7.63%, 11/15/22	20,000	21,150
8.25%, 09/01/21	110,000	120,175
Sr. Unsec. Gtd. Notes,
7.63%, 11/15/22(b)	40,000	42,300
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 11/15/20	65,000	71,012
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	10,000	10,463
6.63%, 08/15/20	93,000	100,440
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	85,000	93,500
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	30,000	33,938
8.25%, 10/01/19	50,000	56,187
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	60,000	63,600
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	135,000	131,287
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	45,000	45,281
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	70,000	74,375
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	10,000	10,925
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	55,000	58,678
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	15,000	16,266
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	40,000	43,100

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
6.13%, 06/15/19	$65,000	$71,175
6.50%, 11/15/20	45,000	49,838
QEP Resources Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/23	30,000	32,025
Sr. Unsec. Notes,
5.38%, 10/01/22	55,000	59,400
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	15,000	15,788
5.75%, 06/01/21	105,000	112,875
SM Energy Co., Sr. Unsec. Global Notes,
6.50%, 11/15/21	30,000	32,250
6.50%, 01/01/23	20,000	21,500
6.63%, 02/15/19	70,000	75,075
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	55,000	59,331
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	55,000	59,675
		1,661,309

Oil & Gas Refining & Marketing–0.70%
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	70,000	70,000
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	25,000	26,750
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	30,000	31,275
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	50,000	55,125
		183,150

Oil & Gas Storage & Transportation–3.38%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/23	35,000	35,788
5.88%, 04/15/21	75,000	80,062
6.13%, 07/15/22	10,000	10,825
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/20(b)	25,000	26,250
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	115,000	123,912
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	30,000	30,750
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	95,000	109,844
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	35,000	36,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	$80,000	$87,100
6.25%, 06/15/22	45,000	49,669
6.50%, 08/15/21	70,000	76,825
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	105,000	115,500
Sr. Unsec. Gtd. Notes,
5.25%, 05/01/23(b)	25,000	25,875
6.38%, 08/01/22(b)	20,000	21,900
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	55,000	58,300
		888,956

Other Diversified Financial Services–0.15%
Citigroup, Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	40,000	40,420

Packaged Foods & Meats–0.79%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	65,000	68,088
Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	60,000	66,150
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	80,000	73,400
		207,638

Paper Packaging–0.59%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	145,000	155,513

Paper Products–0.72%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	10,000	10,350
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	75,000	82,313
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	90,000	95,625
		188,288

Personal Products–0.43%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	100,000	114,000

Pharmaceuticals–0.06%
Endo Health Solutions Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	15,000	16,125

Real Estate Services–0.33%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	80,000	87,800

Regional Banks–1.46%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	25,000	25,875

	Principal Amount	Value
Regional Banks–(continued)
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	$160,000	$174,400
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	50,000	55,500
Unsec. Sub. Global Notes,
5.13%, 06/15/17	130,000	128,700
		384,475

Research & Consulting Services–0.37%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	90,000	96,525

Semiconductor Equipment–1.51%
Amkor Technology Inc.,
Sr. Unsec. Global Notes, 6.63%, 06/01/21	175,000	175,875
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	100,000	104,250
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	110,000	117,700
		397,825

Semiconductors–0.72%
Freescale Semiconductor Inc.,
Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	109,000	119,627
Sr. Unsec. Gtd. Global Notes, 10.75%, 08/01/20	65,000	70,038
		189,665

Specialized Finance–3.83%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	105,000	111,825
Aircastle Ltd.,
Sr. Unsec. Global Notes, 6.75%, 04/15/17	140,000	151,200
Sr. Unsec. Global Sub. Notes, 7.63%, 04/15/20	45,000	50,625
Sr. Unsec. Notes, 6.25%, 12/01/19(b)	10,000	10,475
CIT Group Inc.,
Sr. Unsec. Global Notes,
4.25%, 08/15/17	70,000	72,625
5.00%, 08/15/22	50,000	53,875
5.25%, 03/15/18	90,000	97,200
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	65,000	70,850
International Lease Finance Corp.,
Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	65,000	75,522
Sr. Unsec. Global Notes,
5.75%, 05/15/16	20,000	21,080
5.88%, 08/15/22	100,000	106,375
6.25%, 05/15/19	30,000	32,241
8.63%, 09/15/15	75,000	84,469
8.75%, 03/15/17	44,000	50,902
Sr. Unsec. Notes, 8.25%, 12/15/20	15,000	17,925
		1,007,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount	Value
Specialized REIT’s–1.08%
Felcor Lodging L.P., Sr. Sec. Notes, 5.63%, 03/01/23(b)	$20,000	$20,125
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	50,000	55,438
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	75,000	82,687
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	60,000	65,400
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	55,000	60,019
		283,669

Specialty Chemicals–1.09%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	20,000	20,850
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	70,000	63,350
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	140,000	154,350
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	45,000	47,475
		286,025

Specialty Stores–0.23%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	55,000	60,775

Steel–0.97%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.75%, 02/25/22	30,000	31,494
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	70,000	75,075
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	80,000	85,000
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	25,000	26,500
Sr. Unsec. Notes, 7.00%, 02/01/18	35,000	37,100
		255,169

Systems Software–0.27%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/06/10-01/06/11; Cost $97,013)(b)	95,000	69,825

Technology Distributors–0.04%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,575

Tires & Rubber–0.32%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	75,000	84,750

Trading Companies & Distributors–0.38%
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	40,000	43,200

	Principal Amount	Value
Trading Companies & Distributors–(continued)
United Rentals North America Inc.,
Sr. Sec. Gtd. Notes, 5.75%, 07/15/18(b)	$10,000	$10,825
Sr. Unsec. Global Notes, 8.25%, 02/01/21	40,000	45,300
		99,325

Trucking–1.75%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	130,000	144,300
9.75%, 03/15/20	25,000	29,000
HDTFS Inc.,
Sr. Unsec. Gtd. Notes,
5.88%, 10/15/20(b)	5,000	5,250
6.25%, 10/15/22(b)	10,000	10,725
Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	45,000	49,612
7.38%, 01/15/21	125,000	138,125
7.50%, 10/15/18	75,000	83,250
		460,262

Wireless Telecommunication Services–6.11%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	30,000	32,363
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	200,000	205,500
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	200,000	220,500
MetroPCS Wireless Inc.,
Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20	120,000	128,700
7.88%, 09/01/18	65,000	70,484
Sprint Capital Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 11/15/28	55,000	57,544
6.90%, 05/01/19	160,000	174,800
Sprint Nextel Corp.,
Sr. Unsec. Global Notes,
6.00%, 11/15/22	60,000	61,800
7.00%, 08/15/20	55,000	60,362
11.50%, 11/15/21	25,000	34,125
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	30,000	35,250
9.00%, 11/15/18(b)	65,000	80,600
VimpelCom (Russia), Unsec. Loan Participation Notes, 7.75%, 02/02/21(b)	200,000	232,000
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	200,000	210,500
		1,604,528
Total U.S. Dollar Denominated Bonds and Notes (Cost $22,257,191)		23,699,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–5.01%(f)
Broadcasting–0.81%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	100,000	$139,527
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	50,000	72,402
			211,929

Casinos & Gaming–1.13%
Codere Finance Luxembourg S.A. (Spain),
Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	109,510
REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	100,000	109,510
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	75,000	78,668
			297,688

Construction Materials–1.07%
Cemex Finance Europe B.V. (Mexico), Sr. Unsec. Gtd. Euro Notes, 4.75%, 03/05/14	EUR	100,000	135,568
Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	100,000	144,804
			280,372

Distillers & Vintners–0.15%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)	EUR	50,000	40,242

Diversified Chemicals–0.24%
Kerling PLC (United Kingdom), Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	63,496

Health Care Technology–0.26%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	50,000	67,718

Investment Banking & Brokerage–0.57%
Boparan Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	100,000	149,224

Leisure Facilities–0.50%
Cirsa Funding Luxembourg S.A. (Spain),
Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	50,000	66,135
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	50,000	66,135
			132,270

Other Diversified Financial Services–0.28%
TVN Finance Corp II AB (Poland), Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	50,000	73,227
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,303,874)			1,316,166

	Shares	Value
Preferred Stocks–2.30%
Automobile Manufacturers–0.36%
General Motors Co., Series B, $2.38 Conv. Pfd.	2,130	$93,997

Consumer Finance–0.33%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)	89	87,417

Diversified Banks–0.30%
Royal Bank of Scotland PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	3,335	79,740

Industrial REIT’s–0.11%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	1,045	27,870

Multi-Line Insurance–0.47%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	4,255	122,161

Regional Banks–0.58%
Zions Bancorp., Series C, 9.50% Pfd.	5,910	152,951

Tires & Rubber–0.15%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	855	40,365
Total Preferred Stocks (Cost $587,906)		604,501

Common Stocks & Other Equity Interests–0.40%

Automobile Manufacturers–0.30%
General Motors Co.(g)(h)	1,239	35,721
General Motors Co. -Wts. expiring 07/10/16(g)(h)	1,125	21,938
General Motors Co. -Wts. expiring 07/10/19(g)(h)	1,125	14,051
Motors Liquidation Co. GUC Trust(g)(h)	311	6,568
		78,278

Paper Products–0.10%
NewPage Holding Corp. (Acquired 07/21/11-08/29/11; Cost $60,477)(b)(j)	280	27,534
Total Common Stocks & Other Equity Interests (Cost $161,695)		105,812

Money Market Funds–1.09%
Liquid Assets Portfolio –Institutional Class(i)	142,461	142,461
Premier Portfolio –Institutional Class(i)	142,460	142,460
Total Money Market Funds (Cost $284,921)		284,921
TOTAL INVESTMENTS–99.02% (Cost $24,595,587)		26,010,677
OTHER ASSETS LESS LIABILITIES–0.98%		256,721
NET ASSETS–100.00%		$26,267,398

Investment Abbreviations:

CAD	— Canadian Dollar
Conv.	— Convertible
Ctfs.	— Certificates
Deb.	— Debentures
EUR	— Euro

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Gtd.	— Guaranteed
Jr.	— Junior
Pfd.	— Preferred
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
Wts.	— Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $7,929,680, which represented 30.19% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2012 was $141,950, which represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	Acquired as part of the General Motors reorganization.
(h)	Non-income producing security.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.
(j)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $24,310,666)	$25,725,756
Investments in affiliated money market funds, at value and cost	284,921
Total investments, at value (Cost $24,595,587)	26,010,677
Foreign currencies, at value (Cost $58,253)	58,418
Receivable for:
Fund shares sold	2,400
Dividends and interest	453,300
Investment for trustee deferred compensation and retirement plans	11,035
Other assets	1,539
Total assets	26,537,369

Liabilities:
Payable for:
Investments purchased	120,914
Fund shares reacquired	44,546
Foreign currency contracts	35,235
Accrued fees to affiliates	14,198
Accrued other operating expenses	41,520
Trustee deferred compensation and retirement plans	13,558
Total liabilities	269,971
Net assets applicable to shares outstanding	$26,267,398

Net assets consist of:
Shares of beneficial interest	$108,543,769
Undistributed net investment income	1,633,343
Undistributed net realized gain (loss)	(78,079,777)
Unrealized appreciation (depreciation)	(5,829,937)
$26,267,398

Net Assets:
Series I	$14,431,847
Series II	$11,835,551

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	12,335,324
Series II	10,110,896
Series I:
Net asset value per share	$1.17
Series II:
Net asset value per share	$1.17

Investment income:
Interest	$1,897,453
Dividends	71,054
Dividends from affiliated money market funds	581
Total investment income	1,969,088

Expenses:
Advisory fees	109,930
Administrative services fees	76,159
Custodian fees	8,651
Distribution fees — Series II	30,299
Transfer agent fees	2,700
Trustees’ and officers’ fees and benefits	22,134
Other	15,167
Total expenses	265,040
Less: Fees waived	(589)
Net expenses	264,451
Net investment income	1,704,637

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	535,944
Foreign currencies	(5,248)
Foreign currency contracts	130,234
660,930
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,165,580
Foreign currencies	1,635
Foreign currency contracts	(136,825)
2,030,390
Net realized and unrealized gain	2,691,320
Net increase in net assets resulting from operations	$4,395,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,704,637	$1,769,132
Net realized gain	660,930	1,092,339
Change in net unrealized appreciation (depreciation)	2,030,390	(2,352,285)
Net increase in net assets resulting from operations	4,395,957	509,186

Distributions to shareholders from net investment income:
Series I	(1,020,193)	(1,187,359)
Series ll	(821,089)	(1,065,238)
Total distributions from net investment income	(1,841,282)	(2,252,597)

Share transactions-net:
Series l	(319,697)	(1,728,255)
Series ll	(1,623,079)	(3,049,386)
Net increase (decrease) in net assets resulting from share transactions	(1,942,776)	(4,777,641)
Net increase (decrease) in net assets	611,899	(6,521,052)

Net assets:
Beginning of year	25,655,499	32,176,551
End of year (includes undistributed net investment income of $1,633,343 and $1,509,910, respectively)	$26,267,398	$25,655,499

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. High Yield Securities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. High Yield Securities Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.42%
Next $250 million	0.345%
Next $250 million	0.295%
Next $1 billion	0.27%
Next $1 billion	0.245%
Over $3 billion	0.22%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.75% and Series II shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following

Invesco V.I. High Yield Securities Fund

expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $589.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $26,159 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$873,714	$93,986	$27,534	$995,234
Corporate Debt Securities	—	25,015,443	0	25,015,443
	873,714	25,109,429	27,534	26,010,677
Foreign Currency Contracts*	—	(34,835)	—	(34,835)
Total Investments	$873,714	$25,074,594	$27,534	$25,975,842

*	Unrealized appreciation (depreciation).

Invesco V.I. High Yield Securities Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts (a)	$—	$35,235

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain
Currency risk	$130,234
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(136,825)
Total	$(6,591)

*	The average notional value of foreign currency contracts outstanding during the period was $1,532,039.

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/08/13	RBC Dain Rauscher	EUR	907,000	USD	1,162,322	$1,197,157	$(34,835)
Closed Foreign Currency Contracts
		Contract to				Notional Value	Realized Gain (Loss)
Settlement Date	Counterparty	Deliver		Receive
02/08/13	RBC Dain Rauscher	EUR	117,000	USD	149,439	$149,839	$(400)
Total foreign currency contracts							$(35,235)

Currency Abbreviations:

EUR	– Euro

USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. High Yield Securities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,841,282	$2,252,597

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,698,555
Net unrealized appreciation — investments	1,360,224
Net unrealized appreciation (depreciation) — other investments	(7,210,193)
Temporary book/tax differences	(12,242)
Capital loss carryforward	(78,112,715)
Shares of beneficial interest	108,543,769
Total net assets	$26,267,398

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $262,449 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
December 31, 2013	$15,736,680		$—	$15,736,680
December 31, 2014	6,219,062		—	6,219,062
December 31, 2016	1,794,343		—	1,794,343
December 31, 2017	10,401,018		—	10,401,018
December 31, 2018	43,961,612		—	43,961,612
	$78,112,715	$		$78,112,715

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $12,639,277 and $14,467,575, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,664,199
Aggregate unrealized (depreciation) of investment securities	(303,975)
Net unrealized appreciation of investment securities	$1,360,224

Cost of investments for tax purposes is $24,650,453.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on December 31, 2012, undistributed net investment income was increased by $260,078, undistributed net realized gain (loss) was increased by $23,575,179 and shares of beneficial interest was decreased by $23,835,257. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. High Yield Securities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,110,767	$1,270,624	692,930	$784,581
Series II	254,166	292,559	139,366	158,013

Issued as reinvestment of dividends:
Series I	902,825	1,020,193	1,164,078	1,187,359
Series II	726,627	821,089	1,044,351	1,065,238

Reacquired:
Series I	(2,277,659)	(2,610,514)	(3,232,497)	(3,700,195)
Series II	(2,386,876)	(2,736,727)	(3,722,675)	(4,272,637)
Net increase (decrease) in share activity	(1,670,150)	$(1,942,776)	(3,914,447)	$(4,777,641)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$1.06	$0.08	$0.12	$0.20	$(0.09)	$1.17	18.86%	$14,432	0.90	%(d)	0.90	%(d)	6.62	%(d)	50%
Year ended 12/31/11	1.15	0.07	(0.06)	0.01	(0.10)	1.06	1.10	13,403	1.67		1.67		6.24		63
Year ended 12/31/10	1.13	0.08	0.04	0.12	(0.10)	1.15	10.19	16,049	1.97		1.98		7.37		116
Year ended 12/31/09	0.85	0.09	0.27	0.36	(0.08)	1.13	44.56	16,824	1.74	(e)	1.75	(e)	8.76	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.13)	13,226	1.48	(e)	1.48	(e)	6.90	(e)	44
Series II
Year ended 12/31/12	1.06	0.07	0.12	0.19	(0.08)	1.17	18.50	11,836	1.15	(d)	1.15	(d)	6.37	(d)	50
Year ended 12/31/11	1.15	0.07	(0.06)	0.01	(0.10)	1.06	0.77	12,252	1.92		1.92		5.99		63
Year ended 12/31/10	1.13	0.08	0.03	0.11	(0.09)	1.15	10.36	16,128	2.22		2.23		7.12		116
Year ended 12/31/09	0.85	0.08	0.28	0.36	(0.08)	1.13	44.27	16,723	1.99	(e)	2.00	(e)	8.51	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.20)	13,973	1.73	(e)	1.73	(e)	6.65	(e)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $14,054 and $12,120 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the ratios are 0.01% and less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. High Yield Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around March 2013. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

Invesco V.I. High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period [2,3]	Ending Account Value (12/31/12)	Expenses Paid During Period [2,4]
Series I	$1,000.00	$1,086.10	$3.30	$1,021.97	$3.20	0.63%
Series II	1,000.00	1,082.90	4.61	1,020.71	4.47	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. The annualized expense ratios have been restated to reflect litigation expenses. Had these expenses occurred the annualized expense ratios for the most recent fiscal half year would have been 1.14% and 1.39% for Series I and Series II, respectively.
[3]	The actual expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $5.98 and $7.28 for Series I and Series II, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $5.79 and $7.05 for Series I and Series II, respectively.

Invesco V.I. High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	3.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Securities Fund

Invesco V.I. International Growth Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. International Growth Fund delivered double-digit gains but underperformed its style-specific and peer group benchmarks. The Fund’s high single-digit cash position throughout the fiscal year detracted from performance as markets rebounded at the end of the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	15.53%
Series II Shares	15.26
MSCI EAFE Index‚ (Broad Market Index)	17.32
MSCI EAFE Growth Index‚ (Style-Specific Index)	16.86
Lipper VUF International Growth Funds Index ■ (Peer Group Index)	19.17

Source	(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices do not fully reflect these attributes.

While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	A company’s fundamentals deteriorate, or it posts disappointing earnings.
■	A stock appears overvalued.
■	A more attractive investment opportunity becomes available.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012. During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps to allow for the direct recapitalization of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union during their most recent summit. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    In this environment, we continued to construct the Fund’s portfolio with a bottom-up approach, selecting stocks on an individual basis. The Fund fared better than its style-specific benchmark in six of 10 sectors, significantly outperforming in the materials and information technology (IT) sectors. In each sector, strong stock selection was a key driver of relative results.

    In the materials sector, strong stock selection led the Fund to meaningfully outperform the style-specific index. The Fund’s underweight exposure to this weak sector versus its style-specific index also supported relative results.

    As a group, the Fund’s holdings in the consumer discretionary sector delivered double-digit gains, outperforming the style-specific index’s holdings for the reporting period. The Fund’s holdings in the media, multiline retail and hotels, restaurants and leisure industries were particularly strong. Top contributors in this sector included UK-based retailer Next, German automobile maker Volkswagen and UK-based professional information solutions publisher Reed Elsevier.

Portfolio Composition
By sector

Consumer Discretionary	22.2%
Information Technology	12.5
Financials	10.6
Consumer Staples	10.2
Industrials	9.8
Health Care	9.3
Energy	8.7
Materials	4.8
Telecommunication Services	2.4
Utilities	0.9
Money Market Funds
Plus Other Assets Less Liabilities	8.6

Top 10 Equity Holdings*

1. SAP AG	2.5%
2. Reed Elsevier PLC	2.5
3. Compass Group PLC	2.4
4. Anheuser-Busch InBev N.V.	2.3
5. Suncor Energy, Inc.	2.0
6. Imperial Tobacco Group PLC	2.0
7. Brambles Ltd.	1.8
8. Volkswagen AG-Preference Shares	1.8
9. Roche Holding AG	1.8
10. Teva Pharmaceutical Industries Ltd.-ADR	1.7

Total Net Assets	$1.4 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. International Growth Fund

    In contrast, stock selection combined with an underweight exposure to the strong-performing consumer staples sector detracted from relative returns.

    The Fund’s high single-digit cash position throughout the fiscal year detracted from performance as markets rebounded at the end of the reporting period. It is important to note that we do not use cash for “top-down” tactical asset allocation purposes. Historically when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the market-place rather than an overall negative opinion on markets. However, concerns about further downside risk led us to be cautious investors throughout the reporting period.

    In broad geographic terms, the Fund benefited most significantly from strong stock performance in the UK, the largest country allocation in the portfolio. Within the UK, one of the largest contributors to Fund performance included Compass Group, a global leader in foodservice management and support services.

    In the Asia Pacific region, outperformance of the style-specific index was led by the Fund’s continued underweight exposure to Japan. The Japanese economy continued to face significant headwinds, including a weak export market, the result of the yen remaining near record highs. This put significant pressure on export-oriented companies. Much of the growth in the Japanese stock market this year reflected a temporary benefit resulting from the resumption of production after the devastating 2011 earthquake and tsunami. In our opinion, this boost is unlikely to last much beyond 2012.

    As mentioned above, stock selection in the portfolio is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the portfolio’s overall profile. The Fund ended the reporting period with overweight exposure (relative to our style-specific benchmark) to the consumer discretionary, IT, energy and telecommunication services sectors. The Fund had underweight exposure to the consumer staples, materials, industrials, financials, health care and utilities sectors.

    With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio manager and chief investment officer of Invesco’s international growth investments team, is lead manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Steve Cao Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Jason Holzer Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Mark Jason Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (5/5/93)	7.41%
10 Years	10.53
5 Years	-0.39
1 Year	15.53

Series II Shares
Inception (9/19/01)	7.99%
10 Years	10.25
5 Years	-0.64
1 Year	15.26

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

    The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.

    The Lipper VUF International Growth Funds Index is an unmanaged index considered representative of international growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–91.38%
Australia–5.14%
BHP Billiton Ltd.	387,469	$15,148,628
Brambles Ltd.	3,267,078	26,028,641
CSL Ltd.	273,542	15,470,076
WorleyParsons Ltd.	657,369	16,234,741
		72,882,086

Belgium–2.28%
Anheuser-Busch InBev N.V.	369,776	32,300,729

Brazil–1.73%
Banco Bradesco S.A.–ADR	1,416,552	24,605,508

Canada–8.39%
Agrium Inc.	134,833	13,465,643
Canadian National Railway Co.	132,030	12,013,972
Canadian Natural Resources Ltd.	340,209	9,815,237
Cenovus Energy Inc.	394,929	13,243,867
CGI Group Inc.–Class A(a)	508,229	11,744,508
Fairfax Financial Holdings Ltd.	39,373	14,221,002
Potash Corp. of Saskatchewan Inc.	400,673	16,338,514
Suncor Energy, Inc.	858,148	28,276,439
		119,119,182

China–4.90%
Baidu, Inc. –ADR(a)	236,688	23,737,439
China Mobile Ltd.	1,480,500	17,343,589
CNOOC Ltd.	5,214,000	11,449,488
Industrial & Commercial Bank of China Ltd.–Class H	23,652,000	17,058,281
		69,588,797

Denmark–0.98%
Novo Nordisk A.S.–Class B	85,235	13,915,642

France–4.53%
Cap Gemini S.A.	220,478	9,604,393
Eutelsat Communications S.A.	279,237	9,267,847
L’Oreal S.A.	71,381	9,967,063
Publicis Groupe S.A.	305,046	18,269,429
Schneider Electric S.A.	230,673	17,197,228
		64,305,960

Germany–7.67%
Adidas AG	257,459	22,934,708
Deutsche Boerse AG	187,535	11,441,605
Fresenius Medical Care AG & Co. KGaA	204,991	14,157,368
SAP AG	439,795	35,216,315
Volkswagen AG–Preference Shares	110,415	25,109,575
		108,859,571

	Shares	Value
Hong Kong–2.26%
Galaxy Entertainment Group Ltd.(a)	4,009,000	$15,992,445
Hutchison Whampoa Ltd.	1,510,000	16,019,674
		32,012,119

Ireland–1.71%
Shire PLC	260,953	8,016,868
WPP PLC	1,119,631	16,280,888
		24,297,756

Israel–1.74%
Teva Pharmaceutical Industries Ltd.–ADR	660,798	24,674,197

Japan–5.28%
Canon Inc.	150,100	5,879,443
Denso Corp.	287,600	9,993,755
Fanuc Corp.	73,700	13,687,365
Keyence Corp.	73,500	20,258,450
Komatsu Ltd.	297,837	7,611,387
Toyota Motor Corp.	375,200	17,489,832
		74,920,232

Mexico–3.65%
America Movil S.A.B. de C.V.–ADR	698,812	16,170,510
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	120,151	12,099,206
Grupo Televisa S.A.B.–ADR	884,282	23,504,215
		51,773,931

Netherlands–1.23%
Unilever N.V.	463,092	17,466,912

Singapore–2.33%
Keppel Corp. Ltd.	2,125,661	19,317,156
United Overseas Bank Ltd.	837,000	13,710,429
		33,027,585

South Korea–2.52%
Hyundai Mobis	73,457	20,039,083
NHN Corp.	73,018	15,659,797
		35,698,880

Spain–1.13%
Amadeus IT Holding S.A.–Class A	641,922	16,101,842

Sweden–4.40%
Investment AB Kinnevik–Class B	433,738	9,064,947
Investor AB–Class B	636,032	16,685,473
Swedbank AB–Class A	727,648	14,321,917
Telefonaktiebolaget LM Ericsson–Class B	1,036,186	10,424,396
Volvo AB–Class B	864,575	11,924,701
		62,421,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Switzerland–8.02%
ABB Ltd.	753,828	$15,637,881
Julius Baer Group Ltd.	401,686	14,438,699
Nestle S.A.	323,111	21,034,861
Novartis AG	239,018	15,118,542
Roche Holding AG	122,208	24,873,698
Syngenta AG	56,333	22,702,679
		113,806,360

Taiwan–1.08%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	890,024	15,272,812

Turkey–1.07%
Akbank T.A.S.	3,053,947	15,117,871

United Kingdom–18.40%
BG Group PLC	1,215,588	20,388,951
British American Tobacco PLC	474,212	24,034,994
British Sky Broadcasting Group PLC	1,192,941	14,906,230
Centrica PLC	2,347,627	12,756,766
Compass Group PLC	2,820,635	33,368,221
Gazprom OAO–ADR	760,500	7,292,338
Imperial Tobacco Group PLC	725,580	28,025,923
Informa PLC	1,688,165	12,492,433
Kingfisher PLC	3,498,804	16,151,672
Next PLC	234,536	14,479,743
Pearson PLC	532,595	10,414,768
Reed Elsevier PLC	3,325,189	34,923,812
Royal Dutch Shell PLC–Class B	471,279	16,684,290
Smith & Nephew PLC	1,371,839	15,185,836
		261,105,977

United States–0.94%
Avago Technologies Ltd.	420,309	13,306,983
Total Common Stocks & Other Equity Interests (Cost $934,547,606)		1,296,582,366

	Shares	Value
Money Market Funds–8.50%
Liquid Assets Portfolio–Institutional Class(b)	60,276,542	$60,276,542
Premier Portfolio–Institutional Class(b)	60,276,541	60,276,541
Total Money Market Funds (Cost $120,553,083)		120,553,083
TOTAL INVESTMENTS–99.88% (Cost $1,055,100,689)		1,417,135,449
OTHER ASSETS LESS LIABILITIES–0.12%		1,715,913
NET ASSETS–100.00%		$1,418,851,362

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $934,547,606)	$1,296,582,366
Investments in affiliated money market funds, at value and cost	120,553,083
Total investments, at value (Cost $1,055,100,689)	1,417,135,449
Foreign currencies, at value (Cost $514,174)	517,416
Receivable for:
Investments sold	1,295,738
Fund shares sold	957,495
Dividends	2,009,696
Investment for trustee deferred compensation and retirement plans	77,819
Other assets	190
Total assets	1,421,993,803

Liabilities:
Payable for:
Fund shares reacquired	1,484,710
Accrued fees to affiliates	1,340,432
Accrued other operating expenses	95,647
Trustee deferred compensation and retirement plans	221,652
Total liabilities	3,142,441
Net assets applicable to shares outstanding	$1,418,851,362

Net assets consist of:
Shares of beneficial interest	$1,284,343,013
Undistributed net investment income	13,999,707
Undistributed net realized gain (loss)	(241,544,197)
Unrealized appreciation	362,052,839
$1,418,851,362

Net Assets:
Series I	$591,490,817
Series II	$827,360,545

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	19,695,815
Series II	27,873,359
Series I:
Net asset value per share	$30.03
Series II:
Net asset value per share	$29.68

Investment income:
Dividends (net of foreign withholding taxes of $2,612,167)	$29,217,575
Dividends from affiliated money market funds	173,207
Total investment income	29,390,782

Expenses:
Advisory fees	9,327,362
Administrative services fees	3,480,071
Custodian fees	338,600
Distribution fees — Series II	1,828,836
Transfer agent fees	65,691
Trustees’ and officers’ fees and benefits	69,138
Other	55,474
Total expenses	15,165,172
Less: Fees waived	(175,809)
Net expenses	14,989,363
Net investment income	14,401,419

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $37,339)	16,963,841
Foreign currencies	(216,406)
16,747,435
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $52,335)	154,116,074
Foreign currencies	(242,300)
153,873,774
Net realized and unrealized gain	170,621,209
Net increase in net assets resulting from operations	$185,022,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$14,401,419	$19,119,924
Net realized gain	16,747,435	53,816,330
Change in net unrealized appreciation (depreciation)	153,873,774	(159,536,857)
Net increase (decrease) in net assets resulting from operations	185,022,628	(86,600,603)

Distributions to shareholders from net investment income:
Series I	(8,556,390)	(8,703,100)
Series ll	(9,968,702)	(6,565,728)
Total distributions from net investment income	(18,525,092)	(15,268,828)

Share transactions-net:
Series l	(26,680,260)	6,595,238
Series ll	127,622,176	90,856,363
Net increase in net assets resulting from share transactions	100,941,916	97,451,601
Net increase (decrease) in net assets	267,439,452	(4,417,830)

Net assets:
Beginning of year	1,151,411,910	1,155,829,740
End of year (includes undistributed net investment income of $13,999,707 and $18,339,786, respectively)	$1,418,851,362	$1,151,411,910

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. International Growth Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. International Growth Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.11% and Series II shares to 1.36% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $175,809.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $309,850 for accounting and fund administrative services and reimbursed $3,170,221 for services provided by insurance companies.

Invesco V.I. International Growth Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $370,338,789 and from Level 2 to Level 1 of $21,034,861, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$72,882,086	$—	$72,882,086
Belgium	—	32,300,729	—	32,300,729
Brazil	24,605,508	—	—	24,605,508
Canada	119,119,182	—	—	119,119,182
China	23,737,439	45,851,358	—	69,588,797
Denmark	—	13,915,642	—	13,915,642
France	—	64,305,960	—	64,305,960
Germany	35,216,315	73,643,256	—	108,859,571
Hong Kong	—	32,012,119	—	32,012,119
Ireland	—	24,297,756	—	24,297,756
Israel	24,674,197	—	—	24,674,197
Japan	—	74,920,232	—	74,920,232
Mexico	51,773,931	—	—	51,773,931
Netherlands	—	17,466,912	—	17,466,912
Singapore	—	33,027,585	—	33,027,585
South Korea	—	35,698,880	—	35,698,880
Spain	—	16,101,842	—	16,101,842
Sweden	—	62,421,434	—	62,421,434
Switzerland	21,034,861	92,771,499	—	113,806,360
Taiwan	15,272,812	—	—	15,272,812
Turkey	—	15,117,871	—	15,117,871
United Kingdom	16,151,672	244,954,305	—	261,105,977
United States	133,860,066	—	—	133,860,066
	$465,445,983	$951,689,466	$—	$1,417,135,449

Invesco V.I. International Growth Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities sales of $135,819, which resulted in net realized gains of $37,339.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$18,525,092	$15,268,828

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$17,912,503
Net unrealized appreciation—investments	340,322,039
Net unrealized appreciation —other investments	18,079
Temporary book/tax differences	(212,381)
Capital loss carryforward	(223,531,891)
Shares of beneficial interest	1,284,343,013
Total net assets	$1,418,851,362

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. International Growth Fund

The Fund utilized $12,836,124 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$42,539,639	$—	$42,539,639
December 31, 2017	143,189,697	—	143,189,697
December 31, 2018	37,802,555	—	37,802,555
	$223,531,891	$—	$223,531,891

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 02, 2011, the date of the reorganizations of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $356,811,603 and $289,652,148, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$349,103,402
Aggregate unrealized (depreciation) of investment securities	(8,781,363)
Net unrealized appreciation of investment securities	$340,322,039

Cost of investments for tax purposes is $1,076,813,410.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2012, undistributed net investment income was decreased by $216,406 and undistributed net realized gain (loss) was increased by $216,406. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	3,825,772	$108,462,127	4,674,557	$132,444,153
Series II	7,868,132	219,142,823	5,695,478	157,043,118

Issued as reinvestment of dividends:
Series I	293,127	8,556,390	292,246	8,703,100
Series II	345,296	9,968,702	222,492	6,565,728

Issued in connection with acquisitions:(b)
Series I	—	—	426	13,190
Series II	—	—	1,107,888	34,002,342

Reacquired:
Series I	(5,060,588)	(143,698,777)	(4,761,021)	(134,565,205)
Series II	(3,624,167)	(101,489,349)	(3,833,060)	(106,754,825)
Net increase in share activity	3,647,572	$100,941,916	3,399,006	$97,451,601

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

(b)	As of the open of business on May 2, 2011, the Fund acquired all the net assets of Invesco Van Kampen V.I. International Growth Equity Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 1,108,314 shares of the Fund for 3,524,810 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $34,015,532, including $7,388,865 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,248,419,884. The net assets of the Fund immediately following the acquisition were $1,282,435,416.
The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$19,406,572
Net realized/unrealized gains (losses)	(102,914,763)
Change in net assets resulting from operations	$(83,508,191)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$26.37	$0.35	$3.73	$4.08	$(0.42)	$—	$(0.42)	$30.03	15.53%	$591,491	1.00	%(d)	1.01	%(d)	1.24	%(d)	24%
Year ended 12/31/11	28.69	0.50	(2.38)	(1.88)	(0.44)	—	(0.44)	26.37	(6.74)	544,143	1.02		1.03		1.75		26
Year ended 12/31/10	26.01	0.38	2.92	3.30	(0.62)	—	(0.62)	28.69	12.86	586,219	1.03		1.04		1.46		38
Year ended 12/31/09	19.49	0.32	6.55	6.87	(0.35)	—	(0.35)	26.01	35.24	556,883	1.02		1.04		1.47		27
Year ended 12/31/08	33.63	0.54	(14.16)	(13.62)	(0.15)	(0.37)	(0.52)	19.49	(40.38)	446,437	1.05		1.06		1.96		44
Series II
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	—	(0.37)	29.68	15.26	827,361	1.25	(d)	1.26	(d)	0.99	(d)	24
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	—	(0.33)	26.08	(6.99)	607,269	1.27		1.28		1.50		26
Year ended 12/31/10	25.63	0.31	2.89	3.20	(0.48)	—	(0.48)	28.35	12.61	569,610	1.28		1.29		1.21		38
Year ended 12/31/09	19.23	0.27	6.44	6.71	(0.31)	—	(0.31)	25.63	34.91	1,500,514	1.27		1.29		1.22		27
Year ended 12/31/08	33.24	0.45	(13.96)	(13.51)	(0.13)	(0.37)	(0.50)	19.23	(40.55)	793,365	1.30		1.31		1.71		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $583,089 and $731,534 for Series I and Series II, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 15, 2013

Houston, Texas

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	Actual		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period [2]	Ending Account Value (12/31/12)	Expenses Paid During Period [2]
Series I	$1,000.00	$1,106.20	$5.35	$1,020.06	$5.13	1.01%
Series II	1,000.00	1,104.70	6.67	1,018.80	6.39	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction *	0%
Foreign Taxes	$0.0506	per share
Foreign Source Income	$0.6547	per share

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMCCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Invesco V.I. Mid Cap Core Equity Fund delivered positive returns for the year ended December 31, 2012, which trailed the broad market as measured by the S&P 500 Index and the Fund’s style-specific benchmark, the Russell Midcap Index. The Fund benefited from holdings in the industrials and information technology (IT) sectors, while the energy sector detracted from both absolute and relative results. The Fund’s underweight position in the consumer discretionary sector was the largest detractor from results versus the style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	10.96%
Series II Shares	10.62
S&P 500 Index‚ (Broad Market Index)	16.00
Russell Midcap Index¡ (Style-Specific Index)	17.28
Lipper VUF Mid-Cap Core Funds Index¿ (Peer Group Index)	16.60
Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We seek to manage your Fund with the goal of achieving long-run realized investor returns in excess of the Fund’s passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak-to-peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets.

The Fund’s portfolio is composed of “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as bases to construct valuation models that help us assess a company’s intrinsic worth. Our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund

The year began with improving economic data in the US and a rally in the equity markets. However, the ongoing European debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

    With pressure from overseas, US economic data began to decelerate and indicators for manufacturing, employment, consumer spending and consumer confidence weakened over the summer. Despite these headwinds, corporate earnings were resilient, and the equity markets delivered strong results for the year. All sectors in the S&P 500 Index posted gains. The financials and consumer discretionary sectors were the leading performers, while the utilities and energy sectors lagged.

    The Fund’s investments in industrials were the largest contributor to returns for the reporting period, including companies such as Terex, a global equipment manufacturer. The company’s commercial construction, late-cycle end markets had been depressed in recent years. We invested in the company as we believed there were opportunities to improve working capital and increase margins and believed that its aerial work platforms business had troughed. The stock performed well during the reporting period as strong sales growth indicated a more

Portfolio Composition
By sector

Information Technology	17.6%
Industrials	12.2
Financials	11.4
Consumer Staples	8.8
Health Care	8.8
Consumer Discretionary	8.0
Materials	7.6
Energy	6.8
Utilities	0.7
Money Market Funds Plus Other Assets Less Liabilities	18.1

Top 10 Equity Holdings*

1. Kellogg Co.	2.4%
2. Linear Technology Corp.	2.3
3. Northern Trust Corp.	2.1
4. Symantec Corp.	2.0
5. Progressive Corp. (The)	1.9
6. Xilinx, Inc.	1.7
7. Agilent Technologies, Inc.	1.7
8. Dr. Pepper Snapple Group, Inc.	1.6
9. International Flavors & Fragrances Inc.	1.6
10. Amphenol Corp.-Class A	1.6

Total Net Assets	$377.3 million

Total Number of Holdings*	80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Mid Cap Core Equity Fund

sustainable recovery in its end markets, and we trimmed our position as a result.

Another strong contributor to the Fund’s results was Adobe. The company is a leading provider of creative multimedia, content-authoring software and document technologies, and it markets widely known software products, such as Photoshop, Illustrator, Acrobat and Flash. In our opinion, Adobe is a high-quality company that is a dominant player in its respective business lines. We invested in the company several years ago as its growth slowed and a series of acquisitions created some uncertainty. The stock performed well during the reporting period as expanded product offerings improved sales. We used the opportunity to reduce our position in the stock.

The largest detractor for the reporting period was Weatherford International. The company dealt with a series of tax reporting issues, which included a restatement of its financial results for the second consecutive year. As a result of these issues, the company’s chief financial officer departed in March, which we believe was a step in the right direction. We believe the company is currently undervalued and, in the long term, has an opportunity to improve margins and capital efficiency.

Another detractor was Navistar, which manufactures heavy and medium trucks. The company’s stock was under pressure due to decelerating industry truck orders across segments and geographies and a failed emission certification from the Environmental Protection Agency. While the company took appropriate steps to rationalize costs, reduce facilities and improve its balance sheet, we had greater confidence in the risk/reward profile of other investments and sold our position during the reporting period.

Over the course of the fiscal year, we took profits in the health care, energy and industrials sectors and increased our exposure to the consumer staples and materials sectors. At the end of the reporting period, our largest overweight positions relative to the Russell Midcap Index were in the IT and consumer staples sectors, and the largest underweight positions were in the consumer discretionary and financials sectors.

Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we have the potential to deliver strong investment results with reduced risk relative to the Fund’s style-specific benchmark. As always, we would like to thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Douglas Asiello Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2000. Mr. Asiello earned a BA in international relations and Spanish from Vanderbilt University. He also earned an MBA with a concentration in finance from the Wharton School and an MA in international management from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns

As of 12/31/12

Series I Shares
Inception (9/10/01)	6.33%
10 Years	7.68
5 Years	1.99
1 Year	10.96

Series II Shares
Inception (9/10/01)	6.07%
10 Years	7.42
5 Years	1.74
1 Year	10.62

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–81.94%
Aerospace & Defense–1.52%
Exelis Inc.	223,686	$2,520,941
Moog Inc.–Class A(b)	78,143	3,206,208
		5,727,149

Apparel Retail–0.32%
Guess?, Inc.	49,272	1,209,135

Application Software–1.51%
Adobe Systems Inc.(b)	151,272	5,699,929

Asset Management & Custody Banks–2.06%
Northern Trust Corp.	155,205	7,785,083

Brewers–2.47%
Boston Beer Company, Inc. (The)–Class A(b)	30,322	4,076,793
Molson Coors Brewing Co.–Class B	122,754	5,252,644
		9,329,437

Communications Equipment–2.78%
Acme Packet, Inc.(b)	107,014	2,367,149
F5 Networks, Inc.(b)	48,325	4,694,774
Polycom, Inc.(b)	196,765	2,058,162
Tellabs, Inc.	605,607	1,380,784
		10,500,869

Computer & Electronics Retail–1.11%
GameStop Corp.–Class A	167,490	4,202,324

Computer Storage & Peripherals–1.09%
NetApp, Inc.(b)	122,501	4,109,909

Construction & Engineering–1.00%
Chicago Bridge & Iron Co. N.V.–New York Shares	81,227	3,764,871

Construction & Farm Machinery & Heavy Trucks–1.86%
Joy Global Inc.	48,905	3,119,161
Terex Corp.(b)	139,152	3,911,563
		7,030,724

Construction Materials–0.99%
CRH PLC (Ireland)	180,903	3,752,330

Data Processing & Outsourced Services–0.44%
Western Union Co. (The)	121,304	1,650,947

Department Stores–0.83%
Macy’s, Inc.	80,121	3,126,321

Diversified Chemicals–1.23%
Huntsman Corp.	292,877	4,656,744

Diversified Metals & Mining–0.77%
Compass Minerals International, Inc.	38,633	2,886,271

	Shares	Value
Electronic Components–1.56%
Amphenol Corp.–Class A	91,232	$5,902,710

Electronic Manufacturing Services–0.93%
Molex Inc.	128,999	3,525,543

Environmental & Facilities Services–1.28%
Republic Services, Inc.	165,020	4,840,037

Food Retail–0.61%
Safeway Inc.	127,620	2,308,646

Footwear–0.96%
Wolverine World Wide, Inc.	88,668	3,633,615

General Merchandise Stores–1.99%
Big Lots, Inc.(b)	145,714	4,147,020
Family Dollar Stores, Inc.	53,180	3,372,144
		7,519,164

Health Care Equipment–0.78%
Boston Scientific Corp.(b)	512,227	2,935,061

Health Care Services–0.81%
Quest Diagnostics Inc.	52,126	3,037,382

Homebuilding–0.77%
D.R. Horton, Inc.	147,080	2,909,242

Industrial Machinery–4.96%
Dover Corp.	63,831	4,194,335
Flowserve Corp.	22,008	3,230,774
ITT Corp.	191,037	4,481,728
SPX Corp.	44,070	3,091,511
Stanley Black & Decker Inc.	49,960	3,695,541
		18,693,889

Insurance Brokers–1.33%
Marsh & McLennan Cos., Inc.	145,297	5,008,388

Investment Banking & Brokerage–0.96%
Charles Schwab Corp. (The)	250,884	3,602,694

Life & Health Insurance–1.40%
Torchmark Corp.	102,154	5,278,297

Life Sciences Tools & Services–2.56%
Agilent Technologies, Inc.	157,777	6,459,391
Life Technologies Corp.(b)	64,990	3,189,709
		9,649,100

Managed Health Care–2.44%
Aetna Inc.	85,794	3,972,262
Health Net Inc.(b)	98,271	2,387,985
Humana Inc.	41,341	2,837,233
		9,197,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Marine–0.91%
Kirby Corp.(b)	55,181	$3,415,152

Multi-Sector Holdings–0.37%
PICO Holdings, Inc.(b)	69,441	1,407,569

Multi-Utilities–0.75%
CMS Energy Corp.	116,127	2,831,176

Office Services & Supplies–1.68%
Avery Dennison Corp.	124,324	4,341,394
Pitney Bowes Inc.	186,668	1,986,148
		6,327,542

Oil & Gas Drilling–0.90%
Transocean Ltd.(b)	75,810	3,384,917

Oil & Gas Equipment & Services–4.02%
Cameron International Corp.(b)	62,789	3,545,067
Dresser-Rand Group, Inc.(b)	53,974	3,030,100
Lufkin Industries, Inc.	49,589	2,882,609
Weatherford International Ltd.(b)	509,144	5,697,321
		15,155,097

Oil & Gas Exploration & Production–1.89%
Concho Resources Inc.(b)	30,016	2,418,089
Southwestern Energy Co.(b)	111,171	3,714,223
Talisman Energy Inc. (Canada)	87,198	988,191
		7,120,503

Packaged Foods & Meats–3.57%
JM Smucker Co. (The)	51,757	4,463,524
Kellogg Co.	161,468	9,017,988
		13,481,512

Paper Packaging–0.88%
Packaging Corp. of America	86,087	3,311,767

Personal Products–0.53%
Avon Products, Inc.	138,269	1,985,543

Pharmaceuticals–2.19%
Endo Health Solutions Inc.(b)	117,874	3,096,550
Shire PLC–ADR (Ireland)	56,134	5,174,432
		8,270,982

Property & Casualty Insurance–2.90%
Arch Capital Group Ltd.(b)	89,692	3,948,242
Progressive Corp. (The)	330,726	6,978,318
		10,926,560

	Shares	Value
Restaurants–1.05%
Darden Restaurants, Inc.	87,582	$3,947,321

Semiconductor Equipment–2.05%
Lam Research Corp.(b)	89,479	3,232,876
Teradyne, Inc.(b)	266,621	4,503,229
		7,736,105

Semiconductors–4.82%
Hittite Microwave Corp.(b)	5,850	363,285
Linear Technology Corp.	247,183	8,478,377
Microchip Technology Inc.	86,858	2,830,702
Xilinx, Inc.	181,576	6,518,579
		18,190,943

Soft Drinks–1.60%
Dr. Pepper Snapple Group, Inc.	136,234	6,018,818

Specialized Finance–1.13%
Moody’s Corp.	85,062	4,280,320

Specialty Chemicals–3.09%
International Flavors & Fragrances Inc.	89,648	5,965,178
Sigma-Aldrich Corp.	77,547	5,705,908
		11,671,086

Steel–0.61%
Allegheny Technologies, Inc.	75,368	2,288,172

Systems Software–2.45%
CA, Inc.	77,298	1,699,010
Symantec Corp.(b)	400,779	7,538,653
		9,237,663

Thrifts & Mortgage Finance–1.23%
People’s United Financial Inc.	383,692	4,638,836
Total Common Stocks & Other Equity Interests (Cost $268,701,606)		309,100,875

Money Market Funds–18.82%
Liquid Assets Portfolio–Institutional Class(c)	35,505,592	35,505,592
Premier Portfolio–Institutional Class(c)	35,505,593	35,505,593
Total Money Market Funds (Cost $71,011,185)		71,011,185
TOTAL INVESTMENTS–100.76% (Cost $339,712,791)		380,112,060
OTHER ASSETS LESS LIABILITIES–(0.76)%		(2,856,291)
NET ASSETS–100.00%		$377,255,769

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $268,701,606)	$309,100,875
Investments in affiliated money market funds, at value and cost	71,011,185
Total investments, at value (Cost $339,712,791)	380,112,060
Foreign currencies, at value (Cost $12,627)	12,512
Receivable for:
Investments sold	74,920
Fund shares sold	158,200
Dividends	187,277
Investment for trustee deferred compensation and retirement plans	37,130
Total assets	380,582,099

Liabilities:
Payable for:
Investments purchased	2,325,949
Fund shares reacquired	550,273
Accrued fees to affiliates	293,125
Accrued other operating expenses	51,461
Trustee deferred compensation and retirement plans	105,522
Total liabilities	3,326,330
Net assets applicable to shares outstanding	$377,255,769

Net assets consist of:
Shares of beneficial interest	$307,878,407
Undistributed net investment income	2,422,420
Undistributed net realized gain	26,555,675
Unrealized appreciation	40,399,267
$377,255,769

Net Assets:
Series I	$286,607,465
Series II	$90,648,304

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	22,543,871
Series II	7,204,715
Series I:
Net asset value per share	$12.71
Series II:
Net asset value per share	$12.58

Investment income:
Dividends (net of foreign withholding taxes of $14,778)	$6,590,455
Dividends from affiliated money market funds	119,131
Total investment income	6,709,586

Expenses:
Advisory fees	2,843,679
Administrative services fees	1,064,219
Custodian fees	26,859
Distribution fees — Series II	199,533
Transfer agent fees	56,229
Trustees’ and officers’ fees and benefits	35,930
Other	84,507
Total expenses	4,310,956
Less: Fees waived	(123,844)
Net expenses	4,187,112
Net investment income	2,522,474

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $80,038)	29,196,991
Foreign currencies	(11,234)
29,185,757
Change in net unrealized appreciation of:
Investment securities	9,094,575
Foreign currencies	187
9,094,762
Net realized and unrealized gain	38,280,519
Net increase in net assets resulting from operations	$40,802,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$2,522,474	$193,399
Net realized gain	29,185,757	34,284,773
Change in net unrealized appreciation (depreciation)	9,094,762	(61,222,115)
Net increase (decrease) in net assets resulting from operations	40,802,993	(26,743,943)

Distributions to shareholders from net investment income:
Series I	(192,445)	(1,052,469)
Series II	—	(54,708)
Total distributions from net investment income	(192,445)	(1,107,177)

Distributions to shareholders from net realized gains:
Series I	(2,501,779)	—
Series II	(715,819)	—
Total distributions from net realized gains	(3,217,598)	—

Share transactions-net:
Series I	(65,952,656)	(66,537,862)
Series II	18,517,470	8,287,414
Net increase (decrease) in net assets resulting from share transactions	(47,435,186)	(58,250,448)
Net increase (decrease) in net assets	(10,042,236)	(86,101,568)

Net assets:
Beginning of year	387,298,005	473,399,573
End of year (includes undistributed net investment income of $2,422,420 and $103,625, respectively)	$377,255,769	$387,298,005

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Mid Cap Core Equity Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.700%
Next $500 million	0.675%
Over $1.5 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $123,844.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $97,700 for accounting and fund administrative services and reimbursed $966,519 for services provided by insurance companies.

Invesco V.I. Mid Cap Core Equity Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $1,548 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices	are determined using quoted prices in an active market for identical assets.
Level 2 — Prices	are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices	are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$376,359,730	$3,752,330	$—	$380,112,060

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $986,595 and securities sales of $1,439,008, which resulted in net realized gains of $80,038.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$192,445	$1,107,177
Long-Term Capital Gain	3,217,598	—
Total	$3,410,043	$1,107,177

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$7,329,628
Undistributed long-term gain	22,746,759
Net unrealized appreciation — investments	39,402,076
Net unrealized appreciation (depreciation) — other investments	(2)
Temporary book/tax differences	(101,099)
Shares of beneficial interest	307,878,407
Total net assets	$377,255,769

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $183,194,662 and $226,086,426, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$52,660,656
Aggregate unrealized (depreciation) of investment securities	(13,258,580)
Net unrealized appreciation of investment securities	$39,402,076

Cost of investments for tax purposes is $340,709,984.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2012, undistributed net investment income was decreased by $11,234 and undistributed net realized gain was increased by $11,234. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,583,675	$19,472,516	2,474,245	$30,771,619
Series II	3,461,169	42,291,036	3,309,461	40,140,590

Issued as reinvestment of dividends:
Series I	217,627	2,694,224	98,178	1,052,469
Series II	58,386	715,819	5,142	54,708

Reacquired:
Series I	(7,110,775)	(88,119,396)	(7,967,805)	(98,361,950)
Series II	(2,000,498)	(24,489,385)	(2,643,335)	(31,907,884)
Net increase (decrease) in share activity	(3,790,416)	$(47,435,186)	(4,724,114)	$(58,250,448)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$11.56	$0.09	$1.18	$1.27	$(0.01)	$(0.11)	$(0.12)	$12.71	10.96%	$286,607	1.02	%(d)	1.05	%(d)	0.69	%(d)	59%
Year ended 12/31/11	12.39	0.01	(0.80)	(0.79)	(0.04)	—	(0.04)	11.56	(6.38)	322,102	1.01		1.03		0.08		57
Year ended 12/31/10	10.92	0.03	1.50	1.53	(0.06)	—	(0.06)	12.39	14.11	411,812	1.01		1.03		0.27		61
Year ended 12/31/09	8.59	0.06	2.53	2.59	(0.13)	(0.13)	(0.26)	10.92	30.21	432,233	1.02		1.04		0.60		41
Year ended 12/31/08	14.57	0.14	(4.33)	(4.19)	(0.22)	(1.57)	(1.79)	8.59	(28.52)	352,788	1.01		1.04		1.05		62
Series II
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27	(d)	1.30	(d)	0.44	(d)	59
Year ended 12/31/11	12.28	(0.02)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26		1.28		(0.17)		57
Year ended 12/31/10	10.83	0.00	1.49	1.49	(0.04)	—	(0.04)	12.28	13.78	61,587	1.26		1.28		0.02		61
Year ended 12/31/09	8.52	0.03	2.51	2.54	(0.10)	(0.13)	(0.23)	10.83	29.85	56,129	1.27		1.29		0.35		41
Year ended 12/31/08	14.45	0.10	(4.28)	(4.18)	(0.18)	(1.57)	(1.75)	8.52	(28.68)	48,489	1.26		1.29		0.80		62

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $312,418 and $79,813 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,063.50	$5.25	$1,020.05	$5.13	1.01%
Series II	1,000.00	1,062.60	6.54	1,018.80	6.40	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$3,217,598
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMKT-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Fund information

This annual report on Invesco V.I. Money Market Fund covers the year ended December 31, 2012.

As of December 31, 2012, the Fund had 55 holdings and its net assets totaled $157.6 million. As of the same date, the Fund’s weighted average maturity was 29 days and the Fund’s weighted average life was 44 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

How we invest

The Fund invests only in high-quality US dollar-denominated short-term fixed income obligations. During the year covered by this report, as always, your Fund focused on three objectives:

■	Safety of principal
■	Liquidity
■	The highest possible yield consistent with safety of principal

Market conditions and your Fund

The year ended December 31, 2012, was characterized by continued volatility as a result of economic uncertainty in the US and Europe.

Early in the reporting period, the Euro-pean debt crisis escalated amid concerns that policy makers in Europe would not be able to contain the unfolding banking and sovereign debt crisis which threatened to undermine the region’s common currency. In the second and third quarters of 2012, extraordinary liquidity measures by the European Central Bank and expanded European Union bailout funds helped shore up European markets and restore investor confidence.

Meanwhile, in the US, there was little new on the macroeconomic front. Gross domestic product, the broadest measure of overall US economic activity, continued to expand, albeit slowly, with annualized rates of 2.0% or less in the first two quarters of 2012.1 The economy grew at a slightly faster pace of 3.1% in the third quarter.1 But even this rate was too low to meaningfully reduce unemployment, which remained elevated – although it declined to 7.8% by December.2

Against this backdrop, the US Federal Reserve (the Fed) continued its aggressive monetary stimulus, introducing the third round of open-ended quantitative easing (QE3) in September. QE3 consists of a $40 billion purchase of mortgage backed securities (MBS) each month with the goal of putting downward pressure on longer-term interest rates, supporting mortgage markets and helping to make broader financial conditions more accommodative.3 The Fed has not announced a definite end-date for QE3, instead noting that the outlook for the job market will need to improve substantially before it ends the policy. In December, in advance of the expiration of Operation Twist, which aimed to lower long-term interest rates in order to boost borrowing by extending the average maturity of portfolio holdings on the Fed’s balance sheet, the Fed announced that it would begin purchasing $45 billion in Treasuries per month in addition to the $40 billion in MBS it currently purchases as part of QE3.3 The Fed also maintained its target policy rate in a range of between zero and 0.25%, providing macroeconomic thresholds of 6.5% unemployment and 2%+ inflation for maintaining this ultra-low rate environment.3 With no change to monetary policy, money market funds continued to operate in an ultra-low interest rate environment.

Rates of repurchase agreements (repos) have been elevated since the beginning of 2012, largely because of Operation Twist. In 2011, the average Treasury repo rate was under 0.10%.4 Once the Fed began Operation Twist, dealer balance sheets began to increase as the Fed sold short-term securities to buy long-term bonds. Dealers had to finance the short-term securities on their balance sheets until they could be sold, leading to higher repo rates.

Other short-term rates remained low or trended lower. Yields on three-month Treasuries were largely unchanged from 0.02% on December 31, 2011, to 0.05% on December 30, 2012, although yields reached highs above 0.10% a few times during the year.3 And the rates at which banks were willing to borrow short-

term in dollars were extremely volatile during the reporting period. As the crisis in Europe began to wane, the three-month Libor5 fell from 0.58% on December 30, 2011, to 0.31% on December 30, 2012.3

    In this evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.

    Thank you for investing with us.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: US Federal Reserve
4	Source: Depository Trust & Clearing Corporation
5	Libor is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

Portfolio Composition by Maturity
In days, as of 12/31/12
1–7	43.7%
8–30	23.2
31–60	18.7
61–90	3.8
91–180	10.4
181+	0.2

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal in the Fund risks of investing

Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Foreign securities risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Industry focus risk. To the extent a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability and interest rate fluctuations.

Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2012

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–47.48%(a)
Asset-Backed Securities–Commercial Loans/Leases–1.90%
Atlantis One Funding Corp.(b)(c)	0.46%	03/06/13	$3,000	$2,997,547

Asset-Backed Securities–Consumer Receivables–6.66%
Barton Capital LLC(c)	0.40%	02/04/13	2,000	1,999,244
Old Line Funding, LLC(c)	0.33%	01/14/13	4,000	3,999,523
Old Line Funding, LLC(c)	0.32%	04/15/13	1,000	999,076
Thunder Bay Funding, LLC(c)	0.35%	01/08/13	3,500	3,499,762
				10,497,605

Asset-Backed Securities–Fully Supported–1.27%
Kells Funding LLC (CEP-Federal Republic of Germany)(b)(c)	0.33%	05/15/13	2,000	1,997,543

Asset-Backed Securities–Fully Supported Bank–5.52%
Cancara Asset Securitisation Ltd./LLC (CEP-Lloyds TSB Bank PLC)(b)(c)	0.24%	02/01/13	5,000	4,998,967
Matchpoint Master Trust (CEP-BNP Paribas)(b)(c)	0.30%	01/28/13	3,700	3,699,168
				8,698,135

Asset-Backed Securities–Multi-Purpose–4.38%
Mont Blanc Capital Corp.(b)(c)	0.28%	02/05/13	5,500	5,498,503
Regency Markets No. 1, LLC(b)(c)	0.27%	01/15/13	1,409	1,408,852
				6,907,355

Asset-Backed Securities–Securities–3.80%
Scaldis Capital Ltd./LLC(b)(c)	0.33%	01/16/13	5,000	4,999,312
Scaldis Capital Ltd./LLC(b)	0.32%	01/18/13	1,000	999,849
				5,999,161

Diversified Banks–9.51%
Caisse de Depots et Consignations(b)(c)	0.26%	01/18/13	2,000	1,999,754
Mizuho Funding, LLC(b)(c)	0.26%	01/02/13	5,000	4,999,964
Standard Chartered Bank(b)(c)	0.50%	01/09/13	2,000	1,999,778
Standard Chartered Bank(b)(c)	0.28%	02/04/13	4,000	3,998,942
Sumitomo Mitsui Banking Corp.(b)	0.25%	01/08/13	2,000	1,999,905
				14,998,343

Household Products–0.92%
Reckitt Benckiser Treasury Services PLC(b)(c)	0.45%	05/10/13	1,200	1,198,065
Reckitt Benckiser Treasury Services PLC(b)(c)	0.42%	09/06/13	250	249,277
				1,447,342

Regional Banks–13.52%
Commonwealth Bank of Australia(b)(c)	0.40%	01/07/13	5,000	4,999,667
Fortis Funding LLC(b)(c)	0.40%	01/02/13	1,334	1,333,985
HSBC Bank PLC(b)(c)	0.37%	02/01/13	1,000	999,681
HSBC USA Inc.(b)	0.25%	02/11/13	3,000	2,999,146
Nationwide Building Society(b)(c)	0.52%	02/06/13	3,000	2,998,440
Nationwide Building Society(b)(c)	0.35%	04/26/13	5,000	4,994,410
Nordea North America Inc.(b)	0.24%	02/13/13	3,000	2,999,140
				21,324,469
Total Commercial Paper (Cost $74,867,500)				74,867,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Demand Notes–12.74%(d)
Credit Enhanced–12.74%
Atlanticare Health Services, Inc.; Series 2003, VRD Taxable Bonds (LOC-Wells Fargo Bank, N.A.)(e)	0.21%	10/01/33	$4,700	$4,700,000
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC-JPMorgan Chase Bank, N.A.)(e)	0.20%	12/01/28	3,460	3,460,000
Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC-Wells Fargo Bank, N.A.)(e)	0.20%	10/01/25	1,000	1,000,000
Connecticut (State of) Development Authority (Northeast Foods, Inc.); Series 1998, VRD IDR (LOC-Bank of America, N.A.)(e)	0.30%	06/01/13	625	625,000
Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC-PNC Bank, N.A.)(e)	0.12%	05/15/17	600	600,000
M3 Realty, LLC; Series 2007, VRD RN (LOC-General Electric Capital Corp.)(c)(e)	0.30%	01/01/33	2,110	2,110,000
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC-TD Bank, N.A.)(e)	0.19%	03/01/39	3,300	3,300,000
Nashville (City of) & Davidson (County of), Tennessee Metropolitan Government Industrial Development Board (L & S, LLC); Series 2001, VRD IDR (LOC-JPMorgan Chase Bank, N.A.)(e)	0.14%	03/01/26	375	375,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC-Wells Fargo Bank, N.A.)(e)	0.21%	12/01/27	2,405	2,405,000
Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC-U.S. Bank, N.A.)(e)	0.18%	12/01/18	310	310,000
St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC-General Electric Capital Corp.)(c)(e)	0.27%	10/01/21	800	800,000
St. Paul (City of), Minnesota Port Authority; Series 2009-10 CC, VRD District Cooling RB (LOC-Deutsche Bank AG)(b)(e)	0.19%	03/01/29	400	400,000
Total Variable Rate Demand Notes (Cost $20,085,000)				20,085,000

Other Bonds & Notes–11.95%
Barclays Bank PLC, Sr. Unsec. Global Notes(b)	2.50%	01/23/13	2,685	2,688,526
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes	5.45%	01/15/13	2,000	2,003,801
General Electric Co., Sr. Unsec. Global Notes	5.00%	02/01/13	2,666	2,676,486
Toyota Motor Credit Corp., Sr. Unsec. Floating Rate Medium-Term Notes(b)(f)	0.90%	01/15/13	4,500	4,500,000
UBS AG Stamford CT, Sr. Unsec. Medium-Term Notes(b)	2.75%	01/08/13	955	955,440
U.S. Bancorp., Sr. Unsec. Medium-Term Notes	2.00%	06/14/13	3,000	3,022,920
Wells Fargo Bank, N.A., Unsec. Medium-Term Notes(f)	0.36%	01/17/14	3,000	3,000,000
Total Other Bonds & Notes (Cost $18,847,173)				18,847,173

Certificates of Deposit–10.15%
Bank of Nova Scotia(b)(f)	0.31%	05/31/13	4,000	4,000,000
Landesbank Hessen-Thurin(b)	0.42%	01/10/13	2,000	2,000,000
Norinchukin Bank (The)(b)	0.28%	01/08/13	2,000	2,000,000
Royal Bank of Canada(b)(f)	0.40%	01/03/14	2,000	2,000,000
Standard Chartered Bank(b)(c)	0.35%	01/11/13	2,000	2,000,000
Toronto-Dominion Bank(b)	0.27%	05/20/13	4,000	4,000,000
Total Certificates of Deposit (Cost $16,000,000)				16,000,000
TOTAL INVESTMENTS (excluding Repurchase Agreements)–82.32% (Cost $129,799,673)				129,799,673

			Repurchase Amount
Repurchase Agreements–16.73%(g)
BNP Paribas Securities Corp., Joint agreement dated 12/31/12, aggregate maturing value $200,002,111 (collateralized by U.S. Government sponsored agency obligations valued at $204,000,001; 4.50%-6.00%, 12/20/37-05/15/41)	0.19%	01/02/13	7,000,074	7,000,000
Credit Suisse Securities (USA) LLC, Joint open agreement dated 02/23/12, (collateralized by Mortgage-backed securities & other instruments valued at $525,000,051; 0%-7.82%, 07/25/18-12/25/59)(b)(f)(h)	0.32%	—	—	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements–(continued)
RBC Capital Markets Corp., Joint agreement dated 12/31/12, aggregate maturing value of $500,005,833 (collateralized by U.S. Government sponsored agency obligations valued at $510,000,001; 2.50%-4.50%, 10/01/27-11/01/42)	0.21%	01/02/13	$7,000,082	$7,000,000
Wells Fargo Securities, LLC, Joint agreement dated 12/31/12, aggregate maturing value $750,009,167 (collateralized by U.S. Government sponsored agency obligations valued at $765,000,000; 1.98%-6.50%, 06/01/21-01/01/43)	0.22%	01/02/13	7,381,440	7,381,350
Total Repurchase Agreements (Cost $26,381,350)				26,381,350
TOTAL INVESTMENTS(i)(j)–99.05% (Cost $156,181,023)				156,181,023
OTHER ASSETS LESS LIABILITIES–0.95%				1,495,818
NET ASSETS–100.00%				$157,676,841

Investment Abbreviations:

CEP	– Credit Enhancement Provider
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 19.4%; Japan: 8.6%; Canada: 6.3%; Netherlands: 5.4%; other countries less than 5% each: 20.0%.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $70,779,460, which represented 44.89% of the Fund’s Net Assets.
(d)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(i)	Also represents cost for federal income tax purposes.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Wells Fargo Bank, N.A.	7.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, excluding repurchase agreements, at value and cost	$129,799,673
Repurchase agreements, at value and cost	26,381,350
Total investments, at value and cost	156,181,023
Receivable for:
Investments sold	90,000
Fund shares sold	1,337,344
Interest	173,549
Fund expenses absorbed	7,725
Investment for trustee deferred compensation and retirement plans	41,625
Other assets	46,135
Total assets	157,877,401

Liabilities:
Payable for:
Fund shares reacquired	65,805
Dividends	544
Accrued fees to affiliates	76,348
Accrued other operating expenses	179
Trustee deferred compensation and retirement plans	57,684
Total liabilities	200,560
Net assets applicable to shares outstanding	$157,676,841

Net assets consist of:
Shares of beneficial interest	$157,680,082
Undistributed net investment income	(2,496)
Undistributed net realized gain (loss)	(745)
$157,676,841

Net Assets:
Series I	$156,931,162
Series II	$745,679

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	156,930,691
Series II	745,469
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$577,207

Expenses:
Advisory fees	872,758
Administrative services fees	282,655
Distribution fees — Series II	2,241
Trustees’ and officers’ fees and benefits	29,447
Other	(6,969)
Total expenses	1,180,132
Less: Fees waived	(668,624)
Net expenses	511,508
Net investment income	65,699
Net realized gain from investment securities	1,398
Net increase in net assets resulting from operations	$67,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$65,699	$53,933
Net realized gain	1,398	—
Net increase in net assets resulting from operations	67,097	53,933

Distributions to shareholders from net investment income:
Series I	(65,457)	(53,437)
Series ll	(242)	(496)
Total distributions from net investment income	(65,699)	(53,933)

Share transactions-net:
Series l	(41,602,983)	172,954,380
Series ll	(276,342)	(2,229)
Net increase (decrease) in net assets resulting from share transactions	(41,879,325)	172,952,151
Net increase (decrease) in net assets	(41,877,927)	172,952,151

Net assets:
Beginning of year	199,554,768	26,602,617
End of year (includes undistributed net investment income of $(2,496) and $(2,496), respectively)	$157,676,841	$199,554,768

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

Invesco V.I. Money Market Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of nongovernment securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.40%
Over $250 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

Invesco V.I. Money Market Fund

For the year ended December 31, 2012, Invesco voluntarily waived advisory fees of $666,383 and reimbursed class level expenses of $2,241 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $57,670 for accounting and fund administrative services and reimbursed $224,985 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$156,181,023	$—	$156,181,023

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Money Market Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$65,699	$53,933

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$50,228
Temporary book/tax differences	(52,724)
Capital loss carryforward	(745)
Shares of beneficial interest	157,680,082
Total net assets	$157,676,841

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,398 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2018	$745	$—	$745

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	690,431,189	$690,431,189	255,614,975	$255,614,975
Series II	9,878	9,878	171,905	171,905

Issued as reinvestment of dividends:
Series I	26,307	26,307	11,674	11,674
Series II	242	242	496	496

Reacquired:
Series I	(732,060,479)	(732,060,479)	(82,672,269)	(82,672,269)
Series II	(286,462)	(286,462)	(174,630)	(174,630)
Net increase (decrease) in share activity	(41,879,325)	$(41,879,325)	172,952,151	$172,952,151

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 13% of the outstanding shares of the Fund are owned by an affiliated mutual fund. An affiliated mutual fund is another mutual fund that is also advised by Invesco.

Invesco V.I. Money Market Fund

NOTE 8—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Year ended 12/31/12	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.03%	$156,931	0.23	%(c)	0.54	%(c)	0.03	%(c)
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	198,533	0.17		0.57		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	25,578	0.16		1.01		0.18
Year ended 12/31/09	1.00	0.00	—	0.00	(0.00)	1.00	0.11	33,486	0.65		0.90		0.11
Year ended 12/31/08	1.00	0.02	—	0.02	(0.02)	1.00	2.04	49,004	0.86		0.86		2.02
Series II
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23	(c)	0.79	(c)	0.03	(c)
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	1,022	0.17		0.82		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	1,024	0.16		1.26		0.18
Year ended 12/31/09	1.00	0.00	—	0.00	(0.00)	1.00	0.06	1,690	0.70		1.15		0.06
Year ended 12/31/08	1.00	0.02	—	0.02	(0.02)	1.00	1.78	2,266	1.11		1.11		1.77

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are based on average daily net assets (000’s) of $217,293 and $896 for Series I and Series II shares, respectively.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,000.10	$1.56	$1,023.58	$1.58	0.31%
Series II	1,000.00	1,000.10	1.56	1,023.58	1.58	0.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] – 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders ■ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VISPI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. S&P 500 Index Fund slightly underperformed the S&P 500 Index but performed in line with the Lipper VUF S&P 500 Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	15.66%
Series II Shares	15.52
S&P 500 Index‚ (Broad Market/Style-Specific Index)	16.00
Lipper VUF S&P 500 Funds Index■ (Peer Group Index)	15.63
Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in proportion to its market value or market capitalization. The Fund may invest in foreign securities represented in the S&P 500 Index, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500 Index. Changes are not the result of any stock selection model.

    The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

    The Fund stayed true to its process by investing in all components of the S&P 500 Index. Sectors that contributed the most to overall Fund performance were the consumer discretionary, financials, health care and information technology (IT) sectors. While all sectors delivered positive overall performance, the utilities, materials and telecommunication services sectors contributed the least to the Fund’s overall performance. In addition, the Fund’s allocation to S&P 500 futures contracts was a slight contributor to Fund performance.

    In the financials sector, Bank of America, JPMorgan Chase and Wells Fargo were top contributors to Fund performance.

    Also contributing to the Fund’s performance was IT giant Apple. During the reporting period, Apple released several new products to the marketplace, including the iPhone 5 and iPad Mini. In addition, General Electric was a strong

Portfolio Composition
By sector

Information Technology	18.8%
Financials	15.3
Health Care	11.9
Consumer Discretionary	11.5
Energy	10.9
Consumer Staples	10.5
Industrials	9.9
Materials	3.7
Utilities	3.4
Telecommunication Services	3.0
Money Market Funds
Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*

1. Apple Inc.	3.9%
2. Exxon Mobil Corp.	3.1
3. General Electric Co.	1.7
4. Chevron Corp.	1.6
5. International Business Machines Corp.	1.6
6. Microsoft Corp.	1.6
7. Johnson & Johnson	1.5
8. AT&T Inc.	1.5
9. Google Inc.-Class A	1.5
10. Procter & Gamble Co. (The)	1.4

Total Net Assets	$97.3 million

Total Number of Holdings*	499

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Invesco V.I. S&P 500 Index Fund

contributor to the Fund’s performance. During the reporting period, General Electric made several acquisitions including Xcellerex (not a Fund holding), a supplier of manufacturing technologies for the biopharmaceutical industry.

    Several stocks declined during the reporting period, including IT companies Intel and Hewlett Packard. Hewlett Packard struggled during the reporting period due to a year of management upheavals and disappointing earnings, mostly tied to the company writing down approximately $8.8 billion of its acquisition of Autonomy (not a Fund holding). Also declining was oil and gas producer Occidental Petroleum. During the reporting period, the company was able to top Wall Street earnings estimates but was hurt by lower oil and natural gas prices.2

    At the close of the reporting period, global central banks remained accommodative and market valuations remained attractive from an historical perspective. That said, underlying issues plaguing markets over the past several years, such as high sovereign debt levels across the developed markets (particularly in Europe) have not been resolved and could continue to weigh on global economic growth and add to market volatility.

    We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.

1	Source: Lipper Inc.
2	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 1995. Mr. Murphy earned a BBA from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 1987. Mr. Orlando earned a BBA from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. She joined Invesco in 1998. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (5/18/98)	3.31%
10 Years	6.83
5 Years	1.47
1 Year	15.66

Series II Shares
Inception (6/5/00)	1.14%
10 Years	6.57
5 Years	1.23
1 Year	15.52

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.40% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

    The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–98.95%
Advertising–0.14%
Interpublic Group of Cos., Inc. (The)	3,228	$35,573
Omnicom Group Inc.	2,000	99,920
		135,493

Aerospace & Defense–2.36%
Boeing Co. (The)	5,130	386,597
General Dynamics Corp.	2,498	173,036
Honeywell International Inc.	5,922	375,869
L-3 Communications Holdings, Inc.	710	54,400
Lockheed Martin Corp.	2,028	187,164
Northrop Grumman Corp.	1,862	125,834
Precision Castparts Corp.	1,099	208,173
Raytheon Co.	2,501	143,957
Rockwell Collins, Inc.	1,070	62,242
Textron Inc.	2,092	51,861
United Technologies Corp.	6,374	522,732
		2,291,865

Agricultural Products–0.14%
Archer-Daniels-Midland Co.	4,962	135,909

Air Freight & Logistics–0.76%
C.H. Robinson Worldwide, Inc.	1,216	76,875
Expeditors International of Washington, Inc.	1,585	62,687
FedEx Corp.	2,199	201,692
United Parcel Service, Inc.–Class B	5,416	399,322
		740,576

Airlines–0.06%
Southwest Airlines Co.	5,590	57,242

Aluminum–0.07%
Alcoa Inc.	8,040	69,787

Apparel Retail–0.56%
Abercrombie & Fitch Co.–Class A	621	29,789
Gap, Inc. (The)	2,246	69,716
Limited Brands, Inc.	1,796	84,520
Ross Stores, Inc.	1,686	91,297
TJX Cos., Inc. (The)	5,513	234,027
Urban Outfitters, Inc.(b)	839	33,023
		542,372

Apparel, Accessories & Luxury Goods–0.34%
Coach, Inc.	2,148	119,236
Fossil, Inc.(b)	408	37,985
Ralph Lauren Corp.	459	68,813
VF Corp.	661	99,791
		325,825

	Shares	Value
Application Software–0.60%
Adobe Systems Inc.(b)	3,742	$140,999
Autodesk, Inc.(b)	1,709	60,413
Citrix Systems, Inc.(b)	1,408	92,576
Intuit Inc.	2,103	125,128
Salesforce.com, Inc.(b)	987	165,915
		585,031

Asset Management & Custody Banks–1.16%
Ameriprise Financial, Inc.	1,555	97,390
Bank of New York Mellon Corp. (The)	8,802	226,211
BlackRock, Inc.	947	195,754
Franklin Resources, Inc.	1,040	130,728
Invesco Ltd.(c)	3,354	87,506
Legg Mason, Inc.	904	23,251
Northern Trust Corp.	1,648	82,664
State Street Corp.	3,510	165,005
T. Rowe Price Group Inc.	1,912	124,528
		1,133,037

Auto Parts & Equipment–0.32%
BorgWarner, Inc.(b)	884	63,312
Delphi Automotive PLC (United Kingdom)(b)	2,232	85,374
Johnson Controls, Inc.	5,153	158,197
		306,883

Automobile Manufacturers–0.38%
Ford Motor Co.	28,862	373,763

Automotive Retail–0.26%
AutoNation, Inc.(b)	306	12,148
AutoZone, Inc.(b)	281	99,595
CarMax, Inc.(b)	1,720	64,569
O’Reilly Automotive, Inc.(b)	866	77,438
		253,750

Biotechnology–1.62%
Alexion Pharmaceuticals, Inc.(b)	1,467	137,619
Amgen Inc.	5,808	501,347
Biogen Idec Inc.(b)	1,788	262,246
Celgene Corp.(b)	3,197	251,636
Gilead Sciences, Inc.(b)	5,727	420,648
		1,573,496

Brewers–0.05%
Molson Coors Brewing Co.–Class B	1,171	50,107

Broadcasting–0.33%
CBS Corp.–Class B	4,485	170,654
Discovery Communications, Inc.–Class A(b)	1,805	114,582
Scripps Networks Interactive–Class A	664	38,459
		323,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Building Products–0.05%
Masco Corp.	2,668	$44,449

Cable & Satellite–1.26%
Cablevision Systems Corp.–Class A	1,636	24,442
Comcast Corp.–Class A	20,066	750,067
DIRECTV(b)	4,566	229,031
Time Warner Cable Inc.	2,281	221,690
		1,225,230

Casinos & Gaming–0.10%
International Game Technology	2,017	28,581
Wynn Resorts Ltd.	597	67,156
		95,737

Coal & Consumable Fuels–0.11%
CONSOL Energy Inc.	1,714	55,020
Peabody Energy Corp.	2,056	54,710
		109,730

Communications Equipment–1.96%
Cisco Systems, Inc.	40,139	788,731
F5 Networks, Inc.(b)	594	57,707
Harris Corp.	852	41,714
JDS Uniphase Corp.(b)	1,777	24,060
Juniper Networks, Inc.(b)	3,934	77,382
Motorola Solutions, Inc.	2,120	118,042
QUALCOMM, Inc.	12,882	798,942
		1,906,578

Computer & Electronics Retail–0.05%
Best Buy Co., Inc.	2,062	24,435
GameStop Corp.–Class A	915	22,957
		47,392

Computer Hardware–4.23%
Apple Inc.	7,111	3,790,021
Dell Inc.	10,980	111,227
Hewlett-Packard Co.	14,817	211,142
		4,112,390

Computer Storage & Peripherals–0.74%
EMC Corp.(b)	15,926	402,928
NetApp, Inc.(b)	2,737	91,826
SanDisk Corp.(b)	1,819	79,236
Seagate Technology PLC	2,539	77,389
Western Digital Corp.	1,676	71,213
		722,592

Construction & Engineering–0.16%
Fluor Corp.	1,257	73,836
Jacobs Engineering Group, Inc.(b)	997	42,442
Quanta Services, Inc.(b)	1,605	43,801
		160,079

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–1.04%
Caterpillar Inc.	4,944	$442,883
Cummins Inc.	1,333	144,431
Deere & Co.	2,950	254,939
Joy Global Inc.	797	50,833
PACCAR Inc.	2,663	120,394
		1,013,480

Construction Materials–0.05%
Vulcan Materials Co.	974	50,697

Consumer Electronics–0.06%
Garmin Ltd.	840	34,289
Harman International Industries, Inc.	524	23,391
		57,680

Consumer Finance–0.91%
American Express Co.	7,360	423,053
Capital One Financial Corp.	4,397	254,718
Discover Financial Services	3,816	147,107
SLM Corp.	3,521	60,315
		885,193

Data Processing & Outsourced Services–1.60%
Automatic Data Processing, Inc.	3,670	209,227
Computer Sciences Corp.	1,169	46,818
Fidelity National Information Services, Inc.	1,886	65,652
Fiserv, Inc.(b)	1,008	79,662
MasterCard, Inc.–Class A	807	396,463
Paychex, Inc.	2,432	75,732
Total System Services, Inc.	1,187	25,426
Visa Inc.–Class A	3,938	596,922
Western Union Co. (The)	4,534	61,708
		1,557,610

Department Stores–0.28%
JC Penney Co., Inc.	1,112	21,917
Kohl’s Corp.	1,598	68,682
Macy’s, Inc.	2,987	116,553
Nordstrom, Inc.	1,150	61,525
		268,677

Distillers & Vintners–0.19%
Beam Inc.	1,192	72,819
Brown-Forman Corp.–Class B	1,140	72,105
Constellation Brands, Inc.–Class A(b)	1,144	40,486
		185,410

Distributors–0.08%
Genuine Parts Co.	1,167	74,198

Diversified Banks–1.81%
Comerica Inc.	1,438	43,629
U.S. Bancorp	14,183	453,005
Wells Fargo & Co.	37,024	1,265,480
		1,762,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Chemicals–0.93%
Dow Chemical Co. (The)	9,066	$293,013
E. I. du Pont de Nemours and Co.	7,049	316,994
Eastman Chemical Co.	1,151	78,326
FMC Corp.	1,033	60,451
PPG Industries, Inc.	1,158	156,735
		905,519

Diversified Metals & Mining–0.25%
Freeport-McMoRan Copper & Gold Inc.	7,153	244,633

Diversified REIT’s–0.10%
Vornado Realty Trust	1,273	101,942

Diversified Support Services–0.07%
Cintas Corp.	809	33,088
Iron Mountain Inc.	1,267	39,340
		72,428

Drug Retail–0.72%
CVS Caremark Corp.	9,424	455,650
Walgreen Co.	6,494	240,343
		695,993

Education Services–0.02%
Apollo Group, Inc.–Class A(b)	800	16,736

Electric Utilities–1.96%
American Electric Power Co., Inc.	3,653	155,910
Duke Energy Corp.	5,324	339,671
Edison International	2,454	110,896
Entergy Corp.	1,335	85,106
Exelon Corp.	6,432	191,288
FirstEnergy Corp.	3,151	131,586
NextEra Energy, Inc.	3,185	220,370
Northeast Utilities	2,364	92,385
Pepco Holdings, Inc.	1,760	34,514
Pinnacle West Capital Corp.	842	42,925
PPL Corp.	4,367	125,027
Southern Co. (The)	6,592	282,204
Xcel Energy, Inc.	3,650	97,491
		1,909,373

Electrical Components & Equipment–0.67%
Eaton Corp. PLC	3,477	188,506
Emerson Electric Co.	5,480	290,221
Rockwell Automation, Inc.	1,062	89,197
Roper Industries, Inc.	736	82,049
		649,973

Electronic Components–0.23%
Amphenol Corp.–Class A	1,212	78,416
Corning Inc.	11,121	140,347
		218,763

Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	1,175	26,214

	Shares	Value
Electronic Manufacturing Services–0.18%
Jabil Circuit, Inc.	1,430	$27,585
Molex Inc.	1,058	28,915
TE Connectivity Ltd. (Switzerland)	3,193	118,524
		175,024

Environmental & Facilities Services–0.24%
Republic Services, Inc.	2,256	66,169
Stericycle, Inc.(b)	644	60,066
Waste Management, Inc.	3,283	110,768
		237,003

Fertilizers & Agricultural Chemicals–0.61%
CF Industries Holdings, Inc.	471	95,688
Monsanto Co.	4,041	382,481
Mosaic Co. (The)	2,083	117,960
		596,129

Food Distributors–0.14%
Sysco Corp.	4,420	139,937

Food Retail–0.26%
Kroger Co. (The)	3,884	101,061
Safeway Inc.	1,833	33,159
Whole Foods Market, Inc.	1,293	118,090
		252,310

Footwear–0.29%
NIKE, Inc.–Class B	5,516	284,626

Gas Utilities–0.11%
AGL Resources Inc.	903	36,093
ONEOK, Inc.	1,544	66,006
		102,099

General Merchandise Stores–0.52%
Big Lots, Inc.(b)	472	13,433
Dollar General Corp.(b)	2,002	88,268
Dollar Tree, Inc.(b)	1,734	70,331
Family Dollar Stores, Inc.	723	45,846
Target Corp.	4,934	291,945
		509,823

Gold–0.18%
Newmont Mining Corp.	3,738	173,593

Health Care Distributors–0.39%
AmerisourceBergen Corp.	1,780	76,860
Cardinal Health, Inc.	2,569	105,792
McKesson Corp.	1,777	172,298
Patterson Cos. Inc.	639	21,873
		376,823

Health Care Equipment–1.70%
Baxter International Inc.	4,153	276,839
Becton, Dickinson and Co.	1,488	116,347
Boston Scientific Corp.(b)	10,380	59,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
C.R. Bard, Inc.	586	$57,276
CareFusion Corp.(b)	1,671	47,757
Covidien PLC	3,578	206,594
Edwards Lifesciences Corp.(b)	871	78,538
Intuitive Surgical, Inc.(b)	299	146,620
Medtronic, Inc.	7,645	313,598
St. Jude Medical, Inc.	2,329	84,170
Stryker Corp.	2,178	119,398
Varian Medical Systems, Inc.(b)	833	58,510
Zimmer Holdings, Inc.	1,315	87,658
		1,652,782

Health Care Facilities–0.03%
Tenet Healthcare Corp.(b)	784	25,456

Health Care Services–0.55%
DaVita HealthCare Partners Inc.(b)	625	69,081
Express Scripts Holding Co.(b)	6,171	333,234
Laboratory Corp. of America Holdings(b)	721	62,453
Quest Diagnostics Inc.	1,195	69,633
		534,401

Health Care Supplies–0.04%
DENTSPLY International Inc.	1,090	43,175

Health Care Technology–0.09%
Cerner Corp.(b)	1,095	85,016

Home Entertainment Software–0.03%
Electronic Arts Inc.(b)	2,306	33,506

Home Furnishings–0.03%
Leggett & Platt, Inc.	1,058	28,799

Home Improvement Retail–1.03%
Home Depot, Inc. (The)	11,303	699,091
Lowe’s Cos., Inc.	8,495	301,742
		1,000,833

Homebuilding–0.14%
D.R. Horton, Inc.	2,137	42,270
Lennar Corp.–Class A	1,252	48,415
PulteGroup Inc.(b)	2,608	47,361
		138,046

Homefurnishing Retail–0.10%
Bed Bath & Beyond Inc.(b)	1,748	97,731

Hotels, Resorts & Cruise Lines–0.34%
Carnival Corp.	3,369	123,878
Marriott International Inc.–Class A	1,860	69,322
Starwood Hotels & Resorts Worldwide, Inc.	1,479	84,835
Wyndham Worldwide Corp.	1,070	56,935
		334,970

Household Appliances–0.06%
Whirlpool Corp.	583	59,320

	Shares	Value
Household Products–2.13%
Clorox Co. (The)	975	$71,389
Colgate-Palmolive Co.	3,358	351,045
Kimberly-Clark Corp.	2,957	249,660
Procter & Gamble Co. (The)	20,657	1,402,404
		2,074,498

Housewares & Specialties–0.05%
Newell Rubbermaid Inc.	2,184	48,638

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	1,090	34,684

Hypermarkets & Super Centers–1.22%
Costco Wholesale Corp.	3,269	322,879
Wal-Mart Stores, Inc.	12,645	862,768
		1,185,647

Independent Power Producers & Energy Traders–0.11%
AES Corp. (The)	4,678	50,054
NRG Energy, Inc.	2,436	56,004
		106,058

Industrial Conglomerates–2.42%
3M Co.	4,811	446,701
Danaher Corp.	4,393	245,569
General Electric Co.(d)	79,281	1,664,108
		2,356,378

Industrial Gases–0.44%
Air Products & Chemicals, Inc.	1,608	135,104
Airgas, Inc.	532	48,566
Praxair, Inc.	2,246	245,825
		429,495

Industrial Machinery–0.86%
Dover Corp.	1,352	88,840
Flowserve Corp.	384	56,371
Illinois Tool Works Inc.	3,222	195,930
Ingersoll-Rand PLC	2,116	101,483
Pall Corp.	839	50,558
Parker Hannifin Corp.	1,125	95,692
Pentair Ltd.	1,578	77,559
Snap-on Inc.	437	34,519
Stanley Black & Decker Inc.	1,266	93,646
Xylem, Inc.	1,387	37,588
		832,186

Industrial REIT’s–0.13%
Prologis, Inc.	3,484	127,131

Insurance Brokers–0.28%
Aon PLC	2,408	133,885
Marsh & McLennan Cos., Inc.	4,086	140,844
		274,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Integrated Oil & Gas–5.40%
Chevron Corp.	14,796	$1,600,039
Exxon Mobil Corp.	34,470	2,983,379
Hess Corp.	2,238	118,524
Murphy Oil Corp.	1,389	82,715
Occidental Petroleum Corp.	6,124	469,160
		5,253,817

Integrated Telecommunication Services–2.71%
AT&T Inc.	42,943	1,447,608
CenturyLink Inc.	4,718	184,568
Frontier Communications Corp.	7,524	32,203
Verizon Communications Inc.	21,583	933,896
Windstream Corp.	4,495	37,219
		2,635,494

Internet Retail–1.07%
Amazon.com, Inc.(b)	2,738	687,977
Expedia, Inc.	704	43,261
Netflix Inc.(b)	417	38,689
Priceline.com Inc.(b)	376	233,545
TripAdvisor Inc.(b)	842	35,331
		1,038,803

Internet Software & Services–2.19%
Akamai Technologies, Inc.(b)	1,335	54,615
eBay Inc.(b)	8,804	449,180
Google Inc.–Class A(b)	2,012	1,427,414
VeriSign, Inc.(b)	1,177	45,691
Yahoo! Inc.(b)	7,856	156,334
		2,133,234

Investment Banking & Brokerage–0.78%
Charles Schwab Corp. (The)	8,257	118,571
E*TRADE Financial Corp.(b)	1,987	17,784
Goldman Sachs Group, Inc. (The)	3,339	425,923
Morgan Stanley	10,421	199,249
		761,527

IT Consulting & Other Services–2.19%
Accenture PLC–Class A	4,826	320,929
Cognizant Technology Solutions Corp.–Class A(b)	2,269	168,019
International Business Machines Corp.	8,029	1,537,955
SAIC, Inc.	2,161	24,463
Teradata Corp.(b)	1,269	78,538
		2,129,904

Leisure Products–0.13%
Hasbro, Inc.	872	31,305
Mattel, Inc.	2,568	94,040
		125,345

Life & Health Insurance–0.86%
Aflac, Inc.	3,528	187,407
Lincoln National Corp.	2,078	53,820
MetLife, Inc.	8,248	271,689

	Shares	Value
Life & Health Insurance–(continued)
Principal Financial Group, Inc.	2,099	$59,864
Prudential Financial, Inc.	3,511	187,242
Torchmark Corp.	718	37,099
Unum Group	2,055	42,785
		839,906

Life Sciences Tools & Services–0.44%
Agilent Technologies, Inc.	2,625	107,468
Life Technologies Corp.(b)	1,300	63,804
PerkinElmer, Inc.	877	27,836
Thermo Fisher Scientific, Inc.	2,722	173,609
Waters Corp.(b)	659	57,412
		430,129

Managed Health Care–0.94%
Aetna Inc.	2,517	116,537
Cigna Corp.	2,172	116,115
Coventry Health Care, Inc.	1,029	46,130
Humana Inc.	1,195	82,013
UnitedHealth Group Inc.	7,722	418,841
WellPoint, Inc.	2,287	139,324
		918,960

Metal & Glass Containers–0.08%
Ball Corp.	1,165	52,134
Owens-Illinois, Inc.(b)	1,267	26,949
		79,083

Motorcycle Manufacturers–0.09%
Harley-Davidson, Inc.	1,716	83,809

Movies & Entertainment–1.63%
News Corp.–Class A	15,243	389,306
Time Warner Inc.	7,151	342,032
Viacom Inc.–Class B	3,492	184,168
Walt Disney Co. (The)	13,397	667,037
		1,582,543

Multi-Line Insurance–0.63%
American International Group, Inc.(b)	11,160	393,948
Assurant, Inc.	594	20,612
Genworth Financial Inc.–Class A(b)	3,741	28,095
Hartford Financial Services Group, Inc. (The)	3,341	74,972
Loews Corp.	2,354	95,925
		613,552

Multi-Sector Holdings–0.04%
Leucadia National Corp.	1,459	34,710

Multi-Utilities–1.22%
Ameren Corp.	1,834	56,341
CenterPoint Energy, Inc.	3,184	61,292
CMS Energy Corp.	1,996	48,663
Consolidated Edison, Inc.	2,206	122,521
Dominion Resources, Inc.	4,343	224,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
DTE Energy Co.	1,293	$77,645
Integrys Energy Group, Inc.	586	30,601
NiSource Inc.	2,333	58,068
PG&E Corp.	3,249	130,545
Public Service Enterprise Group Inc.	3,792	116,035
SCANA Corp.	1,009	46,051
Sempra Energy	1,693	120,101
TECO Energy, Inc.	1,545	25,894
Wisconsin Energy Corp.	1,735	63,935
		1,182,659

Office Electronics–0.07%
Xerox Corp.	9,552	65,145

Office REIT’s–0.12%
Boston Properties, Inc.	1,135	120,094

Office Services & Supplies–0.04%
Avery Dennison Corp.	763	26,644
Pitney Bowes Inc.	1,474	15,683
		42,327

Oil & Gas Drilling–0.32%
Diamond Offshore Drilling, Inc.	534	36,291
Ensco PLC –Class A (United Kingdom)	1,747	103,562
Helmerich & Payne, Inc.	795	44,528
Nabors Industries Ltd.(b)	2,230	32,223
Noble Corp.	1,902	66,228
Rowan Cos. PLC–Class A(b)	954	29,831
		312,663

Oil & Gas Equipment & Services–1.52%
Baker Hughes Inc.	3,311	135,221
Cameron International Corp.(b)	1,855	104,733
FMC Technologies, Inc.(b)	1,795	76,880
Halliburton Co.	6,991	242,518
National Oilwell Varco Inc.	3,212	219,540
Schlumberger Ltd.	10,036	695,395
		1,474,287

Oil & Gas Exploration & Production–2.42%
Anadarko Petroleum Corp.	3,765	279,777
Apache Corp.	2,947	231,340
Cabot Oil & Gas Corp.	1,581	78,639
Chesapeake Energy Corp.	3,910	64,984
ConocoPhillips	9,177	532,174
Denbury Resources Inc.(b)	2,968	48,082
Devon Energy Corp.	2,834	147,481
EOG Resources, Inc.	2,047	247,257
EQT Corp.	1,126	66,412
Marathon Oil Corp.	5,340	163,724
Newfield Exploration Co.(b)	1,054	28,226
Noble Energy, Inc.	1,339	136,230
Pioneer Natural Resources Co.	926	98,702

	Shares	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources Inc.	1,367	$41,379
Range Resources Corp.	1,223	76,841
Southwestern Energy Co.(b)	2,623	87,634
WPX Energy Inc.(b)	1,538	22,886
		2,351,768

Oil & Gas Refining & Marketing–0.62%
Marathon Petroleum Corp.	2,548	160,524
Phillips 66	4,723	250,791
Tesoro Corp.	1,052	46,341
Valero Energy Corp.	4,156	141,803
		599,459

Oil & Gas Storage & Transportation–0.49%
Kinder Morgan Inc.	4,767	168,418
Spectra Energy Corp.	5,033	137,803
Williams Cos., Inc. (The)	5,094	166,778
		472,999

Other Diversified Financial Services–3.17%
Bank of America Corp.	81,486	945,238
Citigroup Inc.	22,170	877,045
JPMorgan Chase & Co.	28,747	1,264,005
		3,086,288

Packaged Foods & Meats–1.58%
Campbell Soup Co.	1,356	47,311
ConAgra Foods, Inc.	3,059	90,240
Dean Foods Co.(b)	1,366	22,553
General Mills, Inc.	4,863	196,514
H.J. Heinz Co.	2,412	139,124
Hershey Co. (The)	1,141	82,403
Hormel Foods Corp.	1,009	31,491
JM Smucker Co. (The)	823	70,976
Kellogg Co.	1,859	103,825
Kraft Foods Group, Inc.	4,478	203,615
McCormick & Co., Inc.	998	63,403
Mead Johnson Nutrition Co.	1,534	101,075
Mondelez International Inc.–Class A	13,435	342,189
Tyson Foods, Inc.–Class A	2,182	42,331
		1,537,050

Paper Packaging–0.05%
Bemis Co., Inc.	777	25,998
Sealed Air Corp.	1,486	26,020
		52,018

Paper Products–0.18%
International Paper Co.	3,295	131,273
MeadWestvaco Corp.	1,335	42,546
		173,819

Personal Products–0.16%
Avon Products, Inc.	3,223	46,282
Estee Lauder Cos. Inc. (The)–Class A	1,808	108,227
		154,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–6.09%
Abbott Laboratories	11,950	$782,725
Allergan, Inc.	2,316	212,447
Bristol-Myers Squibb Co.	12,479	406,691
Eli Lilly & Co.	7,720	380,750
Forest Laboratories, Inc.(b)	1,761	62,198
Hospira, Inc.(b)	1,243	38,831
Johnson & Johnson	20,951	1,468,665
Merck & Co., Inc.	22,953	939,696
Mylan Inc.(b)	3,058	84,034
Perrigo Co.	661	68,764
Pfizer Inc.	55,664	1,396,053
Watson Pharmaceuticals, Inc.(b)	961	82,646
		5,923,500

Property & Casualty Insurance–2.19%
ACE Ltd.	2,568	204,926
Allstate Corp. (The)	3,630	145,817
Berkshire Hathaway Inc.–Class B(b)	13,790	1,236,963
Chubb Corp. (The)	1,980	149,134
Cincinnati Financial Corp.	1,124	44,016
Progressive Corp. (The)	4,222	89,084
Travelers Cos., Inc. (The)	2,883	207,057
XL Group PLC	2,303	57,713
		2,134,710

Publishing–0.16%
Gannett Co., Inc.	1,735	31,247
McGraw-Hill Cos., Inc. (The)	2,110	115,354
Washington Post Co. (The)–Class B	36	13,148
		159,749

Railroads–0.77%
CSX Corp.	7,837	154,624
Norfolk Southern Corp.	2,388	147,674
Union Pacific Corp.	3,556	447,060
		749,358

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	2,294	45,651

Regional Banks–0.94%
BB&T Corp.	5,268	153,352
Fifth Third Bancorp	6,785	103,064
First Horizon National Corp.	1,825	18,086
Huntington Bancshares Inc.	6,468	41,331
KeyCorp	7,009	59,016
M&T Bank Corp.	918	90,395
PNC Financial Services Group, Inc.	3,998	233,123
Regions Financial Corp.	10,651	75,835
SunTrust Banks, Inc.	4,042	114,591
Zions Bancorp.	1,361	29,125
		917,918

	Shares	Value
Research & Consulting Services–0.08%
Dun & Bradstreet Corp. (The)	337	$26,505
Equifax Inc.	921	49,845
		76,350

Residential REIT’s–0.29%
Apartment Investment & Management Co.–Class A	1,095	29,631
AvalonBay Communities, Inc.	864	117,150
Equity Residential	2,415	136,858
		283,639

Restaurants–1.35%
Chipotle Mexican Grill, Inc.(b)	237	70,498
Darden Restaurants, Inc.	985	44,394
McDonald’s Corp.	7,599	670,308
Starbucks Corp.	5,621	301,398
Yum! Brands, Inc.	3,415	226,756
		1,313,354

Retail REIT’s–0.44%
Kimco Realty Corp.	3,066	59,235
Simon Property Group, Inc.	2,338	369,615
		428,850

Security & Alarm Services–0.19%
ADT Corp. (The)	1,757	81,683
Tyco International Ltd.	3,539	103,516
		185,199

Semiconductor Equipment–0.24%
Applied Materials, Inc.	9,054	103,578
KLA-Tencor Corp.	1,254	59,891
Lam Research Corp.(b)	1,290	46,607
Teradyne, Inc.(b)	1,447	24,440
		234,516

Semiconductors–1.73%
Advanced Micro Devices, Inc.(b)	4,531	10,874
Altera Corp.	2,410	83,000
Analog Devices, Inc.	2,278	95,813
Broadcom Corp.–Class A	3,922	130,250
First Solar, Inc.(b)	451	13,927
Intel Corp.	37,606	775,812
Linear Technology Corp.	1,734	59,476
LSI Corp.(b)	4,201	29,743
Microchip Technology Inc.	1,458	47,516
Micron Technology, Inc.(b)	7,668	48,692
NVIDIA Corp.	4,768	58,599
Texas Instruments Inc.	8,473	262,155
Xilinx, Inc.	1,974	70,866
		1,686,723

Soft Drinks–2.11%
Coca-Cola Co. (The)	29,179	1,057,739
Coca-Cola Enterprises, Inc.	2,039	64,698
Dr. Pepper Snapple Group, Inc.	1,585	70,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Soft Drinks–(continued)
Monster Beverage Corp.(b)	1,126	$59,543
PepsiCo, Inc.	11,694	800,220
		2,052,225

Specialized Consumer Services–0.04%
H&R Block, Inc.	2,077	38,570

Specialized Finance–0.35%
CME Group Inc.	2,304	116,836
IntercontinentalExchange Inc.(b)	547	67,724
Moody’s Corp.	1,456	73,266
NASDAQ OMX Group, Inc. (The)	911	22,784
NYSE Euronext	1,821	57,434
		338,044

Specialized REIT’s–1.09%
American Tower Corp.	2,977	230,033
HCP, Inc.	3,402	153,702
Health Care REIT, Inc.	1,963	120,312
Host Hotels & Resorts Inc.	5,427	85,041
Plum Creek Timber Co., Inc.	1,216	53,954
Public Storage	1,085	157,282
Ventas, Inc.	2,225	144,002
Weyerhaeuser Co.	4,093	113,867
		1,058,193

Specialty Chemicals–0.53%
Ecolab Inc.	1,983	142,578
International Flavors & Fragrances Inc.	613	40,789
LyondellBasell Industries N.V.–Class A	2,859	163,220
Sherwin-Williams Co. (The)	641	98,599
Sigma-Aldrich Corp.	909	66,884
		512,070

Specialty Stores–0.17%
PetSmart, Inc.	814	55,629
Staples, Inc.	5,042	57,479
Tiffany & Co.	896	51,376
		164,484

Steel–0.20%
Allegheny Technologies, Inc.	837	25,411
Cliffs Natural Resources Inc.	1,072	41,336
Nucor Corp.	2,391	103,244
United States Steel Corp.	1,126	26,878
		196,869

	Shares	Value
Systems Software–2.83%
BMC Software, Inc.(b)	1,077	$42,714
CA, Inc.	2,574	56,576
Microsoft Corp.	57,269	1,530,800
Oracle Corp.	28,418	946,888
Red Hat, Inc.(b)	1,453	76,951
Symantec Corp.(b)	5,197	97,756
		2,751,685

Thrifts & Mortgage Finance–0.06%
Hudson City Bancorp, Inc.	3,568	29,008
People’s United Financial Inc.	2,588	31,289
		60,297

Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The)(b)	1,892	26,129

Tobacco–1.80%
Altria Group, Inc.	15,320	481,354
Lorillard, Inc.	983	114,687
Philip Morris International Inc.	12,629	1,056,290
Reynolds American Inc.	2,470	102,332
		1,754,663

Trading Companies & Distributors–0.19%
Fastenal Co.	2,030	94,781
W.W. Grainger, Inc.	450	91,066
		185,847

Trucking–0.02%
Ryder System, Inc.	384	19,173

Wireless Telecommunication Services–0.32%
Crown Castle International Corp.(b)	2,207	159,257
MetroPCS Communications, Inc.(b)	2,407	23,925
Sprint Nextel Corp.(b)	22,725	128,851
		312,033
Total Common Stocks & Other Equity Interests (Cost $52,394,910)		96,266,187

Money Market Funds–0.81%
Liquid Assets Portfolio–Institutional Class(e)	394,030	394,030
Premier Portfolio–Institutional Class(e)	394,030	394,030
Total Money Market Funds (Cost $788,060)		788,060
TOTAL INVESTMENTS–99.76% (Cost $53,182,970)		97,054,247
OTHER ASSETS LESS LIABILITIES–0.24%		237,192
NET ASSETS–100.00%		$97,291,439

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $52,311,432)	$96,178,681
Investments in affiliates, at value (Cost $871,538)	875,566
Total investments, at value (Cost $53,182,970)	97,054,247
Receivable for:
Investments sold	14,306
Variation margin	22,325
Fund shares sold	213,693
Dividends	107,009
Investment for trustee deferred compensation and retirement plans	11,697
Other assets	378
Total assets	97,423,655

Liabilities:
Payable for:
Fund shares reacquired	10,178
Accrued fees to affiliates	67,182
Accrued other operating expenses	31,919
Trustee deferred compensation and retirement plans	22,937
Total liabilities	132,216
Net assets applicable to shares outstanding	$97,291,439

Net assets consist of:
Shares of beneficial interest	$65,843,993
Undistributed net investment income	1,847,064
Undistributed net realized gain (loss)	(14,264,696)
Unrealized appreciation	43,865,078
$97,291,439

Net Assets:
Series I	$32,634,238
Series II	$64,657,201

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,531,252
Series II	5,041,126
Series I:
Net asset value per share	$12.89
Series II:
Net asset value per share	$12.83

Investment income:
Dividends (net of foreign withholding taxes of $1,233)	$2,336,700
Dividends from affiliates	3,790
Total investment income	2,340,490

Expenses:
Advisory fees	121,942
Administrative services fees	155,574
Custodian fees	27,281
Distribution fees — Series II	169,023
Transfer agent fees	2,801
Trustees’ and officers’ fees and benefits	25,432
Professional services fees	33,606
Other	32,105
Total expenses	567,764
Less: Fees waived	(61,298)
Net expenses	506,466
Net investment income	1,834,024

Realized and unrealized gain from:
Net realized gain from:
Investment securities	5,685,717
Futures contracts	199,679
5,885,396
Change in net unrealized appreciation (depreciation) of:
Investment securities	7,093,848
Futures contracts	(6,645)
7,087,203
Net realized and unrealized gain	12,972,599
Net increase in net assets resulting from operations	$14,806,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,834,024	$1,886,550
Net realized gain	5,885,396	5,411,297
Change in net unrealized appreciation (depreciation)	7,087,203	(5,214,410)
Net increase in net assets resulting from operations	14,806,623	2,083,437

Distributions to shareholders from net investment income:
Series I	(676,218)	(682,191)
Series ll	(1,184,153)	(1,324,615)
Total distributions from net investment income	(1,860,371)	(2,006,806)

Share transactions-net:
Series l	(4,542,914)	(4,815,112)
Series ll	(11,378,357)	(21,052,946)
Net increase (decrease) in net assets resulting from share transactions	(15,921,271)	(25,868,058)
Net increase (decrease) in net assets	(2,975,019)	(25,791,427)

Net assets:
Beginning of year	100,266,458	126,057,885
End of year (includes undistributed net investment income of $1,847,064 and $1,876,324, respectively)	$97,291,439	$100,266,458

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. S&P 500 Index Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. S&P 500 Index Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursement (excluding certain items discussed below) of Series I shares to 0.28% and Series II shares to 0.53% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $61,298.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $105,574 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. S&P 500 Index Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices	are determined using quoted prices in an active market for identical assets.
Level 2 — Prices	are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices	are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$97,054,247	$—	$—	$97,054,247
Futures*	(6,199)	—	—	(6,199)
Total Investments	$97,048,048	$—	$—	$97,048,048

*	Unrealized appreciation (depreciation).

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended December 31, 2012.

	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 12/31/12	Dividend Income
Invesco Ltd.	$81,023	$2,247	$(18,056)	$24,341	$(2,049)	$87,506	$2,290

NOTE 5—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Futures contracts(a)	$—	$(6,199)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Invesco V.I. S&P 500 Index Fund

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures *
Realized Gain
Equity risk	$199,679
Change in Unrealized Appreciation (Depreciation)
Equity risk	(6,645)
Total	$193,034

*	The average notional value of futures outstanding during the period was $1,266,623.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	13	March-2013	$923,065	$(6,199)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,860,371	$2,006,806

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,844,177
Net unrealized appreciation — investments	38,188,613
Temporary book/tax differences	(21,543)
Capital loss carryforward	(8,563,801)
Shares of beneficial interest	65,843,993
Total net assets	$97,291,439

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and Real Estate Investment Trust adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. S&P 500 Index Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $6,251,731 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2013	$1,732,952	$—	$1,732,952
December 31, 2014	5,449,556	—	5,449,556
December 31, 2017	1,381,293	—	1,381,293
	$8,563,801	$—	$8,563,801

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $4,003,027 and $21,236,999, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$40,988,793
Aggregate unrealized (depreciation) of investment securities	(2,800,180)
Net unrealized appreciation of investment securities	$38,188,613

Cost of investments for tax purposes is $58,865,634.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements and Real Estate Investment Trust distributions, on December 31, 2012, undistributed net investment income was decreased by $2,913 and undistributed net realized gain (loss) was increased by $2,913. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	105,935	$1,307,486	95,570	$1,079,344
Series II	276,994	3,486,131	170,970	1,951,516

Issued as reinvestment of dividends:
Series I	51,977	676,218	66,816	682,191
Series II	91,440	1,184,153	130,376	1,324,615

Reacquired:
Series I	(520,544)	(6,526,618)	(566,020)	(6,576,647)
Series II	(1,288,365)	(16,048,641)	(2,129,902)	(24,329,077)
Net increase (decrease) in share activity	(1,282,563)	$(15,921,271)	(2,232,190)	$(25,868,058)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or a portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$11.36	$0.25	$1.54	$1.79	$(0.26)	$12.89	15.77%	$32,634	0.33	%(d)	0.39	%(d)	1.97	%(d)	4%
Year ended 12/31/11	11.42	0.21	(0.04)	0.17	(0.23)	11.36	1.76	32,889	0.28		0.31		1.81		4
Year ended 12/31/10	10.14	0.19	1.29	1.48	(0.20)	11.42	14.87	37,651	0.28		0.42		1.79		6
Year ended 12/31/09	8.27	0.18	1.94	2.12	(0.25)	10.14	26.34	38,873	0.28	(e)	0.28	(e)	2.09	(e)	5
Year ended 12/31/08	13.46	0.23	(5.14)	(4.91)	(0.28)	8.27	(37.07)	33,801	0.30	(e)	0.30	(e)	2.01	(e)	14
Series II
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	12.83	15.52	64,657	0.58	(d)	0.64	(d)	1.72	(d)	4
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	11.30	1.53	67,378	0.53		0.56		1.56		4
Year ended 12/31/10	10.08	0.16	1.28	1.44	(0.17)	11.35	14.58	88,407	0.53		0.67		1.54		6
Year ended 12/31/09	8.21	0.16	1.93	2.09	(0.22)	10.08	26.06	91,515	0.53	(e)	0.53	(e)	1.84	(e)	5
Year ended 12/31/08	13.36	0.20	(5.11)	(4.91)	(0.24)	8.21	(37.27)	80,115	0.55	(e)	0.55	(e)	1.76	(e)	14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for the periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $34,009 and $67,609 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is less than 0.005%.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,058.00	$2.02	$1,023.18	$1.98	0.39%
Series II	1,000.00	1,056.90	3.31	1,021.92	3.25	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. S&P Index 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. S&P Index 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. S&P Index 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P Index 500 Fund

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VISCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Small Cap Equity Fund had positive returns but underperformed its style-specific benchmark, the Russell 2000 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.89%
Series II Shares	13.66
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 2000 Index¡ (Style-Specific Index)	16.35
Lipper VUF Small-Cap Core Funds Index¿ (Peer Group Index)	15.27

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

    We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

    Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.
2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
3.	Timeliness analysis. Identifying the timeliness of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.

    Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the benchmark we believe represents the small-cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 120 to 130 holdings.

    We consider selling a stock when it no longer meets our investment criteria, based on:

■	Our original investment thesis is not valid because the fundamentals are no longer intact.
■	The price target set at purchase is exceeded.
■	The company’s timeliness profile deteriorates.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

Portfolio Composition
By sector

Financials	19.6%
Industrials	19.5
Information Technology	15.2
Consumer Discretionary	13.9
Health Care	10.4
Materials	8.7
Energy	5.5
Consumer Staples	2.8
Utilities	1.9
Money Market Funds Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1. Cymer, Inc.	1.6%
2. PolyOne Corp.	1.4
3. Valmont Industries, Inc.	1.3
4. TriMas Corp.	1.3
5. Team, Inc.	1.3
6. Interface, Inc.	1.3
7. Beacon Roofing Supply, Inc.	1.2
8. Graphic Packaging Holding Co.	1.2
9. Belden Inc.	1.2
10. ValueClick, Inc.	1.2

Top Five Industries*

1. Regional Banks	8.4%
2. Industrial Machinery	5.5
3. Oil and Gas Equipment and Services	4.7
4. Application Software	4.1
5. Environmental and Facilities Services	3.2

Total Net Assets	$288.7 million

Total Number of Holdings*	106

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Small Cap Equity Fund

    The Fund had strong positive returns but underperformed the Russell 2000 Index, it’s style-specific index, due primarily to stock selection in the financials and health care sectors where performance was also hindered by underweight allocations to the strong performing real estate and biotechnology industries. A modest cash position also detracted from relative performance since the small cap market was up significantly during the year. The Fund actually outperformed its style-specific benchmark in most sectors, including materials, consumer staples, utilities, information technology (IT) and energy.

    The Fund underperformed by the widest margin in the financials sector due primarily to stock selection. Two holdings that detracted from performance in this sector were northeastern regional banks Webster and FNB. In addition, underperformance stemmed somewhat from a moderate underweight position in real estate investment trusts (REITs), which saw very strong performance due to the market’s appetite for higher yielding, dividend paying securities. Most REITs struggle to grow their business organically. Because they must distribute the majority of their income to shareholders, they often don’t represent attractive long-term growth investments.

    The Fund also was challenged in the health care sector due both to stock selection and an underweight position in this relatively strong market sector. One significant detractor was Auxilium. The stock was hurt when the company missed third quarter revenue expectations for an older product; however, its newest product enjoyed substantial sales growth that may be sustainable as the product may potentially be approved for treatment of additional diseases.

    For much of the year, biotechnology stocks outperformed other health care stocks. Their prospects were less subject to the uncertainty resulting from the US Supreme Court’s decision on health care reform, therefore relative performance of the Fund’s biotechnology stocks versus the Russell 2000 Index was hampered by our slight underweight allocation to the industry.

    The Fund outperformed by the widest margin in the materials sector. Eagle Materials is a producer of cement and wallboard products that benefited from a rebound in the housing market as well as from industry regulations that enhanced the firm’s pricing power. Our position in the stock returned more than 100% during the reporting period and was the strongest contributor to Fund performance. Another contributor in this sector was specialty polymer materials and color company Polyone which benefited from successfully integrating an acquired company. The acquisition broadened its product line with faster growing and more profitable products.

    IT was another contributing sector for the Fund, driven by strong stock selection. The leading contributor in this sector and one of the top Fund contributors during the reporting period was Cymer. A leading producer of lasers for semiconductor manufacturing, Cymer’s stock was up strongly late in the year when the company agreed in principle to be acquired for a substantial premium, although the stock was still a holding at the end of the year. Ariba was a leading software provider which was acquired during the year. We sold the stock on the acquisition news, locking in gains for shareholders and benefiting Fund performance.

    Throughout the year the Fund maintained its “barbell” strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the reporting period were moderate within this framework; however the most significant changes included reductions in the health care and information technology sectors. Exposure to the financials, industrials and materials sectors increased.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco V.I. Small Cap Equity Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco V.I. Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Small Cap Equity Fund. He joined
Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 8/29/03; index data from 8/31/03

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception (8/29/03)	7.79%
5 Years	3.90
1 Year	13.89

Series II Shares
Inception (8/29/03)	7.55%
5 Years	3.66
1 Year	13.66

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

    The S&P SmallCap 600® Index is a market-value weighted index that consists of 600 small-cap US stocks chosen for market size, liquidity and industry group representation.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–97.46%
Advertising–1.02%
Interpublic Group of Cos., Inc. (The)	268,452	$2,958,341

Aerospace & Defense–1.71%
Aerovironment Inc.(b)	89,123	1,937,534
Triumph Group, Inc.	45,709	2,984,798
		4,922,332

Agricultural Products–1.15%
Ingredion Inc.	51,701	3,331,095

Air Freight & Logistics–0.60%
UTi Worldwide, Inc.	128,627	1,723,602

Apparel Retail–1.09%
bebe stores, inc.	299,626	1,195,508
Genesco Inc.(b)	35,338	1,943,590
		3,139,098

Apparel, Accessories & Luxury Goods–1.12%
PVH Corp.	29,093	3,229,614

Application Software–4.09%
Actuate Corp.(b)	201,690	1,129,464
Cadence Design Systems, Inc.(b)	249,791	3,374,676
MicroStrategy Inc.-Class A(b)	21,309	1,989,834
Parametric Technology Corp.(b)	109,602	2,467,141
SS&C Technologies Holdings, Inc.(b)	123,180	2,847,922
		11,809,037

Asset Management & Custody Banks–0.96%
Affiliated Managers Group, Inc.(b)	21,231	2,763,215

Auto Parts & Equipment–1.87%
Dana Holding Corp.	163,215	2,547,786
TRW Automotive Holdings Corp.(b)	53,377	2,861,541
		5,409,327

Automobile Manufacturers–1.08%
Thor Industries, Inc.	83,503	3,125,517

Automotive Retail–1.04%
Penske Automotive Group, Inc.	100,008	3,009,241

Biotechnology–0.89%
Cubist Pharmaceuticals, Inc.(b)	61,028	2,566,838

Building Products–1.10%
Trex Co., Inc.(b)	85,552	3,185,101

Casinos & Gaming–0.74%
Bally Technologies Inc.(b)	47,674	2,131,505

Communications Equipment–2.04%
Arris Group Inc.(b)	199,366	2,978,528
JDS Uniphase Corp.(b)	214,594	2,905,603
		5,884,131

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–0.97%
Titan International, Inc.(c)	128,384	$2,788,500

Construction Materials–1.05%
Eagle Materials Inc.	51,768	3,028,428

Data Processing & Outsourced Services–1.04%
Jack Henry & Associates, Inc.	76,125	2,988,668

Diversified Chemicals–1.09%
FMC Corp.	53,577	3,135,326

Diversified Metals & Mining–0.72%
Compass Minerals International, Inc.	27,798	2,076,789

Diversified REIT’s–0.24%
Lexington Realty Trust	67,585	706,263

Electrical Components & Equipment–2.01%
Belden Inc.	78,685	3,540,038
EnerSys(b)	59,798	2,250,199
		5,790,237

Electronic Equipment & Instruments–0.60%
Electro Scientific Industries, Inc.	174,455	1,735,827

Electronic Manufacturing Services–0.98%
Sanmina Corp.(b)	256,085	2,834,861

Environmental & Facilities Services–3.16%
ABM Industries Inc.	109,365	2,181,832
Team, Inc.(b)	96,780	3,681,511
Waste Connections, Inc.	96,345	3,255,498
		9,118,841

Food Distributors–0.92%
United Natural Foods, Inc.(b)	49,542	2,654,956

Gas Utilities–1.11%
UGI Corp.	98,176	3,211,337

Gold–0.42%
Allied Nevada Gold Corp.(b)	20,816	627,186
Detour Gold Corp. (Canada)(b)	23,190	581,444
		1,208,630

Health Care Equipment–2.38%
Orthofix International N.V.(b)	32,677	1,285,186
Teleflex Inc.	36,953	2,635,119
Wright Medical Group, Inc.(b)	141,227	2,964,355
		6,884,660

Health Care Facilities–2.19%
Amsurg Corp.(b)	102,109	3,064,291
Universal Health Services, Inc.-Class B	67,188	3,248,540
		6,312,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Health Care Services–0.80%
IPC The Hospitalist Co.(b)	58,469	$2,321,804

Health Care Supplies–1.05%
Haemonetics Corp.(b)	74,202	3,030,410

Home Furnishings–0.88%
La-Z-Boy Inc.	179,293	2,536,996

Homebuilding–1.05%
Meritage Homes Corp.(b)	81,134	3,030,355

Homefurnishing Retail–1.01%
Pier 1 Imports, Inc.	145,981	2,919,620

Industrial Machinery–5.47%
Gardner Denver Inc.	31,754	2,175,149
IDEX Corp.	62,537	2,909,846
TriMas Corp.(b)	132,609	3,707,748
Valmont Industries, Inc.	28,115	3,839,103
Watts Water Technologies, Inc.-Class A	73,508	3,160,109
		15,791,955

Industrial REIT’s–1.15%
DCT Industrial Trust Inc.	509,400	3,306,006

Insurance Brokers–1.04%
Arthur J. Gallagher & Co.	86,977	3,013,753

Internet Software & Services–1.20%
ValueClick, Inc.(b)	178,313	3,461,055

Investment Banking & Brokerage–0.84%
Evercore Partners Inc.-Class A	80,292	2,424,015

IT Consulting & Other Services–0.98%
MAXIMUS, Inc.	44,805	2,832,572

Life Sciences Tools & Services–1.75%
Bio-Rad Laboratories, Inc.-Class A(b)	23,914	2,512,165
Charles River Laboratories International, Inc.(b)	67,725	2,537,656
		5,049,821

Multi-Line Insurance–1.00%
American Financial Group, Inc.	72,961	2,883,419

Office REIT’s–0.97%
Douglas Emmett, Inc.	120,700	2,812,310

Office Services & Supplies–1.25%
Interface, Inc.	224,079	3,603,190

Oil & Gas Equipment & Services–4.65%
Dresser-Rand Group, Inc.(b)	50,365	2,827,491
Helix Energy Solutions Group Inc.(b)	152,099	3,139,324
Lufkin Industries, Inc.	30,793	1,789,997
Oceaneering International, Inc.	56,273	3,026,925
Oil States International, Inc.(b)	36,845	2,635,891
		13,419,628

	Shares	Value
Oil & Gas Exploration & Production–1.68%
Energen Corp.	50,031	$2,255,898
Rosetta Resources, Inc.(b)	57,207	2,594,909
		4,850,807

Packaged Foods & Meats–0.75%
TreeHouse Foods, Inc.(b)	41,564	2,166,731

Paper Packaging–1.23%
Graphic Packaging Holding Co.(b)	550,715	3,557,619

Paper Products–1.09%
Schweitzer-Mauduit International, Inc.	80,733	3,151,009

Pharmaceuticals–1.33%
Auxilium Pharmaceuticals Inc.(b)	100,678	1,865,563
Endo Health Solutions Inc.(b)	74,889	1,967,334
		3,832,897

Property & Casualty Insurance–1.89%
Markel Corp.(b)	5,969	2,587,084
W. R. Berkley Corp.	75,792	2,860,390
		5,447,474

Real Estate Services–1.04%
Jones Lang LaSalle Inc.	35,920	3,015,125

Regional Banks–8.36%
Boston Private Financial Holdings, Inc.	275,829	2,485,219
Commerce Bancshares, Inc.	14,272	500,361
CVB Financial Corp.	261,847	2,723,209
East West Bancorp, Inc.	120,172	2,582,496
F.N.B. Corp.	225,407	2,393,822
Susquehanna Bancshares, Inc.	299,583	3,139,630
Texas Capital Bancshares, Inc.(b)	61,243	2,744,911
Webster Financial Corp.	122,061	2,508,353
Wintrust Financial Corp.	82,511	3,028,154
Zions Bancorp.	94,757	2,027,800
		24,133,955

Residential REIT’s–1.06%
Education Realty Trust, Inc.	150,093	1,596,990
Mid-America Apartment Communities, Inc.	22,600	1,463,350
		3,060,340

Restaurants–2.10%
DineEquity, Inc.(b)	48,823	3,271,141
Papa John’s International, Inc.(b)	50,878	2,795,237
		6,066,378

Semiconductor Equipment–2.46%
Cymer, Inc.(b)	52,422	4,740,521
Veeco Instruments Inc.(b)(c)	80,373	2,372,611
		7,113,132

Semiconductors–1.78%
Lattice Semiconductor Corp.(b)	441,673	1,762,275
Semtech Corp.(b)	116,764	3,380,318
		5,142,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Specialized REIT’s–1.02%
LaSalle Hotel Properties	115,888	$2,942,396

Specialty Chemicals–2.28%
Innophos Holdings, Inc.	57,488	2,673,192
PolyOne Corp.	190,951	3,899,219
		6,572,411

Specialty Stores–0.85%
GNC Holdings, Inc.-Class A	73,482	2,445,481

Steel–0.86%
Haynes International, Inc.	47,670	2,472,643

Trading Companies & Distributors–1.24%
Beacon Roofing Supply, Inc.(b)	107,615	3,581,427

Trucking–1.97%
Landstar System, Inc.	46,243	2,425,908
Old Dominion Freight Line, Inc.(b)	95,057	3,258,554
		5,684,462
Total Common Stocks & Other Equity Interests (Cost $222,046,737)		281,337,937

	Shares	Value
Money Market Funds–2.51%
Liquid Assets Portfolio–Institutional Class(d)	3,622,675	$3,622,675
Premier Portfolio–Institutional Class (d)	3,622,675	3,622,675
Total Money Market Funds (Cost $7,245,350)		7,245,350
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.97% (Cost $229,292,087)		288,583,287

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.32%
Liquid Assets Portfolio-Institutional Class (Cost $3,812,540)(d)(e)	3,812,540	3,812,540
TOTAL INVESTMENTS–101.29% (Cost $233,104,627)		292,395,827
OTHER ASSETS LESS LIABILITIES–(1.29)%		(3,734,687)
NET ASSETS–100.00%		$288,661,140

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2012.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $222,046,737)*	$281,337,937
Investments in affiliated money market funds, at value and cost	11,057,890
Total investments, at value (Cost $233,104,627)	292,395,827
Receivable for:
Investments sold	1,139,675
Fund shares sold	263,450
Dividends	154,316
Investment for trustee deferred compensation and retirement plans	33,661
Total assets	293,986,929

Liabilities:
Payable for:
Investments purchased	940,682
Fund shares reacquired	253,740
Collateral upon return of securities loaned	3,812,540
Accrued fees to affiliates	222,364
Accrued other operating expenses	38,041
Trustee deferred compensation and retirement plans	58,422
Total liabilities	5,325,789
Net assets applicable to shares outstanding	$288,661,140

Net assets consist of:
Shares of beneficial interest	$226,993,474
Undistributed net investment income (loss)	(42,415)
Undistributed net realized gain	2,418,881
Unrealized appreciation	59,291,200
$288,661,140

Net Assets:
Series I	$205,565,540
Series II	$83,095,600

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	10,996,994
Series II	4,538,780
Series I:
Net asset value per share	$18.69
Series II:
Net asset value per share	$18.31

*	At December 31, 2012, securities with an aggregate value of $3,858,864 were on loan to brokers.

Investment income:
Dividends	$3,099,494
Dividends from affiliated money market funds (includes securities lending income of $60,515)	63,749
Total investment income	3,163,243

Expenses:
Advisory fees	2,108,767
Administrative services fees	752,790
Custodian fees	18,222
Distribution fees — Series II	174,863
Transfer agent fees	29,696
Trustees’ and officers’ fees and benefits	31,740
Other	58,364
Total expenses	3,174,442
Less: Fees waived and expense offset arrangement(s)	(6,849)
Net expenses	3,167,593
Net investment income (loss)	(4,350)

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(1,822,918))	23,944,248
Foreign currencies	24
23,944,272
Change in net unrealized appreciation of investment securities	11,974,353
Net realized and unrealized gain	35,918,625
Net increase in net assets resulting from operations	$35,914,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$(4,350)	$(924,084)
Net realized gain	23,944,272	16,595,731
Change in net unrealized appreciation (depreciation)	11,974,353	(20,800,587)
Net increase (decrease) in net assets resulting from operations	35,914,275	(5,128,940)

Share transactions-net:
Series I	(39,139,088)	225,192
Series II	19,908,002	22,286,320
Net increase (decrease) in net assets resulting from share transactions	(19,231,086)	22,511,512
Net increase in net assets	16,683,189	17,382,572

Net assets:
Beginning of year	271,977,951	254,595,379
End of year (includes undistributed net investment income (loss) of $(42,415) and $(42,206), respectively)	$288,661,140	$271,977,951

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely

Invesco V.I. Small Cap Equity Fund

to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. Small Cap Equity Fund

I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Small Cap Equity Fund

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $3,921.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $72,746 for accounting and fund administrative services and reimbursed $680,044 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$292,395,827	$—	$—	$292,395,827

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $488,538 and securities sales of $2,389,338, which resulted in net realized gains (losses) of $(1,822,918).

Invesco V.I. Small Cap Equity Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,928.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2012 and 2011.

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$11,991
Undistributed long-term gain	3,403,089
Net unrealized appreciation — investments	58,306,992
Temporary book/tax differences	(54,406)
Shares of beneficial interest	226,993,474
Total net assets	$288,661,140

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $19,734,963 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $100,375,660 and $119,831,636, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$69,543,649
Aggregate unrealized (depreciation) of investment securities	(11,236,657)
Net unrealized appreciation of investment securities	$58,306,992

Cost of investments for tax purposes is $234,088,835.

Invesco V.I. Small Cap Equity Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlement on December 31, 2012, undistributed net investment income (loss) was increased by $4,141 and undistributed net realized gain was decreased by $4,141. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,730,024	$30,750,303	5,397,940	$93,914,705
Series II	1,905,358	33,006,752	2,436,175	41,035,453

Reacquired:
Series I	(3,973,525)	(69,889,391)	(5,523,283)	(93,689,513)
Series II	(760,691)	(13,098,750)	(1,111,430)	(18,749,133)
Net increase (decrease) in share activity	(1,098,834)	$(19,231,086)	1,199,402	$22,511,512

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$16.41	$0.01	$2.27	$2.28	$—	$—	$—	$18.69	13.89%	$205,566	1.06	%(d)	1.06	%(d)	0.05	%(d)	36%
Year ended 12/31/11	16.53	(0.05)	(0.07)	(0.12)	—	—	—	16.41	(0.73)	217,287	1.06		1.06		(0.27)		61
Year ended 12/31/10	12.86	(0.02)	3.69	3.67	—	—	—	16.53	28.54	220,925	1.07		1.07		(0.11)		46
Year ended 12/31/09	10.62	(0.00)	2.26	2.26	(0.02)	—	(0.02)	12.86	21.29	178,949	1.09		1.09		(0.01)		46
Year ended 12/31/08	15.53	0.02	(4.88)	(4.86)	—	(0.05)	(0.05)	10.62	(31.31)	152,310	1.09		1.09		0.16		55
Series II
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31	(d)	1.31	(d)	(0.20	)(d)	36
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31		1.31		(0.52)		61
Year ended 12/31/10	12.69	(0.05)	3.63	3.58	—	—	—	16.27	28.21	33,670	1.32		1.32		(0.36)		46
Year ended 12/31/09	10.51	(0.03)	2.23	2.20	(0.02)	—	(0.02)	12.69	20.90	14,048	1.34		1.34		(0.26)		46
Year ended 12/31/08	15.39	(0.00)	(4.83)	(4.83)	—	(0.05)	(0.05)	10.51	(31.40)	5,557	1.34		1.34		(0.09)		55

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $213,790 and $69,945 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,089.20	$5.57	$1,019.81	$5.38	1.06%
Series II	1,000.00	1,087.90	6.88	1,018.55	6.65	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VITEC-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Amid significant volatility and uncertainty, information technology (IT) stocks delivered significant gains, yet lagged the broad market during the year ended December 31, 2012. Invesco V.I. Technology Fund outperformed its style-specific benchmark, the BofA Merrill Lynch 100 Technology Index, primarily as a result of the Fund’s security selection in the computers and peripherals industry and the IT services industry.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	11.28%
Series II Shares	11.04
S&P 500 Index‚ (Broad Market Index)	16.00
BofA Merrill Lynch 100 Technology Index (price only)¡ (Style-Specific Index)	9.77
Lipper VUF Science & Technology Funds Classification Average¡ (Peer Group)	13.35

Source(s): ‚Invesco, Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;¡ Lipper Inc.

How we invest

We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and that operate in industries we believe to be beneficiaries of secular trends.

The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector. We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow – metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high-quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.

Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.

We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	It no longer meets our investment criteria.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by headline economic data. Asian economies, which are mainly export-driven, were similarly affected with sharp corrections mid-year.

    Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the US and European central banks’ monetary easing announcements.

    Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the US presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of

Portfolio Composition

By sector

Information Technology	92.9%
Consumer Discretionary	2.5
Health Care	1.3
Industrials	0.6
Financials	0.4
Money Market Funds
Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*

1. Apple Inc.	10.1%
2. QUALCOMM, Inc.	4.7
3. Google Inc.-Class A	4.3
4. Cognizant Technology Solutions Corp.-Class A	3.4
5. Oracle Corp.	3.0
6. Salesforce.com, Inc.	3.0
7. Visa Inc.-Class A	2.7
8. EMC Corp.	2.5
9. Microsemi Corp.	2.3
10. Broadcom Corp.-Class A	2.3

Top Five Industries*

1. Semiconductors	17.1%
2. Internet Software & Services	12.4
3. Application Software	11.3
4. Communications Equipment	10.9
5. Computer Hardware	10.1

Total Net Assets	$97.5 million

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Technology Fund

the S&P 500 Index had positive returns.1 Financials, consumer discretionary, telecommunication services and health care were the leading market sectors, while utilities, energy, consumer staples and IT were lagging sectors.

    Security selection in the computers and peripherals industry and IT services industry benefited Fund performance on both an absolute and benchmark-relative basis during the year. The professional services industry was the only detractor from absolute Fund performance. Relative to the BofA Merrill Lynch Technology 100 Index, security selection and underweight exposure to semiconductors and Internet software and services stocks detracted from Fund performance.

    Top individual contributors to the Fund’s absolute performance during the year included Apple and Visa. Apple introduced and received record sales on the iPhone 5 during the year. The iPhone 5 boasts a thinner aluminum body, a display with more pixels, greater battery life, a redesigned camera and over 200 new operating features versus the iPhone 4S. Visa’s stock rose because the company increased its dividend and announced a share repurchase plan during the year.

    Top individual detractors from Fund performance included Marvell and MicroStrategy. While semiconductor company Marvell initiated a quarterly dividend in 2012, it also lowered revenue guidance throughout the year, often below analyst estimates. We sold Marvell during the year. MicroStrategy, a fairly new holding, is a global provider of enterprise software platforms aimed at helping businesses manage, analyze and increase accessibility of data. The stock experienced weakness toward the end of the year, despite securing several large contracts. At the close of the reporting period, we continued to hold MicroStrategy.

    At the close of the reporting period, the Fund had overweight exposure (relative to its style-specific index) to the computers and peripherals, Internet and catalog retail, communications equipment and life sciences tools and services industries. Conversely, we were underweight the electronic equipment and instruments, IT services, semiconductors and Internet software and services industries. Additionally, the Fund did not have exposure to office electronics, an industry in which the style-specific index had minor exposure.

    We remain confident about the medium-term outlook for IT stocks, primarily because of the potential for increased enterprise spending. Businesses have been reluctant to hire additional employees due to ancillary costs and, therefore, are using IT to boost productivity. Additionally, we believe emerging markets will continue to have increased technology needs. Going forward, we see possible improvements in credit markets, stabilization of demand patterns and other conditions conducive to continued secular growth.

    Longer term, we anticipate positive trends in the IT sector because we believe three key secular themes, which are independent of short-term catalysts, continue to offer support: 1) globalization – desire for productivity gains support increased technology use in international markets; 2) consumerization – technology demand is consumer-driven; and 3) proliferation – technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.

    As always, we thank you for your continued investment in Invesco V.I. Technology Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Warren Tennant Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Technology Fund.
He joined Invesco in 2000. Mr. Tennant earned a BBA in finance and an MBA from The University of Texas at Austin.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Technology Fund.
He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (5/20/97)	3.48%
10 Years	7.54
5 Years	2.28
1 Year	11.28

Series II Shares
10 Years	7.26%
5 Years	2.01
1 Year	11.04

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results;

current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The BofA Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

    The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–97.70%
Application Software–11.26%
Aspen Technology, Inc.(b)	39,484	$1,091,338
Autodesk, Inc.(b)	18,194	643,158
Cadence Design Systems, Inc.(b)	101,140	1,366,401
Citrix Systems, Inc.(b)	29,458	1,936,863
Informatica Corp.(b)	10,354	313,933
MicroStrategy Inc.–Class A(b)	8,882	829,401
Nuance Communications, Inc.(b)	27,802	620,541
Salesforce.com, Inc.(b)	17,231	2,896,531
SS&C Techonologies Holdings, Inc.(b)	37,166	859,278
TIBCO Software Inc.(b)	19,063	419,577
		10,977,021

Communications Equipment–10.94%
Brocade Communications Systems, Inc.(b)	119,592	637,425
Ciena Corp.(b)	30,901	485,146
Cisco Systems, Inc.	83,498	1,640,736
F5 Networks, Inc.(b)	12,688	1,232,639
Finisar Corp.(b)	34,062	555,211
JDS Uniphase Corp.(b)	111,811	1,513,921
QUALCOMM, Inc.	74,179	4,600,581
		10,665,659

Computer Hardware–10.14%
Apple Inc.	18,556	9,889,977

Computer Storage & Peripherals–2.49%
EMC Corp.(b)	95,997	2,428,724

Data Processing & Outsourced Services–7.97%
Alliance Data Systems Corp.(b)	12,462	1,803,999
Genpact Ltd.	68,965	1,068,958
MasterCard, Inc.–Class A	4,531	2,225,990
Visa Inc.–Class A	17,642	2,674,174
		7,773,121

Electronic Manufacturing Services–3.49%
Jabil Circuit, Inc.	60,532	1,167,662
Molex Inc.	35,020	957,097
Sanmina Corp.(b)	114,990	1,272,939
		3,397,698

Internet Retail–2.46%
Amazon.com, Inc.(b)	5,247	1,318,414
Priceline.com Inc.(b)	1,743	1,082,629
		2,401,043

Internet Software & Services–12.35%
Akamai Technologies, Inc.(b)	17,863	730,775
Baidu, Inc.–ADR (China)(b)	3,656	366,660
eBay Inc.(b)	21,731	1,108,716
Facebook Inc.–Class A(b)	43,146	1,148,978

	Shares	Value
Internet Software & Services–(continued)
Google Inc.–Class A(b)	5,877	$4,169,438
LogMeIn, Inc.(b)	39,757	890,954
ValueClick, Inc.(b)	63,201	1,226,732
VeriSign, Inc.(b)	32,965	1,279,701
Web.com Group Inc.(b)	75,509	1,117,533
		12,039,487

IT Consulting & Other Services–7.36%
Accenture PLC–Class A	29,448	1,958,292
Cognizant Technology Solutions Corp.–Class A(b)	44,567	3,300,187
International Business Machines Corp.	9,984	1,912,435
		7,170,914

Life Sciences Tools & Services–1.33%
Agilent Technologies, Inc.	31,574	1,292,640

Other Diversified Financial Services–0.35%
BlueStream Ventures L.P. (Acquired 08/03/00–06/13/08; Acquisition Cost $3,149,655)(b)(c)(d)	—	341,773

Research & Consulting Services–0.64%
Acacia Research(b)	24,482	627,963

Semiconductor Equipment–1.07%
Teradyne, Inc.(b)	61,982	1,046,876

Semiconductors–17.13%
ARM Holdings PLC–ADR (United Kingdom)	8,918	337,368
Avago Technologies Ltd.	33,610	1,064,093
Broadcom Corp.–Class A	67,028	2,226,000
Cirrus Logic, Inc.(b)	20,788	602,228
Cypress Semiconductor Corp.	74,900	811,916
Diodes Inc.(b)	50,846	882,178
Fairchild Semiconductor International, Inc.(b)	65,501	943,214
Intermolecular Inc.(b)	67,306	599,023
Lattice Semiconductor Corp.(b)	246,253	982,549
MA-COM Technology Solutions Holdings Inc.(b)	28,412	425,328
Maxim Integrated Products, Inc.	27,465	807,471
Microsemi Corp.(b)	106,963	2,250,502
ON Semiconductor Corp.(b)	116,453	820,994
Semtech Corp.(b)	54,789	1,586,142
Skyworks Solutions, Inc.(b)	45,135	916,240
Texas Instruments Inc.	25,070	775,666
Xilinx, Inc.	18,595	667,560
		16,698,472

Systems Software–8.72%
Check Point Software Technologies Ltd. (Israel)(b)	23,472	1,118,206
CommVault Systems, Inc.(b)	11,879	828,085
Fortinet Inc.(b)	60,273	1,269,952
Infoblox, Inc.(b)	13,588	244,177
Oracle Corp.	88,151	2,937,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value
Systems Software–(continued)
Red Hat, Inc.(b)	14,168	$750,337
Rovi Corp.(b)	19,606	302,521
Symantec Corp.(b)	55,589	1,045,629
		8,496,098
Total Common Stocks & Other Equity Interests (Cost $78,729,107)		95,247,466

Money Market Funds–1.65%
Liquid Assets Portfolio–Institutional Class(e)	802,314	802,314
Premier Portfolio–Institutional Class(e)	802,314	802,314
Total Money Market Funds (Cost $1,604,628)		1,604,628
TOTAL INVESTMENTS–99.35% (Cost $80,333,735)		96,852,094
OTHER ASSETS LESS LIABILITIES–0.65%		636,741
NET ASSETS–100.00%		$97,488,835

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2012 represented less than 1% of the Fund’s Net Assets.
(d)	The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $78,729,107)	$95,247,466
Investments in affiliated money market funds, at value and cost	1,604,628
Total investments, at value (Cost $80,333,735)	96,852,094
Cash	795,135
Receivable for:
Fund shares sold	56,334
Dividends	11,579
Investment for trustee deferred compensation and retirement plans	38,292
Total assets	97,753,434

Liabilities:
Payable for:
Fund shares reacquired	102,431
Accrued fees to affiliates	64,740
Accrued other operating expenses	37,765
Trustee deferred compensation and retirement plans	59,663
Total liabilities	264,599
Net assets applicable to shares outstanding	$97,488,835

Net assets consist of:
Shares of beneficial interest	$70,920,323
Undistributed net investment income	2,076,625
Undistributed net realized gain	7,973,528
Unrealized appreciation	16,518,359
$97,488,835

Net Assets:
Series I	$95,370,902
Series II	$2,117,933

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,651,714
Series II	128,343
Series I:
Net asset value per share	$16.87
Series II:
Net asset value per share	$16.50

Investment income:
Dividends	$776,628
Dividends from affiliated money market funds	3,958
Total investment income	780,586

Expenses:
Advisory fees	794,695
Administrative services fees	308,497
Custodian fees	10,794
Distribution fees — Series II	5,030
Transfer agent fees	30,506
Trustees’ and officers’ fees and benefits	25,160
Other	60,617
Total expenses	1,235,299
Less: Fees waived	(4,218)
Net expenses	1,231,081
Net investment income (loss)	(450,495)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	9,554,276
Change in net unrealized appreciation of:
Investment securities	2,176,313
Net realized and unrealized gain	11,730,589
Net increase in net assets resulting from operations	$11,280,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$(450,495)	$(756,527)
Net realized gain	9,554,276	11,675,866
Change in net unrealized appreciation (depreciation)	2,176,313	(16,912,981)
Net increase (decrease) in net assets resulting from operations	11,280,094	(5,993,642)

Distributions to shareholders from net investment income:
Series I	—	(209,892)
Series ll	—	(1,326)
Total distributions from net investment income	—	(211,218)

Share transactions–net:
Series l	(16,315,465)	(21,625,874)
Series ll	331,851	520,728
Net increase (decrease) in net assets resulting from share transactions	(15,983,614)	(21,105,146)
Net increase (decrease) in net assets	(4,703,520)	(27,310,006)

Net assets:
Beginning of year	102,192,355	129,502,361
End of year (includes undistributed net investment income of $2,076,625 and $1,881,365, respectively)	$97,488,835	$102,192,355

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Technology Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. Technology Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $4,218.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $258,497 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $968 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Technology Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$96,510,321	$—	$341,773	$96,852,094

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$—	$211,218

Tax Components of Net Assets at Period-End:

2012
Undistributed long-term gain	$8,068,484
Net unrealized appreciation — investments	18,555,078
Temporary book/tax differences	(55,050)
Shares of beneficial interest	70,920,323
Total net assets	$97,488,835

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership interests.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Technology Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,524,170 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2012.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $43,193,946 and $58,776,017, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$25,475,540
Aggregate unrealized (depreciation) of investment securities	(6,920,462)
Net unrealized appreciation of investment securities	$18,555,078

Cost of investments for tax purposes is $78,297,016.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership and net operating losses, on December 31, 2012, undistributed net investment income was increased by $645,755 , undistributed net realized gain was increased by $18,893 and shares of beneficial interest was decreased by $664,648. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	678,900	$11,607,559	1,327,553	$22,172,590
Series II	65,426	1,097,512	56,016	891,686

Issued as reinvestment of dividends:
Series I	—	—	14,376	209,892
Series II	—	—	93	1,326

Reacquired:
Series I	(1,662,300)	(27,923,024)	(2,725,269)	(44,008,356)
Series II	(45,637)	(765,661)	(23,813)	(372,284)
Net increase (decrease) in share activity	(963,611)	$(15,983,614)	(1,351,044)	$(21,105,146)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$15.16	$(0.07)	$1.78	$1.71	$—	$16.87	11.28%	$95,371	1.16	%(d)	1.16	%(d)	(0.42	)%(d)	42%
Year ended 12/31/11	16.00	(0.10)	(0.71)	(0.81)	(0.03)	15.16	(5.05)	100,579	1.12		1.12		(0.62)		41
Year ended 12/31/10	13.19	0.02	2.79	2.81	—	16.00	21.30	128,304	1.14		1.14		0.18		43
Year ended 12/31/09	8.38	(0.03)	4.84	4.81	—	13.19	57.40	119,369	1.18		1.19		(0.27)		42
Year ended 12/31/08	15.10	0.01	(6.73)	(6.72)	—	8.38	(44.50)	71,546	1.15		1.16		0.05		81
Series II
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	16.50	11.04	2,118	1.41	(d)	1.41	(d)	(0.67	)(d)	42
Year ended 12/31/11	15.71	(0.14)	(0.70)	(0.84)	(0.01)	14.86	(5.32)	1,613	1.37		1.37		(0.87)		41
Year ended 12/31/10	12.98	(0.01)	2.74	2.73	—	15.71	21.03	1,198	1.39		1.39		(0.07)		43
Year ended 12/31/09	8.26	(0.06)	4.78	4.72	—	12.98	57.14	417	1.43		1.44		(0.52)		42
Year ended 12/31/08	14.95	(0.02)	(6.67)	(6.69)	—	8.26	(44.75)	115	1.40		1.41		(0.20)		81

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $103,947 and $2,012 for Series I and Series II, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,020.60	$5.99	$1,019.20	$5.99	1.18%
Series II	1,000.00	1,019.20	7.26	1,017.95	7.25	1.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIUTI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco V.I. Utilities Fund posted positive returns. The Fund’s results outpaced its style-specific benchmark, the S&P 500 Utilities Sector Total Return Index, but lagged the broad market, as measured by the S&P 500 Index. Performance drivers were primarily stock-specific as the electric utilities and multi-utilities industries contained a number of the Fund’s top contributors to Fund performance, as well as top detractors.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	3.61%
Series II Shares	3.34
S&P 500 Index‚ (Broad Market Index)	16.00
S&P 500 Utilities Sector Total Return Index‚ (Style-Specific Index)	1.29
Lipper VUF Utility Funds Classification Average¡ (Peer Group)	10.07

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Lipper Inc.

How we invest

In selecting investments, we focus on companies in the electric utilities, natural gas, water and telecommunication services industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two-year investment period. We construct the portfolio to provide what we believe to be the best combination of price appreciation potential, dividend income and risk profile, and the Fund typically maintains full sector exposure. We strive to manage risk by maintaining an average of 30 to 50 positions, low portfolio turnover, and a rigorous sell discipline.

Market conditions and your Fund

The year began with improving economic data in the US and a rally in the equity markets. However, the ongoing European debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe. With pressure from overseas, US economic data began to decelerate and indicators for manufacturing, employment and consumer spending weakened over the summer. Despite these headwinds, corporate earnings were resilient, and the financial markets delivered strong results for the year. All sectors in the S&P 500 Index posted gains.1 Financials were the leading performers, while utilities lagged the overall market.

    A number of holdings in the multi-utilities industry were among the top contributors to the Fund’s results, including National Grid and Sempra Energy.

However, the Fund’s investments in Exelon and Entergy detracted from returns.

    National Grid was the top contributor to Fund performance during the year. National Grid is a UK-based distributor of both electricity and gas. The company is regulated in Great Britain by the Office of Gas and Electricity Markets (Ofgem). Ofgem established new and significant price controls that regulate National Grid’s business for the next several years. The market reacted positively as the outcome of these regulations continues to support management’s long-term investment and growth programs.

    Sempra Energy, a regulated gas and electric utility, was among the largest contributors to performance. The company’s new chief executive officer began successfully implementing a strategy to focus growth on higher-profit, regulated assets while divesting lower-profit, non-regulated assets. As part of this strategy, the company also increased its dividend by 25%.2 The stock further benefited from expectations that Sempra will build liquefied natural gas export facilities if the US Department of Energy issues additional permits.

    Exelon was the largest detractor from Fund performance during the year. Faced with continued weak power and commodity markets, Exelon cut and deferred $2.0B3 of long-term capital investment projects in order to improve its balance sheet. Management discussed additional balance sheet actions that may be necessary, if commodity prices remain below long-term trends.

Portfolio Composition

By sector

Utilities	89.9%
Telecommunication Services	4.7
Money Market Funds Plus Other Assets Less Liabilities	5.4

Top 10 Equity Holdings*

1. American Electric Power Co., Inc.	5.6%
2. Portland General Electric Co.	5.3
3. Pepco Holdings, Inc.	5.1
4. National Grid PLC	5.0
5. Exelon Corp.	4.9
6. Xcel Energy, Inc.	4.6
7. Southern Co. (The)	4.5
8. Dominion Resources, Inc.	4.2
9. Sempra Energy	4.1
10. Duke Energy Corp.	3.9

Total Net Assets	$65.8 million

Total Number of Holdings*	32

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Utilities Fund

    Entergy was a detractor from Fund performance during the reporting period. Providing power to 2.8 million customers4 in four states in the Southeast, the company is regulated by multiple jurisdictions. The company announced a potential divestiture of its transmission assets which continued to face regulatory challenges. In addition, the company’s 5,000 megawatt (MW) fleet of non-regulated nuclear plants located primarily in the Northeast continued to face weak commodity prices and suffer from reduced customer demand.

    There were no major positioning changes in the Fund during the reporting period. We continued to emphasize regulated over non-regulated companies. At the end of the reporting period, the Fund’s largest industry allocations were in the electric utilities and multi-utilities industries.

    As always, we reiterate our commitment to providing investors strategic exposure to a traditionally defensive and income-oriented asset class. Thank you for your continued investment in Invesco V.I. Utilities Fund.

1	Source: Lipper Inc.
2	Source: FactSet Research Systems, Inc.
3	Source: Exelon
4	Source: Entergy

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Utilities Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Utilities Fund. He joined Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Invesco V.I. Utilities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (12/30/94)	6.84%
10 Years	9.85
5 Years	-0.06
1 Year	3.61

Series II Shares
10 Years	9.58%
5 Years	-0.32
1 Year	3.34

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Utilities Fund

Invesco V.I. Utilities Fund’s investment objective is long-term growth of capital and, secondarily, current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic Securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

    Utilities sector risk. The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500 Utilities Sector Total Return Index is an unmanaged index considered representative of the utilities market.

    The Lipper VUF Utility Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Utility Funds category.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Utilities Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks–94.63%
Electric Utilities–51.47%
American Electric Power Co., Inc.	85,860	$3,664,505
Duke Energy Corp.	40,639	2,592,768
Edison International	51,883	2,344,593
Entergy Corp.	38,288	2,440,860
Exelon Corp.	108,475	3,226,046
FirstEnergy Corp.	27,553	1,150,613
NextEra Energy, Inc.	9,968	689,686
Northeast Utilities	54,720	2,138,458
Pepco Holdings, Inc.	172,078	3,374,450
Pinnacle West Capital Corp.	23,157	1,180,544
Portland General Electric Co.	126,344	3,456,772
PPL Corp.	56,219	1,609,550
Southern Co. (The)	69,713	2,984,413
Xcel Energy, Inc.	112,784	3,012,461
		33,865,719

Gas Utilities–6.39%
AGL Resources Inc.	47,987	1,918,040
Atmos Energy Corp.	20,530	721,014
UGI Corp.	47,738	1,561,510
		4,200,564

Independent Power Producers & Energy Traders–6.11%
Calpine Corp.(b)	106,319	1,927,563
NRG Energy, Inc.	91,128	2,095,033
		4,022,596

Integrated Telecommunication Services–4.76%
AT&T Inc.	25,451	857,953
CenturyLink Inc.	25,623	1,002,372
Verizon Communications Inc.	29,364	1,270,580
		3,130,905

	Shares	Value
Multi-Utilities–25.90%
CMS Energy Corp.	31,778	$774,748
Consolidated Edison, Inc.	9,005	500,138
Dominion Resources, Inc.	53,921	2,793,108
DTE Energy Co.	24,056	1,444,563
National Grid PLC (United Kingdom)	285,184	3,267,525
NiSource Inc.	27,525	685,097
PG&E Corp.	39,953	1,605,311
Public Service Enterprise Group Inc.	36,466	1,115,860
Sempra Energy	37,558	2,664,364
TECO Energy, Inc.	130,673	2,190,079
		17,040,793
Total Common Stocks (Cost $49,967,251)		62,260,577

Money Market Funds–4.85%
Liquid Assets Portfolio–Institutional Class(c)	1,594,911	1,594,911
Premier Portfolio–Institutional Class(c)	1,594,912	1,594,912
Total Money Market Funds (Cost $3,189,823)		3,189,823
TOTAL INVESTMENTS–99.48% (Cost $53,157,074)		65,450,400
OTHER ASSETS LESS LIABILITIES–0.52%		344,407
NET ASSETS–100.00%		$65,794,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $49,967,251)	$62,260,577
Investments in affiliated money market funds, at value and cost	3,189,823
Total investments, at value (Cost $53,157,074)	65,450,400
Receivable for:
Investments sold	203,105
Fund shares sold	120,566
Dividends	312,415
Investment for trustee deferred compensation and retirement plans	50,273
Total assets	66,136,759

Liabilities:
Payable for:
Fund shares reacquired	204,882
Accrued fees to affiliates	39,943
Accrued other operating expenses	30,800
Trustee deferred compensation and retirement plans	66,327
Total liabilities	341,952
Net assets applicable to shares outstanding	$65,794,807

Net assets consist of:
Shares of beneficial interest	$50,130,615
Undistributed net investment income	2,116,917
Undistributed net realized gain	1,251,575
Unrealized appreciation	12,295,700
$65,794,807

Net Assets:
Series I	$64,158,267
Series II	$1,636,540

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,960,193
Series II	101,697
Series I:
Net asset value per share	$16.20
Series II:
Net asset value per share	$16.09

Investment income:
Dividends (net of foreign withholding taxes of $10,525)	$2,847,301
Dividends from affiliated money market funds	5,116
Total investment income	2,852,417

Expenses:
Advisory fees	418,656
Administrative services fees	205,116
Custodian fees	5,723
Distribution fees — Series II	4,521
Transfer agent fees	20,587
Trustees’ and officers’ fees and benefits	23,422
Other	46,806
Total expenses	724,831
Less: Fees waived	(24,972)
Net expenses	699,859
Net investment income	2,152,558

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,530,241
Foreign currencies	(268)
1,529,973
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,259,618)
Foreign currencies	2,594
(1,257,024)
Net realized and unrealized gain	272,949
Net increase in net assets resulting from operations	$2,425,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$2,152,558	$2,155,650
Net realized gain	1,529,973	3,889,415
Change in net unrealized appreciation (depreciation)	(1,257,024)	4,252,499
Net increase in net assets resulting from operations	2,425,507	10,297,564

Distributions to shareholders from net investment income:
Series I	(2,101,069)	(2,123,528)
Series II	(47,190)	(57,674)
Total distributions from net investment income	(2,148,259)	(2,181,202)

Distributions to shareholders from net realized gains:
Series I	(2,398,617)	—
Series II	(59,040)	—
Total distributions from net realized gains	(2,457,657)	—

Share transactions-net:
Series I	(4,662,802)	(898,765)
Series II	(195,495)	(34,322)
Net increase (decrease) in net assets resulting from share transactions	(4,858,297)	(933,087)
Net increase (decrease) in net assets	(7,038,706)	7,183,275

Net assets:
Beginning of year	72,833,513	65,650,238
End of year (includes undistributed net investment income of $2,116,917 and $2,091,940, respectively)	$65,794,807	$72,833,513

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco V.I. Utilities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital and, secondarily, current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Utilities Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for

Invesco V.I. Utilities Fund

material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to May 1, 2012, the Adviser had contractually agreed, through April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $24,972.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by

Invesco V.I. Utilities Fund

the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $155,116 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $3,267,525 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$62,182,875	$3,267,525	$—	$65,450,400

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Utilities Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$2,148,259	$2,181,202
Long-Term Capital Gain	2,457,657	—
Total	$4,605,916	$2,181,202

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$2,182,444
Undistributed long-term gain	1,495,855
Net unrealized appreciation — investments	12,043,852
Net unrealized appreciation — other investments	2,374
Temporary book/tax differences	(60,333)
Shares of beneficial interest	50,130,615
Total net assets	$65,794,807

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $1,707,286 and $7,369,281, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,678,845
Aggregate unrealized (depreciation) of investment securities	(1,634,993)
Net unrealized appreciation of investment securities	$12,043,852

Cost of investments for tax purposes is $53,406,548.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlement, on December 31, 2012, undistributed net investment income was increased by $20,678 and undistributed net realized gain was decreased by $20,678. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Utilities Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	613,174	$10,279,764	951,541	$15,210,526
Series II	23,507	400,727	16,357	261,142

Issued as reinvestment of dividends:
Series I	273,870	4,499,686	136,473	2,123,528
Series II	6,506	106,230	3,727	57,674

Reacquired:
Series I	(1,166,463)	(19,442,252)	(1,149,620)	(18,232,819)
Series II	(41,247)	(702,452)	(22,568)	(353,138)
Net increase (decrease) in share activity	(290,653)	$(4,858,297)	(64,090)	$(933,087)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$16.74	$0.52	$0.10	$0.62	$(0.54)	$(0.62)	$(1.16)	$16.20	3.61%	$64,158	0.99	%(d)	1.03	%(d)	3.10	%(d)	3%
Year ended 12/31/11	14.87	0.51	1.90	2.41	(0.54)	–	(0.54)	16.74	16.45	70,956	0.92		1.04		3.23		14
Year ended 12/31/10	14.51	0.47	0.43	0.90	(0.54)	–	(0.54)	14.87	6.30	63,945	0.92		1.04		3.25		13
Year ended 12/31/09	13.38	0.45	1.53	1.98	(0.68)	(0.17)	(0.85)	14.51	14.93	70,671	0.93		1.04		3.35		14
Year ended 12/31/08	23.97	0.52	(8.36)	(7.84)	(0.59)	(2.16)	(2.75)	13.38	(32.35)	80,704	0.93		0.96		2.53		15
Series II
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24	(d)	1.28	(d)	2.85	(d)	3
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	–	(0.50)	16.63	16.15	1,878	1.17		1.29		2.98		14
Year ended 12/31/10	14.43	0.43	0.42	0.85	(0.50)	–	(0.50)	14.78	6.01	1,706	1.17		1.29		3.00		13
Year ended 12/31/09	13.30	0.41	1.52	1.93	(0.63)	(0.17)	(0.80)	14.43	14.61	1,702	1.18		1.29		3.10		14
Year ended 12/31/08	23.80	0.46	(8.28)	(7.82)	(0.52)	(2.16)	(2.68)	13.30	(32.51)	1,717	1.18		1.21		2.28		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $67,968 and $1,808 for Series I and Series II shares, respectively.

Invesco V.I. Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco V.I. Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$997.90	$5.21	$1,019.92	$5.27	1.04%
Series II	1,000.00	996.30	6.46	1,018.66	6.54	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco V.I. Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$2,457,657
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Utilities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Utilities Fund

Invesco Van Kampen V.I. American Franchise Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMFR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. American Franchise Fund had positive returns but underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.73%
Series II Shares	13.40
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 1000 Growth Index¡ (Style-Specific Index)	15.26
Lipper VUF Large-Cap Growth Funds Index♦ (Peer Group Index)	16.39

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.

To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct comprehensive bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distribu-

tors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in a company’s fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

Portfolio Composition

By sector

Information Technology	31.4%
Consumer Discretionary	21.1
Industrials	13.0
Health Care	12.1
Financials	8.5
Energy	6.0
Telecommunication Services	2.2
Materials	2.1
Consumer Staples	1.7
Money Market Funds Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1. Apple Inc.	7.2%
2. Google Inc.-Class A	3.7
3. QUALCOMM, Inc.	3.6
4. DISH Network Corp.-Class A	3.0
5. General Electric Co.	2.5
6. Goldman Sachs Group, Inc. (The)	2.5
7. DIRECTV	2.3
8. Sprint Nextel Corp.	2.2
9. Pfizer Inc.	2.2
10. Weatherford International Ltd.	2.2

Top Five Industries*

1. Computer Hardware	7.2%
2. Internet Software and Services	7.1
3. Cable and Satellite	6.4
4. Pharmaceuticals	5.8
5. Oil and Gas Equipment and Services	4.7

Total Net Assets	$720.7 million

Total Number of Holdings*	73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco Van Kampen V.I. American Franchise Fund

    In this environment, the Fund posted solid positive returns but underperformed the Russell 1000 Growth Index, its style-specific benchmark, during the reporting period. The Fund underperformed by the widest margin in the energy sector driven by stock selection. The largest detractor was Weatherford International, an oil-field services firm with a strong position in artificial lift, which enables hydraulic fracturing (fracking) wells to produce more oil after their initial output falls off. The stock was pressured during the year due to issues with filing audited financial reports and the uncertain macroeconomic environment. National Oilwell Varco and Occidental Petroleum were also detractors in the sector.

    The Fund also underperformed the style-specific index in the health care sector. The largest detractor was Allscripts, which provides clinical, financial, connectivity and information solutions to hospitals and physicians. Allscripts announced dramatically lower business fundamentals and earnings during the reporting period, and a power struggle in the boardroom led to the departure of a number of board members. Amid these events, the stock price was hit dramatically. We sold our position during the reporting period.

    Given the strong performance from equity markets and the style-specific index during the reporting period, the Fund’s modest cash position detracted from relative performance. Certain stocks in the materials and information technology sectors led the Fund to underperform the index in those sectors as well.

    In contrast, the Fund outperformed the Russell 1000 Growth Index in a number of sectors, including consumer discretionary, telecommunication services, industrials and financials. Strong stock selection in the consumer discretionary sector included Amazon, Gap and Italian fashion company Prada. The portfolio also benefited from several satellite and cable providers, who were rewarded by investors for their consistent recurring revenues during a very uncertain economic period. Comcast, DIRECTV and DISH Network were all solid contributors in the consumer discretionary sector.

    Likewise, the Fund outperformed its style-specific benchmark in the telecommunication services sector due to strong stock selection. The largest contributor in this sector was Sprint Nextel, which was up strongly during the year as management deftly executed several innovative business strategies. The struggles of several lower-end competitors also recently contributed to success for Sprint. The Fund also benefited from positive stock selection in the industrials and financials sectors and from an underweight allocation to the relatively poor performing consumer staples sector.

    As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Van Kampen V.I. American Franchise Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I.
American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio manager, is manager of Invesco Van Kampen V.I. American Franchise Fund. He joined
Invesco in 2010. Mr. Cohen earned a BS in economics from the Wharton School of the University of Pennsylvania.

Invesco Van Kampen V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (7/3/95)	7.74%
10 Years	6.73
5 Years	1.61
1 Year	13.73

Series II Shares
Inception (9/18/00)	-3.24%
10 Years	6.46
5 Years	1.36
1 Year	13.40

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco Van Kampen V.I. American Franchise Fund on April 30, 2012). Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2014. See current prospectus for more information.

Invesco Van Kampen V.I. American Franchise Fund

Invesco Van Kampen V.I. American Franchise Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

    Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

    Growth investing risk. The Fund emphasizes a growth style of investing. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

    Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

    Real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–98.11%
Aerospace & Defense–2.68%
Boeing Co. (The)	154,375	$11,633,700
United Technologies Corp.	93,499	7,667,853
		19,301,553

Air Freight & Logistics–1.12%
Expeditors International of Washington, Inc.	203,569	8,051,154

Apparel Retail–0.98%
Gap, Inc. (The)	226,982	7,045,521

Apparel, Accessories & Luxury Goods–2.15%
Coach, Inc.	125,301	6,955,458
Prada S.p.A. (Italy)	881,000	8,517,669
		15,473,127

Application Software–3.88%
Autodesk, Inc.(b)	97,705	3,453,872
Citrix Systems, Inc.(b)	172,668	11,352,921
Salesforce.com, Inc.(b)	78,316	13,164,919
		27,971,712

Automobile Manufacturers–1.60%
General Motors Co.(b)	400,282	11,540,130

Biotechnology–4.25%
Amgen Inc.	91,917	7,934,275
Biogen Idec Inc.(b)	34,494	5,059,235
Celgene Corp.(b)	96,658	7,607,951
Gilead Sciences, Inc.(b)	136,173	10,001,907
		30,603,368

Broadcasting–1.02%
CBS Corp.–Class B	192,590	7,328,050

Cable & Satellite–6.42%
Comcast Corp.–Class A	219,558	8,207,078
DIRECTV(b)	323,416	16,222,547
DISH Network Corp.–Class A	599,403	21,818,269
		46,247,894

Casinos & Gaming–0.84%
Las Vegas Sands Corp.	131,724	6,080,380

Communications Equipment–3.86%
F5 Networks, Inc.(b)	20,899	2,030,338
QUALCOMM, Inc.	415,647	25,778,427
		27,808,765

Computer Hardware–7.18%
Apple Inc.	97,052	51,726,775

Computer Storage & Peripherals–2.01%
EMC Corp.(b)	571,542	14,460,013

	Shares	Value
Construction & Engineering–0.82%
Foster Wheeler AG (Switzerland)(b)	242,988	$5,909,468

Construction & Farm Machinery & Heavy Trucks–1.89%
Cummins Inc.	125,969	13,648,741

Consumer Finance–1.79%
Capital One Financial Corp.	222,381	12,882,531

Data Processing & Outsourced Services–1.84%
Visa Inc.–Class A	87,436	13,253,549

Department Stores–0.45%
Macy’s, Inc.	84,173	3,284,430

Diversified Banks–1.36%
Wells Fargo & Co.	286,180	9,781,632

Fertilizers & Agricultural Chemicals–2.05%
Monsanto Co.	109,140	10,330,101
Mosaic Co. (The)	78,232	4,430,278
		14,760,379

General Merchandise Stores–0.82%
Dollar General Corp.(b)	134,048	5,910,176

Health Care Equipment–0.27%
Intuitive Surgical, Inc.(b)	3,939	1,931,567

Health Care Services–1.34%
Express Scripts Holding Co.(b)	179,336	9,684,144

Health Care Technology–0.37%
Cerner Corp.(b)	34,226	2,657,307

Home Improvement Retail–1.58%
Home Depot, Inc. (The)	94,775	5,861,834
Lowe’s Cos., Inc.	156,585	5,561,899
		11,423,733

Hypermarkets & Super Centers–1.35%
Wal-Mart Stores, Inc.	142,354	9,712,813

Industrial Conglomerates–3.62%
Danaher Corp.	144,600	8,083,140
General Electric Co.	856,504	17,978,019
		26,061,159

Industrial Machinery–0.94%
Ingersoll–Rand PLC	141,636	6,792,863

Integrated Oil & Gas–0.18%
Occidental Petroleum Corp.	16,582	1,270,347

Internet Retail–3.17%
Amazon.com, Inc.(b)	36,920	9,276,889
Priceline.com Inc.(b)	21,848	13,570,448
		22,847,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Franchise Fund

	Shares	Value
Internet Software & Services–7.14%
Baidu, Inc.–ADR (China)(b)	46,520	$4,665,491
eBay Inc.(b)	211,644	10,798,077
Facebook Inc.–Class A(b)	347,918	9,265,056
Google Inc.–Class A(b)	37,673	26,727,110
		51,455,734

Investment Banking & Brokerage–2.48%
Goldman Sachs Group, Inc. (The)	140,292	17,895,648

IT Consulting & Other Services–1.76%
Cognizant Technology Solutions Corp.–Class A(b)	171,654	12,710,979

Movies & Entertainment–0.77%
Walt Disney Co. (The)	111,765	5,564,779

Oil & Gas Equipment & Services–4.71%
Cameron International Corp.(b)	93,825	5,297,359
National Oilwell Varco Inc.	53,208	3,636,767
Schlumberger Ltd.	135,481	9,387,478
Weatherford International Ltd.(b)	1,398,408	15,648,186
		33,969,790

Oil & Gas Exploration & Production–0.84%
Anadarko Petroleum Corp.	81,074	6,024,609

Oil & Gas Refining & Marketing–0.31%
Marathon Petroleum Corp.	35,990	2,267,370

Packaged Foods & Meats–0.35%
Mondelez International Inc.–Class A	98,756	2,515,315

Pharmaceuticals–5.81%
Abbott Laboratories	139,924	9,165,022
Allergan, Inc.	73,923	6,780,957
Johnson & Johnson	144,358	10,119,496
Pfizer Inc.	631,642	15,841,581
		41,907,056

Property & Casualty Insurance–0.91%
ACE Ltd.	81,932	6,538,174

	Shares	Value
Railroads–0.98%
Union Pacific Corp.	56,416	$7,092,620

Restaurants–1.27%
Chipotle Mexican Grill, Inc.(b)	10,964	3,261,352
Starbucks Corp.	110,286	5,913,535
		9,174,887

Semiconductors–1.95%
Broadcom Corp.–Class A	217,576	7,225,699
Maxim Integrated Products, Inc.	233,419	6,862,519
		14,088,218

Specialized REIT’s–2.00%
American Tower Corp.	186,831	14,436,431

Systems Software–1.79%
Check Point Software Technologies Ltd. (Israel)(b)	89,033	4,241,532
Oracle Corp.	259,627	8,650,772
		12,892,304

Trucking–0.98%
J.B. Hunt Transport Services, Inc.	118,155	7,055,035

Wireless Telecommunication Services–2.23%
Sprint Nextel Corp.(b)	2,830,906	16,051,237
Total Common Stocks & Other Equity Interests (Cost $560,082,990)		707,090,804

Money Market Funds–1.87%
Liquid Assets Portfolio–Institutional Class(c)	6,730,221	6,730,221
Premier Portfolio–Institutional Class(c)	6,730,221	6,730,221
Total Money Market Funds (Cost $13,460,442)		13,460,442
TOTAL INVESTMENTS–99.98% (Cost $573,543,432)		720,551,246
OTHER ASSETS LESS LIABILITIES–0.02%		123,620
NET ASSETS–100.00%		$720,674,866

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $560,082,990)	$707,090,804
Investments in affiliated money market funds, at value and cost	13,460,442
Total investments, at value (Cost $573,543,432)	720,551,246
Foreign currencies, at value (Cost $927)	851
Receivable for:
Investments sold	1,061,845
Fund shares sold	309,732
Dividends	371,418
Fund expenses absorbed	15,800
Investment for trustee deferred compensation and retirement plans	213,782
Other assets	387
Total assets	722,525,061

Liabilities:
Payable for:
Fund shares reacquired	795,764
Accrued fees to affiliates	598,667
Accrued other operating expenses	49,174
Trustee deferred compensation and retirement plans	406,590
Total liabilities	1,850,195
Net assets applicable to shares outstanding	$720,674,866

Net assets consist of:
Shares of beneficial interest	$798,888,685
Undistributed net investment income	2,413,124
Undistributed net realized gain (loss)	(227,636,140)
Unrealized appreciation	147,009,197
$720,674,866

Net Assets:
Series I	$496,340,818
Series II	$224,334,048

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Series I	13,681,672
Series II	6,310,576
Series I:
Net asset value per share	$36.28
Series II:
Net asset value per share	$35.55

Investment income:
Dividends (net of foreign withholding taxes of $12,557)	$8,038,365
Dividends from affiliated money market funds (includes securities lending income of $624)	10,863
Total investment income	8,049,228

Expenses:
Advisory fees	3,887,163
Administrative services fees	1,460,129
Custodian fees	33,069
Distribution fees — Series II	464,701
Transfer agent fees	72,851
Trustees’ and officers’ fees and benefits	42,401
Other	124,438
Total expenses	6,084,752
Less: Fees waived	(583,776)
Net expenses	5,500,976
Net investment income	2,548,252

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(479,714))	15,713,066
Foreign currencies	1,424
15,714,490
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,897,809)
Foreign currencies	(522)
(8,898,331)
Net realized and unrealized gain	6,816,159
Net increase in net assets resulting from operations	$9,364,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$2,548,252	$(583,465)
Net realized gain	15,714,490	13,210,743
Change in net unrealized appreciation (depreciation)	(8,898,331)	(34,132,830)
Net increase (decrease) in net assets resulting from operations	9,364,411	(21,505,552)

Share transactions-net:
Series l	370,787,226	64,098,694
Series ll	131,813,205	(18,673,081)
Net increase in net assets resulting from share transactions	502,600,431	45,425,613
Net increase in net assets	511,964,842	23,920,061

Net assets:
Beginning of year	208,710,024	184,789,963
End of year (includes undistributed net investment income (loss) of $2,413,124 and $(55,300), respectively)	$720,674,866	$208,710,024

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. American Franchise Fund, formerly Invesco Van Kampen V.I. Capital Growth Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of

Invesco Van Kampen V.I. American Franchise Fund

Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in

Invesco Van Kampen V.I. American Franchise Fund

connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the

Invesco Van Kampen V.I. American Franchise Fund

Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.90% and Series II shares to 1.15% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 0.84% and Series II shares to 1.09% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $583,776.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $139,412 for accounting and fund administrative services and reimbursed $1,320,717 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $7,767 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$712,033,577	$8,517,669	$—	$720,551,246

Invesco Van Kampen V.I. American Franchise Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $2,233,441 and securities sales of $1,346,851, which resulted in net realized gains (losses) of $(479,714).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2012 and 2011.

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$2,829,665
Net unrealized appreciation — investments	144,105,590
Net unrealized appreciation — other investments	1,383
Temporary book/tax differences	(381,118)
Capital loss carryforward	(224,769,339)
Shares of beneficial interest	798,888,685
Total net assets	$720,674,866

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddle loss deferral and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco Van Kampen V.I. American Franchise Fund

The Fund utilized $15,160,733 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$205,588,670	$—	$205,588,670
December 31, 2017	5,236,281	—	5,236,281
December 31, 2018	13,944,388	—	13,944,388
Total capital loss carryforward	$224,769,339	$—	$224,769,339

*	Capital loss carryforward as of the date listed above is reduced for limitation, if any, to the extent required by the Internal Revenue Service. To the extent that unrealized gains as of May 2, 2011, the date of the reorganization of Invesco V.I. Large Cap Growth Fund and April 30, 2012, the date of the reorganizations of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $997,558,036 and $629,829,098, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$156,748,867
Aggregate unrealized (depreciation) of investment securities	(12,643,277)
Net unrealized appreciation of investment securities	$144,105,590

Cost of investments for tax purposes is $576,445,656.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements, on December 31, 2012, undistributed net investment income was increased by $266,252 and undistributed net realized gain was decreased by $266,252. Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganizations of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund, undistributed net investment income was decreased by $346,080, undistributed net realized gain was decreased by $214,838,695 and shares of beneficial interest was increased by $215,184,775. These reclassifications had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. American Franchise Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	789,397	$28,721,163	148,444	$4,995,733
Series II	320,230	11,081,001	311,666	10,470,974

Issued in connection with acquisitions:(b)(c)
Series I	11,970,981	445,461,917	2,764,202	102,182,035
Series II	4,415,803	161,335,668	17,638	641,933

Reacquired:
Series I	(2,934,105)	(103,395,854)	(1,259,447)	(43,079,074)
Series II	(1,160,262)	(40,603,464)	(876,910)	(29,785,988)
Net increase in share activity	13,402,044	$502,600,431	1,105,593	$45,425,613

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on April 30, 2012, the Fund acquired all the net assets of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Funds on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 16,386,784 shares of the Fund for 23,847,677 shares outstanding of Invesco V.I. Capital Appreciation Fund and 2,145,577 shares outstanding of Invesco V.I. Leisure Fund as of the close of business on April 27, 2012. Each class of the Target Funds were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, April 27, 2012. Invesco V.I. Capital Appreciation Fund’s net assets as of the close of business on April 27, 2012 of $586,894,436, including $120,477,190 of unrealized appreciation and Invesco V.I. Leisure Fund’s net assets as of the close of business on April 27, 2012 of $19,903,149, including $5,495,250 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $226,713,532. The net assets immediately after the acquisition were $833,511,117.
The pro forma results of operations for the year ended December 31, 2012 assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$2,254,431
Net realized/unrealized gains	92,187,134
Change in net assets resulting from operations	$94,441,565

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 30, 2012.
(c)	As of the open of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Large Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 2,781,840 shares of the Fund for 6,596,443 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $102,823,968, including $19,535,310 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $188,601,217. The net assets of the Fund immediately after the acquisition were $291,425,185.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(731,640)
Net realized/unrealized gains (loss)	(13,447,533)
Change in net assets resulting from operations	$(14,179,173)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. American Franchise Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital distributions		Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/12	$31.90	$0.19	$4.19	$4.38	$—	$—		$—	$36.28	13.73	%(d)	$496,341	0.88	%(e)	0.98	%(e)	0.52	%(e)	190%
Year ended 12/31/11	34.00	(0.05)	(2.05)	(2.10)	—	—		—	31.90	(6.18	)(d)	122,986	0.84		0.99		(0.15)		126
Year ended 12/31/10	28.37	0.03	5.60	5.63	—	—		—	34.00	19.84	(d)	74,870	0.79		0.90		0.12		158
Year ended 12/31/09	17.10	0.04	11.26	11.30	(0.03)	(0.00	)(f)	(0.03)	28.37	66.07		74,214	0.84		0.84		0.17		13
Year ended 12/31/08	33.68	(0.01)	(16.43)	(16.44)	(0.14)	–		(0.14)	17.10	(48.99)		48,599	0.85		0.87		(0.04)		42
Series II(c)
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	—		—	35.55	13.40	(d)	224,334	1.13	(e)	1.23	(e)	0.27	(e)	190
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	—		—	31.35	(6.39	)(d)	85,724	1.09		1.24		(0.40)		126
Year ended 12/31/10	28.01	(0.05)	5.53	5.48	—	—		—	33.49	19.56	(d)	109,920	1.04		1.15		(0.18)		158
Year ended 12/31/09	16.91	(0.02)	11.12	11.10	—	—		—	28.01	65.64	(g)	112,533	1.09		1.09		(0.07)		13
Year ended 12/31/08	33.29	(0.08)	(16.25)	(16.33)	(0.05)	—		(0.05)	16.91	(49.11	)(g)	69,198	1.10		1.12		(0.29)		42

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(c)	On June 1, 2010, the predecessor Fund’s former Class I and Class II shares were reorganized into Series I and Series II shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s) of $387,711 and $185,880 for Series I and Series II, respectively.
(f)	Amount is less than $0.01 per share.
(g)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

NOTE 12—Subsequent Event

Effective May 1, 2013, the Fund will change its name to Invesco V.I. American Franchise Fund.

Invesco Van Kampen V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. American Franchise Fund, (formerly known as Invesco Van Kampen V.I. Capital Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,047.70	$4.63	$1,020.61	$4.57	0.90%
Series II	1,000.00	1,046.20	5.91	1,019.36	5.84	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. American Franchise Fund

Invesco Van Kampen V.I. American Value Fund

Annual Report to Shareholders ■ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMVA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. American Value Fund underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark. Although the Fund uses a bottom-up stock selection approach and stock selection was a positive contributor, a higher-than-normal cash position offset the positive effects on relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	17.31%
Series II Shares	17.08
S&P 500 Index‚ (Broad Market Index)	16.00
Russell Midcap Value Index■ (Style-Specific Index)	18.51
Lipper VUF Mid-Cap Value Funds Index¿ (Peer Group Index)	17.90

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics and a change in management.

    We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value-to-sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

    In short, our goal is to capitalize on negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    All sectors of the Russell Midcap Value Index posted positive returns for the period, with all sectors posting double-digit returns, except for utilities.1

    The largest contributor to relative Fund performance versus the Russell Midcap Value Index was the health care sector.

Portfolio Composition
By sector

Financials	19.2%
Consumer Discretionary	13.0
Information Technology	12.2
Industrials	9.6
Health Care	8.9
Materials	7.1
Energy	6.2
Consumer Staples	5.7
Utilities	5.5
Telecommunication Services	2.7
Money Market Funds
Plus Other Assets Less Liabilities	9.9

Top 10 Equity Holdings*

1. Newell Rubbermaid Inc.	3.9%
2. Snap-on Inc.	3.4
3. Edison International	3.3
4. Sealed Air Corp.	3.0
5. ConAgra Foods, Inc.	2.9
6. Fidelity National Information Services, Inc.	2.9
7. Marsh & McLennan Cos., Inc.	2.7
8. ACE Ltd.	2.7
9. tw telecom inc.	2.7
10. Zebra Technologies Corp.-Class A	2.6

Top Five Industries*

1. Health Care Facilities	7.1%
2. Industrial Machinery	5.1
3. Paper Packaging	5.0
4. Insurance Brokers	4.5
5. Regional Banks	4.3

Total Net Assets	$351.9 million

Total Number of Holdings*	50

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Invesco Van Kampen V.I. American Value Fund

Brookdale Senior Living was one of the larger contributors to both relative and absolute performance versus the benchmark as the company returned more than 40% for the reporting period. The senior assisted living company had a strong year as its occupancy rate grew and its margins expanded, due to a greater proportion of its income coming in the form of payments from private individuals rather than government subsidies.

    A material underweight position in utilities also enhanced relative performance as utilities was the weakest sector of the Russell Midcap Value Index.

    Strong stock selection within industrials also helped relative performance of the Fund. Snap-on was a contributor within this sector on an absolute and relative basis as the company posted strong returns for the reporting period. The auto repair tool supplier saw sales increase as consumers kept cars longer and, therefore, needed more maintenance and repairs on their vehicles.

    Stock selection within information technology (IT) was another positive driver of relative performance. Fidelity National Information Services experienced strong performance during the reporting period as investors cheered improved profits compared with the prior year.

    Select holdings in the materials sector also contributed to relative Fund performance. The Fund had overweight exposure to this sector, and stock selection helped drive returns. Cyclical stocks performed well in the materials sector as the economy showed signs of strengthening. W. R. Grace, a chemical supplier for refineries, was a top performer due to positive earnings revisions. Valspar (no longer a Fund holding), a paint and coatings manufacturer, was also a top contributor within this sector as the stock performed well.

    An overweight position in the telecommunication services sector also contributed to relative performance. One telecommunications holding that performed especially well was tw telecom, which focuses on providing commercial phone service to small and mid-sized businesses. The company benefited because many larger commercial phone service providers ignore this segment of the market.

    With stocks generally posting modest returns for the reporting period, our allocation to cash was the largest detractor from relative performance. As we focus on bottom-up stock selection, this allocation to cash was the direct result of stocks being acquired or selling stocks due to valuations reaching target levels. We continued to seek attractive risk versus reward opportunities for the portfolio to invest the excess cash.

    Stock selection and an overweight position in consumer staples stocks were detractors from relative performance. Avon was one of the largest detractors within the Fund. Investors were disappointed that Avon rejected an acquisition offer and had a change in chief executive officer early 2012, which investors interpreted as a sign of instability. Safeway was another detractor as expectations for same store sales continued to decline.

    Weak stock selection within financials also dampened performance. Willis Group, an insurance company, was one of the larger detractors within the sector, posting negative returns for the reporting period as the company experienced difficult economic conditions, poor underwriting results and the largest claims in the company’s history.

    Relative performance was hampered by an underweight position and stock selection in the energy sector, namely Newfield Exploration, which was a large detractor within this sector. Relative Fund performance was also hurt by not owning select companies such as Marathon Petroleum and Valero Energy, which posted strong returns for the reporting period.

    Equity markets experienced continued market volatility during the reporting period. Toward the end of the fiscal year, we increased our exposure in industrials, financials and health care. We initiated positions in Express, Stifel Financial, Health Care REIT, Universal Health Services, Foster Wheeler and Carefusion, attempting to put the larger-than-usual cash position to work for investors. We trimmed select positions in the telecommunication services and IT sectors based on valuations and eliminated positions in Charles Schwab and WPX Energy.     Thank you for investing in Invesco Van Kampen V.I. American Value Fund.

1	Source: Invesco, Russell via FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco Van Kampen V.I.
American Value Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio manager, is co-lead manager of Invesco Van Kampen V.I. American Value Fund. He joined Invesco in
2010. Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio manager, is manager of Invesco Van Kampen V.I. American Value Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco Van Kampen V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (1/2/97)	9.46%
10 Years	10.86
5 Years	3.42
1 Year	17.31

Series II Shares
Inception (5/5/03)	10.40%
5 Years	3.29
1 Year	17.08

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco Van Kampen V.I. American Value Fund on July 15, 2012.). Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.97% and 1.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco Van Kampen V.I. American Value Fund

Invesco Van Kampen V.I. American Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

    Medium capitalization companies risk. Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

    Foreign securities risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

    Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. American Value Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–87.18%
Alternative Carriers–2.70%
tw telecom Inc.(b)	373,513	$9,513,376

Apparel Retail–0.97%
Express, Inc.(b)	227,273	3,429,550

Asset Management & Custody Banks–2.33%
Northern Trust Corp.	163,587	8,205,524

Automotive Retail–2.10%
Advance Auto Parts, Inc.	101,927	7,374,418

Communications Equipment–1.59%
Juniper Networks, Inc.(b)	284,264	5,591,473

Computer Hardware–1.72%
Diebold, Inc.	198,086	6,063,412

Construction & Engineering–1.11%
Foster Wheeler AG (Switzerland)(b)	160,752	3,909,489

Data Processing & Outsourced Services–2.88%
Fidelity National Information Services, Inc.	291,593	10,150,352

Diversified Banks–2.07%
Comerica Inc.	239,826	7,276,321

Electric Utilities–3.26%
Edison International	254,276	11,490,732

Electronic Manufacturing Services–1.97%
Flextronics International Ltd. (Singapore)(b)	1,115,506	6,927,292

Food Distributors–1.19%
Sysco Corp.	131,807	4,173,010

Food Retail–0.75%
Safeway Inc.	146,731	2,654,364

Health Care Equipment–0.76%
CareFusion Corp.(b)	93,118	2,661,312

Health Care Facilities–5.10%
Brookdale Senior Living Inc.(b)	280,285	7,096,816
HealthSouth Corp.(b)	373,452	7,883,572
Universal Health Services, Inc.–Class B	61,737	2,984,984
		17,965,372

Heavy Electrical Equipment–2.32%
Babcock & Wilcox Co. (The)	311,342	8,157,160

Home Furnishings–2.20%
Mohawk Industries, Inc.(b)	85,685	7,751,922

Housewares & Specialties–3.93%
Newell Rubbermaid Inc.	621,347	13,837,398

	Shares	Value
Industrial Machinery–5.09%
Ingersoll-Rand PLC	121,465	$5,825,461
Snap-on Inc.	152,851	12,073,701
		17,899,162

Insurance Brokers–4.47%
Marsh & McLennan Cos., Inc.	278,023	9,583,453
Willis Group Holdings PLC	183,821	6,163,518
		15,746,971

Integrated Oil & Gas–1.10%
Murphy Oil Corp.	64,860	3,862,413

Investment Banking & Brokerage–0.74%
Stifel Financial Corp.(b)	81,405	2,602,518

Life Sciences Tools & Services–1.05%
PerkinElmer, Inc.	116,709	3,704,344

Motorcycle Manufacturers–1.09%
Harley-Davidson, Inc.	78,365	3,827,347

Multi-Utilities–2.20%
CenterPoint Energy, Inc.	286,936	5,523,518
Wisconsin Energy Corp.	59,798	2,203,556
		7,727,074

Office Electronics–2.63%
Zebra Technologies Corp.–Class A(b)	236,012	9,270,551

Oil & Gas Exploration & Production–3.03%
Newfield Exploration Co.(b)	179,385	4,803,930
Pioneer Natural Resources Co.	55,043	5,867,034
		10,670,964

Oil & Gas Storage & Transportation–2.12%
Williams Cos., Inc. (The)	227,800	7,458,172

Packaged Foods & Meats–2.91%
ConAgra Foods, Inc.	347,403	10,248,388

Paper Packaging–5.00%
Sealed Air Corp.	607,762	10,641,912
Sonoco Products Co.	233,864	6,952,777
		17,594,689

Personal Products–0.82%
Avon Products, Inc.	201,941	2,899,873

Property & Casualty Insurance–2.71%
ACE Ltd.	119,301	9,520,220

Regional Banks–4.31%
BB&T Corp.	253,123	7,368,411
Wintrust Financial Corp.	212,760	7,808,292
		15,176,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Value Fund

	Shares	Value
Restaurants–0.84%
Darden Restaurants, Inc.	65,846	$2,967,679

Retail REIT’s–1.64%
Weingarten Realty Investors	215,000	5,755,550

Specialty Chemicals–2.11%
W.R. Grace & Co.(b)	110,276	7,413,855

Specialty Stores–1.84%
Staples, Inc.	567,477	6,469,238

Systems Software–1.45%
BMC Software, Inc.(b)	128,392	5,092,027

Trucking–1.08%
Swift Transportation Co.(b)	416,657	3,799,912
Total Common Stocks & Other Equity Interests (Cost $262,808,368)		306,840,127

	Principal Amount
Bonds and Notes–1.16%
Health Care Facilities–1.16%
Brookdale Senior Living Inc. Sr. Unsec. Conv. Notes 2.75% 06/15/18 (Cost $3,258,327)	$3,530,000	4,074,944

	Shares	Value
Preferred Stocks–1.79%
Health Care Facilities–0.84%
HealthSouth Corp. Series A, $65.00 Conv. Pfd.	2,851	$2,958,625

Specialized REIT’s–0.95%
Health Care REIT, Inc. Series I, $3.25 Conv. Pfd.	58,187	3,327,715
Total Preferred Stocks (Cost $5,586,138)		6,286,340

Money Market Funds–10.12%
Liquid Assets Portfolio–Institutional Class(c)	17,814,968	17,814,968
Premier Portfolio–Institutional Class(c)	17,814,969	17,814,969
Total Money Market Funds (Cost $35,629,937)		35,629,937
TOTAL INVESTMENTS–100.25% (Cost $307,282,770)		352,831,348
OTHER ASSETS LESS LIABILITIES–(0.25)%		(887,150)
NET ASSETS–100.00%		$351,944,198

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $271,652,833)	$317,201,411
Investments in affiliated money market funds, at value and cost	35,629,937
Total investments, at value (Cost $307,282,770)	352,831,348
Receivable for:
Investments sold	732,480
Fund shares sold	285,058
Dividends and interest	279,356
Investment for trustee deferred compensation and retirement plans	13,509
Total assets	354,141,751

Liabilities:
Payable for:
Investments purchased	1,436,235
Fund shares reacquired	372,752
Accrued fees to affiliates	321,990
Accrued other operating expenses	36,620
Trustee deferred compensation and retirement plans	29,956
Total liabilities	2,197,553
Net assets applicable to shares outstanding	$351,944,198

Net assets consist of:
Shares of beneficial interest	$315,290,511
Undistributed net investment income	2,489,827
Undistributed net realized gain (loss)	(11,384,718)
Unrealized appreciation	45,548,578
$351,944,198

Net Assets:
Series I	$131,233,009
Series II	$220,711,189

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,800,478
Series II	14,901,255
Series I:
Net asset value per share	$14.91
Series II:
Net asset value per share	$14.81

Investment income:
Dividends	$5,944,981
Dividends from affiliated money market funds	46,938
Interest	87,708
Total investment income	6,079,627

Expenses:
Advisory fees	2,363,363
Administrative services fees	785,394
Custodian fees	11,414
Distribution fees — Series II	485,855
Transfer agent fees	21,325
Trustees’ and officers’ fees and benefits	33,490
Other	55,033
Total expenses	3,755,874
Less: Fees waived	(184,496)
Net expenses	3,571,378
Net investment income	2,508,249

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	23,851,046
Option contracts written	238,643
24,089,689
Change in net unrealized appreciation of investment securities	24,164,824
Net realized and unrealized gain	48,254,513
Net increase in net assets resulting from operations	$50,762,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$2,508,249	$2,270,246
Net realized gain	24,089,689	18,664,787
Change in net unrealized appreciation (depreciation)	24,164,824	(17,420,751)
Net increase in net assets resulting from operations	50,762,762	3,514,282

Distributions to shareholders from net investment income:
Series I	(939,816)	(979,194)
Series ll	(1,300,592)	(992,806)
Total distributions from net investment income	(2,240,408)	(1,972,000)

Share transactions–net:
Series l	(18,810,976)	(33,633,456)
Series ll	29,381,427	10,486,103
Net increase (decrease) in net assets resulting from share transactions	10,570,451	(23,147,353)
Net increase (decrease) in net assets	59,092,805	(21,605,071)

Net assets:
Beginning of year	292,851,393	314,456,464
End of year (includes undistributed net investment income of $2,489,827 and $2,221,986, respectively)	$351,944,198	$292,851,393

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. American Value Fund, formerly Invesco Van Kampen V.I. Mid Cap Value Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco Van Kampen V.I. American Value Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco Van Kampen V.I. American Value Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Call Options Written and Purchased — The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 01, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to July 01, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 1.18% and 1.28% of average daily net assets for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $47,647.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $82,983 for accounting and fund administrative services and reimbursed $702,411 for services provided by insurance companies.

Invesco Van Kampen V.I. American Value Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. IDI had contractually agreed to waive 0.15% of Rule 12b-1plan fees on Series II shares through June 30, 2012. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations of Distribution fees. For the year ended December 31, 2012, 12b-1 fees incurred for Series II shares were $349,006 after fee waivers of $136,849.

For the year ended December 31, 2012, the Fund incurred $2,968 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$345,797,779	$2,958,625	$—	$348,756,404
Corporate Debt Securities	—	4,074,944	—	4,074,944
Total Investments	$345,797,779	$7,033,569	$—	$352,831,348

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Options*
Realized Gain
Equity risk	$238,643

*	The average notional value of options outstanding during the period was $104,317.

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	2,425	390,068
Closed	(2,425)	(390,068)
End of period	—	$—

Invesco Van Kampen V.I. American Value Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $658,139.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$2,240,408	$1,972,000

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$2,518,174
Net unrealized appreciation — investments	44,610,408
Temporary book/tax differences	(28,347)
Capital loss carryforward	(10,446,548)
Shares of beneficial interest	315,290,511
Total net assets	$351,944,198

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferrals.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco Van Kampen V.I. American Value Fund

The Fund utilized $24,052,096 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$10,446,548	$—	$10,446,548

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $76,794,143 and $77,812,549, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$57,226,123
Aggregate unrealized (depreciation) of investment securities	(12,615,715)
Net unrealized appreciation of investment securities	$44,610,408

Cost of investments for tax purposes is $308,220,940.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	862,272	$12,101,117	487,789	$6,244,179
Series II	4,694,680	66,155,232	3,734,030	47,368,062

Issued as reinvestment of dividends:
Series I	64,460	939,816	89,752	979,194
Series II	89,758	1,300,592	91,503	992,806

Reacquired:
Series I	(2,248,757)	(31,851,909)	(3,155,419)	(40,856,829)
Series II	(2,696,745)	(38,074,397)	(2,959,998)	(37,874,765)
Net increase (decrease) in share activity	765,668	$10,570,451	(1,712,343)	$(23,147,353)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Van Kampen V.I. American Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$12.81	$0.12	$2.08	$2.20	$(0.10)	$—	$(0.10)	$14.91	17.21%	$131,233	0.99	%(d)	1.00	%(d)	0.86	%(d)	26%
Year ended 12/31/11	12.79	0.10	0.01	0.11	(0.09)	—	(0.09)	12.81	1.00	129,658	0.96		0.97		0.80		30
Year ended 12/31/10	10.56	0.08	2.25	2.33	(0.10)	—	(0.10)	12.79	22.24	162,472	1.02		1.03		0.72		40
Year ended 12/31/09	7.69	0.10	2.88	2.98	(0.11)	—	(0.11)	10.56	39.21	158,853	1.02		1.02		1.12		64
Year ended 12/31/08	19.11	0.13	(6.43)	(6.30)	(0.14)	(4.98)	(5.12)	7.69	(41.29)	138,914	1.01		1.01		0.95		53
Series II
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	—	(0.09)	14.81	16.98	220,711	1.17	(d)	1.25	(d)	0.68	(d)	26
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	—	(0.08)	12.74	0.91	163,194	1.06		1.22		0.70		30
Year ended 12/31/10	10.50	0.07	2.25	2.32	(0.10)	—	(0.10)	12.72	22.18	151,985	1.12		1.32		0.62		40
Year ended 12/31/09	7.64	0.09	2.87	2.96	(0.10)	—	(0.10)	10.50	39.16	121,046	1.12		1.37		1.01		64
Year ended 12/31/08	19.04	0.11	(6.41)	(6.30)	(0.12)	(4.98)	(5.10)	7.64	(41.42)	85,258	1.11		1.36		0.89		53

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $133,903 and $194,342 for Series I and Series II shares, respectively.

NOTE 12—Subsequent Event

Effective May 1, 2013, the Fund will change its name to Invesco V.I. American Value Fund.

Invesco Van Kampen V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. American Value Fund, (formerly known as Invesco Van Kampen V.I. Mid Cap Value Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,071.00	$5.15	$1,020.16	$5.03	0.99%
Series II	1,000.00	1,069.10	6.45	1,018.90	6.29	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. American Value Fund

Invesco Van Kampen V.I. Comstock Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VICOM-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. Comstock Fund outperformed its style-specific benchmark, the Russell 1000 Value Index. Stock selection was the main driver of outperformance for the reporting period as portfolio construction is based solely on bottom-up stock selection.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	19.23%
Series II Shares	18.92
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 1000 Value Index¡ (Style-Specific Index)	17.51
Lipper VUF Large-Cap Value Funds Index¿ (Peer Group Index)	15.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

    ¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our strategy aims to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market. Ultimately, we believe the market will recognize the value in these companies and we will sell them as the stock prices begin to reflect their intrinsic value. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, investors may take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.

    The Fund’s investable universe includes all large-cap US dollar-denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

    We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.
■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for potential future growth.

    Portfolio construction is bottom-up and stock-specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the Russell 1000 Value Index, it does not play a major role in the construction of the Fund.

    We seek to manage risk with portfolio construction, mainly through diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis.

    Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals.

While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:

■	We believe the target price has been realized, and we no longer consider the company undervalued.
■	We determine that a better value opportunity can be found elsewhere.
■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and

Portfolio Composition
By Sector

Financials	23.9%
Consumer Discretionary	16.3
Health Care	14.4
Energy	13.8
Information Technology	10.0
Industrials	6.2
Consumer Staples	6.1
Materials	2.9
Telecommunication Services	2.3
Utilities	2.3
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1. Citigroup Inc.	3.9%
2. JPMorgan Chase & Co.	3.3
3. Time Warner Cable Inc.	2.4
4. Pfizer Inc.	2.4
5. Comcast Corp.-Class A	2.4
6. Allstate Corp. (The)	2.4
7. Microsoft Corp.	2.3
8. BP PLC-ADR	2.2
9. Bank of New York Mellon Corp. (The)	2.2
10. Wells Fargo & Co.	2.2

Total Net Assets	$1.9 billion

Total Number of Holdings*	73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco Van Kampen V.I. Comstock Fund

Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    All sectors of the Russell 1000 Value Index were positive for the period, with many sectors providing double digit returns.1

    On the positive side, a significant overweight position and strong stock selection in the consumer discretionary sector was one of the largest contributors to Fund performance. The Fund’s main consumer discretionary exposure was in the media industry with holdings such as Comcast, Time Warner Cable and News Corp. contributing the most within this industry. Comcast, a top cable provider that is well positioned to take advantage of secular changes in broadband and content delivery, exhibited significant free cash flow generation, enabling the company to return capital to investors through buying back company stock at attractive valuations. Strong stock selection in the financials sector contributed to performance. Allstate, Citigroup and Bank of New York Mellon were the top performers within this sector, posting strong returns for the reporting period. Citigroup traded at attractive valuations, despite strong performance over the reporting period and a strong capital and reserve position. Stock selection in the industrials sector enhanced performance as well. Textron was a clear contributor, posting a return of more than 30% for the reporting period. Having material underweight exposure to utilities also boosted relative performance for the reporting period, as this was the worst performing sector in the Russell 1000 Value Index for the reporting period. The Fund has long been underweight utilities, as valuations have not been attractive. This was due to investors’ desire for yield which drove up stock prices in this sector. Stock selection in the consumer staples sector also helped performance, as did strong stock selection in the materials sector. Notably, International Paper boosted performance on both an absolute and relative basis, as the company successfully implemented price increases and experienced continued revenue growth throughout the reporting period.

    On the negative side, unfavorable stock selection in the energy sector detracted from performance. Select holdings such as Weatherford International, Royal Dutch Shell and Halliburton were large detractors within the sector. Weatherford International continued to deal with an unfavorable drilling and service environment, as well as worked through issues with internal accounting controls. Weak stock selection in the health care sector, particularly in pharmaceuticals, also was a large detractor from relative performance for the year. Specifically, Bristol-Myers Squibb and GlaxoSmithKline were poor performers for the reporting period. Material overweight exposure to and stock selection in the information technology (IT) sector hampered performance as well. Hewlett-Packard and Microsoft were large detractors within this sector. Investors continued to be concerned with Hewlett-Packard’s changes in management and the resulting inconsistent strategic plans. Stock selection and an underweight position to the telecommunication services sector detracted from relative performance. Vodafone Group disappointed investors with a negative return for the year based on poor financials. Not owning Sprint Nextel hindered the Fund’s relative performance, as the stock returned more than 140% for the year.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    During the year, we trimmed select holdings in IT services, insurance, media and consumer staples based on valuations. Toward the end of the reporting period, we added select holdings in IT equipment and energy to the Fund on weakness and initiated positions in a food and beverage company, an oil and gas exploration and production company and a consumer durables company.

    As value managers, we believe the very low earnings expectations that characterize most holdings in the portfolio, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market. Although recent market volatility has created challenges, it also has created investment opportunities as companies have become more attractively valued.

    Thank you for your investment in Invesco Van Kampen V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I.
Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund.
He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Jason Leder Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund.
He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Matthew Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund.
He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James (Jay) Warwick Portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. He joined Invesco in 2010.
Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco Van Kampen V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (4/30/99)	5.17%
10 Years	7.51
5 Years	2.37
1 Year	19.23

Series II Shares
Inception (9/18/00)	5.11%
10 Years	7.24
5 Years	2.12
1 Year	18.92

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.72% and 0.97%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

    Small- and medium-sized companies risk. During an overall stock market decline, stock prices of small- or medium-sized companies often fluctuate more than stock prices of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and may be less liquid than larger-sized companies. In addition, small- and medium-sized companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

    Value investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.

    Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

    Investing in real estate investment trusts (REITs) risks. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–98.23%
Aerospace & Defense–1.36%
Honeywell International Inc.	217,464	$13,802,440
Textron Inc.	477,670	11,841,439
		25,643,879

Agricultural Products–0.67%
Archer-Daniels-Midland Co.	461,326	12,635,719

Aluminum–1.08%
Alcoa Inc.	2,352,002	20,415,377

Asset Management & Custody Banks–2.77%
Bank of New York Mellon Corp. (The)	1,629,517	41,878,587
State Street Corp.	224,160	10,537,761
		52,416,348

Automobile Manufacturers–2.04%
General Motors Co.(b)	1,339,231	38,610,030

Cable & Satellite–4.84%
Comcast Corp.–Class A	1,219,541	45,586,442
Time Warner Cable Inc.	473,640	46,033,072
		91,619,514

Communications Equipment–1.10%
Cisco Systems, Inc.	1,056,399	20,758,240

Computer Hardware–1.51%
Hewlett-Packard Co.	1,999,643	28,494,913

Department Stores–0.49%
Kohl’s Corp.	216,386	9,300,270

Diversified Banks–2.79%
U.S. Bancorp	369,411	11,798,987
Wells Fargo & Co.	1,200,992	41,049,907
		52,848,894

Drug Retail–1.65%
CVS Caremark Corp.	646,003	31,234,245

Electric Utilities–2.26%
FirstEnergy Corp.	365,022	15,243,318
PPL Corp.	963,971	27,598,490
		42,841,808

Electrical Components & Equipment–1.22%
Emerson Electric Co.	435,901	23,085,317

Electronic Components–1.25%
Corning Inc.	1,874,608	23,657,553

General Merchandise Stores–0.82%
Target Corp.	263,649	15,600,111

	Shares	Value
Health Care Distributors–0.84%
Cardinal Health, Inc.	385,779	$15,886,379

Home Improvement Retail–1.27%
Lowe’s Cos., Inc.	674,512	23,958,666

Hotels, Resorts & Cruise Lines–0.96%
Carnival Corp.	494,534	18,184,015

Household Products–0.35%
Procter & Gamble Co. (The)	98,337	6,676,099

Housewares & Specialties–0.47%
Newell Rubbermaid Inc.	402,243	8,957,952

Hypermarkets & Super Centers–0.29%
Wal-Mart Stores, Inc.	81,501	5,560,813

Industrial Conglomerates–2.08%
General Electric Co.	1,876,144	39,380,263

Industrial Machinery–1.50%
Ingersoll-Rand PLC	590,087	28,300,573

Integrated Oil & Gas–8.09%
BP PLC–ADR (United Kingdom)	1,011,799	42,131,310
Chevron Corp.	245,685	26,568,376
Murphy Oil Corp.	524,732	31,247,791
Occidental Petroleum Corp.	258,042	19,768,598
Royal Dutch Shell PLC–ADR (United Kingdom)	482,848	33,292,369
		153,008,444

Integrated Telecommunication Services–1.49%
AT&T Inc.	301,968	10,179,342
Verizon Communications Inc.	415,201	17,965,747
		28,145,089

Internet Software & Services–3.32%
eBay Inc.(b)	606,130	30,924,753
Yahoo! Inc.(b)	1,597,508	31,790,409
		62,715,162

Investment Banking & Brokerage–2.08%
Goldman Sachs Group, Inc. (The)	152,601	19,465,783
Morgan Stanley	1,035,730	19,803,158
		39,268,941

Life & Health Insurance–1.50%
Aflac, Inc.	150,020	7,969,062
MetLife, Inc.	620,582	20,441,971
		28,411,033

Managed Health Care–2.91%
UnitedHealth Group Inc.	654,201	35,483,862
WellPoint, Inc.	321,776	19,602,594
		55,086,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

	Shares	Value
Movies & Entertainment–4.80%
News Corp.–Class B	1,209,019	$31,724,659
Time Warner Inc.	378,370	18,097,437
Viacom Inc.–Class B	777,119	40,985,256
		90,807,352

Oil & Gas Drilling–0.51%
Noble Corp.	277,590	9,665,684

Oil & Gas Equipment & Services–3.97%
Halliburton Co.	1,080,486	37,482,059
Weatherford International Ltd.(b)	3,356,703	37,561,507
		75,043,566

Oil & Gas Exploration & Production–1.27%
QEP Resources Inc.	790,728	23,935,337

Other Diversified Financial Services–8.80%
Bank of America Corp.	2,669,707	30,968,601
Citigroup Inc.	1,857,531	73,483,926
JPMorgan Chase & Co.	1,408,113	61,914,729
		166,367,256

Packaged Foods & Meats–3.12%
Kraft Foods Group, Inc.	185,482	8,433,867
Mondelez International Inc.–Class A	657,533	16,747,365
Tyson Foods, Inc.–Class A	548,654	10,643,888
Unilever N.V.–New York Shares (Netherlands)	605,054	23,173,568
		58,998,688

Paper Products–1.87%
International Paper Co.	889,489	35,437,242

Pharmaceuticals–10.61%
Bristol-Myers Squibb Co.	1,037,607	33,815,612
GlaxoSmithKline PLC–ADR (United Kingdom)	446,451	19,407,225
Merck & Co., Inc.	928,011	37,992,771
Novartis AG (Switzerland)	313,297	19,816,891
Pfizer Inc.	1,822,196	45,700,676
Roche Holding AG–ADR (Switzerland)	334,273	16,798,555
Sanofi–ADR (France)	575,121	27,249,233
		200,780,963

	Shares	Value
Property & Casualty Insurance–3.55%
Allstate Corp. (The)	1,111,845	$44,662,814
Travelers Cos., Inc. (The)	312,406	22,436,999
		67,099,813

Regional Banks–2.47%
Fifth Third Bancorp	1,293,411	19,646,913
PNC Financial Services Group, Inc.	463,826	27,045,694
		46,692,607

Semiconductors–0.56%
Intel Corp.	517,590	10,677,882

Specialty Stores–0.60%
Staples, Inc.	993,007	11,320,280

Systems Software–2.26%
Microsoft Corp.	1,600,395	42,778,558

Wireless Telecommunication Services–0.84%
Vodafone Group PLC–ADR (United Kingdom)	629,429	15,855,317
Total Common Stocks & Other Equity Interests (Cost $1,820,627,499)		1,858,162,648

Money Market Funds–2.20%
Liquid Assets Portfolio–Institutional Class(c)	20,825,017	20,825,017
Premier Portfolio–Institutional Class(c)	20,825,017	20,825,017
Total Money Market Funds (Cost $41,650,034)		41,650,034
TOTAL INVESTMENTS–100.43% (Cost $1,862,277,533)		1,899,812,682
OTHER ASSETS LESS LIABILITIES–(0.43)%		(8,191,156)
NET ASSETS–100.00%		$1,891,621,526

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $1,820,627,499)	$1,858,162,648
Investments in affiliated money market funds, at value and cost	41,650,034
Total investments, at value (Cost $1,862,277,533)	1,899,812,682
Foreign currencies, at value (Cost $156)	156
Receivable for:
Fund shares sold	420,156
Dividends	2,813,207
Fund expenses absorbed	39,350
Investment for trustee deferred compensation and retirement plans	31,182
Total assets	1,903,116,733

Liabilities:
Payable for:
Investments purchased	1,145,513
Fund shares reacquired	4,984,465
Foreign currency contracts outstanding	3,007,797
Accrued fees to affiliates	2,164,177
Accrued other operating expenses	64,313
Trustee deferred compensation and retirement plans	128,942
Total liabilities	11,495,207
Net assets applicable to shares outstanding	$1,891,621,526

Net assets consist of:
Shares of beneficial interest	$2,240,296,547
Undistributed net investment income	30,140,492
Undistributed net realized gain (loss)	(413,342,865)
Unrealized appreciation	34,527,352
$1,891,621,526

Net Assets:
Series I	$250,994,637
Series II	$1,640,626,889

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,919,240
Series II	124,130,617
Series I:
Net asset value per share	$13.27
Series II:
Net asset value per share	$13.22

Investment income:
Dividends (net of foreign withholding taxes of $781,347)	$46,509,359
Dividends from affiliated money market funds	60,608
Total investment income	46,569,967

Expenses:
Advisory fees	10,590,418
Administrative services fees	4,904,498
Custodian fees	64,569
Distribution fees — Series II	4,051,194
Transfer agent fees	34,691
Trustees’ and officers’ fees and benefits	91,774
Other	223,431
Total expenses	19,960,575
Less: Fees waived	(3,373,382)
Net expenses	16,587,193
Net investment income	29,982,774

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $480,072)	78,379,095
Foreign currencies	212,526
Foreign currency contracts	(3,326,771)
75,264,850
Change in net unrealized appreciation (depreciation) of:
Investment securities	222,920,350
Foreign currency contracts	(3,007,797)
219,912,553
Net realized and unrealized gain	295,177,403
Net increase in net assets resulting from operations	$325,160,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$29,982,774	$28,501,215
Net realized gain	75,264,850	77,412,661
Change in net unrealized appreciation (depreciation)	219,912,553	(142,304,555)
Net increase (decrease) in net assets resulting from operations	325,160,177	(36,390,679)

Distributions to shareholders from net investment income:
Series I	(4,448,545)	(4,436,682)
Series ll	(24,222,015)	(21,508,918)
Total distributions from net investment income	(28,670,560)	(25,945,600)

Share transactions-net:
Series l	(53,247,968)	51,382,742
Series ll	(142,005,504)	(86,766,882)
Net increase (decrease) in net assets resulting from share transactions	(195,253,472)	(35,384,140)
Net increase (decrease) in net assets	101,236,145	(97,720,419)

Net assets:
Beginning of year	1,790,385,381	1,888,105,800
End of year (includes undistributed net investment income of $30,140,492 and $28,583,510, respectively)	$1,891,621,526	$1,790,385,381

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco Van Kampen V.I. Comstock Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco Van Kampen V.I. Comstock Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.72% and Series II shares to 0.97% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $3,373,382.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $401,896 for accounting and fund administrative services and reimbursed $4,502,602 for services provided by insurance companies.

Invesco Van Kampen V.I. Comstock Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,863,197,236	$36,615,446	$—	$1,899,812,682
Foreign Currency Contracts*	—	(3,007,797)	—	(3,007,797)
Total Investments	$1,863,197,236	$33,607,649	$—	$1,896,804,885

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign Currency Contracts(a)	$254,735	$(3,262,532)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign Currency Contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(3,326,771)
Change in Unrealized Appreciation (Depreciation)
Currency risk	(3,007,797)
Total	$(6,334,568)

*	The average notional value of foreign currency contracts outstanding during the period was $62,734,719, respectively.

Invesco Van Kampen V.I. Comstock Fund

Open Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
1/15/13	State Street	USD	1,690,392	CHF	1,575,455	$1,721,334	$30,942
1/15/13	Bank of New York	USD	6,715,384	EUR	5,204,514	6,867,900	152,516
1/15/13	State Street	USD	4,387,630	GBP	2,744,272	4,458,907	71,277
							$254,735

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
1/15/13	Citibank Capital	CHF	8,742,462	USD	9,394,032	$9,551,967	$(157,935)
1/15/13	Bank of New York	CHF	8,722,130	USD	9,372,185	9,529,753	(157,568)
1/15/13	State Street	CHF	12,210,986	USD	13,121,133	13,341,658	(220,525)
1/15/13	Bank of New York	EUR	12,064,530	USD	15,597,447	15,920,408	(322,961)
1/15/13	State Street	EUR	17,685,728	USD	22,866,496	23,338,165	(471,669)
1/15/13	Citibank Capital	EUR	16,843,543	USD	21,777,606	22,226,815	(449,209)
1/15/13	CIBC World Markets	EUR	15,038,881	USD	19,441,378	19,845,375	(403,997)
1/15/13	CIBC World Markets	GBP	16,073,670	USD	25,723,899	26,116,579	(392,680)
1/15/13	Bank of New York	GBP	11,825,065	USD	18,925,721	19,213,425	(287,704)
1/15/13	Citibank Capital	GBP	8,334,495	USD	13,340,168	13,541,929	(201,761)
1/15/13	State Street	GBP	8,096,365	USD	12,958,491	13,155,014	(196,523)
							$(3,262,532)
Total open foreign currency contracts							$(3,007,797)

Currency Abbreviations:

CHF	– Swiss Franc
GBP	– British Pound Sterling

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $417,255 and securities sales of $2,496,704, which resulted in net realized gains of $480,072.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Comstock Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$28,670,560	$25,945,600

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$30,229,073
Net unrealized appreciation — investments	34,914,105
Temporary book/tax differences	(88,581)
Capital loss carryforward	(413,729,618)
Shares of beneficial interest	2,240,296,547
Total net assets	$1,891,621,526

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $69,383,788 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$72,631,788	$—	$72,631,788
December 31, 2017	341,097,830	—	341,097,830
	$413,729,618	$—	$413,729,618

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco Van Kampen V.I. Value Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $265,144,915 and $450,741,192, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$237,533,475
Aggregate unrealized (depreciation) of investment securities	(202,619,370)
Net unrealized appreciation of investment securities	$34,914,105

Cost of investments for tax purposes is $1,864,898,577.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2012, undistributed net investment income was increased by $244,768 and undistributed net realized gain (loss) was decreased by $244,768. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Comstock Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	402,978	$5,045,720	6,303,011	$74,837,879
Series II	8,047,364	99,973,148	10,321,141	116,328,044

Issued as reinvestment of dividends:
Series I	342,459	4,448,545	363,662	4,436,682
Series II	1,870,411	24,221,820	1,767,372	21,508,918

Issued in connection with acquisitions:(b)
Series I	—	—	2,033,402	25,661,404
Series II	—	—	1,023	12,889

Reacquired:
Series I	(4,996,146)	(62,742,233)	(4,604,342)	(53,553,223)
Series II	(21,242,957)	(266,200,472)	(19,330,648)	(224,616,733)
Net increase (decrease) in share activity	(15,575,891)	$(195,253,472)	(3,145,379)	$(35,384,140)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011 the Fund acquired all the net assets of Invesco Van Kampen V.I. Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 2,034,425 shares of the Fund for 2,471,069 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Class I and Class II shares of the Target Fund were exchanged for Series I and Series II shares of the Fund, respectively, based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 29, 2011. The Target Fund’s net assets at that date of $25,674,293, including $4,451,624 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,060,987,398. The net assets of the Fund immediately following the acquisition were $2,086,661,691.
The pro forma results of the operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$28,597,812
Net realized/unrealized gains (losses)	(62,664,518)
Change in net assets resulting from operations	$(34,066,706)
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Comstock Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/12	$11.32	$0.23	$1.94	$2.17	$(0.22)	$—	$(0.22)	$13.27	19.23	%(d)	$250,995	0.67	%(e)	0.85	%(e)	1.81	%(e)	14%
Year ended 12/31/11	11.71	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.32	(1.84	)(d)	262,319	0.62		0.80		1.75		24
Year ended 12/31/10	10.11	0.17	1.44	1.61	(0.01)	(0.00)	(0.01)	11.71	15.98	(d)	223,354	0.61		0.73		1.58		21
Year ended 12/31/09	8.25	0.16	2.12	2.28	(0.42)	(0.00)	(0.42)	10.11	28.78		148,060	0.62		0.62		1.91		27
Year ended 12/31/08	13.86	0.26	(4.93)	(4.67)	(0.30)	(0.64)	(0.94)	8.25	(35.67)		192,548	0.60		0.60		2.38		38
Series II(c)
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	(d)	1,640,627	0.92	(e)	1.10	(e)	1.56	(e)	14
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11	)(d)	1,528,067	0.87		1.05		1.50		24
Year ended 12/31/10	10.10	0.14	1.44	1.58	(0.01)	(0.00)	(0.01)	11.67	15.70	(d)	1,664,751	0.86		0.98		1.32		21
Year ended 12/31/09	8.22	0.14	2.11	2.25	(0.37)	(0.00)	(0.37)	10.10	28.41	(f)	2,165,319	0.87		0.87		1.63		27
Year ended 12/31/08	13.80	0.23	(4.91)	(4.68)	(0.26)	(0.64)	(0.90)	8.22	(35.80	)(f)	2,268,812	0.85		0.85		2.13		38

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(c)	On June 1, 2010, the Class I and Class II shares of the predecessor fund were reorganized into Series I and Series II shares of the Fund, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s) of $259,598 and $1,620,478 for Series I and Series II shares, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

NOTE 13—Subsequent Event

Effective May 1, 2013, the Fund will change its name to “Invesco V.I. Comstock Fund”.

Invesco Van Kampen V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period [2]
Series I	$1,000.00	$1,096.40	$3.78	$1,021.53	$3.64	0.72%
Series II	1,000.00	1,095.10	5.09	1,020.28	4.91	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIEQI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. Equity and Income Fund underperformed the Russell 1000 Value Index. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	12.58%
Series II Shares	12.39
Russell 1000 Value Index‚ (Style-Specific Index)	17.51
Barclays U.S. Government/Credit Index■ (Style-Specific Index)	4.82

Source(s): ‚Invesco, Russell via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics and/or a change in management.

We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we set a price target for a stock based on normalized earnings and historical valuation multiples.

In short, our objective is to capitalize on negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. Then negative news from the eurozone precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains and all sectors of the Russell 1000 Value Index posted positive returns.1

    Strong stock selection within the industrials sector was the largest relative contributor to performance versus the Russell 1000 Value Index. Ingersoll-Rand and General Electric (GE) were two top contributors within the sector, ben-efiting from late-cycle business. GE’s order growth increased on the industrial side due to demand for infrastructure upgrades. Ingersoll-Rand purchased heating and air conditioning company Trane in late 2007, and heating, ventilation and air conditioning upgrades in commercial and residential real estate have been a big boost to the company’s earnings.

    Also, strong stock selection and an overweight position within the consumer discretionary sector provided a boost to relative performance. Specifically,

Comcast and Time Warner Cable were top contributors within the media group, as effective capital deployment through stock buybacks and/or dividend increases

Portfolio Composition
By security type

Common Stocks & Other Equity
Interests	64.1%
Bonds and Notes	17.7
US Treasury Securities	10.8
Preferred Stocks	1.5
US Government Sponsored Agency Securities	0.7
Money Market Funds Plus Other Assets Less Liabilities	5.2

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	3.5%
2. General Electric Co.	2.3
3. Citigroup Inc.	1.9
4. Marsh & McLennan Cos., Inc.	1.6
5. Viacom Inc.-Class B	1.5
6. Time Warner Cable Inc.	1.5
7. Comcast Corp.-Class A	1.4
8. Avon Products, Inc.	1.4
9. eBay Inc.	1.4
10. Merck & Co., Inc.	1.4

Top Five Industries*

1. Other Diversified Financial Services	6.1%
2. Pharmaceuticals	5.8
3. Cable & Satellite	3.3
4. Investment Banking & Brokerage	3.2
5. Regional Banks	3.2

Total Net Assets	$1.0 billion

Total Number of Holdings*	373

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

Invesco Van Kampen V.I. Equity and Income Fund

was reflected in improved financials toward the end of the reporting period.

    A material underweight position in utilities also contributed to Fund performance, since it was the worst-performing sector within the Russell 1000 Value Index.

    Strong stock selection in the materials sector was another driver of relative performance versus the Russell 1000 Value Index. Notably, paint and glass company PPG Industries was a top contributor in this sector, since this company has seen increased demand from residential home improvement and commercial real estate.

    Stock selection within the information technology sector also contributed to Fund performance, with eBay being a top contributor, as its PayPal line of business helped profits.

    On the negative side, the Fund’s relatively high cash position was a large detractor from performance in a market experiencing double-digit returns. We are trying to find attractive risk/reward opportunities for the portfolio and will continue to actively seek opportunities for investing the excess cash.

    Stock selection in the consumer staples sector was the largest detractor from Fund performance during the reporting period. Avon was a clear detractor within this sector. The stock price experienced double-digit losses due to perceived instability in management, as Avon found a replacement chief executive officer and investors were disappointed that Avon rejected an acquisition offer from Coty (not a Fund holding). We continued to review Avon to ensure it met our fundamental and valuation criteria as a holding in the Fund.

    An underweight position and weak stock selection in the financials sector also detracted from performance. More specifically, lack of exposure to Bank of America was a large detractor within this sector because the stock posted returns of more than 100%.

    Stock selection and an underweight in telecommunication stocks versus the Rus-sell 1000 Value Index also hurt the Fund’s relative performance. Vodafone was the main driver of underperformance in this sector, as this stock is not held in the Rus-sell 1000 Value Index and experienced negative returns for the reporting period.

    Stock selection in the energy sector also negatively affected the Fund’s relative performance. More specifically, holdings in the oil and gas exploration and production and oil and gas equipment and services industries were the largest detractors, due to the price of oil declining over the reporting period. Notably, Royal Dutch Shell, Hess, Anadarko Petroleum and Baker Hughes performed poorly during the year, with their stocks declining. Royal Dutch Shell and Hess are no longer held in the Fund.

    The Fund’s fixed income allocation is designed such that its distribution across investment grade corporate bonds, US government agency debentures and US Treasury notes and bonds closely tracks the Barclays U.S. Government/Credit Index, while maintaining price sensitivity to changes in interest rates (“duration”) approximately 20% lower than the index’s duration. This portfolio design was sustained throughout the reporting period, and performed in line with expectations, providing a valuable source of portfolio income while helping dampen overall portfolio volatility. The fixed income allocation provided an absolute total return of more than 3% for the reporting period, but still detracted from relative performance versus the Russell 1000 Value Index, as bonds generally underperformed equities during the reporting period.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco Van Kampen V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Equity and
Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mark Laskin Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund.
He joined Invesco in 2010. Mr. Laskin earned a BA in history from Swarthmore College. He also earned an MBA from the Wharton School and an MA from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.

Mary Jayne Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund.
She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. He joined
Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund.
He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco Van Kampen V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/03

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
Inception	7.02%
5 Years	3.37
1 Year	12.58

Series II Shares
Inception (4/30/03)	6.99%
5 Years	3.31
1 Year	12.39

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 30, 2003.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Equity and Income Fund’s investment objective are both capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

    Income risk. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

    Call risk. If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

    Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign risks. The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in finan-cial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

    Investing in real estate investment trusts (REITs) risks. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may be involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–64.05%
Agricultural Products–0.81%
Archer-Daniels-Midland Co.	301,450	$8,256,715

Application Software–0.68%
Adobe Systems Inc.(b)	184,618	6,956,406

Asset Management & Custody Banks–1.39%
Northern Trust Corp.	137,140	6,878,942
State Street Corp.	153,958	7,237,566
		14,116,508

Biotechnology–0.99%
Amgen Inc.	116,607	10,065,516

Cable & Satellite–2.88%
Comcast Corp.–Class A	383,414	14,332,015
Time Warner Cable Inc.	153,415	14,910,404
		29,242,419

Department Stores–0.47%
Kohl’s Corp.	111,866	4,808,001

Diversified Banks–1.85%
Comerica Inc.	200,504	6,083,291
U.S. Bancorp	114,940	3,671,184
Wells Fargo & Co.	265,501	9,074,824
		18,829,299

Diversified Chemicals–0.85%
PPG Industries, Inc.	63,940	8,654,279

Diversified Support Services–0.39%
Cintas Corp.	97,124	3,972,372

Drug Retail–0.42%
Walgreen Co.	114,699	4,245,010

Electric Utilities–1.64%
Edison International	109,357	4,941,843
FirstEnergy Corp.	114,394	4,777,093
Pinnacle West Capital Corp.	136,927	6,980,539
		16,699,475

Food Distributors–0.81%
Sysco Corp.	259,732	8,223,115

Health Care Equipment–1.30%
Medtronic, Inc.	321,268	13,178,413

Home Improvement Retail–0.73%
Home Depot, Inc. (The)	120,719	7,466,470

Hotels, Resorts & Cruise Lines–0.64%
Carnival Corp.	177,549	6,528,477

Household Products–1.45%
Energizer Holdings, Inc.	19,682	1,574,166

	Shares	Value
Household Products–(continued)
Procter & Gamble Co. (The)	193,265	$13,120,761
		14,694,927

Industrial Conglomerates–2.28%
General Electric Co.	1,104,533	23,184,148

Industrial Machinery–0.81%
Ingersoll-Rand PLC	170,915	8,197,083

Insurance Brokers–2.58%
Aon PLC	111,500	6,199,400
Marsh & McLennan Cos., Inc.	464,121	15,998,251
Willis Group Holdings PLC	119,666	4,012,401
		26,210,052

Integrated Oil & Gas–2.72%
Chevron Corp.	119,744	12,949,116
Exxon Mobil Corp.	106,095	9,182,522
Occidental Petroleum Corp.	71,972	5,513,775
		27,645,413

Integrated Telecommunication Services–0.60%
Verizon Communications Inc.	142,014	6,144,946

Internet Software & Services–1.38%
eBay Inc.(b)	274,052	13,982,133

Investment Banking & Brokerage–2.37%
Charles Schwab Corp. (The)	566,109	8,129,325
Goldman Sachs Group, Inc. (The)	41,145	5,248,456
Morgan Stanley	561,838	10,742,343
		24,120,124

IT Consulting & Other Services–0.70%
Amdocs Ltd.	208,906	7,100,715

Managed Health Care–2.24%
Cigna Corp.	129,578	6,927,240
UnitedHealth Group Inc.	159,543	8,653,612
WellPoint, Inc.	118,569	7,223,224
		22,804,076

Movies & Entertainment–2.25%
Time Warner Inc.	153,038	7,319,808
Viacom Inc.–Class B	294,083	15,509,937
		22,829,745

Oil & Gas Equipment & Services–1.38%
Baker Hughes Inc.	180,343	7,365,208
Halliburton Co.	192,243	6,668,910
		14,034,118

Oil & Gas Exploration & Production–2.46%
Anadarko Petroleum Corp.	182,454	13,558,156
Canadian Natural Resources Ltd. (Canada)	61,503	1,774,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
ConocoPhillips	91,226	$5,290,196
Devon Energy Corp.	84,601	4,402,636
		25,025,387

Oil & Gas Storage & Transportation–0.68%
Williams Cos., Inc. (The)	211,813	6,934,758

Other Diversified Financial Services–5.44%
Citigroup Inc.	490,479	19,403,349
JPMorgan Chase & Co.	817,828	35,959,897
		55,363,246

Packaged Foods & Meats–1.72%
Kraft Foods Group, Inc.	117,772	5,355,093
Mondelez International Inc.–Class A	200,876	5,116,312
Unilever N.V.–New York Shares (Netherlands)	183,035	7,010,240
		17,481,645

Personal Products–1.40%
Avon Products, Inc.	988,974	14,201,667

Pharmaceuticals–5.31%
Bristol-Myers Squibb Co.	263,467	8,586,390
Eli Lilly & Co.	181,395	8,946,401
Hospira, Inc.(b)	56,077	1,751,845
Merck & Co., Inc.	340,918	13,957,183
Novartis AG (Switzerland)	98,566	6,234,569
Novartis AG–ADR (Switzerland)	11,820	748,206
Pfizer Inc.	547,945	13,742,461
		53,967,055

Property & Casualty Insurance–0.55%
Chubb Corp. (The)	74,378	5,602,151

Regional Banks–2.70%
BB&T Corp.	251,234	7,313,422
Fifth Third Bancorp	415,756	6,315,333
PNC Financial Services Group, Inc.	237,358	13,840,345
		27,469,100

Security & Alarm Services–1.73%
ADT Corp. (The)	141,593	6,582,659
Tyco International Ltd.	376,793	11,021,195
		17,603,854

Semiconductor Equipment–1.06%
Applied Materials, Inc.	938,752	10,739,323

Semiconductors–0.39%
Intel Corp.	192,189	3,964,859

Soft Drinks–1.50%
Coca-Cola Co. (The)	135,653	4,917,421
PepsiCo, Inc.	151,563	10,371,456
		15,288,877

	Shares	Value
Systems Software–1.33%
Microsoft Corp.	507,068	$13,553,928

Wireless Telecommunication Services–1.17%
Vodafone Group PLC–ADR (United Kingdom)	474,180	11,944,594
Total Common Stocks & Other Equity Interests (Cost $550,547,367)		651,330,399

	Principal Amount
Bonds and Notes–17.73%
Advertising–0.05%
Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$370,000	366,281
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	100,000	110,551
		476,832

Aerospace & Defense–0.04%
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	365,000	369,060

Agricultural Products–0.03%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	255,000	315,820

Air Freight & Logistics–0.03%
United Parcel Service Inc., Sr. Unsec. Global Notes, 2.45%, 10/01/22	295,000	294,751

Airlines–0.11%
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	300,618	329,929
Series 2012-1, Class A, Sec. Pass Through Ctfs., 4.15%, 04/11/24	510,000	540,281
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	213,013	240,971
		1,111,181

Airport Services–0.05%
Heathrow Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	535,000	552,265

Application Software–0.02%
Adobe Systems, Inc., Sr. Unsec. Global Notes, 4.75%, 02/01/20	185,000	207,403

Asset Management & Custody Banks–0.27%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/13(d)	2,511,000	2,793,488

Automobile Manufacturers–0.07%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(c)	700,000	710,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Automotive Retail–0.13%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	$585,000	$621,738
AutoZone, Inc., Sr. Unsec. Global Notes,
6.50%, 01/15/14	395,000	416,974
2.88%, 01/15/23	290,000	283,299
		1,322,011

Biotechnology–1.10%
Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	1,894,000	1,439,440
Gilead Sciences Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	3,793,000	6,403,077
Vertex Pharmaceuticals Inc., Sr. Unsec. Sub. Conv. Notes, 3.35%, 10/01/15	2,987,000	3,373,443
		11,215,960

Brewers–0.11%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
0.80%, 07/15/15	325,000	325,816
3.63%, 04/15/15	395,000	421,002
FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	325,000	358,018
		1,104,836

Broadcasting–0.15%
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	142,000	155,289
Sr. Unsec. Notes,
4.63%, 06/01/13	815,000	828,972
4.70%, 12/15/42(c)	440,000	452,983
8.38%, 03/01/39(c)	80,000	123,842
		1,561,086

Cable & Satellite–0.43%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	445,000	538,269
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	305,000	391,641
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	225,000	230,470
5.15%, 03/15/42	370,000	376,225
NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	230,000	234,123
5.15%, 04/30/20	175,000	207,592
5.95%, 04/01/41	215,000	264,194
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	470,000	548,052

	Principal Amount	Value
Cable & Satellite–(continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	$1,470,000	$1,598,973
		4,389,539

Casinos & Gaming–1.05%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	4,229,000	4,432,521
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	5,867,000	6,222,687
		10,655,208

Communications Equipment–0.36%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	3,177,000	3,651,564

Computer Hardware–0.04%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	420,000	425,207

Computer Storage & Peripherals–1.33%
SanDisk Corp., Sr. Unsec. Conv. Notes,
1.00%, 05/15/13	6,170,000	6,123,725
1.50%, 08/15/17	6,388,000	7,442,020
		13,565,745

Construction & Farm Machinery & Heavy Trucks–0.13%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	1,275,000	1,294,480

Construction Materials–0.57%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	5,300,000	5,803,500

Consumer Finance–0.14%
American Express Credit Corp., Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	35,000	36,495
Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	50,000	60,893
Ford Motor Credit Co. LLC., Sr. Unsec. Global Notes, 2.50%, 01/15/16	450,000	458,098
SLM Corp., Sr. Unsec. Medium-Term Notes, 3.88%, 09/10/15	920,000	943,695
		1,499,181

Distillers & Vintners–0.03%
Brown-Forman Corp., Sr. Unsec. Notes, 2.25%, 01/15/23	310,000	306,480

Diversified Banks–0.99%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	155,000	158,141
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(c)	675,000	698,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	$395,000	$402,441
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes,
2.75%, 02/23/15	200,000	206,171
6.75%, 05/22/19	510,000	624,497
Unsec. Sub. Global Notes, 5.14%, 10/14/20	275,000	287,442
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(c)	390,000	391,481
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	565,000	594,365
HBOS PLC (United Kingdom), Series G, Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	325,000	347,628
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(c)	565,000	620,639
ING Bank N.V. (Netherlands), Unsec. Notes, 3.75%, 03/07/17(c)	755,000	799,211
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	200,000	215,540
National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	190,000	201,317
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(c)	245,000	280,166
Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(c)	490,000	556,126
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	200,000	200,611
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	705,000	708,814
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes,
3.85%, 04/27/15(c)	255,000	268,472
5.50%, 11/18/14(c)	100,000	108,390
U.S. Bancorp., Sr. Unsec. Medium-Term Notes, 2.00%, 06/14/13	530,000	533,769
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	450,000	479,089
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 1.50%, 01/16/18	180,000	179,988
3.63%, 04/15/15	50,000	53,108
Sr. Unsec. Notes, 5.63%, 12/11/17	580,000	691,241
Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	440,000	444,435
		10,051,357

	Principal Amount	Value
Diversified Capital Markets–0.05%
UBS AG (Switzerland),
Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	$250,000	$296,948
Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	210,000	248,870
		545,818

Diversified Chemicals–0.04%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.38%, 11/15/42	370,000	370,971

Diversified Metals & Mining–0.26%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	200,000	260,234
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 1.40%, 02/13/15	455,000	453,803
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	295,000	404,969
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	645,000	646,258
5.38%, 04/16/20	5,000	5,735
6.75%, 04/16/40	10,000	11,854
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes,
1.80%, 10/23/15(c)	420,000	422,870
2.45%, 10/25/17(c)	420,000	424,054
		2,629,777

Diversified REIT’s–0.12%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	1,155,000	1,245,765

Diversified Support Services–0.04%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	380,000	400,148

Drug Retail–0.09%
CVS Pass-Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	778,143	913,457

Electric Utilities–0.15%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	150,000	168,681
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(c)	425,000	450,444
Iberdrola Finance Ireland Ltd. (Spain), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(c)	200,000	205,543
Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	405,000	416,920
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	200,000	242,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Electric Utilities–(continued)
PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	$50,000	$68,133
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	15,000	17,902
		1,570,509

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	395,000	415,176

Fertilizers & Agricultural Chemicals–0.04%
Monsanto Co., Sr. Unsec. Global Notes,, 3.60%, 07/15/42	365,000	365,730

General Merchandise Stores–0.08%
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	760,000	802,425

Gold–0.28%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes,
2.90%, 05/30/16	425,000	446,703
3.85%, 04/01/22	285,000	303,049
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	500,000	570,303
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	665,000	649,905
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	855,000	884,618
		2,854,578

Health Care Equipment–0.52%
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	1,104,000	971,520
Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	3,372,000	4,337,235
		5,308,755

Health Care Facilities–0.68%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	2,241,000	2,586,954
LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	4,141,000	4,278,171
		6,865,125

Health Care Services–0.54%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	570,000	614,116
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	300,000	316,739
Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	220,000	230,040
Omnicare Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes, 3.75%, 04/01/42	2,681,000	2,742,998

	Principal Amount	Value
Health Care Services–(continued)
Series OCR, Sr. Unsec. Gtd. Conv. Deb., 3.25%, 12/15/15(d)	$1,625,000	$1,629,062
		5,532,955

Hotels, Resorts & Cruise Lines–0.07%
Wyndham Worldwide Corp., Sr. Unsec. Notes,
5.63%, 03/01/21	580,000	639,736
7.38%, 03/01/20	20,000	24,061
		663,797

Housewares & Specialties–0.06%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	605,000	644,468

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	50,000	70,409

Industrial Conglomerates–0.06%
General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	485,000	572,352
Koninklijke Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Notes, 5.75%, 03/11/18	25,000	30,405
		602,757

Industrial Machinery–0.15%
Eaton Corp. PLC, Sr. Unsec. Gtd. Notes, 0.95%, 11/02/15(c)	740,000	741,090
Pentair Finance S.A., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21(c)	690,000	787,337
		1,528,427

Integrated Oil & Gas–0.21%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	195,000	230,451
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	300,000	322,985
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes,
5.50%, 01/21/21	665,000	777,023
4.88%, 01/24/22	570,000	639,081
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	115,000	122,011
		2,091,551

Integrated Telecommunication Services–0.28%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	4,000	6,070
AT&T Inc., Sr. Unsec. Global Notes,
1.60%, 02/15/17	455,000	461,728
2.50%, 08/15/15	20,000	20,878
3.00%, 02/15/22	555,000	580,821
5.35%, 09/01/40	101,000	117,710
6.15%, 09/15/34	140,000	175,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	$155,000	$232,589
Verizon Communications, Inc., Sr. Unsec. Global Notes,
3.00%, 04/01/16	230,000	245,775
4.75%, 11/01/41	210,000	238,790
6.35%, 04/01/19	260,000	329,754
6.40%, 02/15/38	300,000	408,189
Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	20,000	20,582
		2,838,286

Investment Banking & Brokerage–0.86%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	510,000	577,113
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
5.25%, 07/27/21	400,000	457,465
6.15%, 04/01/18	550,000	647,986
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	65,000	68,453
Unsec. Sub. Global Notes, 6.75%, 10/01/37	385,000	433,035
Series C, Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/17(c)(e)	3,328,000	3,340,147
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	50,000	53,930
Morgan Stanley,
Sr. Unsec. Global Notes,
3.80%, 04/29/16	700,000	734,241
6.38%, 07/24/42	705,000	831,298
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	610,000	638,744
Sr. Unsec. Notes,
3.45%, 11/02/15	715,000	745,435
5.75%, 01/25/21	220,000	251,516
		8,779,363

Life & Health Insurance–0.16%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	275,000	300,870
MetLife, Inc., Sr. Unsec. Global Notes, 4.75%, 02/08/21	410,000	476,413
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	215,000	240,293
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes,
3.88%, 01/14/15	50,000	52,881
4.75%, 09/17/15	255,000	280,095
6.63%, 12/01/37	110,000	138,818
7.38%, 06/15/19	105,000	134,119
		1,623,489

	Principal Amount	Value
Managed Health Care–0.49%
Aetna, Inc., Sr. Unsec. Global Notes,
3.95%, 09/01/20	$605,000	$658,976
4.13%, 11/15/42	295,000	293,285
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	350,000	351,473
WellPoint Inc., Sr. Unsec. Conv. Notes, 2.75%, 10/15/42(c)	3,398,000	3,671,964
		4,975,698

Movies & Entertainment–0.01%
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	130,000	152,309

Multi-Line Insurance–0.04%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	325,000	382,374

Office Electronics–0.00%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	40,000	42,085

Office REIT’s–0.04%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	335,000	357,364

Oil & Gas Drilling–0.02%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	150,000	155,635

Oil & Gas Equipment & Services–0.13%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(d)	1,126,000	1,333,606

Oil & Gas Exploration & Production–0.34%
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	15,000	19,152
Southwestern Energy Co., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/22(c)	675,000	721,683
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17(c)	3,053,000	2,694,272
		3,435,107

Oil & Gas Refining & Marketing–0.04%
Phillips 66, Sr. Unsec. Gtd. Notes, 1.95%, 03/05/15(c)	385,000	393,186

Oil & Gas Storage & Transportation–0.13%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	155,000	185,069
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	25,000	31,508
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	245,000	308,130
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	355,000	377,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	$120,000	$166,666
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	185,000	254,204
		1,323,123

Other Diversified Financial Services–0.69%
Bank of America Corp.,
Sr. Unsec. Global Notes, 5.75%, 12/01/17	975,000	1,136,298
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	350,000	407,970
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	340,000	427,013
Citigroup Inc.,
Sr. Unsec. Global Notes, 6.01%, 01/15/15	65,000	71,011
6.13%, 11/21/17	495,000	590,212
8.50%, 05/22/19	455,000	611,954
Sr. Unsec. Notes, 4.75%, 05/19/15	75,000	80,818
General Electric Capital Corp.,
Sr. Unsec. Global Notes, 5.90%, 05/13/14	75,000	80,452
Sr. Unsec. Medium-Term Global Notes, 4.65%, 10/17/21	430,000	489,067
Series G, Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	300,000	364,362
ING US Inc. (Netherlands), Sr. Unsec. Gtd. Notes, 5.50%, 07/15/22(c)	765,000	828,402
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
4.40%, 07/22/20	400,000	452,888
4.50%, 01/24/22	80,000	91,089
4.75%, 05/01/13	65,000	65,870
Sr. Unsec. Notes, 6.00%, 01/15/18	615,000	737,341
Unsec. Sub. Global Notes, 5.13%, 09/15/14	70,000	74,422
Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	410,000	496,786
		7,005,955

Packaged Foods & Meats–0.10%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	270,000	304,808
Mondelez International Inc.,
Sr. Unsec. Global Notes, 7.00%, 08/11/37	305,000	424,654
Sr. Unsec. Notes, 6.88%, 01/26/39	200,000	276,737
		1,006,199

	Principal Amount	Value
Paper Products–0.03%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	$245,000	$290,704

Pharmaceuticals–0.48%
AbbVie Inc., Sr. Unsec. Gtd. Notes, 1.20%, 11/06/15(c)	1,620,000	1,631,328
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds,
5.65%, 05/15/18	75,000	91,322
6.38%, 05/15/38	70,000	96,772
Merck & Co. Inc., Sr. Unsec. Global Notes, 5.00%, 06/30/19	280,000	337,157
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19(c)	2,467,000	2,388,364
Teva Pharmaceutical Finance Co. B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.95%, 12/18/22	345,000	348,731
		4,893,674

Property & Casualty Insurance–0.05%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	25,000	31,313
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	420,000	450,895
		482,208

Railroads–0.07%
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	80,000	100,651
Sr. Unsec. Notes, 5.50%, 04/15/41	380,000	450,070
Union Pacific Corp., Sr. Unsec. Notes, 6.13%, 02/15/20	110,000	138,000
		688,721

Regional Banks–0.10%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	485,000	574,855
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	360,000	427,651
		1,002,506

Retail REIT’s–0.06%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	230,000	247,952
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(c)	270,000	333,338
		581,290

Semiconductor Equipment–0.47%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	3,026,000	3,005,196
Novellus Systems Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 05/15/41	1,399,000	1,748,750
		4,753,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
Semiconductors–1.04%
Linear Technology Corp.,
Sr. Unsec. Conv. Notes, 3.00%, 05/01/14(c)(d)	$1,193,000	$1,248,176
Series A, Sr. Unsec. Conv. Global Notes, 3.00%, 05/01/14(d)	4,600,000	4,812,750
Micron Technology Inc., Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(d)	2,200,000	2,044,625
Xilinx Inc., Jr. Unsec. Sub. Conv. Notes,
3.13%, 03/15/37	635,000	807,641
3.13%, 03/15/37(c)	1,302,000	1,655,981
		10,569,173

Sovereign Debt–0.01%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	100,000	118,800
Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	10,000	13,078
		131,878

Specialized Finance–0.14%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(c)	340,000	343,135
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	300,000	319,125
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/22	485,000	520,005
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	195,000	204,428
		1,386,693

Specialized REIT’s–0.19%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	170,000	180,744
Sr. Unsec. Notes, 4.50%, 01/15/18	950,000	1,047,046
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	495,000	513,068
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/22	200,000	212,502
		1,953,360

Steel–0.22%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 10.35%, 06/01/19	446,000	540,002
Sr. Unsec. Global Notes,
4.25%, 08/05/15	585,000	592,676
6.13%, 06/01/18	15,000	15,465
7.25%, 03/01/41	115,000	106,967

	Principal Amount	Value
Steel–(continued)
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	$20,000	$21,640
5.63%, 09/15/19	660,000	753,431
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	185,000	201,355
		2,231,536

Thrifts & Mortgage Finance–0.49%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	5,337,000	4,039,442
People’s United Financial Inc., Sr. Unsec. Global Notes, 3.65%, 12/06/22	480,000	483,793
Radian Group Inc., Sr. Unsec. Conv. Notes, 3.00%, 11/15/17	485,000	431,347
		4,954,582

Tobacco–0.00%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	35,000	38,038

Trucking–0.09%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Notes, 2.50%, 03/15/16(c)	670,000	669,232
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	280,000	290,089
		959,321

Wireless Telecommunication Services–0.24%
Alltel Corp., Sr. Unsec. Notes, 7.00%, 03/15/16	1,000,000	1,183,440
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%,07/16/42	600,000	612,783
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	255,000	266,351
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(c)	370,000	388,038
		2,450,612
Total Bonds and Notes (Cost $166,269,688)		180,271,652

U.S. Treasury Securities–10.73%
U.S. Treasury Bills–0.02%
0.18%, 11/14/13(f)(g)	200,000	199,754

U.S. Treasury Notes–7.93%
1.50%, 12/31/13	1,085,000	1,099,126
0.25%, 02/28/14	4,000,000	4,002,106
1.75%, 03/31/14	2,300,000	2,343,988
2.25%, 01/31/15	6,000,000	6,246,103
2.50%, 03/31/15	275,000	288,688
2.13%, 05/31/15	680,000	709,600
2.25%, 03/31/16	2,000,000	2,119,625
2.63%, 04/30/16	14,000,000	15,016,805
0.63%, 05/31/17	380,000	380,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal Amount	Value
U.S. Treasury Notes–(continued)
0.75%, 06/30/17	$9,000,000	$9,054,437
4.00%, 08/15/18	3,055,000	3,589,607
1.25%, 01/31/19	9,000,000	9,163,058
3.38%, 11/15/19	300,000	344,866
3.63%, 02/15/20	46,000	53,735
2.63%, 11/15/20	600,000	658,430
2.13%, 08/15/21	175,000	184,005
2.63%, 07/31/14	1,100,000	1,141,511
2.38%, 10/31/14	15,720,000	16,328,161
2.13%, 11/30/14	5,250,000	5,437,542
3.63%, 08/15/19	1,525,000	1,775,937
2.00%, 11/15/21	240,000	249,088
1.75%, 05/15/22	485,000	489,198
3.88%, 08/15/40	20,000	24,005
		80,700,256

U.S. Treasury Bonds–2.78%
8.13%, 08/15/21	2,700,000	4,172,210
6.63%, 02/15/27	2,500,000	3,844,737
5.38%, 02/15/31	8,995,000	12,829,761
4.63%, 02/15/40	250,000	337,260
4.38%, 05/15/40	80,000	103,998
4.25%, 11/15/40	2,000,000	2,550,252
3.13%, 11/15/41	3,000,000	3,135,283
3.00%, 05/15/42	210,000	213,596
4.25%, 05/15/39	805,000	1,025,714
4.50%, 08/15/39	40,000	52,936
		28,265,747
Total U.S. Treasury Securities (Cost $101,475,955)		109,165,757

	Shares
Preferred Stocks–1.52%
Health Care Facilities–0.28%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	2,785	2,890,134

Health Care Services–0.13%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	26,407	1,269,384

Oil & Gas Storage & Transportation–0.52%
El Paso Energy Captial Trust I, $2.38 Conv. Pfd.	95,499	5,271,545

Regional Banks–0.37%
KeyCorp, Series A, $7.75 Conv. Pfd.	30,290	3,793,822

Research & Consulting Services–0.04%
Nielsen Holdings N.V., $3.13 Conv. Pfd.	7,510	423,611

Trucking–0.18%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(c)	199,220	1,856,352
Total Preferred Stocks (Cost $12,039,283)		15,504,848

	Principal Amount	Value
U.S. Government Sponsored Agency Securities–0.73%
Federal Home Loan Mortgage Corp. (FHLMC)–0.53%
Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$750,000	$1,155,038
Sr. Unsec. Global Notes,
3.00%, 07/28/14	1,020,000	1,064,015
5.00%, 04/18/17	1,500,000	1,772,740
5.50%, 08/23/17	140,000	170,172
Unsec. Global Notes, 4.88%, 06/13/18	1,000,000	1,208,772
		5,370,737

Federal National Mortgage Association (FNMA)–0.20%
Sr. Unsec. Global Notes, 4.38%, 10/15/15	1,700,000	1,887,488
Unsec. Global Notes, 2.63%, 11/20/14	130,000	135,741
		2,023,229
Total U.S. Government Sponsored Agency Securities (Cost $6,661,996)		7,393,966

Municipal Obligation–0.03%
Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26 (Cost $240,000)	240,000	291,413

Asset-Backed Securities–0.00%
Collateralized Mortgage Obligations–0.00%
Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37 (Cost $4,107)	4,191	4,177

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 02/01/26	4,553	5,132
5.50%, 02/01/37	404	436
		5,568

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
6.00%, 01/01/17	1,063	1,130
5.50%, 03/01/21	396	429
8.00%, 08/01/21	3,102	3,496
9.50%, 04/01/30	8,920	10,761
		15,816
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $19,633)		21,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Shares	Value
Money Market Funds–5.45%
Liquid Assets Portfolio–Institutional Class(h)	27,705,777	$27,705,777
Premier Portfolio–Institutional Class(h)	27,705,777	27,705,777
Total Money Market Funds (Cost $55,411,554)		55,411,554
TOTAL INVESTMENTS–100.24% (Cost $892,669,583)		1,019,395,150
OTHER ASSETS LESS LIABILITIES–(0.24)%		(2,466,835)
NET ASSETS–100.00%		$1,016,928,315

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $40,317,653, which represented 3.96% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Exchangeable for a basket of four common stocks and one ordinary share.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $837,258,029)	$963,983,596
Investments in affiliated money market funds, at value and cost	55,411,554
Total investments, at value (Cost $892,669,583)	1,019,395,150
Cash	99,360
Foreign currencies, at value (Cost $81)	2,553
Receivable for:
Variation margin	28,531
Fund shares sold	317,639
Dividends and interest	3,361,129
Investment for trustee deferred compensation and retirement plans	56,481
Total assets	1,023,260,843

Liabilities:
Payable for:
Investments purchased	3,467,267
Fund shares reacquired	1,159,890
Foreign currency contracts outstanding	327,037
Accrued fees to affiliates	1,209,400
Accrued other operating expenses	55,194
Trustee deferred compensation and retirement plans	113,740
Total liabilities	6,332,528
Net assets applicable to shares outstanding	$1,016,928,315

Net assets consist of:
Shares of beneficial interest	$904,533,723
Undistributed net investment income	15,314,809
Undistributed net realized gain (loss)	(29,420,627)
Unrealized appreciation	126,500,410
$1,016,928,315

Net Assets:
Series I	$53,990,378
Series II	$962,937,937

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,580,540
Series II	63,991,870
Series I:
Net asset value per share	$15.08
Series II:
Net asset value per share	$15.05

Investment income:
Dividends (net of foreign withholding taxes of $87,885)	$16,600,936
Dividends from affiliated money market funds	103,215
Interest	7,995,265
Total investment income	24,699,416

Expenses:
Advisory fees	3,821,564
Administrative services fees	2,573,400
Custodian fees	38,012
Distribution fees — Series II	2,321,747
Transfer agent fees	29,238
Trustees’ and officers’ fees and benefits	58,009
Other	112,771
Total expenses	8,954,741
Less: Fees waived	(1,011,483)
Net expenses	7,943,258
Net investment income	16,756,158

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $97,336)	31,439,615
Foreign currencies	(28,226)
Foreign currency contracts	526,126
Futures contracts	(848,358)
Option contracts written	84,703
31,173,860
Change in net unrealized appreciation (depreciation) of:
Investment securities	65,769,732
Foreign currencies	865
Foreign currency contracts	(1,131,318)
Futures contracts	418,705
65,057,984
Net realized and unrealized gain	96,231,844
Net increase in net assets resulting from operations	$112,988,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$16,756,158	$15,844,404
Net realized gain	31,173,860	6,058,577
Change in net unrealized appreciation (depreciation)	65,057,984	(42,001,839)
Net increase (decrease) in net assets resulting from operations	112,988,002	(20,098,858)

Distributions to shareholders from net investment income:
Series I	(1,018,320)	(166,703)
Series II	(16,905,532)	(14,481,929)
Total distributions from net investment income	(17,923,852)	(14,648,632)

Share transactions-net:
Series I	(7,678,749)	61,606,856
Series II	8,773,622	93,450,310
Net increase in net assets resulting from share transactions	1,094,873	155,057,166
Net increase in net assets	96,159,023	120,309,676

Net assets:
Beginning of year	920,769,292	800,459,616
End of year (includes undistributed net investment income of $15,314,809 and $14,245,911, respectively)	$1,016,928,315	$920,769,292

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco Van Kampen V.I. Equity and Income Fund

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and

Invesco Van Kampen V.I. Equity and Income Fund

assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effectively July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.75% (after 12b-1 fee waivers) of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $107,561.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $233,975 for accounting and fund administrative services and reimbursed $2,339,425 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. IDI had contractually agreed to waive 0.20% of Rule 12b-1plan fees on Series II shares through June 30, 2012. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations of Distribution fees. For the year ended December 31, 2012, 12b-1 fees incurred for Series II shares were $1,417,825 after fee waivers of $903,922.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco Van Kampen V.I. Equity and Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$710,842,136	$11,404,665	$—	$722,246,801
U.S. Treasury Securities	—	109,165,757	—	109,165,757
U.S. Government Sponsored Securities	—	7,415,350	—	7,415,350
Corporate Debt Securities	—	180,139,774	—	180,139,774
Asset-Backed Securities	—	4,177	—	4,177
Municipal Obligations	—	291,413	—	291,413
Foreign Government Debt Securities	—	131,878	—	131,878
	$710,842,136	$308,553,014	$—	$1,019,395,150
Foreign Currency Contracts*	—	(327,037)	—	(327,037)
Futures Contracts*	101,016	—	—	101,016
Total Investments	$710,943,152	$308,225,977	$—	$1,019,169,129

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$13,853	$(340,890)
Interest rate risk
Futures contracts(b)	101,016	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts*	Foreign Currency Contracts*	Options*
Realized Gain (Loss)
Currency risk	$—	$526,126	$—
Interest rate risk	(848,358)	—	—
Equity risk	—	—	84,703
Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(1,131,318)	$—
Interest rate risk	418,705	—	—
Total	$(429,653)	$(605,192)	$84,703

*	The average notional value of futures contracts, foreign currency contracts and options outstanding during the period was $23,382,082, $22,439,284 and $1,440,000, respectively.

Invesco Van Kampen V.I. Equity and Income Fund

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
1/15/13	Bank of New York	CHF	3,219,048	USD	3,460,821	$3,517,115	$(56,294)
1/15/13	Bank of New York	EUR	5,464,358	USD	7,068,885	7,210,791	(141,906)
1/15/13	State Street CA	GBP	6,131,140	USD	9,819,217	9,961,907	(142,690)
1/15/13	State Street CA	USD	852,764	GBP	533,367	866,617	13,853
Total open foreign currency contracts							$(327,037)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes	20	March-2013	$4,409,375	$263

Short Contracts
U.S. Treasury 5 Year Notes	60	March-2013	$(7,464,844)	$10,655
U.S. Treasury 10 Year Notes	34	March-2013	(4,514,562)	21,178
U.S. Treasury Long Bond	27	March-2013	(3,982,500)	68,920
Subtotal			$(15,961,906)	$100,753
Total				$101,016

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	1,080	84,703
Expired	1,080	(84,703)
End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $97,769 and securities sales of $655,929, which resulted in net realized gains of $97,336.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$17,923,852	$14,648,632

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$16,898,578
Net unrealized appreciation — investments	123,338,783
Net unrealized appreciation — other investments	152,107
Temporary book/tax differences	(107,011)
Capital loss carryforward	(27,887,865)
Shares of beneficial interest	904,533,723
Total net assets	$1,016,928,315

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and hybrid securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $27,561,725 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2015	$487,972	$—	$487,972
December 31, 2016	5,167,583	—	5,167,583
December 31, 2017	22,232,310	—	22,232,310
	$27,887,865	$—	$27,887,865

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $271,764,213 and $278,449,208, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$139,958,308
Aggregate unrealized (depreciation) of investment securities	(16,619,525)
Net unrealized appreciation of investment securities	$123,338,783

Cost of investments for tax purposes is $896,056,367.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the interest income from hybrid securities, on December 31, 2012, undistributed net investment income was increased by $2,236,592 and undistributed net realized gain (loss) was decreased by $2,236,592. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	199,037	$2,889,571	166,964	$2,254,649
Series II	5,864,350	85,627,285	10,464,491	146,470,102

Issued as reinvestment of dividends:
Series I	67,782	1,018,096	13,178	166,498
Series II	1,127,035	16,905,532	1,025,856	14,481,929

Issued in connection with acquisitions:(b)
Series I	—	—	4,636,112	68,904,153
Series II	—	—	2,097,600	31,153,983

Reacquired:
Series I	(793,562)	(11,586,416)	(712,240)	(9,718,444)
Series II	(6,423,479)	(93,759,195)	(7,121,326)	(98,655,704)
Net increase in share activity	41,163	$1,094,873	10,570,635	$155,057,166

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 2, 2011, the Fund acquired all the net assets of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 6,733,712 shares of the Fund for 3,229,995, 2,847,069 and 2,619,937 shares outstanding of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund, respectively, as of the close of business on April 29, 2011. Each class of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, April 29, 2011. Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund’s net assets at that date of $31,074,477, $31,415,511 and $37,568,148 including $4,748,360, $4,098,925 and $3,365,752 of unrealized appreciation, were combined with those of the Fund, respectively. The net assets of the Fund immediately before the acquisition were $883,038,141 and $983,096,277 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$16,266,072
Net realized/unrealized gains (losses)	(29,988,355)
Change in net assets resulting from operations	$(13,722,283)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since May 2, 2011.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of rebate from Morgan Stanley Affiliates to average net assets	Portfolio turnover(c)
Series I
Year ended 12/31/12	$13.65	$0.28	$1.42	$1.70	$(0.27)	$—	$(0.27)	$15.08	12.49%		$53,990	0.66	%(d)	0.67	%(d)	1.85	%(d)	—%	31%
Year ended 12/31/11	14.06	0.25	(0.41)	(0.16)	(0.25)	—	(0.25)	13.65	(1.19)		56,053	0.66		0.67		1.83		—	28
Year ended 12/31/10(e)	12.27	0.13	1.66	1.79	—	—	—	14.06	14.59		46	0.69	(f)	0.70	(f)	1.73	(f)	—	34
Series II
Year ended 12/31/12	13.63	0.25	1.44	1.69	(0.27)	—	(0.27)	15.05	12.39		962,938	0.81	(d)	0.92	(d)	1.70	(d)	—	31
Year ended 12/31/11	14.05	0.25	(0.42)	(0.17)	(0.25)	—	(0.25)	13.63	(1.30)		864,716	0.71		0.92		1.78		—	28
Year ended 12/31/10	12.80	0.22	1.29	1.51	(0.26)	—	(0.26)	14.05	12.03		800,414	0.74		0.98		1.68		—	34
Year ended 12/31/09	10.77	0.24	2.11	2.35	(0.32)	—	(0.32)	12.80	22.49		672,782	0.74	(g)	1.04	(g)	2.09	(g)(h)	0.01	81
Year ended 12/31/08	14.74	0.32	(3.56)	(3.24)	(0.31)	(0.42)	(0.73)	10.77	(22.68	)(i)	517,124	0.75	(g)	1.05	(g)	2.50	(g)(h)	0.01	95

(a)	Calculate using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $56,034 and $928,699 for Series I and Series II shares, respectively.
(e)	Commencement date of June 1, 2010.
(f)	Annualized.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.79% and 2.20% for the years ended December 31, 2009 and December 31, 2008, respectively.
(i)	The Adviser reimbursed the Fund for losses incurred on derivative transactions which breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total return shown above. Without this reimbursement, the total return for Series II would have been (22.68)%.

NOTE 13—Subsequent Event

Effective May 1, 2013, the Fund will change its name to Invesco V.I. Equity and Income Fund.

Invesco Van Kampen V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,057.50	$3.41	$1,021.82	$3.35	0.66%
Series II	1,000.00	1,056.40	4.70	1,020.56	4.62	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	75.44%
U.S. Treasury Obligations*	8.36%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Growth

and Income Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIGRI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. Growth and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary reason the Fund underperformed its style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	14.63%
Series II Shares	14.35
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 1000 Value Index¡ (Style-Specific Index)	17.51
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	15.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics and/ or a change in management.

    We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

    In short, our objective is to capitalize on negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. Then, negative news from the eurozone precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook materially improved. Near year-end, market psychology turned negative –

first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013. As the year closed, the equity markets rallied as investors anticipated a resolution to the fiscal cliff crisis.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains and all sectors of the Russell 1000 Value Index posted positive returns.1

    Strong stock selection within the industrials sector was the largest contributor to relative performance versus the Russell 1000 Value Index. Ingersoll-Rand and General Electric (GE) were two top contributors within the sector, benefiting from late-cycle business. GE’s order

Portfolio Composition

By sector

Financials	24.6%
Health Care	14.3
Consumer Staples	11.8
Energy	10.7
Consumer Discretionary	10.2
Information Technology	8.3
Industrials	7.6
Telecommunication Services	2.7
Utilities	2.4
Materials	1.3
Money Market Funds
Plus Other Assets Less Liabilities	6.1

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	5.2%
2. General Electric Co.	3.3
3. Citigroup Inc.	2.8
4. Marsh & McLennan Cos., Inc.	2.3
5. Viacom Inc.-Class B	2.2
6. Time Warner Cable Inc.	2.1
7. Microsoft Corp.	2.1
8. Comcast Corp.-Class A	2.1
9. eBay Inc.	2.0
10. Avon Products, Inc.	2.0

Total Net Assets	$2.1 billion

Total Number of Holdings*	74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco Van Kampen V.I. Growth and Income Fund

growth increased on the industrial side due to demand for infrastructure upgrades. Ingersoll-Rand’s stock rebounded with the help of an improved product offering in residential heating, ventilation and air conditioning and the involvement of a prominent activist investor.

    Also, strong stock selection and an overweight position within the consumer discretionary sector provided a boost to relative performance. Specifically, Comcast and Time Warner Cable were top contributors within the media industry, as effective capital deployment through stock buybacks and/or dividend increases was reflected in improved financials toward the end of the reporting period.

    A material underweight position in utilities also contributed to Fund performance as the sector was the worst-performing sector in the Russell 1000 Value Index.

    Strong stock selection in the materials sector was another driver of relative performance versus the style-specific benchmark. Notably, paint and glass company PPG Industries was a top contributor within this sector as this company saw increased demand from residential home improvement and commercial real estate.

    Stock selection within the information technology sector also contributed to performance. eBay was a top contributor as its PayPal line of business helped profits.

    On the negative side, the Fund’s relatively high cash position was a large detractor from performance in a market that experienced double digit returns. We believe it is prudent to find attractive risk versus reward opportunities for the portfolio. We continue to actively seek opportunities to invest excess cash.

    Stock selection in the consumer staples sector was the largest detractor from Fund performance during the reporting period. Avon was a clear detractor within this sector. The stock price experienced double-digit losses as Avon named a replacement chief executive officer, but investors were disappointed that the company rejected an acquisition offer from Coty (not a Fund holding). We continued to review Avon to ensure it met the Fund’s fundamental and valuation criteria.

    An underweight position and weak stock selection in the financials sector also detracted from performance. More specifically, lack of exposure to Bank of America was a large detractor within this sector as the stock posted returns of more than 100%.

    Stock selection and underweight exposure to telecommunication services stocks versus the the Fund’s style-specific benchmark also hurt the Fund’s relative performance. Vodafone was the main driver of underperformance in this sector, as this stock is not held in the benchmark and experienced negative returns for the reporting period.

    Stock selection in the energy sector also negatively affected the Fund’s relative performance. More specifically, holdings in the oil and gas exploration and production and oil and gas equipment and services industries were the largest detractors, as the price of oil declined over the reporting period. Notably, Royal Dutch Shell, Hess, Anadarko Petroleum and Baker Hughes performed poorly during the year with their stocks declining. Royal Dutch Shell and Hess are no longer held in the Fund.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. The currency forward contracts were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slightly negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco Van Kampen V.I. Growth and Income Fund and for sharing our long-term investment horizon.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I.
Growth and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mark Laskin Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income
Fund. He joined Invesco in 2010. Mr. Laskin earned a BA in history from Swarthmore College. He also earned an MBA from the Wharton School and an MA from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.

Mary Jayne Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income
Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined
Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income
Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco Van Kampen V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns As of 12/31/12

Series I Shares
Inception (12/23/96)	7.73%
10 Years	7.47
5 Years	1.33
1 Year	14.63

Series II Shares
Inception (9/18/00)	4.35%
10 Years	7.21
5 Years	1.08
1 Year	14.35

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.72% and 0.97%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not move in tandem with overall changes in the stock market. The Fund’s investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

    Foreign risks. Risks of investing in securities of foreign issuers, including developing/emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

    Investing in real estate investment trust (REITs) risks. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. REITs may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–93.95%
Agricultural Products–1.20%
Archer-Daniels-Midland Co.	909,753	$24,918,135

Application Software–0.99%
Adobe Systems Inc.(b)	550,049	20,725,846

Asset Management & Custody Banks–2.02%
Northern Trust Corp.	408,689	20,499,840
State Street Corp.	458,808	21,568,564
		42,068,404

Biotechnology–1.44%
Amgen Inc.	347,419	29,989,208

Cable & Satellite–4.20%
Comcast Corp.–Class A	1,153,472	43,116,783
Time Warner Cable Inc.	457,187	44,434,005
		87,550,788

Department Stores–0.69%
Kohl’s Corp.	337,004	14,484,432

Diversified Banks–2.71%
Comerica Inc.	597,521	18,128,787
U.S. Bancorp	348,311	11,125,053
Wells Fargo & Co.	796,609	27,228,096
		56,481,936

Diversified Chemicals–1.25%
PPG Industries, Inc.	193,221	26,152,462

Diversified Support Services–0.57%
Cintas Corp.	292,537	11,964,763

Drug Retail–0.61%
Walgreen Co.	345,556	12,789,028

Electric Utilities–2.41%
Edison International	330,859	14,951,518
FirstEnergy Corp.	350,279	14,627,651
Pinnacle West Capital Corp.	404,919	20,642,771
		50,221,940

Food Distributors–1.19%
Sysco Corp.	781,351	24,737,573

Health Care Equipment–1.90%
Medtronic, Inc.	967,384	39,682,092

Home Improvement Retail–1.08%
Home Depot, Inc. (The)	363,505	22,482,784

Hotels, Resorts & Cruise Lines–0.94%
Carnival Corp.	534,121	19,639,629

	Shares	Value
Household Products–2.12%
Energizer Holdings, Inc.	58,632	$4,689,388
Procter & Gamble Co. (The)	581,397	39,471,042
		44,160,430

Industrial Conglomerates–3.31%
General Electric Co.	3,285,380	68,960,126

Industrial Machinery–1.17%
Ingersoll-Rand PLC	509,101	24,416,484

Insurance Brokers–3.80%
Aon PLC	342,570	19,046,892
Marsh & McLennan Cos., Inc.	1,398,192	48,195,678
Willis Group Holdings PLC	356,614	11,957,268
		79,199,838

Integrated Oil & Gas–4.03%
Chevron Corp.	370,145	40,027,480
Exxon Mobil Corp.	319,935	27,690,374
Occidental Petroleum Corp.	213,555	16,360,449
		84,078,303

Integrated Telecommunication Services–0.89%
Verizon Communications Inc.	430,356	18,621,504

Internet Software & Services–2.03%
eBay Inc.(b)	831,146	42,405,069

Investment Banking & Brokerage–3.44%
Charles Schwab Corp. (The)	1,687,048	24,226,010
Goldman Sachs Group, Inc. (The)	122,613	15,640,514
Morgan Stanley	1,670,500	31,939,960
		71,806,484

IT Consulting & Other Services–1.12%
Amdocs Ltd.	689,546	23,437,669

Managed Health Care–3.26%
Cigna Corp.	386,009	20,636,041
UnitedHealth Group Inc.	476,008	25,818,674
WellPoint, Inc.	353,258	21,520,477
		67,975,192

Movies & Entertainment–3.27%
Time Warner Inc.	461,059	22,052,452
Viacom Inc.–Class B	876,393	46,220,967
		68,273,419

Oil & Gas Equipment & Services–2.00%
Baker Hughes Inc.	535,272	21,860,509
Halliburton Co.	570,428	19,788,147
		41,648,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–3.68%
Anadarko Petroleum Corp.	558,841	$41,527,475
Canadian Natural Resources Ltd. (Canada)	182,753	5,272,535
ConocoPhillips	276,253	16,019,911
Devon Energy Corp.	267,268	13,908,627
		76,728,548

Oil & Gas Storage & Transportation–0.99%
Williams Cos., Inc. (The)	632,760	20,716,562

Other Diversified Financial Services–7.93%
Citigroup Inc.	1,461,666	57,823,507
JPMorgan Chase & Co.	2,444,756	107,495,921
		165,319,428

Packaged Foods & Meats–2.50%
Kraft Foods Group, Inc.	350,205	15,923,821
Mondelez International Inc.–Class A	604,296	15,391,419
Unilever N.V.–New York Shares (Netherlands)	544,388	20,850,061
		52,165,301

Personal Products–2.02%
Avon Products, Inc.	2,940,865	42,230,821

Pharmaceuticals–7.75%
Bristol-Myers Squibb Co.	786,075	25,618,184
Eli Lilly & Co.	540,438	26,654,402
Hospira, Inc.(b)	175,693	5,488,649
Merck & Co., Inc.	1,026,557	42,027,244
Novartis AG (Switzerland)	293,665	18,575,114
Novartis AG–ADR (Switzerland)	35,825	2,267,722
Pfizer Inc.	1,634,837	41,001,712
		161,633,027

Property & Casualty Insurance–0.80%
Chubb Corp. (The)	220,979	16,644,138

Regional Banks–3.92%
BB&T Corp.	748,699	21,794,628
Fifth Third Bancorp	1,238,986	18,820,197
PNC Financial Services Group, Inc.	707,345	41,245,287
		81,860,112

	Shares	Value
Security & Alarm Services–2.53%
ADT Corp. (The)	430,177	$19,998,929
Tyco International Ltd.	1,122,403	32,830,288
		52,829,217

Semiconductor Equipment–1.53%
Applied Materials, Inc.	2,796,908	31,996,628

Semiconductors–0.57%
Intel Corp.	578,487	11,934,187

Soft Drinks–2.20%
Coca-Cola Co. (The)	408,084	14,793,045
PepsiCo, Inc.	454,777	31,120,390
		45,913,435

Systems Software–2.09%
Microsoft Corp.	1,628,836	43,538,786

Wireless Telecommunication Services–1.80%
Vodafone Group PLC–ADR (United Kingdom)	1,491,650	37,574,664
Total Common Stocks & Other Equity Interests (Cost $1,714,096,375)		1,959,957,048

Money Market Funds–6.15%
Liquid Assets Portfolio–Institutional Class(c)	64,169,025	64,169,025
Premier Portfolio–Institutional Class(c)	64,169,026	64,169,026
Total Money Market Funds (Cost $128,338,051)		128,338,051
TOTAL INVESTMENTS–100.10% (Cost $1,842,434,426)		2,088,295,099
OTHER ASSETS LESS LIABILITIES–(0.10)%		(2,062,355)
NET ASSETS–100.00%		$2,086,232,744

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $1,714,096,375)	$1,959,957,048
Investments in affiliated money market funds, at value and cost	128,338,051
Total investments, at value (Cost $1,842,434,426)	2,088,295,099
Foreign currencies, at value (Cost $0)	7,342
Receivable for:
Fund shares sold	9,176,719
Dividends	3,312,234
Fund expenses absorbed	23,687
Investment for trustee deferred compensation and retirement plans	25,882
Total assets	2,100,840,963

Liabilities:
Payable for:
Investments purchased	10,191,053
Fund shares reacquired	631,773
Foreign currency contracts outstanding	1,019,544
Accrued fees to affiliates	2,559,167
Accrued other operating expenses	81,431
Trustee deferred compensation and retirement plans	125,251
Total liabilities	14,608,219
Net assets applicable to shares outstanding	$2,086,232,744

Net assets consist of:
Shares of beneficial interest	$1,790,603,841
Undistributed net investment income	29,868,461
Undistributed net realized gain	20,916,746
Unrealized appreciation	244,843,696
$2,086,232,744

Net Assets:
Series I	$139,946,884
Series II	$1,946,285,860

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,971,570
Series II	97,149,155
Series I:
Net asset value per share	$20.07
Series II:
Net asset value per share	$20.03

Investment income:
Dividends (net of foreign withholding taxes of $273,961)	$47,841,954
Dividends from affiliated money market funds	240,286
Total investment income	48,082,240

Expenses:
Advisory fees	11,338,090
Administrative services fees	5,268,689
Custodian fees	61,516
Distribution fees — Series II	4,678,379
Transfer agent fees	26,069
Trustees’ and officers’ fees and benefits	96,896
Other	158,045
Total expenses	21,627,684
Less: Fees waived	(3,544,070)
Net expenses	18,083,614
Net investment income	29,998,626

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $494,397)	82,724,699
Foreign currencies	(67,629)
Foreign currency contracts	1,402,562
Option contracts written	214,500
84,274,132
Change in net unrealized appreciation (depreciation) of:
Investment securities	157,336,535
Foreign currencies	2,567
Foreign currency contracts	(3,461,389)
153,877,713
Net realized and unrealized gain	238,151,845
Net increase in net assets resulting from operations	$268,150,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$29,998,626	$26,723,123
Net realized gain	84,274,132	43,550,187
Change in net unrealized appreciation (depreciation)	153,877,713	(107,765,526)
Net increase (decrease) in net assets resulting from operations	268,150,471	(37,492,216)

Distributions to shareholders from net investment income:
Series I	(2,099,962)	(1,800,201)
Series ll	(24,684,293)	(18,264,703)
Total distributions from net investment income	(26,784,255)	(20,064,904)

Share transactions-net:
Series l	(35,529,889)	6,256,808
Series ll	(1,049,836)	52,879,530
Net increase (decrease) in net assets resulting from share transactions	(36,579,725)	59,136,338
Net increase in net assets	204,786,491	1,579,218

Net assets:
Beginning of year	1,881,446,253	1,879,867,035
End of year (includes undistributed net investment income of $29,868,461 and $26,708,695, respectively)	$2,086,232,744	$1,881,446,253
Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco Van Kampen V.I. Growth and Income Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco Van Kampen V.I. Growth and Income Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.72% and Series II shares to 0.97% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco Van Kampen V.I. Growth and Income Fund

For the year ended December 31, 2012, the Adviser waived advisory fees of $3,544,070.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $419,568 for accounting and fund administrative services and reimbursed $4,849,121 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,069,719,985	$18,575,114	$—	$2,088,295,099
Foreign Currency Contracts*	—	(1,019,544)	—	(1,019,544)
Total Investments	$2,069,719,985	$17,555,570	$—	$2,087,275,555

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign Currency Contracts(a)	$50,692	$(1,070,236)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Invesco Van Kampen V.I. Growth and Income Fund

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Options*
Realized Gain
Currency risk	$1,402,562	$—
Equity risk	—	214,500
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(3,461,389)	$—
Total	$(2,058,827)	$214,500

*	The average notional value of foreign currency contracts and options outstanding during the period was $69,414,482 and $2,735,000, respectively.

Open Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation
	Counterparty	Deliver		Receive
01/15/13	State Street	USD	3,120,493	GBP	1,951,733	$3,171,185	$50,692

Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
01/15/13	Bank of New York	CHF	9,984,453	USD	10,734,355	$10,908,960	$(174,605)
01/15/13	Bank of New York	EUR	16,856,375	USD	21,805,996	22,243,748	(437,752)
01/15/13	State Street	GBP	19,674,269	USD	31,508,971	31,966,850	(457,879)
							$(1,070,236)
Total open foreign currency contracts							$(1,019,544)

Currency Abbreviations:

CHF	– Canadian Dollar
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

Options Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	2,735	214,500
Expired	(2,735)	(214,500)
End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $288,508 and securities sales of $2,045,493, which resulted in net realized gains of $494,397.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco Van Kampen V.I. Growth and Income Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$26,784,255	$20,064,904

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$29,990,626
Undistributed long-term gain	20,431,963
Net unrealized appreciation — investments	245,275,220
Net unrealized appreciation — other investments	53,259
Temporary book/tax differences	(122,165)
Shares of beneficial interest	1,790,603,841
Total net assets	$2,086,232,744

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $58,992,327 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have capital loss carryforward as of December 31, 2012.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $577,071,841 and $615,005,632, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$290,191,964
Aggregate unrealized (depreciation) of investment securities	(44,916,744)
Net unrealized appreciation of investment securities	$245,275,220

Cost of investments for tax purposes is $1,843,019,879.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and litigation settlements, on December 31, 2012, undistributed net investment income was decreased by $54,605 and undistributed net realized gain was increased by $54,605. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Growth and Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	887,171	$17,276,539	2,123,242	$37,996,201
Series II	8,473,190	163,595,757	11,601,479	208,213,439

Issued as reinvestment of dividends:
Series I	104,580	2,099,962	112,865	1,800,201
Series II	1,230,523	24,684,293	1,146,560	18,264,703

Reacquired:
Series I	(2,832,826)	(54,906,390)	(1,820,667)	(33,539,594)
Series II	(9,776,546)	(189,329,886)	(9,473,533)	(173,598,612)
Net increase (decrease) in share activity	(1,913,908)	$(36,579,725)	3,689,946	$59,136,338

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/12	$17.77	$0.33	$2.27	$2.60	$(0.30)	$—	$(0.30)	$20.07	14.63	%(d)	$139,947	0.66	%(e)	0.84	%(e)	1.72	%(e)	31%
Year ended 12/31/11	18.40	0.30	(0.70)	(0.40)	(0.23)	—	(0.23)	17.77	(2.01	)(d)	156,617	0.61		0.84		1.65		28
Year ended 12/31/10	16.37	0.24	1.81	2.05	(0.02)	—	(0.02)	18.40	12.51	(d)	154,488	0.61		0.74		1.42		30
Year ended 12/31/09	13.74	0.24	2.98	3.22	(0.59)	—	(0.59)	16.37	24.37		153,653	0.62		—		1.72		55
Year ended 12/31/08	21.36	0.36	(6.95)	(6.59)	(0.38)	(0.65)	(1.03)	13.74	(32.03)		146,013	0.61		—		2.06		50
Series II(c)
Year ended 12/31/12	17.74	0.28	2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	(d)	1,946,286	0.91	(e)	1.09	(e)	1.47	(e)	31
Year ended 12/31/11	18.37	0.25	(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26	)(d)	1,724,830	0.86		1.09		1.40		28
Year ended 12/31/10	16.39	0.20	1.80	2.00	(0.02)	—	(0.02)	18.37	12.19	(d)	1,725,378	0.86		0.99		1.17		30
Year ended 12/31/09	13.71	0.20	2.99	3.19	(0.51)	—	(0.51)	16.39	24.11	(f)	1,514,691	0.87		—		1.45		55
Year ended 12/31/08	21.31	0.32	(6.94)	(6.62)	(0.33)	(0.65)	(0.98)	13.71	(32.21	)(f)	1,236,160	0.86		—		1.82		50

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	On June 1, 2010, the Class I and Class II shares or the predecessor fund were reorganized into Series I and Series II shares, respectively of the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s omitted) of $144,665 and $1,871,352 for Series I and Series II shares, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

NOTE 13—Subsequent Event

Effective May 1, 2013, the Fund will change its name to “Invesco V.I. Growth and Income Fund”.

Invesco Van Kampen V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,066.00	$3.74	$1,021.52	$3.66	0.72%
Series II	1,000.00	1,064.80	5.03	1,020.26	4.93	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Annual Report to Shareholders ■ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIMCG-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. Mid Cap Growth Fund had solid positive returns but underperformed its style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven in large part by stock selection in several sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	11.60%
Series II Shares	11.63
S&P 500 Index‚ (Broad Market Index)	16.00
Russell Midcap Growth Index■ (Style-Specific Index)	15.81
Lipper VUF Mid-Cap Growth Funds Index¿ (Peer Group Index)	13.86

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet

Research Systems Inc.; ¿Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

    Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.

    To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct comprehensive, bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

    Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in a company’s fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

Portfolio Composition
By sector
Consumer Discretionary	24.2%
Industrials	17.8
Information Technology	17.6
Health Care	12.4
Energy	7.1
Materials	7.0
Financials	5.1
Consumer Staples	3.8
Telecommunication Services	2.9
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1. Affiliated Managers Group, Inc.	2.4%
2. Tesla Motors, Inc.	2.3
3. AMETEK, Inc.	2.2
4. PPG Industries, Inc.	2.2
5. Citrix Systems, Inc.	2.1
6. Joy Global Inc.	2.1
7. SBA Communications Corp.-Class A	2.0
8. BioMarin Pharmaceutical Inc.	2.0
9. Fastenal Co.	1.9
10. Discovery Communications, Inc.- Class A	1.8

Top Five Industries*

1. Specialty Stores	5.8%
2. Biotechnology	5.5
3. Internet Software and Services	4.9
4. Application Software	3.9
5. Apparel, Accessories and Luxury Goods	3.9

Total Net Assets	$231.7 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco Van Kampen V.I. Mid Cap Growth Fund

    In this environment, the Fund had solid positive returns but underperformed its style-specific benchmark, the Russell Midcap Growth Index, during the fiscal year. Strong performance in the consumer discretionary, financials and industrials sectors was offset by underperformance in the health care, information technology (IT) and materials sectors.

    The health care sector proved to be challenging in 2012, resulting in a significant amount of the Fund’s underperformance versus the Russell Midcap Growth Index. The largest detractor was Allscripts, which provides clinical, financial and information solutions to hospitals and physicians. Allscripts announced dramatically lower earnings during the reporting period, and a power struggle in the boardroom led to the departure of several board members. Amid these events, the stock price was hit dramatically. Another detractor was Hologic. The company has a couple of business lines, but investors were focused on the company’s potential growth and rollout of 3D mammography tools. The company made a surprise acquisition announcement that substantially changed the profile of Hologic’s overall business going forward. Because investors were disappointed by this use of capital and lack of forthright communication by company management, the stock was down significantly upon the announcement. We sold our Allscripts position during the reporting period, while trimming Hologic.

    The IT sector encompassed both the Fund’s largest contributor and largest detractor. Verifone was the largest detractor, declining when an investment firm downgraded the stock and questioned the company’s portrayal of revenue growth. This was exacerbated when the company also lost a patent infringement case that left it financially liable. We sold the stock during the reporting period. The largest contributor to Fund performance was Equinix, a leader in data center co-location, whose stock was up more than 100% during the reporting period.

    The Fund outperformed its style-specific benchmark in a number of sectors. Stock selection in the consumer discretionary sector was strong and led to solid outperformance there. Powerful handbag, clothing and accessories brand, Michael Kors repeatedly reported better-than-expected revenue and earnings during the year. Retailers gave the brand increased promotion and shelf space, and the stock was up strongly during the reporting period. Television content provider Discovery Communications was another strong performer with consistent growth through a turbulent year.

    The Fund also outperformed the Russell Midcap Growth Index in the financials sector due to strong stock selection. Within the sector, Discover Financial Services benefited from a strong cycle in the credit card business. Asset management firm Affiliated Managers Group also contributed to performance, due both to the early-2012 market rally and increased asset flows into its international and alternative funds.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Van Kampen V.I. Mid Cap Growth Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

James Leach Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Growth Fund. He joined
Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/12

Series I Shares
10 Years	8.89%
5 Years	1.42
1 Year	11.60

Series II Shares
Inception (9/25/00)	–2.57%
10 Years	8.87
5 Years	1.37
1 Year	11.63

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Growth Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is September 25, 2000.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds

(Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities are generally affected by changes in the interest rates and creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater for securities with longer maturities. The creditworthiness of the issuer may affect the issuer’s ability to make timely payments of interest and principal. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

    Medium-sized companies risk. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

    Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

    Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap Growth® Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–97.93%
Aerospace & Defense–2.58%
B/E Aerospace, Inc.(b)	56,669	$2,799,449
Triumph Group, Inc.	48,574	3,171,882
		5,971,331

Apparel Retail–1.73%
American Eagle Outfitters, Inc.	140,533	2,882,332
Ross Stores, Inc.	20,802	1,126,428
		4,008,760

Apparel, Accessories & Luxury Goods–3.89%
Michael Kors Holdings Ltd.(b)	61,653	3,146,153
Ralph Lauren Corp.	18,336	2,748,933
Under Armour, Inc.–Class A(b)	64,079	3,109,754
		9,004,840

Application Software–3.91%
Autodesk, Inc.(b)	61,245	2,165,011
Citrix Systems, Inc.(b)	75,074	4,936,115
Salesforce.com, Inc.(b)	11,699	1,966,602
		9,067,728

Asset Management & Custody Banks–2.43%
Affiliated Managers Group, Inc.(b)	43,158	5,617,014

Automobile Manufacturers–2.29%
Tesla Motors, Inc.(b)	156,527	5,301,569

Automotive Retail–1.53%
O’Reilly Automotive, Inc.(b)	39,645	3,545,056

Biotechnology–5.53%
Alexion Pharmaceuticals, Inc.(b)	20,228	1,897,589
BioMarin Pharmaceutical Inc.(b)	93,105	4,585,421
Medivation Inc.(b)	59,093	3,023,198
Onyx Pharmaceuticals, Inc.(b)	43,730	3,302,927
		12,809,135

Broadcasting–1.83%
Discovery Communications, Inc.–Class A(b)	66,637	4,230,117

Building Products–1.08%
Lennox International Inc.	47,676	2,503,943

Casinos & Gaming–2.58%
Penn National Gaming, Inc.(b)	40,930	2,010,072
Wynn Resorts Ltd.	35,205	3,960,211
		5,970,283

Communications Equipment–0.51%
F5 Networks, Inc.(b)	12,199	1,185,133

Construction & Engineering–1.47%
MasTec Inc.(b)	136,820	3,410,923

Construction & Farm Machinery & Heavy Trucks–2.06%
Joy Global Inc.	74,923	4,778,589

	Shares	Value
Construction Materials–1.03%
Martin Marietta Materials, Inc.(c)	25,373	$2,392,166

Consumer Finance–1.66%
Discover Financial Services	99,949	3,853,034

Data Processing & Outsourced Services–1.59%
Alliance Data Systems Corp.(b)	25,363	3,671,548

Diversified Chemicals–2.17%
PPG Industries, Inc.	37,199	5,034,885

Electrical Components & Equipment–2.79%
AMETEK, Inc.	135,823	5,102,870
Rockwell Automation, Inc.	16,178	1,358,790
		6,461,660

Electronic Components–1.76%
Amphenol Corp.–Class A	63,175	4,087,422

Environmental & Facilities Services–1.46%
Waste Connections, Inc.	100,411	3,392,888

Food Retail–2.35%
Fresh Market, Inc. (The)(b)(c)	33,915	1,630,972
Whole Foods Market, Inc.	41,805	3,818,051
		5,449,023

Health Care Equipment–1.48%
Hologic, Inc.(b)	60,433	1,210,473
Intuitive Surgical, Inc.(b)	4,538	2,225,299
		3,435,772

Health Care Facilities–1.41%
Universal Health Services, Inc.–Class B	67,406	3,259,080

Health Care Services–2.81%
Catamaran Corp.(b)	34,725	1,635,895
DaVita HealthCare Partners Inc.(b)	15,286	1,689,561
Express Scripts Holding Co.(b)	20,277	1,094,958
HMS Holdings Corp.(b)	71,930	1,864,426
Innovacare Inc. (Acquired 12/21/05; Cost $241,634)(b)(d)	56,847	222,840
		6,507,680

Homebuilding–0.93%
Toll Brothers, Inc.(b)	66,942	2,164,235

Hotels, Resorts & Cruise Lines–0.54%
Starwood Hotels & Resorts Worldwide, Inc.	21,870	1,254,463

Household Appliances–0.79%
Whirlpool Corp.	18,064	1,838,012

Household Products–1.40%
Church & Dwight Co., Inc.	60,422	3,236,807

Industrial Gases–1.36%
Airgas, Inc.	34,512	3,150,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

	Shares	Value
Industrial Machinery–1.83%
Flowserve Corp.	28,802	$4,228,134

Internet Software & Services–4.87%
Akamai Technologies, Inc.(b)	82,440	3,372,620
Equinix, Inc.(b)	17,154	3,537,155
Facebook Inc.–Class A(b)	93,789	2,497,601
Rackspace Hosting, Inc.(b)	25,192	1,871,010
		11,278,386

IT Consulting & Other Services–1.61%
Cognizant Technology Solutions Corp.–Class A(b)	33,265	2,463,273
Teradata Corp.(b)	20,264	1,254,139
		3,717,412

Movies & Entertainment–1.58%
Cinemark Holdings, Inc.	141,224	3,668,999

Oil & Gas Equipment & Services–3.49%
Cameron International Corp.(b)	71,939	4,061,676
FMC Technologies, Inc.(b)	37,683	1,613,963
Weatherford International Ltd.(b)	214,350	2,398,576
		8,074,215

Oil & Gas Exploration & Production–3.66%
EQT Corp.	40,530	2,390,459
Gulfport Energy Corp.(b)	59,228	2,263,694
Pioneer Natural Resources Co.	35,955	3,832,444
		8,486,597

Pharmaceuticals–1.18%
Shire PLC–ADR (Ireland)	29,666	2,734,612

Railroads–1.40%
Kansas City Southern	38,944	3,251,045

Regional Banks–0.99%
First Republic Bank	69,795	2,287,880

Restaurants–0.76%
Panera Bread Co.–Class A(b)	11,121	1,766,348

Semiconductors–1.51%
Avago Technologies Ltd.	110,376	3,494,504

Specialty Chemicals–2.47%
Albemarle Corp.	62,619	3,889,892
LyondellBasell Industries N.V.–Class A	32,104	1,832,818
		5,722,710

	Shares	Value
Specialty Stores–5.78%
Dick’s Sporting Goods, Inc.	84,372	$3,838,082
GNC Holdings, Inc.–Class A	87,199	2,901,983
Tractor Supply Co.	31,533	2,786,256
Ulta Salon, Cosmetics & Fragrance, Inc.	39,397	3,871,149
		13,397,470

Systems Software–0.53%
Red Hat, Inc.(b)	23,292	1,233,544

Technology Distributors–1.33%
Avnet, Inc.(b)	100,319	3,070,765

Trading Companies & Distributors–1.86%
Fastenal Co.	92,227	4,306,079

Trucking–1.27%
J.B. Hunt Transport Services, Inc.	49,255	2,941,016

Wireless Telecommunication Services–2.86%
SBA Communications Corp.– Class A(b)	65,573	4,656,995
Sprint Nextel Corp.(b)	348,872	1,978,104
		6,635,099
Total Common Stocks & Other Equity Interests (Cost $184,898,013)		226,888,511

Money Market Funds–2.26%
Liquid Assets Portfolio–Institutional Class(e)	2,611,021	2,611,021
Premier Portfolio–Institutional Class(e)	2,611,021	2,611,021
Total Money Market Funds (Cost $5,222,042)		5,222,042
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.19% (Cost $190,120,055)		232,110,553

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.10%
Liquid Assets Portfolio–Institutional Class (Cost $236,012)(e)(f)	236,012	236,012
TOTAL INVESTMENTS–100.29% (Cost $190,356,067)		232,346,565
OTHER ASSETS LESS LIABILITIES–(0.29)%		(667,959)
NET ASSETS–100.00%		$231,678,606

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2012.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2012 represented less than 1% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $184,898,013)*	$226,888,511
Investments in affiliated money market funds, at value and cost	5,458,054
Total investments, at value (Cost $190,356,067)	232,346,565
Receivable for:
Fund shares sold	89,707
Dividends	41,770
Fund expenses absorbed	7,108
Investment for trustee deferred compensation and retirement plans	66,973
Other assets	83,565
Total assets	232,635,688

Liabilities:
Payable for:
Fund shares reacquired	336,057
Collateral upon return of securities loaned	236,012
Accrued fees to affiliates	231,556
Accrued other operating expenses	40,560
Trustee deferred compensation and retirement plans	112,897
Total liabilities	957,082
Net assets applicable to shares outstanding	$231,678,606

Net assets consist of:
Shares of beneficial interest	$242,384,578
Undistributed net investment income	632,366
Undistributed net realized gain (loss)	(53,328,825)
Unrealized appreciation	41,990,487
$231,678,606

Net Assets:
Series I	$88,091,033
Series II	$143,587,573

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	22,446,656
Series II	36,700,915
Series I:
Net asset value per share	$3.92
Series II:
Net asset value per share	$3.91

*	At December 31, 2012, securities with an aggregate value of $233,444 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $24,861)	$2,645,344
Dividends from affiliated money market funds (includes securities lending income of $244,849)	251,571
Total investment income	2,896,915

Expenses:
Advisory fees	1,355,673
Administrative services fees	480,552
Custodian fees	17,151
Distribution fees — Series II	295,407
Transfer agent fees	38,261
Trustees’ and officers’ fees and benefits	28,036
Other	97,119
Total expenses	2,312,199
Less: Fees waived	(103,685)
Net expenses	2,208,514
Net investment income	688,401

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(4,820,673)
Change in net unrealized appreciation (depreciation) of:
Investment securities	7,527,960
Foreign currencies	(3)
7,527,957
Net realized and unrealized gain	2,707,284
Net increase in net assets resulting from operations	$3,395,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$688,401	$(458,415)
Net realized gain (loss)	(4,820,673)	5,213,870
Change in net unrealized appreciation (depreciation)	7,527,957	(11,146,604)
Net increase (decrease) in net assets resulting from operations	3,395,685	(6,391,149)

Distributions to shareholders from net realized gains:
Series l	(29,188)	—
Series ll	(3,373,477)	—
Total distributions from net realized gains	(3,402,665)	—

Share transactions-net:
Series l	90,879,821	—
Series ll	75,715,072	(7,991,842)
Net increase (decrease) in net assets resulting from share transactions	166,594,893	(7,991,842)
Net increase (decreased) in net assets	166,587,913	(14,382,991)

Net assets:
Beginning of year	65,090,693	79,473,684
End of year (includes undistributed net investment income (loss) of $632,366 and $(7,352), respectively)	$231,678,606	$65,090,693

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco Van Kampen V.I. Mid Cap Growth Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco Van Kampen V.I. Mid Cap Growth Fund

I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.09% and Series II shares to 1.34% of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $103,685.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $430,552 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $2,201 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$232,123,725	$—	$222,840	$232,346,565

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $35,199.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary Income	$4,874	$—
Long-term capital gain	3,397,791	—
Total distributions	$3,402,665	$—

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$737,259
Net unrealized appreciation — investments	41,826,564
Net unrealized appreciation (depreciation) — other investments	(11)
Temporary book/tax differences	(104,893)
Capital loss carryforward	(53,164,891)
Shares of beneficial interest	242,384,578
Total net assets	$231,678,606

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2014	$3,084,761	$—	$3,084,761
December 31, 2015	18,519,479	—	18,519,479
December 31, 2016	26,458,758	—	26,458,758
Not subject to expiration	5,101,893	—	5,101,893
	$53,164,891	$—	$53,164,891

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2012 the date of reorganization of Invesco V.I. Capital Development Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $158,410,122 and $86,617,652, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$45,265,248
Aggregate unrealized (depreciation) of investment securities	(3,438,684)
Net unrealized appreciation of investment securities	$41,826,564

Cost of investments for tax purposes is $190,520,001.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of non-deductible proxy costs and expired capital loss carryforward, on December 31, 2012, undistributed net investment income was increased by $38,992, undistributed net realized gain (loss) was increased by $322,510 and shares of beneficial interest was decreased by $361,502. Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco V.I. Capital Development Fund into the Fund, undistributed net investment income was decreased by $87,675, undistributed net realized gain (loss) was decreased by $48,730,063 and shares of beneficial interest was increased by $48,817,738. These reclassifications had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	2,853,873	$11,082,336	—	$—
Series II	3,697,327	13,808,375	1,834,465	7,278,754

Issued as reinvestment of dividends:
Series I	7,350	28,592	—	—
Series II	867,246	3,373,473	—	—

Issued in connection with acquisitions:(b)
Series I	27,656,004	110,336,990	—	—
Series II	20,315,173	80,877,943	—	—

Reacquired:
Series I	(8,073,601)	(30,568,097)	—	—
Series II	(5,855,175)	(22,344,719)	(3,749,212)	(15,270,596)
Net increase (decrease) in share activity	41,468,197	$166,594,893	(1,914,747)	$(7,991,842)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on April 30, 2012 the Fund acquired all the net assets of Invesco V.I. Capital Development Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Fund on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 47,971,177 shares of the Fund for 13,665,309 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Each class of the Target Fund were exchanged for the like class shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 27, 2012. The Target Fund’s net assets at that date of $191,214,933, including $31,284,430 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $71,573,743. The net assets of the Fund immediately following the acquisition were $262,788,676. The pro forma results of operations for the year ended December 31, 2012, assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$333,780
Net realized/unrealized gains	27,965,531
Change in net assets resulting from operations	$28,299,311

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since April 30, 2012.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss)(e) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$3.69	$0.02	(d)	$0.41	$0.43	$(0.20)	$3.92	11.60%	$88,091	1.06	%(e)	1.12	%(e)	0.54	%(d)(e)	92%
Year ended 12/31/11	4.05	(0.01)		(0.35)	(0.36)	—	3.69	(8.89)	11	1.00		1.14		(0.36)		137
Year ended 12/31/10(f)	3.30	(0.00	)(g)	0.75	0.75	—	4.05	22.73	12	1.01	(h)	1.12	(h)	(0.18	)(h)	105
Series II
Year ended 12/31/12	3.68	0.01		0.42	0.43	(0.20)	3.91	11.63	143,588	1.31	(e)	1.37	(e)	0.29	(d)(e)	92
Year ended 12/31/11	4.06	(0.02)		(0.36)	(0.38)	—	3.68	(9.36)	65,080	1.25		1.39		(0.61)		137
Year ended 12/31/10	3.19	(0.02)		0.89	0.87	—	4.06	27.27	79,461	1.26		1.37		(0.53)		105
Year ended 12/31/09	2.04	(0.01)		1.16	1.15	—	3.19	56.37	45,451	1.26		1.52		(0.36)		42
Year ended 12/31/08	5.72	(0.02)		(2.01)	(2.03)	(1.65)	2.04	(46.83)	22,603	1.26		1.61		(0.66)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include special cash dividends received of $3.92 per share owned of Avela Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $62,594 and $118,163 for Series I and Series II shares, respectively.
(f)	Commencement date of June 1, 2010.
(g)	Amount is less than $0.01 per share.
(h)	Annualized.

NOTE 12—Subsequent Event

Effective May 1, 2013, the Fund will change its name to “Invesco V.I. Mid Cap Growth Fund”.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,048.50	$5.61	$1,019.66	$5.53	1.09%
Series II	1,000.00	1,048.60	6.90	1,018.40	6.80	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$3,397,791
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Value

Opportunities Fund

Annual Report to Shareholders ¡ December 31, 2012

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIVOPP-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Van Kampen V.I. Value Opportunities Fund outperformed its style-specific benchmark, the Russell 3000 Value Index. The Fund benefited from overweight positions and stock selection in the consumer discretionary and financials sectors. The Fund’s lack of exposure to the utilities sector contributed to the relative performance of the Fund. Alternatively, stock selection and overweight exposure to the energy sector and stock selection in the telecommunication services, information technology (IT), health care and materials sectors detracted from the Fund’s performance versus the style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	17.70%
Series II Shares	17.66
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 3000 Value Index■ (Style-Specific Index)*	17.55
Russell 1000 Value Index■ (Former Style-Specific Index)	17.51
Lipper VUF Multi-Cap Value Funds Index[t] (Peer Group Index)	15.19
Lipper VUF Large-Cap Value Funds Index[t] (Former Peer Group Index)*	15.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc

*	During the reporting period, the Fund has elected to use the Russell 3000 Value Index as its style-specific index rather than the Russell 1000 Value Index, and to use the Lipper VUF Multi-Cap Value Funds Index as its peer group index rather than the Lipper VUF Large-Cap Value Funds Index. This is because the Russell 3000 Value Index and the Lipper VUF Multi-Cap Value Funds Index more closely reflect the performance of the types of securities in which the Fund invests.

How we invest

We seek to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. We believe that there are four key drivers to finding attractive stocks.

■

Valuation – We use different measures of valuation for different sectors. We use more stable measures of value such as price/book, price/cash flow, and price/sales in more cyclical parts of the market. We use more cash flow and earnings based measures in more growth parts of the market.

■	Fundamentals – We rigorously analyze the fundamentals and risks of the company and its industry.
■	Accounting – We focus on the quality of a company’s accounting including all four financial statements.
■	Psychology – We feel that psychology is one reason that companies become undervalued.

    Ultimately, we believe that the market will recognize the value in companies with such criteria and we will sell them as their stock price begins to reflect their intrinsic value.

    We will only initiate a purchase of a security if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

Portfolio Composition By sector
Financials	38.2%
Consumer Discretionary	15.7
Energy	14.6
Health Care	8.3
Consumer Staples	4.9
Information Technology	4.4
Industrials	4.3
Telecommunication Services	2.1
Materials	1.2
Money Market Funds Plus Other Assets Less Liabilities	6.3

Total Net Assets	$228.4 million

Total Number of Holdings*	42

Top 10 Equity Holdings*

1. Omnicom Group Inc.	6.1%
2. JPMorgan Chase & Co.	5.0
3. Royal Dutch Shell PLC-ADR	4.5
4. Chevron Corp.	4.2
5. Chubb Corp. (The)	3.7
6. Aspen Insurance Holdings Ltd.	3.5
7. Wells Fargo & Co.	3.5
8. Pfizer Inc.	3.2
9. Allstate Corp. (The)	3.1
10. Citigroup Inc.	2.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

■	The security is statistically cheap on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.
■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

    We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the style-specific benchmark, it does not play a major role in the construction of the Fund.

    Our sell discipline is just as important as the buy decision and is based on the same principles: valuation and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:

■	The target price has been realized and we no longer consider the company undervalued.
■	A better value opportunity can be found elsewhere.
■	The company is experiencing deteriorating fundamentals we believe to be a long-term issue.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market

Invesco Van Kampen V.I. Value Opportunities Fund

outlook improved materially. Near year-end, market psychology turned negative – first, due to uncertainty about the out-come of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the so-called “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    In this environment, stock selection and an overweight position in the consumer discretionary sector contributed the most to relative Fund performance during the fiscal year. Consumer discretionary holdings Time Warner Cable and Macy’s were the Fund’s top performers in this sector. Time Warner Cable continued to take market share in broadband while its customers were increasingly moving up to the company’s higher speed and higher priced broadband products. Also, the company has been returning capital through stock buybacks and a dividend. The stock returned more than 50% for the reporting period. Macy’s generated positive performance as it improved its operating performance through localization and enhanced employee training, combined with a high level of free cash flow and an inexpensive valuation.

    Stock selection and a material overweight position in financials was also a large contributor as the financials sector was a top performer during the reporting period. More specifically, within diversified financials, Citigroup was a top contributor and within insurance, Allstate contributed the most to relative performance. Citigroup is increasingly focusing on costs while Allstate is improving pricing, particularly in its homeowners line, while building out its small direct business. Allstate and Citigroup were trading at attractive valuations, despite the strong performance over the reporting period and had strong capital positions. Both holdings returned more than 50% for the reporting period, as investors welcomed improving financials and profits for both companies.

    Having no exposure to utilities also boosted the Fund’s relative performance for the year as this was the worst performing sector in the Russell 3000 Value Index for the reporting period. Investors’ “chasing yield” resulted in utilities becoming expensive. Indeed, in the last 40 years, utilities have rarely been as overvalued relative to the S&P 500 Index, as they are now.

    Stock selection and overweight exposure to energy stocks were the largest detractors to relative performance as the energy sector was the second-worst performing sector during the reporting period. A fear of weaker commodity prices was a primary cause for the stocks’

underperformance. Royal Dutch Shell and Petroleo Brasileiro were among the largest detractors from Fund performance. Royal Dutch Shell had some temporary operating issues that we believe the company will fix. Petroleo Brasileiro had weak pricing in its downstream operations and also had temporary operating issues that we believe will be fixed. Petroleo Brasileiro has a massive resource base and substantial opportunities to increase this resource base. At the close of the year, both companies traded at very attractive valuations.

    Stock selection and underweight exposure to the telecommunication services sector detracted from relative performance. Vodafone Group underperformed due to an earnings disappointment. However, Vodafone’s valuation in total is attractive. After backing out its 45% ownership of Verizon Wireless (not a Fund holding), the valuation for its remaining operations was even more attractive. Not owning Sprint Nextel was a large detractor for the Fund as the stock rose more than 140% for the year.1

    Unfavorable stock selection in the IT sector hampered Fund performance as well. More specifically, within hardware and equipment, Hewlett-Packard and Dell were large detractors on both an absolute and relative basis. Investors continued to be concerned with Hewlett-Packard over its changes in management, resulting in inconsistent strategic plans and a longer-term turnaround story than expected.

    Markets experienced increased volatility during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. Thank you for your investment in the Invesco Van Kampen V.I. Value Opportunities Fund and for sharing our long-term investment horizon.

1	Source: Yahoo News

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Leder Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I.
Value Opportunities Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Opportunities
Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Kevin Holt Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Opportunities
Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Yogi Kak Portfolio manager, is manager of Invesco Van Kampen V.I. Value Opportunities Fund. He joined Invesco in 2011.
Mr. Kak earned a Bachelor of Technology degree in electrical engineering from the Institute of Technology, Banares Hindu University and an MBA from Tulane University.

Matthew Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Opportunities
Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James (Jay) Warwick Portfolio manager, is manager of Invesco Van Kampen V.I. Value Opportunities Fund. He joined Invesco in 2010.
Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco Van Kampen V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the Russell 3000 Value Index as its style-specific index rather than the Russell 1000 Value Index, and to use the Lipper VUF Multi-Cap Value Funds Index as its peer group index rather than the Lipper VUF Large-Cap Value Funds Index. This is because the Russell 3000 Value Index and the Lipper VUF Multi-Cap Value Funds Index more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns As of 12/31/12
Series I Shares
Inception (9/10/01)	2.07%
10 Years	4.66
5 Years	-2.65
1 Year	17.70

Series II Shares
Inception (9/10/01)	1.83%
10 Years	4.41
5 Years	-2.89
1 Year	17.66

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco Van Kampen V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco Van Kampen V.I. Value Opportunities Fund

Invesco Van Kampen V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Funds reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

    Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

    Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 3000® Value Index is an unmanaged index considered representative of U.S. value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co.

    The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–93.72%
Advertising–6.06%
Omnicom Group Inc.	277,042	$13,841,018

Aerospace & Defense–1.99%
Honeywell International Inc.	71,452	4,535,058

Asset Management & Custody Banks–1.99%
Bank of New York Mellon Corp. (The)	176,992	4,548,694

Automobile Manufacturers–2.64%
Renault S.A. (France)	109,511	6,039,411

Brewers–1.71%
Molson Coors Brewing Co.-Class B	91,192	3,902,106

Cable & Satellite–2.43%
Time Warner Cable Inc.	57,121	5,551,590

Computer Hardware–4.41%
Apple Inc.	10,412	5,549,388
Dell Inc.	164,571	1,667,104
Hewlett-Packard Co.	199,693	2,845,625
		10,062,117

Department Stores–2.25%
Macy’s, Inc.	131,743	5,140,612

Diversified Banks–6.24%
Comerica Inc.	100,346	3,044,498
U.S. Bancorp	101,209	3,232,615
Wells Fargo & Co.	233,554	7,982,876
		14,259,989

Food Retail–1.62%
Kroger Co. (The)	142,632	3,711,285

General Merchandise Stores–2.30%
Target Corp.	88,644	5,245,066

Household Products–1.58%
Procter & Gamble Co. (The)	53,200	3,611,748

Industrial Conglomerates–1.91%
General Electric Co.	208,001	4,365,941

Integrated Oil & Gas–13.54%
Chevron Corp.	88,569	9,577,852
Exxon Mobil Corp.	34,461	2,982,599
Petroleo Brasileiro S.A.–ADR (Brazil)	172,092	3,350,631
Royal Dutch Shell PLC–ADR (United Kingdom)	147,681	10,182,605
Total S.A.-ADR (France)	92,979	4,835,838
		30,929,525

Investment Banking & Brokerage–2.89%
Goldman Sachs Group, Inc. (The)	24,087	3,072,538
Morgan Stanley	183,949	3,517,105
		6,589,643

	Shares	Value
Life & Health Insurance–3.18%
MetLife, Inc.	102,622	$3,380,369
Unum Group	186,189	3,876,455
		7,256,824

Managed Health Care–3.66%
UnitedHealth Group Inc.	92,878	5,037,703
WellPoint, Inc.	54,592	3,325,744
		8,363,447

Marine–0.37%
Diana Shipping Inc. (Greece)(b)	115,120	840,376

Oil & Gas Drilling–1.12%
Noble Corp.	73,445	2,557,355

Other Diversified Financial Services–9.80%
Bank of America Corp.	398,897	4,627,205
Citigroup Inc.	158,434	6,267,649
JPMorgan Chase & Co.	261,346	11,491,384
		22,386,238

Pharmaceuticals–4.65%
Bristol-Myers Squibb Co.	99,184	3,232,406
Pfizer Inc.	295,009	7,398,826
		10,631,232

Property & Casualty Insurance–14.09%
Allied World Assurance Co. Holdings AG	65,727	5,179,288
Allstate Corp. (The)	176,050	7,071,928
Aspen Insurance Holdings Ltd.	248,971	7,986,990
Chubb Corp. (The)	111,148	8,371,667
Travelers Cos., Inc. (The)	49,683	3,568,233
		32,178,106

Steel–1.20%
POSCO–ADR (South Korea)(c)	33,397	2,743,564

Wireless Telecommunication Services–2.09%
Vodafone Group PLC-ADR (United Kingdom)	189,123	4,764,008
Total Common Stocks & Other Equity Interests (Cost $172,860,984)		214,054,953

Money Market Funds–6.29%
Liquid Assets Portfolio–Institutional Class(d)	7,188,418	7,188,418
Premier Portfolio–Institutional Class(d)	7,188,418	7,188,418
Total Money Market Funds (Cost $14,376,836)		14,376,836
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.01% (Cost $187,237,820)		228,431,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Opportunities Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.91%
Liquid Assets Portfolio—Institutional Class (Cost $2,072,639)(d)(e)	2,072,639	$2,072,639
TOTAL INVESTMENTS–100.92% (Cost $189,310,459)		230,504,428
OTHER ASSETS LESS LIABILITIES–(0.92)%		(2,107,238)
NET ASSETS–100.00%		$228,397,190

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2012.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2012

Statement of Operations

For the year ended December 31, 2012

Assets:
Investments, at value (Cost $172,860,984)*	$214,054,953
Investments in affiliated money market funds, at value and cost	16,449,475
Total investments, at value (Cost $189,310,459)	230,504,428
Receivable for:
Fund shares sold	62,610
Dividends	346,905
Investment for trustee deferred compensation and retirement plans	37,010
Total assets	230,950,953

Liabilities:
Payable for:
Fund shares reacquired	124,202
Collateral upon return of securities loaned	2,072,639
Accrued fees to affiliates	208,354
Accrued other operating expenses	43,939
Trustee deferred compensation and retirement plans	104,629
Total liabilities	2,553,763
Net assets applicable to shares outstanding	$228,397,190

Net assets consist of:
Shares of beneficial interest	$234,251,479
Undistributed net investment income	2,892,234
Undistributed net realized gain (loss)	(49,940,492)
Unrealized appreciation	41,193,969
$228,397,190

Net Assets:
Series I	$130,383,127
Series II	$98,014,063

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,351,976
Series II	13,865,475
Series I:
Net asset value per share	$7.10
Series II:
Net asset value per share	$7.07

*	At December 31, 2012, securities with an aggregate value of $2,057,611 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $155,136)	$5,651,980
Dividends from affiliated money market funds	18,074
Total investment income	5,670,054

Expenses:
Advisory fees	1,656,656
Administrative services fees	638,871
Custodian fees	12,761
Distribution fees — Series II	254,613
Transfer agent fees	41,414
Trustees’ and officers’ fees and benefits	30,134
Other	60,914
Total expenses	2,695,363
Less: Fees waived	(16,674)
Net expenses	2,678,689
Net investment income	2,991,365

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	20,489,394
Foreign currencies	(5,152)
20,484,242
Change in net unrealized appreciation of investment securities	15,820,217
Net realized and unrealized gain	36,304,459
Net increase in net assets resulting from operations	$39,295,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$2,991,365	$3,225,795
Net realized gain	20,484,242	13,180,072
Change in net unrealized appreciation (depreciation)	15,820,217	(23,850,063)
Net increase (decrease) in net assets resulting from operations	39,295,824	(7,444,196)

Distributions to shareholders from net investment income:
Series I	(2,005,611)	(1,326,452)
Series ll	(1,209,493)	(702,510)
Total distributions from net investment income	(3,215,104)	(2,028,962)

Share transactions-net:
Series l	(25,455,179)	(40,031,379)
Series ll	(21,410,450)	(25,126,460)
Net increase (decrease) in net assets resulting from share transactions	(46,865,629)	(65,157,839)
Net increase (decrease) in net assets	(10,784,909)	(74,630,997)

Net assets:
Beginning of year	239,182,099	313,813,096
End of year (includes undistributed net investment income of $2,892,234 and $3,119,843, respectively)	$228,397,190	$239,182,099

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Value Opportunities Fund, formerly Invesco V.I. Basic Value Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-five separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments. Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and

Invesco Van Kampen V.I. Value Opportunities Fund

reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco Van Kampen V.I. Value Opportunities Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Trust may lend portfolio securities having a market value up to one-third of the Trust’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Trust if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Trust could experience delays and costs in gaining access to the collateral. The Trust bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees

Invesco Van Kampen V.I. Value Opportunities Fund

and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $16,674.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2012, Invesco was paid $62,311 for accounting and fund administrative services and reimbursed $576,560 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2012, the Fund incurred $77 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$224,465,017	$6,039,411	$—	$230,504,428

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco Van Kampen V.I. Value Opportunities Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$3,215,104	$2,028,962

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$2,992,454
Net unrealized appreciation — investments	39,798,136
Temporary book/tax differences	(100,220)
Capital loss carryforward	(48,544,659)
Shares of beneficial interest	234,251,479
Total net assets	$228,397,190

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $20,244,604 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$8,259,476	$—	$8,259,476
December 31, 2017	32,409,899	—	32,409,899
December 31, 2018	7,875,284	—	7,875,284
	$48,544,659	$—	$48,544,659

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $20,128,185 and $78,723,929, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$51,157,713
Aggregate unrealized (depreciation) of investment securities	(11,359,577)
Net unrealized appreciation of investment securities	$39,798,136

Cost of investments for tax purposes is $190,706,292.

Invesco Van Kampen V.I. Value Opportunities Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2012, undistributed net investment income was decreased by $3,870 and undistributed net realized gain (loss) was increased by $3,870. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Series I	1,784,123	$12,416,540	969,060	$6,229,063
Series II	1,339,643	8,704,187	2,174,535	13,057,835

Issued as reinvestment of dividends:
Series I	282,878	2,005,611	248,399	1,326,452
Series II	171,316	1,209,493	132,299	702,510

Reacquired:
Series I	(5,892,112)	(39,877,330)	(7,489,282)	(47,586,894)
Series II	(4,662,117)	(31,324,130)	(6,151,667)	(38,886,805)
Net increase (decrease) in share activity	(6,976,269)	$(46,865,629)	(10,116,656)	$(65,157,839)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/12	$6.12	$0.09	$0.99	$1.08	$(0.10)	$–	$(0.10)	$7.10	17.70%	$130,383	1.01	%(d)	1.02	%(d)	1.37	%(d)	9%
Year ended 12/31/11	6.38	0.08	(0.28)	(0.20)	(0.06)	–	(0.06)	6.12	(3.05)	135,644	1.00		1.00		1.28		15
Year ended 12/31/10	5.98	0.04	0.40	0.44	(0.04)	–	(0.04)	6.38	7.35	181,515	1.00		1.00		0.65		86
Year ended 12/31/09	4.10	0.03	1.94	1.97	(0.09)	–	(0.09)	5.98	48.00	226,282	0.98		0.99		0.59		23
Year ended 12/31/08	12.73	0.10	(6.68)	(6.58)	(0.09)	(1.96)	(2.05)	4.10	(51.77)	157,693	1.03		1.03		0.99		58
Series II
Year ended 12/31/12	6.08	0.07	1.00	1.07	(0.08)	–	(0.08)	7.07	17.66	98,014	1.26	(d)	1.27	(d)	1.12	(d)	9
Year ended 12/31/11	6.34	0.06	(0.28)	(0.22)	(0.04)	–	(0.04)	6.08	(3.39)	103,538	1.25		1.25		1.03		15
Year ended 12/31/10	5.95	0.02	0.39	0.41	(0.02)	–	(0.02)	6.34	6.94	132,298	1.25		1.25		0.40		86
Year ended 12/31/09	4.07	0.02	1.92	1.94	(0.06)	–	(0.06)	5.95	47.74	133,872	1.23		1.24		0.34		23
Year ended 12/31/08	12.62	0.07	(6.61)	(6.54)	(0.05)	(1.96)	(2.01)	4.07	(51.90)	126,874	1.28		1.28		0.74		58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $136,523 and $101,845 for Series I and Series II shares, respectively.

NOTE 11—Subsequent Event

Effective May 1, 2013, the Fund will change its name to “Invesco V.I. Value Opportunities Fund”.

Invesco Van Kampen V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco Van Kampen V.I. Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Value Opportunities Fund, (formerly known as Invesco V.I. Basic Value Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2013

Houston, Texas

Invesco Van Kampen V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,080.00	$5.28	$1,020.06	$5.13	1.01%
Series II	1,000.00	1,079.00	6.58	1,018.80	6.39	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

Invesco Van Kampen V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco Van Kampen V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco Van Kampen V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco Van Kampen V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$633,700	N/A	$665,525	N/A
Audit-Related Fees(2)	$12,000	0%	$42,500	0%
Tax Fees(3)	$113,729	0%	$162,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$759,429	0%	$870,525	0%

PWC billed the Registrant aggregate non-audit fees of $125,729 for the fiscal year ended 2012, and $205,000 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end December 31, 2012 includes fees billed for agreed upon procedures related to fund mergers. Audit-Related fees for the fiscal year end December 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end December 31, 2012 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end December 31, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2011 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: February 28, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: February 28, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12 (b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.